1933 Act File No. 033-68090

1940 Act File No. 811-07988

Subject to completion, dated September 27, 2007

UNITED STATES

SECURITIES & EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 52	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Post-Effective Amendment No. 52	☒

LORD ABBETT INVESTMENT TRUST

Exact Name of Registrant as Specified in Charter

90 Hudson Street, Jersey City, New Jersey	07302-3973
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (800) 201-6984

Christina T. Simmons, Esq.

Vice President and Assistant Secretary

90 Hudson Street, Jersey City, New Jersey  07302-3973

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately on filing pursuant to paragraph (b)

☐	On (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☒	On December 14, 2007 pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐   This post-effective amendment designates a new effective date for a  previously filed post effective amendment.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL OR OFFER THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND WE ARE NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER IS NOT PERMITTED.

Lord Abbett
Floating Rate Fund

PROSPECTUS

DECEMBER __, 2007

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Class B shares of the Fund are neither offered to the general public nor available in all states. Call 888-522-2388 for further information.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

THE FUND

WHAT YOU SHOULD KNOW ABOUT THE FUND	Goal	2

	Principal Strategy	2

	Main Risks	2

	Performance	5

	Fees and Expenses	5

	Additional Investment Information	7

	Management	10

YOUR INVESTMENT

INFORMATION FOR MANAGING YOUR FUND ACCOUNT	Choosing a Share Class	12

	Sales Charges	17

	Retirement and Benefit Plan Investors	24

	Fee-Based Program Investors	25

	Other Information About Retirement and Benefit Plans and Fee-Based Programs	26

	Financial Intermediary Compensation	29

	Purchases	35

	Exchanges	36

	Redemptions	37

	Distributions and Taxes	39

	Automatic Services for Fund Investors	41

	Other Services for Fund Investors	41

	Other Information for Fund Investors	42

FINANCIAL INFORMATION

Financial Highlights	48

ADDITIONAL INFORMATION

HOW TO LEARN MORE ABOUT THE FUND AND OTHER LORD ABBETT FUNDS	Back Cover

THE FUND

GOAL

The Fund's investment objective is to seek a high level of current income.

PRINCIPAL STRATEGY

To pursue its goal, the Fund, under normal circumstances, will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate senior loans. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The Fund may invest in senior loans of any maturity or credit quality, including those rated below investment grade or determined by Lord Abbett to be of comparable quality. The Fund may invest up to 20% of its total assets in senior loans that are not secured by any specific collateral. The Fund may invest up to 20% of its net assets in other types of debt securities and short-term instruments, including secured or unsecured corporate loans and corporate debt securities, second lien loans, fixed-rate debt securities and repurchase agreements.

The Fund may invest up to 25% of its total assets in senior loans made to foreign-domiciled Borrowers and foreign securities. The Fund expects that substantially all of the senior loans in which it invests will be U.S. dollar-denominated.

The Fund may invest up to 10% of its total assets in credit default swaps, credit linked notes, forward currency contracts, futures, options and other types of derivatives to seek to enhance returns, to hedge some of its investment risks or as a substitute for a position in the underlying asset. In connection with its derivative transactions, the Fund will be required to segregate permissible liquid assets, or engage in other measures to "cover" the Fund's obligations relating to such transactions.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market

We, the Fund, or Floating Rate Fund refers to Lord Abbett Floating Rate Fund, a portfolio or series of the Lord Abbett Investment Trust (the "Trust").
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
When used in this prospectus, the term "securities" includes loans and related debt instruments.
Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities ("Borrowers"). The interest rates on senior loans are periodically adjusted to a generally recognized base rate such as the London Interbank Offered Rate ("LIBOR") or the prime rate as set by the Federal Reserve ("Prime Rate"). Senior loans typically are secured by specific collateral of the Borrower and hold the most senior position in the Borrower's capital structure or share the senior position with the Borrower's other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the Borrower's assets in the event of default. Although the features of senior loans, including being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, senior loans are subject to significant credit risk.
Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate or index.

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movements. When interest rates rise, the prices of debt securities are likely to decline. Longer-term debt securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.

The Fund invests primarily in senior loans that are rated below investment grade. Below investment grade senior loans, like high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower-rated investments also may be subject to greater price volatility than higher-rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value.

A majority of the Fund's assets are likely to be invested in securities that are considerably less liquid than those traded on national exchanges. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Such securities may be more difficult to value and the Fund may have difficulty disposing of them in a timely manner and/or for a reasonable price.

The prices of senior loans also may be adversely affected by supply-demand imbalances caused by conditions within the senior loan market or in other markets that have an impact on the value of senior loans. The frequency and magnitude of such changes cannot be predicted.

The interest rates on senior loans adjust periodically. Thus, the value of senior loans generally fluctuates less than the value of fixed-rate debt securities. However, the interest rates on senior loans may not correlate to prevailing interest rates during the periods between rate adjustments.

The Fund's investments in foreign securities, including emerging market securities, may present increased market, liquidity, currency, political, information, and other risks.

High-yield debt securities (sometimes called "lower-rated bonds" or "junk bonds") are debt securities that are rated BB/Ba or lower by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Fitch Ratings or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities also may be less liquid.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

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The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other instruments. Derivatives are subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivatives may not correlate perfectly with the value of the underlying asset, rate, or index. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Whether the Fund's use of derivatives is successful will depend on, among other things, Lord Abbett's ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund's performance could suffer. See also "Additional Investment Information" for further information concerning foreign currency-related transactions, futures contracts and related options, listed options on securities and swaps and similar transactions.

Certain of the Fund's derivative transactions may give rise to leverage risk. Leverage, including borrowing for investment purposes, may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund's holdings. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. The Fund may be required to segregate permissible liquid assets to "cover" its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements. There is no assurance that the Fund will be able to employ leverage successfully.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

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FLOATING RATE FUND

PERFORMANCE

The Fund does not show any performance because it has not completed a full calendar year of operations.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A	B(1)	C	F	R2	R3
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	4.75%(2)	None	None	None	None	None
Maximum Deferred Sales Charge (See "Sales Charges") (3)	None(4)	5.00%	1.00%(5)	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (6)
Distribution and Service (12b-1) Fees(7)
Other Expenses(8)
Total Operating Expenses

  (1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

  (2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

  (6)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (7)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (8)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

SYMBOLS:
CLASS A	[ ]
CLASS B	[ ]
CLASS C	[ ]
CLASS F	[ ]
CLASS R2	[ ]
CLASS R3	[ ]

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FLOATING RATE FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R2 Shares
Class R3 Shares

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class R2 Shares
Class R3 Shares

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ADDITIONAL INVESTMENT INFORMATION

This section describes some investment techniques used by the Fund and some of the risks associated with those techniques.

Adjusting Investment Exposure. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, credit linked notes, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

Foreign Currency-Related Transactions. The Fund may enter into forward foreign currency exchange contracts (a type of forward contract) to invest in foreign currency futures contracts and options on foreign currencies and futures. The Fund also may use these currency-related transactions to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. They also may be used to increase the Fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Foreign Securities. The Fund may invest up to 25% of its net assets in foreign securities that are primarily traded outside the United States. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency

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rates or currency controls. In addition, the Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

Futures Contracts and Options on Futures Contracts. The Fund may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. The Fund also may enter into such transactions as a substitute for taking a position in an underlying asset or to increase returns. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter market ("OTC"). The Fund is not registered as, nor is it subject to registration or regulation as, a commodity pool operator under the Commodity Exchange Act.

Options. The Fund may purchase call and put options and write (i.e. sell) covered call and put option contracts in accordance with its investment objective and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or securities indices, currencies or futures. The Fund also may enter into over-the-counter ("OTC") options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will be subject to Lord Abbett's ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

Risks of Options and Futures. Fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

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Swap and Similar Transactions. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

Temporary Defensive Investments. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

Information on Portfolio Holdings. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available other portfolio related information within 15 days following the end of each calendar month for which such information is made available. Such information may include: a list of the largest portfolio positions; portfolio commentaries; portfolio performance attribution information; "fact sheets" or similar updates; and certain other information regarding one or more portfolio positions. This information will remain available until the schedule, list, commentary, fact sheet, performance attribution or other information for the next

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month is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com under the Fund's holdings tab or request a copy at no charge by calling Lord Abbett at 888-522-2388.

For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies – Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT

Board of Trustees. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.

Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board's approval is available in the Fund's Semiannual Report to Shareholders for each six-month period ended May 31.

Investment Adviser. The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $113 billion in 55 mutual fund portfolios and other advisory accounts as of July 31, 2007.

Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The Statement of Additional Information contains additional information about manager compensation, other accounts managed, and ownership of Fund shares.

Elizabeth O. MacLean, Leveraged Loans Investment Manager, heads the team and is primarily responsible for the day-to-day management of the Fund. Ms. MacLean joined Lord Abbett in 2006 and has been a member of the team since the Fund's inception. She was a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. from [___] to 2006 and a Vice President/Portfolio Manager at Pilgrim Investments, Inc. from [___] to [___]. She has been in the investment business since 1987.

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Management Fee. Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The management fee is calculated daily and payable monthly at the following annual rates:

[TO BE COMPLETED.]

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of [0.04%] of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

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YOUR INVESTMENT

CHOOSING A SHARE CLASS

The Fund offers in this Prospectus six classes of shares: Class A, B, C, F, R2, and R3 shares. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends, eligibility requirements, and sales charges. Share class offerings are broadly grouped into three purchase categories:

•  Retirement and Benefit Plans. Investors investing through Retirement and Benefit Plans are offered Class A, R2, and R3 shares. Actual share class availability is determined by your plan and your plan service provider. See "Retirement and Benefit Plan Investors" for more information.

•  Fee-Based Programs. Investors in Fee-Based Programs are offered Class A and F shares. Actual share class availability is determined by your program sponsor. See "Fee-Based Program Investors" for more information.

•  All Other Investors. Class A, B, and C shares are offered to individual investors, certain retirement plans, and other investors not qualifying for one of the other two categories above.

You may purchase shares at the NAV per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Purchases" and "Other Information for Fund Investors – Procedures Required by the USA PATRIOT Act." We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

Retirement and Benefit Plans include qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, but do not include Individual Retirement Accounts ("IRAs"), unless explicitly stated elsewhere in the Prospectus.
Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:
•	Traditional, Rollover, Roth, and Education IRAs
•	SIMPLE IRAs, SEP-IRAs, 401(k) and 403(b) accounts
•	Defined Contribution Plans
Fee-Based Programs include Fee-Based Advisory Programs and Fee-in-Lieu-of-Commission Programs sponsored or offered by Financial Intermediaries. In Fee-Based Advisory Programs, a Financial Intermediary provides a fee-based investment advisory program or service (including mutual fund wrap programs). In Fee-in-Lieu-of-Commission Programs, a Financial Intermediary bundles together a suite of services, such as brokerage, investment advice, research, and account management, and the client pays a fee based on the total asset value of the client's account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

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You should read this section carefully to determine which class of shares is best for you and discuss your selection with your Financial Intermediary. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, the length of time you plan to hold the investment, your qualification for any waiver of a sales load or fee reduction, whether you plan to take any distributions in the near future, and the availability of the share class for purchase. You should consult with your investment professional or Financial Intermediary about comparative pricing of investor services available under each available share class, the compensation that will be received by your investment professional or Financial Intermediary in connection with each available share class, and other factors that may be relevant to your choice of share class in which to invest.

If you are thinking about rolling over retirement plan assets to an IRA, if you think you may be moving from one plan to another, or if there is a change related to your Financial Intermediary, there may be limitations on your ability to make additional purchases of shares of a particular class. Purchases or sales through a participating Retirement and Benefit Plan or Fee-Based Program must be consistent with the procedures for the plan or program. Records relating to such purchases or sales are maintained by, or on behalf of, the plan or the program sponsor.

Lord Abbett Distributor LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.
Financial Intermediaries include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants, insurance companies, Fee-Based Program sponsors, and certain Retirement and Benefit Plans.
Share Class Considerations for Individual Investors. If you are considering investing $100,000 or more in Class B shares, in almost all cases it will be more economical for you to choose Class A shares because of the reduced sales charge and lower ongoing annual expenses of Class A shares.
If your investment horizon is limited, an investment in Class C shares may be more appropriate than Class B shares. Class C shares are sold without a front-end sales charge and the CDSC does not apply to shares redeemed after the first anniversary of the purchase.
If you plan to invest a large amount and your investment horizon is five years or more, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the longer term than the front-end sales charge you would pay on larger purchases of Class A shares.

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Share Classes. The following table compares key features of the Fund's classes. You should review the Fee Table and Example at the front of this Prospectus carefully before choosing your share class. Your Financial Intermediary can help you decide which class meets your goals. Not all share classes may be available through your Financial Intermediary. Your Financial Intermediary may receive different compensation depending upon which class you choose.

For more information on selecting a share class, see "Classes of Shares" in the Statement of Additional Information.

Class
	A	B	C	F	R2	R3
Key features	• Front-end sales charge
• You may qualify for reduction or waiver of front-end sales charge
• Generally lower annual expenses than Class B and Class C
	• Generally higher dividends than Class B and Class C	• No front-end sales charge • CDSC declines over time • Converts to Class A after approximately 8 years • Generally higher annual expenses than Class A • Generally lower dividends than Class A	• No front-end sales charge • CDSC for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A • Generally lower dividends than Class A	• No front-end sales charge or CDSC • Only offered to eligible Fee-Based Programs	• No front-end sales charge or CDSC • Only offered to eligible Retirement and Benefit Plans	• No front-end sales charge or CDSC • Only offered to eligible Retirement and Benefit Plans

Front-end sales charge	Up to 4.75% reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None	None	None

continued on next page

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Class
	A	B	C	F	R2	R3
CDSC	1.00% on certain purchases of $1 million or more (see "Sales Charges – Class A Share CDSC"); waived under certain circumstances	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no CDSC after sixth anniversary; waived under certain circumstances	1.00% if you redeem before the first anniversary of purchase; waived under certain circumstances	None	None	None

Annual distribution and/or service fees(1)	0.35% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	0.10% of average daily net assets	0.60% of average daily net assets	0.50% of average daily net assets

Exchange privilege(2)(3)	Class A shares of most Lord Abbett Funds	Class B shares of most Lord Abbett Funds	Class C shares of most Lord Abbett Funds	Class F shares of applicable Lord Abbett Funds	Class R2 shares of applicable Lord Abbett Funds	Class R3 shares of applicable Lord Abbett Funds

  (1)  The Rule 12b-1 plan provides that the maximum payments that may be authorized by the Board for Class A shares are 0.50%; and for Class B, C, F, R2, and R3 shares, 1.00%. The Fund may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution (as defined below) waives part of the compensation. In such cases, the Fund will not require payment of any otherwise applicable CDSC.

  (2)  Ask your Financial Intermediary about the Lord Abbett Funds available for exchange.

  (3)  Shareholders may be able to transfer shares of one class of the Fund for shares of another class (e.g., Class A to Class F, or Class R2 to Class A) subject to the eligibility requirements for the other share class and any applicable sales load or CDSC. The transaction will be based on the respective NAV of each class as of the trade date for the exchange. Consequently, the transferring shareholder may receive fewer shares or more shares than originally owned, depending on that day's NAVs. Please contact your Financial Intermediary for additional information on how to move your shares into another share class.

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Investment Minimums. Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account. For investors purchasing Class F, R2, and R3 shares through Retirement and Benefit Plans or Fee-Based Programs offered by Financial Intermediaries, the minimums that apply to the plans or programs may apply instead of those shown below.

See "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Investment Minimums —

Initial/Additional Investments*

Class
	A	B	C	F	R2	R3
General	$1,000/No minimum	$1,000/No minimum	$1,000/No minimum	No minimum	No minimum	No minimum
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	$250/No minimum	$250/No minimum	N/A	N/A	N/A
SIMPLE IRAs	N/A	No minimum	N/A	N/A	N/A	N/A
Invest-A- Matic	$250/ $50	$250/ $50	$250/ $50	N/A	N/A	N/A

  *  Consult your Financial Intermediary for more information.

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SALES CHARGES

Class A Share Front-End Sales Charges. You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund's distributions or dividends you reinvest in additional Class A shares. The table below shows the rate of sales charge you pay, depending on the amount you purchase.

Sales Charges

Your Investment	As a % of Offering Price	As a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer's Concession (% of Offering Price)
Less than $100,000	4.75%	4.99%	.9525	4.00%
$100,000 to $249,999	3.95%	4.11%	.9605	3.25%
$250,000 to $499,999	2.75%	2.83%	.9725	2.25%
$500,000 to $999,999	1.95%	1.99%	.9805	1.75%
$1,000,000 and over	No Sales Charge		1.0000	†

  †  See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."

Note: The above percentages may vary for particular investors due to rounding.

Reducing Your Class A Share Front-End Sales Charges. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your Financial Intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a

Please inform the Fund or your Financial Intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge.

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related party have holdings of Eligible Funds in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your Financial Intermediary know. You may be asked to provide supporting account statements or other information to allow us or your Financial Intermediary to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

•  Rights of Accumulation – A Purchaser may combine the value at the current public offering price of Class A, B, and C shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class F, R2, and R3 share holdings may not be combined for these purposes.

•  Letter of Intention – A Purchaser may combine purchases of Class A, B, and C shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days. Class F, R2, and R3 share holdings may not be combined for these purposes.

The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) Retirement and Benefit Plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as

Eligible Fund. An "Eligible Fund" is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's (as defined below) affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria.

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described above in IRAs, as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, and C shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

For more information on eligibility for these privileges, read the applicable sections in the Application and the Statement of Additional Information. This information also is available at www.LordAbbett.com or by calling Lord Abbett at 888-522-2388 (at no charge).

Class A Share Purchases Without a Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

•  purchases of $1 million or more,

•  purchases by Retirement and Benefit Plans with at least 100 eligible employees,

•  purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

•  purchases made with dividends and distributions of Class A shares of another Eligible Fund,

•  purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A shares,

•  purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

•  purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees in connection with Fee-Based Programs, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

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•  purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

•  purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

•  purchases involving the concurrent sale of Class B or C shares of the Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSC (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge.

See the Statement of Additional Information for a listing of other categories of purchases that qualify for Class A share purchases without a front-end sales charge.

These categories may be subject to a CDSC.

CDSC

A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, the Fund redeems shares in the following order:

  1.  shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

  2.  shares held for six years or more (Class B), one year or more after the month of purchase (Class A), or one year or more (Class C)

  3.  shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (Class A) or before the first anniversary of their purchase (Class C)

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Class A Share CDSC. If you buy Class A shares of the Fund under one of the starred ( ) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month after the month in which you initially purchased those shares, a CDSC of 1% normally will be collected.

The Class A share CDSC generally will not be assessed under the following circumstances:

•  benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under Retirement and Benefit Plans (documentation may be required)

•  redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds

•  redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002

•  Eligible Mandatory Distributions under 403(b) plans and IRAs.

Benefit Payment Documentation. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."
Eligible Mandatory Distributions. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

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Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

CDSC — Class B Shares

Anniversary of the day on which the purchase order was accepted(1)				CDSC on redemption (as % of amount subject to charge)
On		Before
		1	st anniversary	5.0%
1	st anniversary	2	nd anniversary	4.0%
2	nd anniversary	3	rd anniversary	3.0%
3	rd anniversary	4	th anniversary	3.0%
4	th anniversary	5	th anniversary	2.0%
5	th anniversary	6	th anniversary	1.0%
On or after the 6th anniversary(2)				None

  (1)  The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

  (2)   Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares. Conversions will occur as follows:

CDSC — Class B Shares

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Lord Abbett Fund
After the eighth anniversary of your purchase payment	In the same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	After the shares originally acquired would have converted into Class A shares

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Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

Class B Share CDSC and Class C Share CDSC. The Class B share CDSC and Class C share CDSC generally will not be assessed under the following circumstances:

•  benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)

•  Eligible Mandatory Distributions under 403(b) plans and individual retirement accounts

•  death of the shareholder

•  redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

See "Automatic Services for Fund Investors" for more information.

A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor is concurrently selling his or her holdings in Class B or C shares of the Fund and buying Class A shares of the Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Reinvestment Privilege. If you redeem shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

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RETIREMENT AND BENEFIT PLAN INVESTORS

Eligible Investors: Retirement and Benefit Plans. Retirement and Benefit Plans with plan-level or fund-level omnibus accounts held on the books of the Fund generally may be eligible to invest in Class A, R2, and R3 shares:

•  Class A Shares. Eligible Retirement and Benefit Plans may open an account and purchase Class A shares of the Fund by contacting any Financial Intermediary authorized to sell the Fund's shares. Your plan may be eligible for front-end sales charge waivers. See "Sales Charges – Class A Share Front-End Sales Charges" for more information.

•  Class R2 and R3 Shares. Class R shares generally are available through:

m  certain employer-sponsored Retirement and Benefit Plans offering funds from multiple fund families as investment options where the employer, administrator, recordkeeper, sponsor, related person, Financial Intermediary, or other appropriate party has entered into an agreement to make Class R2 or R3 shares available to plan participants; or

m  dealers that have entered into certain approved agreements with Lord Abbett Distributor.

Class R shares are also available for orders made by or on behalf of a Financial Intermediary for clients participating in an IRA rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

Additional Information Concerning Class R Shares.

•  Transfers Between Certain Retirement and Benefit Plans. Class R shares generally are available for transfers between certain Retirement and Benefit Plans offering one or both classes of Class R2 or R3 shares of Lord Abbett Funds as investment options. If a Retirement and Benefit Plan invested in Class R2 or R3 shares moves to another plan service provider or Financial Intermediary that is not eligible to hold, or authorized to sell, Class R2 or R3 shares, the Retirement and Benefit Plan may be required to liquidate its Class R2 or R3 shares.

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•  Transfers to Another Share Class. A Retirement and Benefit Plan may be able to transfer Class A, B, or C shares of the Fund (or any other share class that the Fund may designate) to Class R shares of the Fund if the plan satisfies the eligibility requirements for Class R shares, and subject to any applicable sales charge or CDSC.

•  IRA Rollovers. Generally, IRA rollovers by plan participants will not be eligible for reinvestment in Class R shares. However, if the rollover involves an in-kind transfer of Class R shares, the new account may continue to hold such Class R shares, but will not be allowed to make new purchases of Class R shares. Plan participants with beneficial interests in Class R shares may invest assets from Retirement and Benefit Plans in Class A, B, C, or F shares through an IRA rollover, provided that the investment meets the eligibility requirements for the particular share class. Rollovers invested in Class A, B, or C shares will be subject to applicable sales charges. Additional conditions also may apply to the transfer of shares into an IRA rollover account, and your Financial Intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Fund and its affiliates. In addition, the options and services available to you may be different from those discussed in this Prospectus. You should ask your Financial Intermediary about its services and any applicable fees.

•  Sales Charge Discounts. A Retirement and Benefit Plan or current or former plan participant will not be entitled to combine Class R shares with the shares of any other share class of the Lord Abbett Funds for purposes of calculating the applicable sales charge on any Class A share purchases.

FEE-BASED PROGRAM INVESTORS

Eligible Investors: Fee-Based Programs. Class A and F shares are available for purchases by or on behalf of Financial Intermediaries for clients in certain Fee-Based Programs:

•  Class A Shares. Investors in Fee-Based Programs may purchase Class A shares by contacting their Financial Intermediaries. You may be eligible for front-end sales charge waivers. See "Sales Charges – Class A Share Front-End Sales Charges" for more information.

•  Class F Shares. Class F shares generally are available to investors participating in Fee-Based Programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to investors that are clients of certain registered investment advisers ("RIAs") that have an agreement with Lord Abbett Distributor, if it so deems appropriate.

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Additional Information Concerning Class F Shares. Class F shares generally are available in connection with the following:

•  Transfers Involving Fee-Based Programs of Financial Intermediaries or Accounts Held at RIAs Offering Class F Shares as Investment Options. If an investor moves his or her account from one Fee-Based Program or RIA offering Class F shares of the Lord Abbett Funds to another Fee-Based Program or RIA also offering Class F shares of the Lord Abbett Funds, the investor will be able to continue his investment in Class F shares and make new purchases of Class F shares. However, if an investor moves his or her account to a Fee-Based Program or RIA that does not offer Class F shares of Lord Abbett Funds as investment options, or otherwise holds assets from such an account other than in a Fee-Based Program or with an RIA that offers Class F shares, the investor may continue to hold the existing Class F shares but will not be allowed to make new purchases of Class F shares. If the investor later moves his or her account to another Fee-Based Program that offers Class F shares, the investor will be allowed to make new Class F share purchases. Alternatively, an investor may invest assets formerly invested in Class F shares in Class A, B, or C shares, provided that the investment meets the eligibility requirements for the particular share class and subject to applicable sales charges.

•  Transfers of Existing Holdings. Sponsors of Fee-Based Programs or RIAs that decide to offer Class F shares may be able to convert Class A shares of a Lord Abbett Fund (or any other share class that the Fund may designate) to Class F shares of the fund if the Fee-Based Program or the account placed with the RIA satisfies the eligibility requirements for Class F shares. Applicable sales charges, if any, will apply. A Fee-Based Program or an RIA will not be entitled to combine Class F shares with the shares of any other share class of the Lord Abbett Funds for purposes of calculating the applicable sales charges on any Class A share purchases the program or RIA may make. Consult your Financial Intermediary to determine whether Class F shares may be a suitable investment.

OTHER INFORMATION ABOUT RETIREMENT AND BENEFIT PLANS AND FEE-BASED PROGRAMS

Limitations on Fund Availability and Services. Purchase, redemption, and exchange privileges may differ when you are investing through certain Retirement and Benefit Plans or Fee-Based Programs because you may not be able to

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exchange into a Lord Abbett Fund or other fund that is not offered in your plan or program. Similarly, you may be able to move your retirement plan investment into an IRA account, but you may only make future purchases to the extent that you meet any eligibility requirements for the share class into which you have transferred. Financial Intermediaries may choose to impose qualification requirements for plans that differ from the Fund's share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Fund is not responsible for, and has no control over, the decision of any Financial Intermediary to impose such differing requirements. You should discuss purchase, redemption, and exchange options with your Financial Intermediary to determine whether you qualify for a waiver of sales charges on any class of shares offered. If you do qualify, another class of shares may be more appropriate for you. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for plan participants. You should be aware that your investment professional may receive different compensation depending upon the class in which you invest. Please consult with your Financial Intermediary for more information about available share classes.

Purchases, Redemptions, and Exchanges. Participants in Retirement and Benefit Plans must contact their sponsor, plan service provider, or Financial Intermediary to purchase, redeem or exchange shares, or to request detailed information about eligibility to purchase shares and the portability of such shares. Typically, no minimum investment is required for Retirement and Benefit Plans or Fee-Based Programs investing in Class F, R2, or R3 shares. Financial Intermediaries may establish requirements as to the purchase, redemption, or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and the Fund's Statement of Additional Information. Financial Intermediaries may choose to impose share class parameters different from those set forth in this Prospectus and the Fund's Statement of Additional Information. Additionally, investor services may only be available to plan participants through a plan service provider, plans may require separate applications, and plans' policies and procedures may be different from those described in this Prospectus. The Fund is not responsible for, and has no control over, the decision of any Financial Intermediary to impose such differing requirements. Eligible qualified Retirement and Benefit Plans or Fee-Based Programs can exchange their Class A, F, R2, or R3 shares for Eligible Funds, in keeping with the limitations described above. Be sure to read the current prospectus for any Fund into which you are exchanging. Please see the Statement

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of Additional Information for details and limitations on moving investments in certain share classes to different share classes, and on moving investments held in certain accounts to different accounts.

Additional Services. Financial Intermediaries may provide some of the shareholder servicing and account maintenance services required by Retirement and Benefit Plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan service providers to provide other investment or administrative services. Financial Intermediaries may charge Retirement and Benefit Plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, Retirement and Benefit Plans may charge plan participants for certain expenses. These fees and additional amounts are in addition to those imposed by the Fund and its affiliates, and could reduce your investment return in Fund shares. For questions about such accounts, contact your employee benefits office, plan service provider, or other Financial Intermediary that provides recordkeeping and shareholder services for your account.

Other Considerations. With respect to Class A, R2, and R3 shares held through certain Retirement and Benefit Plans and Fee-Based Programs, Lord Abbett and its affiliates may have other relationships with Financial Intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. If your plan service provider provides these services, Lord Abbett or the Fund may compensate it for these services. In addition, your Financial Intermediary may have other relationships with Lord Abbett or its affiliates that are not related to the Fund. See "Financial Intermediary Compensation – Payments for Recordkeeping, Networking, and Other Services" for more information.

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FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts.

Additionally, your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

As shown in the table "Fees and Expenses" above, sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Fund out of its assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

	Class
Fee*	A	B	C	F	R2	R3
Service	0.25%	0.25%	0.25%	—	0.25%	0.25%
Distribution	0.10%	0.75%	0.75%	0.10%	0.35%	0.25%

  *  The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating NASD sales charge limitations.

Lord Abbett may pay 12b-1 fees to Financial Intermediaries or use the fees for other distribution purposes, including revenue sharing.

Sales Activities. The Fund may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that are primarily intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of Prospectuses and Statements of Additional Information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to Authorized Institutions,

Authorized Institutions are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan. Lord Abbett Distributor is an Authorized Institution.
12b-1 fees are payable regardless of expenses. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

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maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts or certain Retirement and Benefit Plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A Share Purchases With a Front-End Sales Charge. See "Sales Charges – Class A Share Front-End Sales Charges" for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

•  purchases of $1 million or more;

•  purchases by certain Retirement and Benefit Plans with at least 100 eligible employees; or

•  purchases for certain Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("Alliance Arrangements").

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B and C shares will be included for purposes of calculating the breakpoints in the Schedule below and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived. Any waiver must be authorized by the Financial Intermediary firm and the registered representative.

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Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

Dealer Concession Schedule — Class A Shares

(for Certain Purchases Without a Front-End Sales Charge)

The dealer concession received is based on the amount of the Class A share investment as follows:

Class A Investments	Front-End Sales Charge*	Dealer's Concession
First $5 million	None	1.00%
Next $5 million above that	None	0.55%
Next $40 million above that	None	0.50%
Over $50 million	None	0.25%

  *  Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month after the month in which the shares were initially purchased. For Alliance Arrangements involving Financial Intermediaries offering multiple fund families to Retirement and Benefit Plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the plan is invested.

Class B Shares. Lord Abbett Distributor may pay Financial Intermediaries selling Class B shares a commission of 4.00% of the purchase price of the Class B shares they sell and Lord Abbett Distributor will retain any applicable CDSC. Financial Intermediaries also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class C Shares. Lord Abbett Distributor may pay Financial Intermediaries selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and Lord Abbett Distributor will retain any applicable CDSC and an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Financial Intermediaries until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Financial Intermediaries will then receive an annual distribution/service fee of up to 0.90% of the average daily net assets represented by the Class C shares serviced by them.

Class F, R2, and R3 Shares. Class F, R2, and R3 shares are purchased at net asset value with no front-end sales charge and no CDSC when redeemed. See "Retirement and Benefit Plan Investors," "Fee-Based Program Investors," and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. In addition to the various sales commissions, concessions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Fund

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may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and out of its own resources (including revenues from advisory fees and 12b-1 fees) and without additional cost to the Fund or the Fund's shareholders. This compensation from Lord Abbett is not reflected in the fees and expenses listed above in the Fee Table section of this Prospectus. The payments may be for:

•  marketing and/or distribution support for Dealers;

•  the Dealers' and their investment professionals' shareholder servicing efforts;

•  training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

•  certain information regarding Dealers and their investment professionals;

•  sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

•  the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

•  certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

Some of these payments are sometimes called "revenue sharing" payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

Lord Abbett or Lord Abbett Distributor may benefit from revenue sharing if the Dealer features the Fund in its sales system (such as by placing the Fund on its preferred fund list or giving access on a preferential basis to members of the

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Financial Intermediary's sales force or management). In addition, Lord Abbett Distributor may agree to participate in the Dealer's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Lord Abbett personnel may make presentations on the Fund to the intermediary's sales force). To the extent the Dealers sell more shares of the Fund or retain shares of the Fund in their clients' accounts, Lord Abbett receives greater management and other fees due to the increase in the Fund's assets. Although a Dealer may request additional compensation from Lord Abbett to offset costs incurred by the Dealer servicing its clients, the Dealer may earn a profit on these payments, if the amount of the payment exceeds the Dealer's costs.

Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. These factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. For certain relationships entered into before February 1, 2006 with Dealers selling the Lord Abbett Funds in connection with variable insurance products, Lord Abbett or Lord Abbett Distributor may make payments up to 0.15% of the related Lord Abbett Funds' assets and/or sales. These maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer

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itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

The Fund's portfolio transactions are not used to compensate Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealers based on their ability to provide the best net results from the transaction to the Fund. If Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with Financial Intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your intermediary provides these services, Lord Abbett or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively,

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"Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, Prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees Lord Abbett Funds pay are designed to compensate Financial Intermediaries for such services.

The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•  establishing and maintaining individual accounts and records;

•  providing client account statements; and

•  providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which would otherwise provide these services.

Financial Intermediaries may charge additional fees or commissions other than those disclosed in this Prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion above and in the Fund's Statement of Additional Information. You may ask your Financial Intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

PURCHASES

Retirement and Benefit Plan Investors. You must place all orders to purchase Fund shares through the Financial Intermediary administering your Retirement and Benefit Plan. For more information on how to purchase Fund shares or for the limitations on the amount that may be purchased, please consult your Financial Intermediary. See "Retirement and Benefit Plan Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Fee-Based Program Investors. You must place all orders to purchase Fund shares through the Financial Intermediary offering your Fee-Based Program. For more information on how to purchase Fund shares or for the limitations on the amount that may be purchased, please consult your Financial Intermediary. See "Fee-Based Program Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

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All Other Investors. Purchases of Class A, B, and C shares may be made through any Financial Intermediary that has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. Contact your Financial Intermediary for initial purchases of Class F, R2, or R3 shares. See "Other Information about Retirement and Benefit Plans and Fee-Based Programs" for more information. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below titled "Proper Form" before placing your order to ensure that your order will be accepted.

Lord Abbett Floating Rate Fund
P.O. Box 219336
Kansas City, MO 64121

Proper Form. An order submitted directly to the Fund must contain: (1) a completed application with all applicable requested information, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 888-522-2388.

See "Procedures Required by the USA PATRIOT Act" for more information.

EXCHANGES

Retirement and Benefit Plan Investors. You may be able to exchange shares of a class of the Fund for shares of the same class of an Eligible Fund, subject to restrictions and procedures contained in your Retirement and Benefit Plan. You must place all orders to exchange Fund shares through the Financial Intermediary administering your Retirement and Benefit Plan. For more information on how to exchange Fund shares or on the limitations applicable to exchanges, please consult your Financial Intermediary. See "Retirement and Benefit Plan Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Fee-Based Program Investors. You may be able to exchange shares of a class of the Fund for shares of the same class of an Eligible Fund, subject to restrictions and procedures contained in your Fee-Based Program. You must place all orders to exchange Fund shares through the Financial Intermediary offering your Fee-Based Program. For more information on how to exchange Fund shares or on the limitations applicable to exchanges, please consult your Financial Intermediary. See "Fee-Based Program Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

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All Other Investors. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 888-522-2388. The Fund must receive instructions for the exchange before the close of the New York Stock Exchange ("NYSE") on the day of your call to get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you. See "Distributions and Taxes" for more information. Be sure to read the current prospectus for any fund into which you are exchanging. Please see the Fund's Statement of Additional Information for details and limitations on moving investments in certain share classes to different share classes, and on moving investments held in certain accounts to different accounts. You should also consult your Financial Intermediary if you have any questions.

REDEMPTIONS

Retirement and Benefit Plan Investors. You may redeem Fund shares subject to restrictions and procedures established by your Retirement and Benefit Plan. You must place all orders to redeem Fund shares through the Financial Intermediary administering your Retirement and Benefit Plan. For more information on how to redeem Fund shares or for the limitations on redemptions, please consult your Financial Intermediary. See "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Fee-Based Program Investors. You may redeem Fund shares subject to restrictions and procedures established by your Fee-Based Program. You must place all orders to redeem Fund shares through the Financial Intermediary offering your Fee-Based Program. For more information on how to redeem Fund shares or for the limitations on redemptions, please consult your Financial Intermediary. See "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

All Other Investors. Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. Contact your Financial Intermediary for redemptions involving Class F, R2, or R3 shares. For more information, please call 888-522-2388. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," "Class C Share CDSC," and "Class B Share CDSC and Class C Share CDSC."

Small Accounts. The Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

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By Broker. Call your investment professional for instructions on how to redeem your shares.

By Telephone. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 888-522-2388.

By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

Through a Financial Intermediary. Your Financial Intermediary may process a redemption on your behalf. Your Financial Intermediary will be responsible for furnishing all necessary documents to Lord Abbett and may charge you for this service.

Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation, please call 888-522-2388.

A Guaranteed Signature is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

•  a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation);

Eligible Guarantor is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.
Guaranteed Signature. An acceptable form of guarantee would be as follows:
•	In the case of an estate -
Robert A. Doe Executor of the Estate of John W. Doe
[Date]

•	In the case of a corporation - ABC Corporation
Mary B. Doe
By Mary B. Doe, President [Date]

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•  a redemption check payable to anyone other than the shareholder(s) of record;

•  a redemption check to be mailed to an address other than the address of record;

•  a redemption check payable to a bank other than the bank we have on file; or

•  a redemption for $50,000 or more.

Redemptions in Kind. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone's tax situation is unique, you should consult your tax advisor regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

The Fund expects to pay you dividends from its net investment income monthly and to distribute any net capital gains annually.

All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Retirement and Benefit Plan accounts may not receive distributions in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

For U.S. federal income tax purposes the Fund's distributions generally are taxable to shareholders, other than tax-exempt shareholders (including certain Retirement and Benefit Plan shareholders, as discussed below), regardless of whether paid in

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cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that the Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares. Any sale, redemption, or exchange of Fund shares may be taxable.

If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, such as Retirement and Benefit Plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, in the case of Fund shares held through a nonqualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose Retirement and Benefit Plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a Retirement and Benefit Plan generally are taxable to plan participants as ordinary income.

You must provide your Social Security Number or other taxpayer identification number to the Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold 28% "backup withholding" tax from your distributions, sale proceeds, and any other payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year.

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AUTOMATIC SERVICES FOR FUND INVESTORS

Retirement and Benefit Plan and Fee-Based Program Investors. You should consult your Financial Intermediary about automatic services that may be offered through your Retirement and Benefit Plan or Fee-Based Program.

All Other Investors. Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 888-522-2388.

OTHER SERVICES FOR FUND INVESTORS

Retirement and Benefit Plan and Fee-Based Program Investors. You should consult your Financial Intermediary about other services that may be offered through your Retirement and Benefit Plan or Fee-Based Program.

All Other Investors. The following additional services are offered to individual investors as well as investors not qualifying for another investment category.

For investing

Invest-A-Matic* (Dollar-cost averaging)	You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the Application for instructions.

Div-Move*	You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

  *  In the case of Financial Intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts' purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

For selling shares

Systematic Withdrawal Plan ("SWP")	You can make regular withdrawals from most Lord Abbett-sponsored funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish an SWP, the value of your shares for Class A or C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of an SWP established for certain Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.

Class B and C Shares	The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to an SWP for Class B and C shares will be redeemed in the order described under "CDSC" under "Sales Charges."

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Telephone Investing. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.

Account Statements. Every investor automatically receives quarterly account statements.

Householding. We have adopted a policy that allows us to send only one copy of the Fund's Prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

OTHER INFORMATION FOR FUND INVESTORS

Excessive Trading and Market Timing. The Fund is designed for long-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices ("frequent trading") may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. The Fund and Lord Abbett will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Transactions by telephone may be difficult to implement in times of drastic economic or market change.
Exchange Limitations. As described under "Choosing a Share Class," we reserve the right to modify, restrict, or reject any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

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portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund's investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see "Other Information for Fund Investors – Pricing of Fund Shares."

The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund's policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

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Frequent Trading Policy and Procedures. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) from an account will be prohibited from investing in the Fund in the account for 30 calendar days after the redemption (the "Policy"). The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless the Distributor determines in its sole discretion that the transaction may be harmful to the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) Retirement and Benefit Plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a "fund-of-funds" or similar investment vehicle that the Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a Fee-Based Program or mutual fund separate account program; and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor's financial advisor) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor (and/or the investor's financial advisor) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor's financial advisor) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action

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without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that Financial Intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances, the Distributor may review the frequent trading policies and procedures that an individual Financial Intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. The Distributor also will seek the Financial Intermediary's agreement to cooperate with the Distributor's efforts to (1) monitor the Financial Intermediary's adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that the Distributor in its sole discretion deems adequate, and (2) stop any trading activity the Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a Financial Intermediary's application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by the Distributor and by certain other Financial Intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the Financial Intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund's shares may be held by Financial Intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a Financial Intermediary, to our knowledge, in an omnibus environment or in nominee name, the Distributor will seek to receive sufficient information from the Financial Intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the Financial Intermediary and request it to provide the Distributor with additional transaction information so that the Distributor may determine if any investors appear to have engaged in frequent trading activity. The Distributor's monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

YOUR INVESTMENT
45

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the Financial Intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or may also terminate our relationship with the Financial Intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

YOUR INVESTMENT
46

Pricing of Fund Shares. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.

Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted price, or the security is relatively illiquid. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

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47

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

The Fund does not show any financial highlights because it has not yet commenced operations as of the date of this Prospectus.

FINANCIAL INFORMATION
48

To Obtain Information:
By telephone. For shareholder account inquiries and for literature requests call the Fund at: 888-522-2388.
By mail. Write to the Fund at: The Lord Abbett Family of Funds 90 Hudson Street Jersey City, NJ 07302-3973
Via the Internet. Lord, Abbett & Co. LLC www.LordAbbett.com
Text only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov.
You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

More information on the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

The Fund's Annual and Semiannual Reports contain more information about the Fund's investments and performance. The Annual Report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year. The Reports are available free of charge at www.LordAbbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this Prospectus). The SAI is available free of charge at www.LordAbbett.com, and through other means, as indicated on the left.

Lord Abbett Mutual Fund shares are
distributed by:
LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street
Jersey City, NJ 07302-3973

Lord Abbett Investment Trust

Lord Abbett Floating Rate Fund

LA-FRF-1

(12/07)

SEC File Number: 811-07988

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL OR OFFER THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND WE ARE NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER IS NOT PERMITTED.

Lord Abbett
Floating Rate Fund

PROSPECTUS

CLASS I SHARES

DECEMBER __, 2007

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

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INFORMATION ABOUT THE GOAL, PRINCIPAL STRATEGY, MAIN RISKS, PERFORMANCE, FEES AND EXPENSES	Goal	2

	Principal Strategy	2

	Main Risks	2

	Performance	5

	Fees and Expenses	5

	Additional Investment Information	7

	Management	10

YOUR INVESTMENT

INFORMATION FOR MANAGING YOUR FUND ACCOUNT	Purchases	12

	Redemptions	18

	Distributions and Taxes	20

	Services For Fund Investors	21

FINANCIAL INFORMATION

Financial Highlights	25

ADDITIONAL INFORMATION

HOW TO LEARN MORE ABOUT THE FUND AND OTHER LORD ABBETT FUNDS	Back Cover

THE FUND

GOAL

The Fund's investment objective is to seek a high level of current income.

PRINCIPAL STRATEGY

To pursue its goal, the Fund, under normal circumstances, will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate senior loans. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The Fund may invest in senior loans of any maturity or credit quality, including those rated below investment grade or determined by Lord Abbett to be of comparable quality. The Fund may invest up to 20% of its total assets in senior loans that are not secured by any specific collateral. The Fund may invest up to 20% of its net assets in other types of debt securities and short-term instruments, including secured or unsecured corporate loans and corporate debt securities, second lien loans, fixed-rate debt securities and repurchase agreements.

The Fund may invest up to 25% of its total assets in senior loans made to foreign-domiciled Borrowers and foreign securities. The Fund expects that substantially all of the senior loans in which it invests will be U.S. dollar-denominated.

The Fund may invest up to 10% of its total assets in credit default swaps, credit linked notes, forward currency contracts, futures, options and other types of derivatives to seek to enhance returns, to hedge some of its investment risks or as a substitute for a position in the underlying asset. In connection with its derivative transactions, the Fund will be required to segregate permissible liquid assets, or engage in other measures to "cover" the Fund's obligations relating to such transactions.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market

We, the Fund, or Floating Rate Fund refers to Lord Abbett Floating Rate Fund, a portfolio or series of the Lord Abbett Investment Trust (the "Trust").
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
When used in this prospectus, the term "securities" includes loans and related debt instruments.
Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities ("Borrowers"). The interest rates on senior loans are periodically adjusted to a generally recognized base rate such as the London Interbank Offered Rate ("LIBOR") or the prime rate as set by the Federal Reserve ("Prime Rate"). Senior loans typically are secured by specific collateral of the Borrower and hold the most senior position in the Borrower's capital structure or share the senior position with the Borrower's other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the Borrower's assets in the event of default. Although the features of senior loans, including being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, senior loans are subject to significant credit risk.
Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate or index.

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FLOATING RATE FUND

movements. When interest rates rise, the prices of debt securities are likely to decline. Longer-term debt securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price.

The Fund invests primarily in senior loans that are rated below investment grade. Below investment grade senior loans, like high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds, and such defaults could reduce the Fund's net asset value and income distributions. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower-rated investments also may be subject to greater price volatility than higher-rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value.

A majority of the Fund's assets are likely to be invested in securities that are considerably less liquid than those traded on national exchanges. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Such securities may be more difficult to value and the Fund may have difficulty disposing of them in a timely manner and/or for a reasonable price.

The prices of senior loans also may be adversely affected by supply-demand imbalances caused by conditions within the senior loan market or in other markets that have an impact on the value of senior loans. The frequency and magnitude of such changes cannot be predicted.

The interest rates on senior loans adjust periodically. Thus, the value of senior loans generally fluctuates less than the value of fixed-rate debt securities. However, the interest rates on senior loans may not correlate to prevailing interest rates during the periods between rate adjustments.

The Fund's investments in foreign securities, including emerging market securities, may present increased market, liquidity, currency, political, information, and other risks.

High-yield debt securities (sometimes called "lower-rated bonds" or "junk bonds") are debt securities that are rated BB/Ba or lower by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Fitch Ratings or are unrated but determined by Lord Abbett to be of comparable quality. High-yield debt securities typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities also may be less liquid.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

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FLOATING RATE FUND

The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other instruments. Derivatives are subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivatives may not correlate perfectly with the value of the underlying asset, rate, or index. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Whether the Fund's use of derivatives is successful will depend on, among other things, Lord Abbett's ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund's performance could suffer. See also "Additional Investment Information" for further information concerning foreign currency-related transactions, futures contracts and related options, listed options on securities and swaps and similar transactions.

Certain of the Fund's derivative transactions may give rise to leverage risk. Leverage, including borrowing for investment purposes, may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund's holdings. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. The Fund may be required to segregate permissible liquid assets to "cover" its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements. There is no assurance that the Fund will be able to employ leverage successfully.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

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4

FLOATING RATE FUND

PERFORMANCE

The Fund does not show any performance because it has not completed a full calendar year of operations.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

Fee Table
Class I
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(1)
Other Expenses(2)	–
Total Operating Expenses	–

  (1)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (2)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing record keeping or other administrative services in connection with investments in the Fund.

SYMBOL:
CLASS I

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5

FLOATING RATE FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years
Class I Shares	–	–

Your expenses would be the same if you did not redeem your shares.

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6

ADDITIONAL INVESTMENT INFORMATION

This section describes some investment techniques used by the Fund and some of the risks associated with those techniques.

Adjusting Investment Exposure. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, credit linked notes, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

Foreign Currency-Related Transactions. The Fund may enter into forward foreign currency exchange contracts (a type of forward contract) to invest in foreign currency futures contracts and options on foreign currencies and futures. The Fund also may use these currency-related transactions to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. They also may be used to increase the Fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time

Foreign Securities. The Fund may invest up to 25% of its net assets in foreign securities that are primarily traded outside the United States. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency

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7

rates or currency controls. In addition, the Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

Futures Contracts and Options on Futures Contracts. The Fund may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. The Fund also may enter into such transactions as a substitute for taking a position in an underlying asset or to increase returns. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter market ("OTC"). The Fund is not registered as, nor is it subject to registration or regulation as, a commodity pool operator under the Commodity Exchange Act.

Options. The Fund may purchase call and put options and write (i.e. sell) covered call and put option contracts in accordance with its investment objective and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or securities indices, currencies or futures. The Fund also may enter into over-the-counter ("OTC") options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will be subject to Lord Abbett's ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

Risks of Options and Futures. Fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

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Swap and Similar Transactions. The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

Temporary Defensive Investments. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

Information on Portfolio Holdings. The Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Fund's portfolio holdings, including a complete schedule of holdings. The Fund also files its complete schedule of portfolio holdings with the SEC on Form N-Q as of the end of its first and third fiscal quarters.

In addition, on or about the first day of the second month following each calendar quarter-end, the Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Fund also may make publicly available other portfolio related information within 15 days following the end of each calendar month for which such information is made available. Such information may include: a list of the largest portfolio positions; portfolio commentaries; portfolio performance attribution information; "fact sheets" or similar updates; and certain other information regarding one or more portfolio positions. This information will remain available until the schedule, list, commentary, fact sheet, performance attribution or other information for the

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next month is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com under the Fund's holdings tab or request a copy at no charge by calling Lord Abbett at 888-522-2388.

From time to time, a portfolio manager, analyst, or other Lord Abbett employee may express observations and/or opinions regarding macroeconomic, geo-political, market sector, industry, issuer-specific, or other developments. The observations and/or opinions expressed by such person do not necessarily represent the observations and/or opinions of Lord Abbett or any other person associated with Lord Abbett. Any such observations and/or opinions are subject to change at any time for any reason, and Lord Abbett disclaims any responsibility to update such observations and/or opinions. These observations and/or opinions may not be relied upon as investment advice and, because investment decisions for Lord Abbett Funds are based on multiple factors, may not be relied upon as any indication of trading intent on behalf of any Lord Abbett Fund.

For more information on the Fund's policies and procedures with respect to the disclosure of its portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies – Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT

Board of Trustees. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund's portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. More than 75 percent of the members of the Board are independent of Lord Abbett.

Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board's approval is available in the Fund's Semiannual Report to Shareholders for each six-month period ended May 31.

Investment Adviser. The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $113 billion in 55 mutual funds and other advisory accounts as of July 31, 2007.

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Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. The Statement of Additional Information contains additional information about manager compensation, other accounts managed, and ownership of Fund shares.

Elizabeth O. MacLean, Leveraged Loans Investment Manager, heads the team and is primarily responsible for the day-to-day management of the Fund. Ms. MacLean joined Lord Abbett in 2006 and has been a member of the team since the Fund's inception. She was a Managing Director/Portfolio Manager at Nomura Corporate Research and Asset Management, Inc. from [___] to 2006 and a Vice President/Portfolio Manager at Pilgrim Investments, Inc. from [___] to [___]. She has been in the investment business since 1987.

Management Fee. Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The management fee is calculated daily and payable monthly at the following annual rates:

[TO BE COMPLETED.]

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of [0.04%] of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

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11

YOUR INVESTMENT

PURCHASES

Class I shares. You may purchase Class I shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.

We reserve the right to modify, restrict or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor LLC determines that it is in the best interests of the Fund and its shareholders. All purchase orders are subject to our acceptance.

Pricing of Shares. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

Excessive Trading and Market Timing. The Fund is designed for long-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices ("frequent trading") may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative and other costs, and reduce the Fund's investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, that occur in the interim to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund

Lord Abbett Distributor LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

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invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see "Your Investment – Purchases – Pricing of Shares" above.

The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund's policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) from an account will be prohibited from investing in the Fund in the account for 30 calendar days after the redemption (the "Policy"). The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless the Distributor determines in its sole discretion that the transaction may be harmful to the Fund: (1) systematic purchases and

Financial Intermediaries include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

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redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) Retirement and Benefit Plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a "fund-of-funds" or similar investment vehicle that the Distributor in its sole discretion has determined is not designed to serve and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a mutual fund wrap account program ("wrap program"); and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor's Financial Intermediary) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor (and/or the investor's Financial Intermediary) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. As stated above, although we generally notify the investor (and/or the investor's Financial Intermediary) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we

Retirement and Benefit Plans include qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, but do not include Individual Retirement Accounts ("IRAs"), unless explicitly stated elsewhere in the Prospectus.
Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:
•	Traditional, Rollover, Roth, and Education IRAs
•	SIMPLE IRAs, SEP-IRAs, 401(k) and 403(b) accounts
•	Defined Contribution Plans

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will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that Financial Intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances, the Distributor may review the frequent trading policies and procedures that an individual Financial Intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its shareholders, as described above. The Distributor also will seek the Financial Intermediary's agreement to cooperate with the Distributor's efforts to (1) monitor the Financial Intermediary's adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that the Distributor in its sole discretion deems adequate, and (2) stop any trading activity the Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a Financial Intermediary's application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by the Distributor and by certain other Financial Intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the Financial Intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund's shares may be held by Financial Intermediaries through omnibus accounts or in nominee name.

With respect to monitoring accounts maintained by a Financial Intermediary, to our knowledge, in an omnibus environment or in nominee name, the Distributor will seek to receive sufficient information from the Financial Intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the Financial Intermediary and request it to provide the Distributor with additional transaction information so that the Distributor may determine if any investors appear to have engaged in frequent trading activity. The Distributor's monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the Financial Intermediary take appropriate action to curtail the

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activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or may also terminate our relationship with the Financial Intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

Who May Invest? Class I shares are currently available for purchase by the following entities:

•  Registered investment advisers ("Adviser") investing on behalf of clients, provided that the Adviser:

(i)  is not affiliated or associated with a broker or dealer primarily engaged in the retail securities business ("Broker-Dealer");

(ii)  derives its compensation for its services exclusively from its clients for such advisory services; and

(iii)  has entered into an appropriate agreement with the Fund and/or Lord Abbett Distributor LLC for such purchases.

•  Institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $10 million, that were not introduced to Lord Abbett by persons associated with a Broker-Dealer.

•  Each registered investment company within the Lord Abbett Family of Funds that operates as a fund of funds and, at the discretion of Lord Abbett Distributor LLC, other registered investment companies that are not affiliated with Lord Abbett and operate as a fund of funds.

In addition, Class I shares may be available for purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special

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arrangements with and agreeable to the Fund and/or Lord Abbett Distributor LLC specifically for such purchases. Financial Intermediaries should contact Lord Abbett Distributor LLC to determine whether the Financial Intermediary may be eligible for such purchases.

How Much Must You Invest? You may buy Fund shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, MO 64121). The minimum initial investment is $1 million, except for (1) certain purchases through or by Financial Intermediaries or Advisers that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

Important Information about Procedures for Opening a New Account Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you – when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

Buying Shares Through Your Dealer. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form

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prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

Buying Shares By Wire. To open an account, call 888-666-0022, Institutional Trading Department, to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, routing number – 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class I shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number – 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class I shares and include your account number and your name.

REDEMPTIONS

Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 888-522-2388.

By Broker. Call your investment professional for instructions on how to redeem your shares.

By Telephone. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 888-522-2388.

By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Transactions by telephone may be difficult to implement in times of drastic economic or market change.

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cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation, please call 888-522-2388.

A Guaranteed Signature is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

•  a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation);

•  a redemption check payable to anyone other than the shareholder(s) of record;

•  a redemption check to be mailed to an address other than the address of record;

•  a redemption check payable to a bank other than the bank we have on file; or

•  a redemption for $50,000 or more.

By Wire. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 888-666-0022, Institutional Trading Department (minimum wire: $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

Redemptions in Kind. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's

Eligible Guarantor is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.

Guaranteed Signature. An acceptable form of guarantee would be as follows:
•	In the case of an estate -
Robert A. Doe Executor of the Estate of John W. Doe
[Date]

•	In the case of a corporation - ABC Corporation
Mary B. Doe
By Mary B. Doe, President [Date]

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portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, local and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares. The Fund expects to pay you dividends from its net investment income annually and expects to distribute any net capital gains annually.

All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash.

For U.S. federal income tax purpose, the Fund's distributions generally are taxable to shareholders, other than tax-exempt shareholders (including certain retirement plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that the Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares. Any sale, redemption, or exchange of Fund shares may be taxable to you.

If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, in the case of Fund shares held through a nonqualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

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A plan participant whose retirement plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

You must provide your Social Security number or other taxpayer identification number to the Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold 28% "backup withholding" tax from your distributions, sale proceeds and any other payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year.

SERVICES FOR FUND INVESTORS

We offer the following shareholder services:

Telephone Exchange Privilege. Class I shares may be exchanged without a service charge for Class I shares of any Eligible Fund among the Lord Abbett-sponsored funds.

Account Statements. Every investor automatically receives quarterly account statements.

Householding. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett, Lord Abbett Distributor and the Fund may make

Exchange Limitations. As described under "Your Investment – Purchases," we reserve the right to modify, restrict or reject any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interests of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.
Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund offering Class I shares.

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other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

•  marketing and/or distribution support for Dealers;

•  the Dealers' and their investment professionals' shareholder servicing efforts;

•  training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

•  certain information regarding Dealers and their investment professionals;

•  sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

•  the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

•  certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things.

Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. These factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory

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services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. For certain relationships entered into prior to February 1, 2006 with Dealers selling the Lord Abbett Funds in connection with variable insurance products, Lord Abbett or Lord Abbett Distributor may make payments up to 0.15% of the related Lord Abbett Funds' assets and/or sales. These maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

The Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event,

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however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•  establishing and maintaining individual accounts and records;

•  providing client account statements; and

•  providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Funds to the transfer agent, which would otherwise provide these services.

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FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

The Fund does not show any financial highlights because it has not yet commenced operations as of the date of this Prospectus.

FINANCIAL INFORMATION
25

To Obtain Information:
By telephone. For shareholder account inquiries and for literature requests call the Fund at: 888-522-2388.
By mail. Write to the Fund at: The Lord Abbett Family of Funds 90 Hudson Street Jersey City, NJ 07302-3973
Via the Internet. Lord, Abbett & Co. LLC www.LordAbbett.com
Text only versions of Fund documents can be viewed online or downloaded directly from the SEC: www.sec.gov.
You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

More information on the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

The Fund's Annual and Semiannual Reports contain more information about the Fund's investments and performance. The Annual Report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year. The Reports are available free of charge at www.LordAbbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this Prospectus). The SAI is available free of charge at www.LordAbbett.com, and through other means, as indicated on the left.

Lord Abbett Mutual Fund shares are
distributed by:
LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street
Jersey City, NJ 07302-3973

Lord Abbett Investment Trust

Lord Abbett Floating Rate Fund

LA-FRF-I-1

(12/07)

SEC File Number: 811-07988

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL OR OFFER THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND WE ARE NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER IS NOT PERMITTED.

Lord Abbett

Convertible Fund
Core Fixed Income Fund
High Yield Fund
Income Fund
Short Duration Income Fund
Total Return Fund

PROSPECTUS

DECEMBER __, 2007

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Class P shares of Income Fund and Short Duration Income Fund are neither offered to the general public nor available in all states.

Please call 888-522-2388 for further information.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

THE FUNDS

INFORMATION ABOUT THE GOAL, PRINCIPAL STRATEGY, MAIN RISKS, PERFORMANCE, FEES, AND EXPENSES	Convertible Fund	3

	Core Fixed Income Fund	11

	High Yield Fund	17

	Income Fund	24

	Short Duration Income Fund	32

	Total Return Fund	39

	Additional Investment Information	45

	Management	49

YOUR INVESTMENT

INFORMATION FOR MANAGING YOUR FUND ACCOUNT	Choosing a Share Class	53

	Sales Charges	58

	Retirement and Benefit Plan Investors	65

	Fee-Based Program Investors	67

	Other Information About Retirement and Benefit Plans and Fee-Based Programs	68

	Financial Intermediary Compensation	70

	Purchases	77

	Exchanges	78

	Redemptions	79

	Distributions and Taxes	81

	Automatic Services for Fund Investors	82

	Other Services for Fund Investors	83

	Other Information for Fund Investors	84

TABLE OF CONTENTS Continued

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS	Convertible Fund	91

	Core Fixed Income Fund	95

	High Yield Fund	99

	Income Fund	103

	Short Duration Income Fund	106

	Total Return Fund	109

ADDITIONAL INFORMATION

HOW TO LEARN MORE ABOUT THE FUNDS AND OTHER LORD ABBETT FUNDS	Back Cover

THE FUNDS

CONVERTIBLE FUND

GOAL

The Fund's investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

To pursue its goal, under normal circumstances the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of convertible securities issued by U.S. and foreign companies. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. Convertible securities may include corporate bonds, debentures, notes, preferred stocks and other securities that can be exchanged for common stock or other securities which provide an opportunity for equity participation. A convertible security may offer both a relatively high yield received from dividend or interest payments in comparison to common stock dividends and the potential for capital appreciation if the value of the underlying common stock increases above the conversion price. The Fund also may invest in synthetic convertible securities and convertible structured notes created by other parties such as investment banks. Such investments attempt to combine the fixed income and convertible characteristics of traditional convertible securities.

The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of small to mid-sized companies with market capitalizations of $250 million to $5 billion at the time of purchase. This market capitalization range may vary in response to changes in the markets.

We, the Fund, or Convertible Fund refers to the Lord Abbett Convertible Fund, a portfolio or series of the Lord Abbett Investment Trust (the "Trust").
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
Convertible securities are corporate securities, usually preferred stocks or bonds, that are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula (the "conversion price"). Convertible securities may provide investors participation in rising markets and protection in declining markets. However, they tend to be more volatile than other fixed income securities and less volatile than their underlying common stocks.

CONVERTIBLE FUND

The Fund invests both in investment grade debt securities and lower-rated debt securities (sometimes called "junk bonds" or "high yield securities"), although the Fund must invest at least 25% of its net assets in investment grade debt securities. The Fund may invest up to 20% of its net assets in non-convertible fixed income securities and equity securities, including common stocks and preferred stocks. Common stocks, the most familiar type of equity security, represent an ownership interest in a company. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States. Under normal circumstances, the Fund intends to maintain its average weighted stated maturity at between five and twenty years.

In selecting investments for the Fund we seek unusual values, using fundamental, bottom-up research to identify undervalued convertible securities that we believe may maximize total return and reduce downside risk. Our disciplined investment process attempts to identify valuation and pricing inefficiencies driven by macroeconomic factors and company-specific events among convertible securities across all market capitalizations. Because the value of a convertible security typically increases when the market value of the underlying common stock increases above the conversion price, we analyze the potential for capital appreciation of the underlying stock. We attempt to reduce the risks associated with these securities through portfolio diversification, credit analysis, assessment of their risk/return potential, and attention to current developments and trends in interest rates and economic conditions.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in convertible securities. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Synthetic convertible securities and convertible structured notes

Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.
Lower-rated debt securities (sometimes called "junk bonds" or "high yield securities") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. Lower-rated debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for lower-rated debt securities also may be less liquid.

THE FUNDS

CONVERTIBLE FUND

may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

In addition to interest rate risk, like most other fixed income securities, convertible securities are subject to credit risk, which is the risk that the issuer will fail to make timely payments of principal or interest to the Fund. Because many convertible securities tend to have credit ratings below investment grade, they present a greater credit risk than some other fixed income instruments. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional fixed income securities. A company normally must pay interest on its conventional debt before it can make payments on its convertible securities.

The lower-rated bonds in which the Fund may invest involve greater risks than higher-rated bonds. First, there is a greater risk that the bond's issuer will not make interest or principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations. Third, during periods of uncertainty or market turmoil prices of high-yield bonds generally decline. These risks may result in losses to the Fund.

Many convertible securities are issued with a "call" feature that allows the issuer of the security to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.

THE FUNDS

CONVERTIBLE FUND

The value of the Fund's equity securities will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies issuing the securities. This may cause the Fund to produce poor performance relative to other funds, including those that invest exclusively in convertible or other fixed income securities.

Foreign securities in which the Fund may invest may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. In addition, the Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

The Fund may invest from time to time a significant amount of its assets in securities of mid-sized and small companies. This generally involves greater risks than investing in larger companies. Mid-sized and small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. These factors may make them more susceptible to setbacks or economic downturns and subject them to a higher risk of failure than larger companies.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

THE FUNDS

CONVERTIBLE FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F, R2, and R3 shares since these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 4th Q '04 +7.7%  Worst Quarter 2nd Q '06 -2.2%

The total return of the Fund's Class A shares for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

SYMBOLS:
CLASS A	LACFX
CLASS B	LBCFX
CLASS C	LACCX
CLASS F	LBFFX
CLASS P	LCFPX
CLASS R2	LBCQX
CLASS R3	LCFRX

THE FUNDS

CONVERTIBLE FUND

The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, C, and P* shares are not shown in the table and will vary from those shown for Class A shares.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	Life of Fund(1)
Class
Class A Shares Return Before Taxes	3.85%	7.30%
Return After Taxes on Distributions†	2.27%	6.22%
Return After Taxes on Distributions and Sale of Fund Shares†	2.81%	5.67%
Class B Shares	4.35%	7.38%
Class C Shares	8.37%	8.09%
Class F Shares(2)	–	–
Class P Shares	8.89%	8.75%
Class R2 Shares(2)	–	–
Class R3 Shares(2)	–	–
Index
Merrill Lynch All Convertible Index(3) (reflects no deduction for fees, expenses, or taxes)	12.83%	9.92%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (1)  The date Class A, B, C, and P shares were first offered to the public was 6/30/03.

  (2)  Class F, R2, and R3 shares have not completed a full calendar year of operations. Consequently, there are no returns to report for these share classes.

  (3)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

THE FUNDS

CONVERTIBLE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A	B(1)	C	F	P	R2	R3
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	4.75%(2)	None	None	None	None	None	None
Maximum Deferred Sales Charge (See "Sales Charges") (3)	None(4)	5.00%	1.00%(5)	None	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (6)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees(7)	0.35%	1.00%	1.00%	0.10%	0.45%	0.60%	0.50%
Other Expenses(8)(9)	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%
Total Operating Expenses(9)	1.23%	1.88%	1.88%	0.98%	1.33%	1.48%	1.38%

  (1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

  (2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

  (6)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (7)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (8)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (9)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

THE FUNDS

CONVERTIBLE FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$594	$847	$1,119	$1,893
Class B Shares	$691	$891	$1,216	$2,032
Class C Shares	$291	$591	$1,016	$2,201
Class F Shares	$100	$312	$542	$1,201
Class P Shares	$135	$421	$729	$1,601
Class R2 Shares	$151	$468	$808	$1,768
Class R3 Shares	$140	$437	$755	$1,657

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$594	$847	$1,119	$1,893
Class B Shares	$191	$591	$1,016	$2,032
Class C Shares	$191	$591	$1,016	$2,201
Class F Shares	$100	$312	$542	$1,201
Class P Shares	$135	$421	$729	$1,601
Class R2 Shares	$151	$468	$808	$1,768
Class R3 Shares	$140	$437	$755	$1,657

THE FUNDS

CORE FIXED INCOME FUND

GOAL

The investment objective of the Fund is to seek income and capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The Fund invests primarily in U.S. Government, mortgage-related, and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees").

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index (currently approximately four and one-half years).

We, the Fund, or Core Fixed Income Fund refers to the Lord Abbett Core Fixed Income Fund, a portfolio or series of Lord Abbett Investment Trust (the "Trust").
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. The Fund strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Ratings (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

CORE FIXED INCOME FUND

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.

The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

The Fund's investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

The Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategy and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2006, the portfolio turnover rate for the Fund was 455.93%. This rate varies from year to year. High portfolio turnover may increase transaction costs, may increase taxable capital gains and may adversely impact performance.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

THE FUNDS

CORE FIXED INCOME FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F, R2, and R3 shares since these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q '01 +5.0%  Worst Quarter 2nd Q '04 -2.4%

The total return of the Fund's Class A shares for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

SYMBOLS:
CLASS A	LCRAX
CLASS B	LCRBX
CLASS C	LCRCX
CLASS F	LCRFX
CLASS P	LCRPX
CLASS R2	LCRQX
CLASS R3	LCRRX

THE FUNDS

CORE FIXED INCOME FUND

The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, C, and P* shares are not shown in the table and will vary from those shown for Class A shares.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	Life of Fund(1)
Class
Class A Shares Return Before Taxes†	-1.00%	3.55%	5.18%
Return After Taxes on Distributions†	-2.51%	1.92%	2.92%
Return After Taxes on Distributions and Sale of Fund Shares†	-0.68%	2.06%	3.03%
Class B Shares	-0.67%	3.75%	5.46%
Class C Shares	3.20%	3.92%	5.45%
Class F Shares(2)	–	–	–
Class P Shares	3.77%	4.47%	5.95%
Class R2 Shares(2)	–	–	–
Class R3 Shares(2)	–	–	–
Index
Lehman Brothers U.S. Aggregate Bond Index(3) (reflects no deduction for fees, expenses, or taxes)	4.33%	5.06%	6.10%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and the Return After Taxes on Distributions for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (1)  The date of inception for Class A, B, C, and P shares is 8/31/00.

  (2)  Class F, R2, and R3 shares have not completed a full calendar year of operations. Consequently, there are no returns to report for these share classes.

  (3)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

THE FUNDS

CORE FIXED INCOME FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A	B(1)	C		F	P	R2	R3
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	4.75%(2)	None	None		None	None	None	None
Maximum Deferred Sales Charge (See "Sales Charges") (3)	None(4)	5.00%	1.00	%(5)	None	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (6)	0.45%	0.45%	0.45%		0.45%	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees(7)	0.35%	1.00%	1.00%		0.10%	0.45%	0.60%	0.50%
Total Other Expenses(9)	0.61%	0.61%	0.61%		0.61%	0.61%	0.61%	0.61%
Interest Expenses(9)(10)	0.18%	0.18%	0.18%		0.18%	0.18%	0.18%	0.18%
Other Expenses(8)(9)	0.43%	0.43%	0.43%		0.43%	0.43%	0.43%	0.43%
Total Operating Expenses(9)	1.41%	2.06%	2.06%		1.16%	1.51%	1.66%	1.56%
Expense Reimbursement(11)	(0.33)%	(0.33)%	(0.33)%		(0.33)%	(0.33)%	(0.33)%	(0.33)%
Net Expenses(11)	1.08%	1.73%	1.73%		0.83%	1.18%	1.33%	1.23%

  (1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

  (2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

  (6)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (7)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (8)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (9)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (10)  For accounting purposes, Interest Expenses include interest and related expenses associated with the Fund's investments.

  (11)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's Net Expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.90% of average daily net assets for Class A shares, 1.55% of average daily net assets for Class B and C shares, 0.65% of average daily net assets for Class F shares, 1.00% of average daily net assets for Class P shares, 1.15% of average daily net assets for Class R2 shares, and 1.05% of average daily net assets for Class R3 shares.

THE FUNDS

CORE FIXED INCOME FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$580	$858	$1,169	$2,049
Class B Shares	$676	$903	$1,267	$2,187
Class C Shares	$276	$603	$1,067	$2,354
Class F Shares	$85	$324	$595	$1,369
Class P Shares	$120	$433	$781	$1,763
Class R2 Shares	$135	$480	$860	$1,928
Class R3 Shares	$125	$449	$808	$1,819

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$580	$858	$1,169	$2,049
Class B Shares	$176	$603	$1,067	$2,187
Class C Shares	$176	$603	$1,067	$2,354
Class F Shares	$85	$324	$595	$1,369
Class P Shares	$120	$433	$781	$1,763
Class R2 Shares	$135	$480	$860	$1,928
Class R3 Shares	$125	$449	$808	$1,819

THE FUNDS

HIGH YIELD FUND

GOAL

The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

To pursue its goal, the Fund normally invests in high-yield debt securities, sometimes called "lower-rated bonds" or "junk bonds," which entail greater risks than investments in higher-rated or investment grade debt securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.

We believe that a high total return (current income and capital appreciation) may be derived from an actively-managed, diversified portfolio of investments. We seek unusual values, particularly in lower-rated debt securities. Also, buying lower-rated bonds when we believe the credit risk is likely to decrease may generate higher returns. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but losses may occur.

We, the Fund, or High Yield Fund refers to the Lord Abbett High Yield Fund, a portfolio or series of the Trust.
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
High-yield debt securities (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities also may be less liquid.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Ratings (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.
Under normal circumstances, the duration of the Fund's debt securities will be between three to seven years with an average maturity of five to twelve years.

HIGH YIELD FUND

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price. High-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive. During times of economic uncertainty or market turmoil, prices of high yield debt securities generally decline. These risks may result in losses to the Fund.

There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Changes in an issuer's financial condition or in a security's credit rating can cause the value of that issuer's securities to decline. Corporate debt securities generally are subject to greater credit risk than U.S. Government securities. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

Convertible securities tend to be more volatile and produce more income than their underlying stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

The Fund's investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

THE FUNDS

HIGH YIELD FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F, R2, and R3 shares since these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q '03 +8.3%  Worst Quarter 3rd Q '01 -4.0%

The total return of the Fund's Class A shares for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

SYMBOLS:
CLASS A	LHYAX
CLASS B	LHYBX
CLASS C	LHYCX
CLASS F	LHYFX
CLASS P	LHYPX
CLASS R2	LHYQX
CLASS R3	LHYRX

THE FUNDS

HIGH YIELD FUND

The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of three broad-based securities market indices. The Fund believes that the Merrill Lynch High Yield Master II Constrained Index is a more appropriate benchmark for the Fund and therefore will remove the Credit Suisse First Boston High Yield Index and the Merrill Lynch High Yield Master II Index from the 2008 Prospectus. The Merrill Lynch High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Merrill Lynch High Yield Master II Constrained Index encompasses index constituents that are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, C, and P* shares are not shown in the table and will vary from those shown for Class A shares.

* As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

THE FUNDS

HIGH YIELD FUND

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	Life of Fund(1)
Class
Class A Shares Return Before Taxes	4.67%	7.26%	5.61%
Return After Taxes on Distributions†	2.15%	4.26%	2.24%
Return After Taxes on Distributions and Sale of Fund Shares†	2.94%	4.36%	2.62%
Class B Shares	5.18%	7.51%	5.56%
Class C Shares	9.16%	7.65%	5.57%
Class F Shares(2)	–	–	–
Class P Shares	9.81%	–	10.30%
Class R2 Shares(2)	–	–	–
Class R3 Shares(2)	–	–	–
Index
Credit Suisse First Boston High Yield Bond Index(3) (reflects no deduction for fees, expenses or taxes)	11.92%	11.07%	7.25%(4) 13.15%(5)
Merrill Lynch High Yield Master II Index(3) (reflects no deduction for fees, expenses or taxes)	11.77%	9.86%	6.27%(4) 13.02%(5)
Merrill Lynch High Yield Master II Constrained Index(3) (reflects no deduction for fees, expenses or taxes)	10.76%	9.95%	6.30%(4) 12.73%(5)

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (1)  The dates these classes were first offered to the public are: Class A - 12/31/98; Class B - 12/31/98; Class C - 12/31/98; and Class P - 12/31/02.

  (2)  Class F, R2, and R3 shares have not completed a full calendar year of operations. Consequently, there are no returns to report for these share classes.

  (3)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

  (4)  Represents total return for the period 12/31/98 - 12/31/06, to correspond with Class A, B, and C periods shown.

  (5)  Represents total return for the period 12/31/02 - 12/31/06, to correspond with Class P period shown.

THE FUNDS

HIGH YIELD FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A	B(1)	C	F	P	R2	R3
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	4.75%(2)	None	None	None	None	None	None
Maximum Deferred Sales Charge (See "Sales Charges")(3)	None(4)	5.00%	1.00%(5)	None	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (6)	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees(7)	0.35%	1.00%	1.00%	0.10%	0.45%	0.60%	0.50%
Other Expenses(8)(9)	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%	0.27%
Total Operating Expenses(9)	1.22%	1.87%	1.87%	0.97%	1.32%	1.47%	1.37%

  (1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

  (2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

  (6)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (7)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (8)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (9)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

THE FUNDS

HIGH YIELD FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$593	$844	$1,113	$1,882
Class B Shares	$690	$888	$1,211	$2,021
Class C Shares	$290	$588	$1,011	$2,190
Class F Shares	$99	$309	$536	$1,190
Class P Shares	$134	$418	$723	$1,590
Class R2 Shares	$150	$465	$803	$1,757
Class R3 Shares	$139	$434	$750	$1,646

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$593	$844	$1,113	$1,882
Class B Shares	$190	$588	$1,011	$2,021
Class C Shares	$190	$588	$1,011	$2,190
Class F Shares	$99	$309	$536	$1,190
Class P Shares	$134	$418	$723	$1,590
Class R2 Shares	$150	$465	$803	$1,757
Class R3 Shares	$139	$434	$750	$1,646

THE FUNDS

INCOME FUND

(formerly U.S. Government & Government Sponsored Enterprises Fund)

GOAL

The Fund's investment objective is to seek a high level of income consistent with preservation of capital.

PRINCIPAL STRATEGY

To pursue its goal, under normal circumstances, the Fund invests at least 65% of its net assets in investment grade debt securities of various types. Such securities may include investment grade corporate debt securities (including those issued by non-U.S. entities but denominated in U.S. dollars), U.S. Government securities and mortgage- and other asset-backed securities. The Fund may invest up to 35% of its net assets in lower-rated debt securities (sometimes called "junk bonds" or "high-yield debt securities"), non-U.S. debt securities denominated in foreign currencies (including emerging market securities), floating or adjustable rate senior loans, convertible securities and preferred stocks. In addition, the Fund may use credit default swaps, forward currency contracts, futures, options and other types of derivatives to seek to enhance returns, to hedge some of its investment risks or as a substitute for a position in the underlying asset. In connection with its derivative transactions, the Fund will be required to segregate permissible liquid assets, or engage in other measures to "cover" the Fund's obligations relating to such transactions.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change

We, the Fund, or Income Fund refers to the Lord Abbett Income Fund, a portfolio or series of the Trust.
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Service (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.
Lower-rated debt securities (sometimes called "junk bonds" or "high-yield debt securities") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. Lower-rated debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for lower-rated debt securities also may be less liquid.

INCOME FUND

as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline.

Debt securities are subject to credit risk, which is the risk that the issuer will fail to make timely payments of interest or principal to the Fund. Changes in an issuer's financial condition or in a security's credit rating can cause the value of that issuer's securities to decline. Corporate debt securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

The lower-rated debt securities in which the Fund may invest may involve greater risks than higher-rated debt securities. First, there is a greater risk that the security's issuer will not make interest or principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations. Third, during periods of economic uncertainty or market turmoil, prices of high-yield debt securities generally decline. These risks may result in losses to the Fund.

The mortgage- and asset-backed in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage- and asset-backed securities with prepayment features may not increase as much as other fixed income securities. Early repayment of

Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities ("Borrowers"). The interest rates on senior loans are periodically adjusted to a generally recognized base rate such as the London Interbank Offered Rate ("LIBOR") or the prime rate ("Prime Rate"). Senior loans typically are secured by specific collateral of the Borrower and hold the most senior position in the Borrower's capital structure or share the senior position with the Borrower's other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the Borrower's assets in the event of default. Although the features of senior loans, including being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, senior loans are subject to significant credit risk.
Convertible securities are corporate securities, usually preferred stocks or bonds, that are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula (the "conversion price"). Convertible securities may provide investors participation in rising markets and protection in declining markets. However, they tend to be more volatile than other fixed income securities and less volatile than their underlying common stocks.
Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate or index.

THE FUNDS

INCOME FUND

principal on some mortgage- and asset-backed securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage- and asset-backed security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

The Fund's investments in foreign securities may present increased market, liquidity, currency, political, information and other risks.

Senior loans are subject to increased credit and liquidity risks. The prices of senior loans also may be adversely affected by supply-demand imbalances caused by conditions within the senior loan market or in other markets that have an impact on the value of senior loans. The frequency and magnitude of such changes cannot be predicted.

Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds.

The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other instruments. Derivatives are subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivatives may not correlate perfectly with the value of the underlying asset, rate, or index. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Whether the Fund's use of derivatives is successful will depend on, among other things, Lord Abbett's ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund's performance could suffer. See also "Additional Investment Information" for further information concerning foreign currency-related transactions, futures contracts and related options, listed options on securities and swaps and similar transactions.

THE FUNDS

INCOME FUND

Certain of the Fund's derivative transactions may give rise to leverage risk. Leverage, including borrowing for investment purposes, may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund's holdings. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. The Fund may be required to segregate permissible liquid assets to "cover" its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements. There is no assurance that the Fund will be able to employ leverage successfully.

The Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategy and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2006, the portfolio turnover rate for the Fund was 499.81%. This rate varies from year to year. High portfolio turnover may increase transaction costs, may increase taxable capital gains and may adversely impact performance.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

THE FUNDS

INCOME FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P* shares since the Fund has not issued Class P shares to date. No performance is shown for Class F, R2, and R3 shares since these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

The bar chart and table show performance of the Fund during periods when the Fund operated under the name "Lord Abbett U.S. Government & Government Sponsored Enterprises Fund" and pursued an investment objective of high current income consistent with reasonable risk by investing primarily in U.S. Government securities, and securities issued or guaranteed by government-sponsored enterprises. Effective on or about December 14, 2007, the Fund will implement its present corporate bond-oriented fixed income strategy. This change is likely to affect the Fund's performance in the future.

  *  As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q '01 +4.8%  Worst Quarter 2nd Q '04 -2.5%

The total return of the Fund's Class A shares for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

SYMBOLS:
Class A	LAGVX
Class B	LAVBX
Class C	LAUSX
Class F	TBA
Class R2	TBA
Class R3	TBA

THE FUNDS

INCOME FUND

The table below shows how the average annual total returns of the Fund's Class A, B, and C shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The Fund believes that the Lehman Brothers Baa Corporate Bond Index is a more appropriate index than the Lehman Brothers Government Bond Index, in light of the anticipated composition of the Fund's portfolio under its revised strategy, and therefore will remove the Lehman Brothers Government Bond Index from its 2009 Prospectus.

The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and C shares are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	10 Years
Class
Class A Shares Return Before Taxes†	-1.38%	3.14%	4.89%
Return After Taxes on Distributions†	-2.86%	1.64%	2.78%
Return After Taxes on Distributions and Sale of Fund Shares†	-0.92%	1.78%	2.84%
Class B Shares	-1.11%	3.32%	4.71%
Class C Shares	2.89%	3.49%	4.73%
Class F Shares(1)	–	–	–
Class R2 Shares(1)	–	–	–
Class R3 Shares(1)	–	–	–
Index
Lehman Brothers Government Bond Index(2) (reflects no deduction of fees, expenses or taxes)	3.48%	4.64%	6.01%
Lehman Brothers Baa Corporate Bond Index(2) (reflects no deduction of fees, expenses or taxes)	[ ]%	[ ]%	[ ]%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and the Return After Taxes on Distributions for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (1)  Class F, R2, and R3 shares have not completed a full calendar year of operations. Consequently, there are no returns to report for these share classes.

  (2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

THE FUNDS

INCOME FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		B(1)	C		F	P	R2	R3
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	4.75	%(2)	None	None		None	None	None	None
Maximum Deferred Sales Charge (See "Sales Charges")(3)	None(4)		5.00%	1.00	%(5)	None	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(6)	0.50%		0.50%	0.50%		0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees(7)	0.35%		1.00%	1.00%		0.10%	0.45%	0.60%	0.50%
Total Other Expenses(9)	0.49%		0.49%	0.49%		0.49%	0.49%	0.49%	0.49%
Interest Expenses(9)(10)	0.28%		0.28%	0.28%		0.28%	0.28%	0.28%	0.28%
Other Expenses(8)(9)	0.21%		0.21%	0.21%		0.21%	0.21%	0.21%	0.21%
Total Operating Expenses(9)	1.34%		1.99%	1.99%		1.09%	1.44%	1.59%	1.49%
Expense Reimbursement(11)	(0.06)%		(0.06)%	(0.06)%		(0.06)%	(0.06)%	(0.06)%	(0.06)%
Net Expenses(11)	1.28%		1.93%	1.93%		1.03%	1.38%	1.53%	1.43%

  (1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

  (2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

  (6)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (7)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (8)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (9)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (10)  For accounting purposes, Interest Expenses include interest and related expenses associated with the Fund's investments.

  (11)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's Net Expenses (excluding interest expense) do not exceed an aggregate annualized rate of 1.00% of average daily net assets for Class A shares, 1.65% of average daily net assets for Class B and C shares, 0.75% of average daily net assets for Class F shares, 1.10% of average daily net assets for Class P shares, 1.25% of average daily net assets for Class R2 shares, and 1.15% of average daily net assets for Class R3 shares.

THE FUNDS

INCOME FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$599	$872	$1,167	$2,004
Class B Shares	$696	$917	$1,265	$2,143
Class C Shares	$296	$617	$1,065	$2,310
Class F Shares	$105	$339	$593	$1,321
Class P Shares	$140	$448	$779	$1,717
Class R2 Shares	$156	$494	$858	$1,882
Class R3 Shares	$146	$463	$806	$1,773

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$599	$872	$1,167	$2,004
Class B Shares	$196	$617	$1,065	$2,143
Class C Shares	$196	$617	$1,065	$2,310
Class F Shares	$105	$339	$593	$1,321
Class P Shares	$140	$448	$779	$1,717
Class R2 Shares	$156	$494	$858	$1,882
Class R3 Shares	$146	$463	$806	$1,773

THE FUNDS

SHORT DURATION INCOME FUND
(formerly Limited Duration U.S. Government & Government Sponsored Enterprises Fund)

GOAL

The Fund's investment objective is to seek a high level of income consistent with preservation of capital.

PRINCIPAL STRATEGY

To pursue its goal, under normal circumstances, the Fund invests at least 65% of its net assets in investment grade debt securities of various types. Such securities may include short duration investment grade corporate debt securities (including those issued by non-U.S. entities but denominated in U.S. dollars), U.S. Government securities and mortgage- and other asset-backed securities. The Fund may invest up to 35% of its net assets in lower-rated debt securities (sometimes called "junk bonds" or "high-yield debt securities"), non-U.S. debt securities denominated in foreign currencies and floating or adjustable rate senior loans. In addition, the Fund may use credit default swaps, forward currency contracts, futures, options and other types of derivatives to seek to enhance returns, to hedge some of its investment risks or as a substitute for a position in the underlying asset. In connection with its derivative transactions, the Fund will be required to segregate permissible liquid assets, or engage in other measures to "cover" the Fund's obligations relating to such transactions.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For

We, the Fund, or Short Duration Income Fund refers to the Lord Abbett Short Duration Income Fund, a series or portfolio of the Trust.
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Service (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.
Lower-rated debt securities (sometimes called "junk bonds" or "high-yield debt securities") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. Lower-rated debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for lower-rated debt securities also may be less liquid.

SHORT DURATION INCOME FUND

example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range between one and three years.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline.

Debt securities are subject to credit risk, which is the risk that the issuer will fail to make timely payments of interest or principal to the Fund. Changes in an issuer's financial condition or in a security's credit rating can cause the value of that issuer's securities to decline. Corporate debt securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

The lower-rated debt securities in which the Fund may invest may involve greater risks than higher-rated debt securities. First, there is a greater risk that the security's issuer will not make interest or principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations. Third, during periods of economic uncertainty or market turmoil, prices of high-yield debt securities generally decline. These risks may result in losses to the Fund.

The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and asset-backed securities generally will decline; however, when interest rates are declining, the value of

Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities ("Borrowers"). The interest rates on senior loans are periodically adjusted to a generally recognized base rate such as the London Interbank Offered Rate ("LIBOR") or the prime rate ("Prime Rate"). Senior loans typically are secured by specific collateral of the Borrower and hold the most senior position in the Borrower's capital structure or share the senior position with the Borrower's other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the Borrower's assets in the event of default. Although the features of senior loans, including being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, senior loans are subject to significant credit risk.
Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate or index.

THE FUNDS

SHORT DURATION INCOME FUND

mortgage- and asset-backed securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage- and asset-backed securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage- and asset-backed security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

The Fund's investments in foreign securities may present increased market, liquidity, currency, political, information and other risks.

Senior loans are subject to heightened credit and liquidity risks. The prices of senior loans also may be adversely affected by supply-demand imbalances caused by conditions within the senior loan market or in other markets that have an impact on the value of senior loans. The frequency and magnitude of such changes cannot be predicted.

The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund's returns since the Fund may be unable to sell these securities at its desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Whether the Fund's use of derivatives is successful will depend on, among other things, if Lord Abbett correctly forecasts market movements, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund's performance could suffer. See also "Additional Investment Information" for more information about credit default swaps, forward currency contracts, futures, options, and other types of derivative instruments.

The Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategy and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2006, the portfolio turnover rate for the Fund was 304.77%. This rate varies from year to year. High portfolio turnover may increase transaction costs, may increase taxable capital gains and may adversely impact performance.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

THE FUNDS

SHORT DURATION INCOME FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P* shares since the Fund has not issued Class P shares to date. No performance is shown for Class F, R2, and R3 shares since these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to different expenses each class bears.

The bar chart and table show performance of the Fund during periods when the Fund operated under the name "Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund" and pursued an investment objective of high income by investing primarily in short- and intermediate-duration U.S. Government securities, and securities issued or guaranteed by government-sponsored enterprises. Effective on or about December 14, 2007, the Fund will implement its present short duration fixed income strategy. This change is likely to affect the Fund's performance in the future.

*As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q '01 +3.5%  Worst Quarter 2nd Q '04 -2.0%

The total return of the Fund's Class A shares for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

SYMBOLS:
CLASS A	LALDX
CLASS B	LLTBX
CLASS C	LDLAX
CLASS F	TBA
CLASS R2	TBA
CLASS R3	TBA

THE FUNDS

SHORT DURATION INCOME FUND

The table below shows how the average annual total returns of the Fund's Class A, B, and C shares compare to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The Fund believes that the Lehman Brothers 1-3 Year Government/Credit Bond Index is a more appropriate index than the Lehman Brothers Intermediate Government Bond Index, in light of the anticipated composition of the Fund's portfolio under its revised strategy, and therefore will remove the Lehman Brothers Intermediate Government Bond Index from its 2009 Prospectus.

The after-tax returns for Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	10 Years	Life of Fund(1)
Class
Class A Shares Return Before Taxes	0.27%	2.30%	4.31%	–
Return After Taxes on Distributions†	-1.11%	0.95%	2.43%	–
Return After Taxes on Distributions and Sale of Fund Shares†	0.16%	1.16%	2.51%	–
Class B Shares	-1.11%	–	–	0.42%
Class C Shares	2.88%	2.25%	3.75%	–
Class F Shares(2)	–	–	–	–
Class R2 Shares(2)	–	–	–	–
Class R3 Shares(2)	–	–	–	–
Index
Lehman Brothers Intermediate Government Bond Index(3) (reflects no deduction of fees, expenses or taxes)	3.84%	3.92%	5.48%	2.48%(4)
Lehman Brothers 1-3 Year Government/Credit Bond Index(3) (reflects no deduction of fees, expenses or taxes)	[ ]%	[ ]%	[ ]%	[ ]%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (1)  Class B was first offered to the public on 5/2/03.

  (2)  Class F, R2, and R3 shares have not completed a full calendar year of operations. Consequently, there are no returns to report for these share classes.

  (3)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

  (4)  Represents total returns for the period 5/2/03 to 12/31/06, to correspond with Class B period shown.

THE FUNDS

SHORT DURATION INCOME FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		B(1)	C		F	P	R2	R3
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	3.25	%(2)	None	None		None	None	None	None
Maximum Deferred Sales Charge (See "Sales Charges")(3)	None(4)		5.00%	1.00	%(5)	None	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(6)	0.35%		0.35%	0.35%		0.35%	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees(7)	0.20%		1.00%	1.00%		0.10%	0.45%	0.60%	0.50%
Other Expenses(8)(9)	0.32%		0.32%	0.32%		0.32%	0.32%	0.32%	0.32%
Total Operating Expenses(9)	0.87%		1.67%	1.67%		0.77%	1.12%	1.27%	1.17%
Expense Reimbursement(10)	–%		(0.12)%	(0.12)%		(0.12)%	(0.12)%	(0.12)%	(0.12)%
Net Expenses(10)	0.87%		1.55%	1.55%		0.65%	1.00%	1.15%	1.05%

  (1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

  (2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

  (6)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (7)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (8)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (9)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (10)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annualized rate of 0.90% of average daily net assets for Class A shares, 1.55% of average daily net assets for Class B and C shares, 0.65% of average daily net assets for Class F shares, 1.00% of average daily net assets for Class P shares, 1.15% of average daily net assets for Class R2 shares, and 1.05% of average daily net assets for Class R3 shares.

THE FUNDS

SHORT DURATION INCOME FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$411	$594	$792	$1,363
Class B Shares	$658	$811	$1,092	$1,749
Class C Shares	$258	$511	$892	$1,963
Class F Shares	$66	$230	$412	$939
Class P Shares	$102	$340	$601	$1,349
Class R2 Shares	$117	$387	$681	$1,520
Class R3 Shares	$107	$356	$628	$1,406

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$411	$594	$792	$1,363
Class B Shares	$158	$511	$892	$1,749
Class C Shares	$158	$511	$892	$1,963
Class F Shares	$66	$230	$412	$939
Class P Shares	$102	$340	$601	$1,349
Class R2 Shares	$117	$387	$681	$1,520
Class R3 Shares	$107	$356	$628	$1,406

THE FUNDS

TOTAL RETURN FUND

GOAL

The investment objective of the Fund is to seek income and capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

Under normal circumstances, the Fund invests primarily in the following fixed income securities: U.S. Government securities; mortgage-related securities; investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"); high-yield debt securities (sometimes called "lower-rated bonds" or "junk bonds"); and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Investments in high-yield debt and non-U.S. debt denominated in foreign currencies are each limited to 20% of the Fund's net assets. The Fund also may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index (currently approximately four and one-half years).

We, the Fund, or Total Return Fund refers to Lord Abbett Total Return Fund, a portfolio or series of the Trust.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. The Fund strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.
High-yield debt securities (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities also may be less liquid.

TOTAL RETURN FUND

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.

The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

The lower-rated bonds in which the Fund may invest involve greater risks than higher-rated bonds. First, there is a greater risk that the bond's issuer will not make interest or principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities. Third, during periods of uncertainty or market turmoil, prices of high-yield bonds generally decline. These risks may result in losses to the Fund.

The Fund's investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

With respect to foreign currency transactions in which the Fund may engage, there is no guarantee that they will be successful. Although such transactions will be used primarily to attempt to protect the Fund from adverse currency movements, their use involves the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. In addition, it may be difficult or impractical to hedge currency risk in many emerging countries.

The Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategy and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2006, the portfolio turnover rate for the Fund was 468.89%. This rate varies from year to year. High portfolio turnover may increase transaction costs, may increase taxable capital gains and may adversely impact performance.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

THE FUNDS

TOTAL RETURN FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class F, R2, and R3 shares since these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less. Performance for the Fund's other share classes will vary due to the different expenses each class bears.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q '01 +4.7%  Worst Quarter 2nd Q '04 -2.3%

The total return of the Fund's Class A shares for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

SYMBOLS:
Class A	LTRAX
Class B	LTRBX
Class C	LTRCX
Class F	LTRFX
Class P	LTRPX
Class R2	LTRQX
Class R3	LTRRX

THE FUNDS

TOTAL RETURN FUND

The table below shows how the average annual total returns of the Fund's Class A, B, C, and P shares compare to those of two broad-based securities market indices. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B, C, and P* shares are not shown in the table and will vary from those shown for Class A shares.

  *  As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs (as defined below). See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	Life of Fund(1)
Class
Class A Shares Return Before Taxes†	-0.82%	3.86%	5.41%
Return After Taxes on Distributions†	-2.32%	2.20%	3.25%
Return After Taxes on Distributions and Sale of Fund Shares†	-0.56%	2.31%	3.30%
Class B Shares	-0.49%	4.08%	5.72%
Class C Shares	3.47%	4.25%	5.70%
Class F Shares(2)	–	–	–
Class P Shares	4.06%	4.86%	6.23%
Class R2 Shares(2)	–	–	–
Class R3 Shares(2)	–	–	–
Index
Lehman Brothers U.S. Aggregate Bond Index(3) (reflects no deduction for fees, expenses, or taxes)	4.33%	5.06%	6.10%
Lehman Brothers U.S. Universal Index(3) (reflects no deduction for fees, expenses, or taxes)	4.97%	5.64%	6.41%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and the Return After Taxes on Distributions for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (1)  The date of inception for Class A, B, C, and P shares is 8/31/00.

  (2)  Class F, R2, and R3 shares have not completed a full calendar year of operations. Consequently, there are no returns to report for these share classes.

  (3)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

THE FUNDS

TOTAL RETURN FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
	A		B(1)	C		F	P	R2	R3
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	4.75	%(2)	None	None		None	None	None	None
Maximum Deferred Sales Charge (See "Sales Charges")(3)	None(4)		5.00%	1.00	%(5)	None	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")(6)	0.45%		0.45%	0.45%		0.45%	0.45%	0.45%	0.45%
Distribution and Service (12b-1) Fees(7)	0.35%		1.00%	1.00%		0.10%	0.45%	0.60%	0.50%
Total Other Expenses(9)	0.46%		0.46%	0.46%		0.46%	0.46%	0.46%	0.46%
Interest Expenses(9)(10)	0.20%		0.20%	0.20%		0.20%	0.20%	0.20%	0.20%
Other Expenses(8)(9)	0.26%		0.26%	0.26%		0.26%	0.26%	0.26%	0.26%
Total Operating Expenses(9)	1.26%		1.91%	1.91%		1.01%	1.36%	1.51%	1.41%
Expense Reimbursement(11)	(0.16)%		(0.16)%	(0.16)%		(0.16)%	(0.16)%	(0.16)%	(0.16)%
Net Expenses(11)	1.10%		1.75%	1.75%		0.85%	1.20%	1.35%	1.25%

  (1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

  (2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Sales Charges – Class A Share Front-End Sales Charges" for more information.

  (3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value ("NAV") at the time of the redemption or the NAV when the shares were originally purchased.

  (4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made without a sales charge. See "Your Investment – Sales Charges – Class A Share CDSC" for more information.

  (5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

  (6)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (7)  "12b-1 Fees" are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (8)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (9)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (10)  For accounting purposes, Interest Expenses include interest and related expenses associated with the Fund's investments.

  (11)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's Net Expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.90% of average daily net assets for Class A shares, 1.55% of average daily net assets for Class B and C shares, 0.65% of average daily net assets for Class F shares, 1.00% of average daily net assets for Class P shares, 1.15% of average daily net assets for Class R2 shares, and 1.05% of average daily net assets for Class R3 shares.

THE FUNDS

TOTAL RETURN FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at the maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable CDSC) would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$582	$835	$1,114	$1,907
Class B Shares	$678	$879	$1,212	$2,046
Class C Shares	$278	$579	$1,012	$2,215
Class F Shares	$87	$300	$537	$1,217
Class P Shares	$122	$409	$724	$1,616
Class R2 Shares	$137	$456	$803	$1,783
Class R3 Shares	$127	$425	$750	$1,672

You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Class A Shares	$582	$835	$1,114	$1,907
Class B Shares	$178	$579	$1,012	$2,046
Class C Shares	$178	$579	$1,012	$2,215
Class F Shares	$87	$300	$537	$1,217
Class P Shares	$122	$409	$724	$1,616
Class R2 Shares	$137	$456	$803	$1,783
Class R3 Shares	$127	$425	$750	$1,672

THE FUNDS

ADDITIONAL INVESTMENT INFORMATION

This section describes some of the investment techniques that might be used by each Fund and some of the risks associated with those techniques.

Adjusting Investment Exposure. Each Fund will be subject to the risks associated with investments. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, each Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

Equity Securities. The Convertible Fund may invest in equity securities. The High Yield Fund may invest up to 20% of its net assets in equity securities. Equity securities may include common stocks, preferred stocks, convertible preferred stocks, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition, and on market and economic conditions.

Emerging Market Securities. The Income Fund may invest in emerging market securities. These securities tend to be less liquid, be especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and not be subject to as extensive and frequent accounting, financial, and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

Foreign Currency-Related Transactions. Each of the Income Fund and the Short Duration Income Fund may enter into forward foreign currency exchange contracts (a type of forward contract) to invest in foreign currency futures contracts and options on foreign currencies and futures. Each of the Income Fund and the Short Duration Income Fund also may use these currency-related transactions to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments

THE FUNDS

allow a Fund to lock in a specified exchange rate for a period of time. They also may be used to increase a Fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Foreign Securities. Each Fund may invest in foreign securities. Foreign securities may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher, in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

Futures Contracts and Options on Futures Contracts. Each Fund may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. Each Fund also may enter into such transactions as a substitute for taking a position in an underlying asset or to increase returns. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter market ("OTC"). The Funds are not registered as, nor are they subject to registration or regulation as, commodity pool operators under the Commodity Exchange Act.

Options. The Fund may purchase call and put options and write (i.e. sell) covered call and put option contracts in accordance with its investment objective and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

THE FUNDS

The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or securities indices, currencies or futures. The Fund also may enter into over-the-counter ("OTC") options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will be subject to Lord Abbett's ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

Risks of Options and Futures. Fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

Mortgage-Related and Other Asset-Backed Securities. Certain of the Funds may invest extensively in mortgage-related securities and also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. One type of SMBs has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The value of these securities is extremely sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive a fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

THE FUNDS

Portfolio Turnover Rate. The Funds may engage in active and frequent trading of their portfolio securities to achieve their principal investment strategies and may have a portfolio turnover rate in excess of 100%. For the fiscal year ended November 30, 2006, the portfolio turnover rates for the Convertible Fund and the High Yield Fund were 104.11% and 108.90%, respectively. These rates vary from year to year. High portfolio turnover may increase transaction costs, may increase taxable capital gains and may adversely impact performance.

Swap and Similar Transactions. Each Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. Each Fund may enter into these transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Funds may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

Temporary Defensive Investments. At times each Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.

Information on Portfolio Holdings. The Funds' Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. The Funds also file their complete schedules of portfolio holdings with the SEC on Form N-Q as of the end of their first and third fiscal quarters.

In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its

THE FUNDS

portfolio holdings as of the last day of each such quarter. The Funds also may make publicly available other portfolio related information within 15 days following the end of each calendar month for which such information is made available. Such information may include: a list of the largest portfolio positions; portfolio commentaries; portfolio performance attribution information; "fact sheets" or similar updates; and certain other information regarding one or more portfolio positions. This information will remain available until the schedule, list, commentary, fact sheet, performance attribution or other information for the next month is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com under the relevant Fund's holdings tab or request a copy at no charge by calling Lord Abbett at 888-522-2388.

From time to time, a portfolio manager, analyst, or other Lord Abbett employee may express observations and/or opinions regarding macroeconomic, geo-political, market sector, industry, issuer-specific, or other developments. The observations and/or opinions expressed by such person do not necessarily represent the observations and/or opinions of Lord Abbett or any other person associated with Lord Abbett. Any such observations and/or opinions are subject to change at any time for any reason, and Lord Abbett disclaims any responsibility to update such observations and/or opinions. These observations and/or opinions may not be relied upon as investment advice and, because investment decisions for Lord Abbett Funds are based on multiple factors, may not be relied upon as any indication of trading intent on behalf of any Lord Abbett Fund.

For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies – Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT

Board of Trustees. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. More than 75 percent of the Board members are independent of Lord Abbett.

Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between each Fund and Lord Abbett. A discussion regarding the basis for the Board's approval

THE FUNDS

is available in the Funds' Semiannual Report to Shareholders for each six-month period ended May 31.

Investment Adviser. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $117 billion in 55 mutual funds and other advisory accounts as of June 29, 2007.

Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments. The Statement of Additional Information contains additional information about manager compensation, other accounts managed, and ownership of Fund shares.

Convertible Fund. Christopher J. Towle, Partner and Director of High Yield & Convertible Management, heads the team. Mr. Towle, who joined Lord Abbett in 1987 and has been a member of the team since the Fund's inception in 2003, holds a Chartered Financial Analyst designation and has been in the investment business since 1980. A senior member of the team is Maren Lindstrom, Partner and Fixed Income Investment Manager, who joined Lord Abbett in 2000 and has been a member of the team since the Fund's inception. Mr. Towle and Ms. Lindstrom are jointly and primarily responsible for the day-to-day management of the Fund.

Core Fixed Income Fund and Total Return Fund. Robert A. Lee, Partner and Director of Taxable Fixed Income, heads each Fund's team and is primarily responsible for the day-to-day management of each Fund. Mr. Lee joined Lord Abbett in 1997 and has been a member of the team since 1998. A senior member of the team is Andrew H. O'Brien. Mr. O'Brien, Investment Manager, joined Lord Abbett in 1998 and has been a member of the team since 1998.

High Yield Fund. Christopher J. Towle, Partner and Director of High Yield & Convertible Management, heads the team. Mr. Towle has been with Lord Abbett since 1987 and has been a member of the team since 1998. Michael S. Goldstein, Partner and Fixed Income Investment Manager, is a senior team member. He has been with Lord Abbett since 1997 and has been a member of the team since 1998. Mr. Towle and Mr. Goldstein are jointly and primarily responsible for the day-to-day management of the Fund.

Income Fund and Short Duration Income Fund. Robert A. Lee, Partner and Director of Taxable Fixed Income, heads each Fund's team. Mr. Lee joined Lord Abbett in 1997 and has been a member of the team since 1998. A senior member of the team is Andrew H. O'Brien. Mr. O'Brien, Investment Manager, joined Lord Abbett in 1998 and has been a member of the team since 1998. Mr. Lee and

THE FUNDS

Mr. O'Brien are jointly and primarily responsible for the day-to-day management of each Fund.

Management Fee. Lord Abbett is entitled to an annual management fee based on the Convertible Fund's average daily net assets. The management fee is calculated daily and payable monthly at the following annual rates:

0.70% on the first $1 billion of average daily net assets;
0.65% on the next $1 billion of average daily net assets; and
0.60% on average daily net assets over $2 billion.

Based on this calculation, the fee paid to Lord Abbett for the fiscal year ended November 30, 2006 was at an effective rate of 0.70% of the Fund's average daily net assets.

Lord Abbett is entitled to an annual management fee based on each of the Core Fixed Income Fund's and Total Return Fund's respective average daily net assets. The management fee for each Fund is calculated daily and payable monthly at the following annual rates:

0.45% on the first $1 billion of average daily net assets;
0.40% on the next $1 billion of average daily net assets; and
0.35% on the Fund's average daily net assets over $2 billion.

Based on this calculation, the fees paid to Lord Abbett for the fiscal year ended November 30, 2006 by the Core Fixed Income Fund and Total Return Fund were at an effective annual rate of 0.45% of each Fund's average daily net assets.

Lord Abbett is entitled to an annual management fee based on the High Yield Fund's average daily net assets. The management fee is calculated daily and payable monthly at the following annual rates:

0.60% on the first $1 billion of average daily net assets;
0.55% on the next $1 billion of average daily net assets; and
0.50% on average daily net assets over $2 billion.

Based on this calculation, the fee paid to Lord Abbett for the fiscal year ended November 30, 2006 was at an effective rate of 0.60% of the Fund's average daily net assets.

Lord Abbett is entitled to an annual management fee based on the Income Fund's average daily net assets. The fee is calculated daily and payable monthly at the following annual rates:

0.50% on the first $3 billion of average daily net assets; and
0.45% on average daily net assets over $3 billion.

THE FUNDS

Based on this calculation, the fee paid to Lord Abbett for the fiscal year ended November 30, 2006 was at an effective rate of 0.50% of the Fund's average daily net assets.

Lord Abbett is entitled to an annual management fee based on the Short Duration Income Fund's average daily net assets. The fee is calculated daily and payable monthly at the following annual rates:

0.35% on the first $1 billion of average daily net assets;
0.30% on the next $1 billion of average daily net assets; and
0.25% on average daily net assets over $2 billion.

The fee paid to Lord Abbett for the fiscal year ended November 30, 2006 was at an effective rate of 0.40% of the Fund's average daily net assets. Effective December 14, 2007, the Fund's management fee was reduced from 0.40% of the Fund's average daily net assets to the rates shown above.

In addition, Lord Abbett provides certain administrative services to each Fund for a fee at the annual rate of 0.04% of each Fund's average daily net assets. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

THE FUNDS

YOUR INVESTMENT

CHOOSING A SHARE CLASS

The Fund offers in this Prospectus seven classes of shares: Class A, B, C, F, P, R2, and R3 shares. Each class represents investments in the same portfolio of securities, but each has different expenses, dividends, eligibility requirements, and sales charges. Share class offerings are broadly grouped into three purchase categories:

•  Retirement and Benefit Plans. Investors investing through Retirement and Benefit Plans are offered Class A, R2, and R3 shares, and in certain limited circumstances, Class P shares. Actual share class availability is determined by your plan and your plan service provider. See "Retirement and Benefit Plan Investors" for more information.

•  Fee-Based Programs. Investors in Fee-Based Programs are offered Class A and F shares, and in certain limited circumstances, Class P shares. Actual share class availability is determined by your program sponsor. See "Fee-Based Program Investors" for more information.

•  All Other Investors. Class A, B, and C shares are offered to individual investors, certain retirement plans, and other investors not qualifying for one of the other two categories above.

You may purchase shares at the NAV per share determined after we receive your purchase order submitted in proper form, plus any applicable sales charge. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information, see "Purchases" and "Other Information for Fund Investors – Procedures Required by the USA PATRIOT Act." We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or

As used in the section "Your Investment," the term "Fund" refers to each of the Funds described in this Prospectus unless explicitly stated otherwise.
Retirement and Benefit Plans include qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, but do not include Individual Retirement Accounts ("IRAs"), unless explicitly stated elsewhere in the Prospectus.
Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:
• Traditional, Rollover, Roth, and Education IRAs
• SIMPLE IRAs, SEP-IRAs, 401(k) and 403(b) accounts
• Defined Contribution Plans
Fee-Based Programs include Fee-Based Advisory Programs and Fee-in-Lieu-of-Commission Programs sponsored or offered by Financial Intermediaries. In Fee-Based Advisory Programs, a Financial Intermediary provides a fee-based investment advisory program or service (including mutual fund wrap programs). In Fee-in-Lieu-of-Commission Programs, a Financial Intermediary bundles together a suite of services, such as brokerage, investment advice, research, and account management, and the client pays a fee based on the total asset value of the client's account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

YOUR INVESTMENT

Lord Abbett Distributor LLC determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

You should read this section carefully to determine which class of shares is best for you and discuss your selection with your Financial Intermediary. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. You should make a decision only after considering various factors, including the expected effect of any applicable sales charges and the level of class expenses on your investment over time, the amount you wish to invest, the length of time you plan to hold the investment, your qualification for any waiver of a sales load or fee reduction, whether you plan to take any distributions in the near future, and the availability of the share class for purchase. You should consult with your investment professional or Financial Intermediary about comparative pricing of investor services available under each available share class, the compensation that will be received by your investment professional or Financial Intermediary in connection with each available share class, and other factors that may be relevant to your choice of share class in which to invest.

If you are thinking about rolling over retirement plan assets to an IRA, if you think you may be moving from one plan to another, or if there is a change related to your Financial Intermediary, there may be limitations on your ability to make additional purchases of shares of a particular class. Purchases or sales through a participating Retirement and Benefit Plan or Fee-Based Program must be consistent with the procedures for the plan or program. Records relating to such purchases or sales are maintained by, or on behalf of, the plan or the program sponsor.

Lord Abbett Distributor LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.
Financial Intermediaries include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants, insurance companies, Fee-Based Program sponsors, and certain Retirement and Benefit Plans.
Share Class Considerations for Individual Investors. If you are considering investing $100,000 or more in Class B shares, in almost all cases it will be more economical for you to choose Class A shares because of the reduced sales charge and lower ongoing annual expenses of Class A shares.
If your investment horizon is limited, an investment in Class C shares may be more appropriate than Class B shares. Class C shares are sold without a front-end sales charge and the CDSC does not apply to shares redeemed after the first anniversary of the purchase.
If you plan to invest a large amount and your investment horizon is five years or more, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the longer term than the front-end sales charge you would pay on larger purchases of Class A shares.

YOUR INVESTMENT

Share Classes. The following table compares key features of the Fund's classes. You should review the Fee Table and Example at the front of this Prospectus carefully before choosing your share class. Your Financial Intermediary can help you decide which class meets your goals. Not all share classes may be available through your Financial Intermediary. Your Financial Intermediary may receive different compensation depending upon which class you choose.

For more information on selecting a share class, see "Classes of Shares" in the Statement of Additional Information.

Class
	A	B	C	F	P(1)	R2	R3
Key features	• Front-end sales charge
• You may qualify for reduction or waiver of front-end sales charge
• Generally lower annual expenses than Class B and Class C
	• Generally higher dividends than Class B and Class C	• No front-end sales charge • CDSC declines over time • Converts to Class A after approxi-mately 8 years • Generally higher annual expenses than Class A • Generally lower dividends than Class A	• No front-end sales charge • CDSC for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A • Generally lower dividends than Class A	• No front-end sales charge or CDSC • Only offered to eligible Fee-Based Programs	• No front-end sales charge or CDSC • Only offered on a limited basis through certain Financial Intermedi-aries and Retirement and Benefit Plans	• No front-end sales charge or CDSC • Only offered to eligible Retirement and Benefit Plans	• No front-end sales charge or CDSC • Only offered to eligible Retirement and Benefit Plans

Front-end sales charge	Up to 4.75%†; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None	None	None	None

continued on next page

YOUR INVESTMENT

Class
	A	B	C	F	P(1)	R2	R3
CDSC	1.00% on certain purchases of $1 million or more (see "Sales Charges – Class A Share CDSC"); waived under certain circum-stances	Up to 5.00% charged when you redeem shares. The charge is reduced over time and there is no CDSC after sixth anniversary; waived under certain circum-stances	1.00% if you redeem before the first anniversary of purchase; waived under certain circumstances	None	None	None	None

Annual distribution and/or service fees(2)	0.35% of average daily net assets	1.00% of average daily net assets	1.00% of average daily net assets	0.10% of average daily net assets	0.45% of average daily net assets	0.60% of average daily net assets	0.50% of average daily net assets

Exchange privilege(3)(4)	Class A shares of most Lord Abbett Funds	Class B shares of most Lord Abbett Funds	Class C shares of most Lord Abbett Funds	Class F shares of applicable Lord Abbett Funds	Class P shares of applicable Lord Abbett Funds	Class R2 shares of applicable Lord Abbett Funds	Class R3 shares of applicable Lord Abbett Funds

  †  3.25% in the case of Short Duration Income Fund.

  (1)  As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs. See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

  (2)  The Rule 12b-1 plan provides that the maximum payments that may be authorized by the Board for Class A shares are 0.50%; for Class P shares, 0.75%; and for Class B, C, F, R2, and R3 shares, 1.00%. The Fund may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution (as defined below) waives part of the compensation. In such cases, the Fund will not require payment of any otherwise applicable CDSC.

  (3)  Ask your Financial Intermediary about the Lord Abbett Funds available for exchange.

  (4)  Shareholders may be able to transfer shares of one class of the Fund for shares of another class (e.g., Class A to Class F, or Class R2 to Class A) subject to the eligibility requirements for the other share class and any applicable sales load or CDSC. The transaction will be based on the respective NAV of each class as of the trade date for the exchange. Consequently, the transferring shareholder may receive fewer shares or more shares than originally owned, depending on that day's NAVs. Please contact your Financial Intermediary for additional information on how to move your shares into another share class.

YOUR INVESTMENT

Investment Minimums. Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account. For investors purchasing Class F, R2, and R3 shares through Retirement and Benefit Plans or Fee-Based Programs offered by Financial Intermediaries, the minimums that apply to the plans or programs may apply instead of those shown below.

See "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Investment Minimums — Initial/Additional Investments(1)
Class
	A	B	C	F	P(2)	R2	R3
Convertible, Core Fixed Income, High Yield, Total Return, and Short Duration Income Funds	$1,000/No minimum	$1,000/No minimum	$1,000/No minimum	No minimum	No minimum	No minimum	No minimum
Income Fund	$500/No minimum	$500/No minimum	$500/No minimum	No minimum	No minimum	No minimum	No minimum
IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/No minimum	$250/No minimum	$250/No minimum	N/A	N/A	N/A	N/A
SIMPLE IRAs	No minimum	No minimum	No minimum	N/A	N/A	N/A	N/A
Invest-A-Matic	$250/ $50	$250/ $50	$250/ $50	N/A	N/A	N/A	N/A

  (1)  Consult your Financial Intermediary for more information.
  (2)  As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs. See "Retirement and Benefit Plan Investors" and "Fee-Based Program Investors" for more information.

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SALES CHARGES

Class A Share Front-End Sales Charges. You buy Class A shares at the offering price, which is the NAV plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund's distributions or dividends you reinvest in additional Class A shares. The table below shows the rate of sales charge you pay, depending on the amount you purchase.

Front-End Sales Charges - Class A Shares (Convertible, Core Fixed Income, High Yield, Income, and Total Return Funds Only)
Your Investment	As a % of Offering Price	As a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer's Concession (% of Offering Price)
Less than $100,000	4.75%	4.99%	.9525	4.00%
$100,000 to $249,999	3.95%	4.11%	.9605	3.25%
$250,000 to $499,999	2.75%	2.83%	.9725	2.25%
$500,000 to $999,999	1.95%	1.99%	.9805	1.75%
$1,000,000 and over	No Sales Charge		1.0000	†

  †  See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."
Note: The above percentages may vary for particular investors due to rounding.

Front-End Sales Charges - Class A Shares (Short Duration Income Fund Only)
Your Investment	As a % of Offering Price	As a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer's Concession (% of Offering Price)
Less than $50,000	3.25%	3.36%	.9675	2.75%
$50,000 to $99,999	2.75%	2.83%	.9725	2.25%
$100,000 to $249,999	2.50%	2.56%	.9750	2.00%
$250,000 to $499,999	2.00%	2.04%	.9800	1.70%
$500,000 to $999,999	1.50%	1.52%	.9850	1.25%
$1,000,000 and over	No Sales Charge		1.0000	†

  †  See "Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge."
Note: The above percentages may vary for particular investors due to rounding.

Please inform the Fund or your Financial Intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge.

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Reducing Your Class A Share Front-End Sales Charges. As indicated in the above chart, you may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your Financial Intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds in other accounts with your Financial Intermediary or with other Financial Intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your Financial Intermediary know. You may be asked to provide supporting account statements or other information to allow us or your Financial Intermediary to verify your eligibility for a discount. If you or your Financial Intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

•  Rights of Accumulation – A Purchaser may combine the value at the current public offering price of Class A, B, C, and P shares of any Eligible Fund already owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class F, R2, and R3 share holdings may not be combined for these purposes.

•  Letter of Intention – A Purchaser may combine purchases of Class A, B, C, and P shares of any Eligible Fund the Purchaser intends to make over a 13-month period in determining the applicable sales charge. Current holdings under Rights of Accumulation may be included in a Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention may be backdated up to 90 days. Class F, R2, and R3 share holdings may not be combined for these purposes.

Eligible Fund. An "Eligible Fund" is any Lord Abbett-sponsored fund except for (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such fund is not offered for sale; (2) Lord Abbett Series Fund, Inc.; (3) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett sponsored funds); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares. An Eligible Fund also is any Authorized Institution's (as defined below) affiliated money market fund meeting criteria set by Lord Abbett Distributor as to certain omnibus account and other criteria.

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The term "Purchaser" includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) Retirement and Benefit Plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described above in IRAs, as a sole participant of a Retirement and Benefit Plan sponsored by the individual's business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in Retirement and Benefit Plans sponsored by a business owned by either or both of them. A Retirement and Benefit Plan under item (3) includes all qualified Retirement and Benefit Plans of a single employer and its consolidated subsidiaries, and all qualified Retirement and Benefit Plans of multiple employers registered in the name of a single bank trustee. A Purchaser may include holdings of Class A, B, C, and P shares of Eligible Funds as described above in accounts with Financial Intermediaries for purposes of calculating the front-end sales charges.

For more information on eligibility for these privileges, read the applicable sections in the Application and the Statement of Additional Information. This information also is available at www.LordAbbett.com or by calling Lord Abbett at 888-522-2388 (at no charge).

Class A Share Purchases Without a Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

•  purchases of $1 million or more,

•  purchases by Retirement and Benefit Plans with at least 100 eligible employees,

•  purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

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•  purchases made with dividends and distributions of Class A shares of another Eligible Fund,

•  purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for Class A shares,

•  purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

•  purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees in connection with Fee-Based Programs, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases,

•  purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor,

•  purchases by each Lord Abbett-sponsored fund's Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), or

•  purchases involving the concurrent sale of Class B or C shares of the Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSC (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge.

See the Statement of Additional Information for a listing of other categories of purchases that qualify for Class A share purchases without a front-end sales charge.

These categories may be subject to a CDSC.

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CDSC
A CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain Retirement and Benefit Plans will constitute new sales for purposes of assessing the CDSC.
To minimize the amount of any CDSC, the Fund redeems shares in the following order:
  1.   shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)
  2.   shares held for six years or more (Class B), or one year or more after the month of purchase (Class A), or one year or more (Class C)
  3.   shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary after the month of their purchase (Class A) or before the first anniversary of their purchase (Class C)

Class A Share CDSC. If you buy Class A shares of the Fund under one of the starred ( ) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares on or before the 12th month after the month in which you initially purchased those shares, a CDSC of 1% normally will be collected.

The Class A share CDSC generally will not be assessed under the following circumstances:

•  benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under Retirement and Benefit Plans (documentation may be required);

•  redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds;

•  redemptions by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that were initially entered into prior to December 2002; or

•  Eligible Mandatory Distributions under 403(b) plans and IRAs.

Benefit Payment Documentation. (Class A CDSC only) Requests for benefit payments of $50,000 or more must be in writing. Use the address indicated under "Opening your Account."

Eligible Mandatory Distributions. If Class A or B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution that bears the same relation to the entire mandatory distribution as the Class A or B share investment bears to the total investment.

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Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

CDSC — Class B Shares

Anniversary of the day on which the purchase order was accepted(1)		CDSC on redemption (as % of amount subject to charge)
On	Before
	1st anniversary	5.0%
1st anniversary	2nd anniversary	4.0%
2nd anniversary	3rd anniversary	3.0%
3rd anniversary	4th anniversary	3.0%
4th anniversary	5th anniversary	2.0%
5th anniversary	6th anniversary	1.0%
On or after the 6th anniversary(2)		None

  (1)  The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

  (2)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares. Conversions will occur as follows:

CDSC — Class B Shares

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Lord Abbett Fund
After the eighth anniversary of your purchase payment	In the same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	After the shares originally acquired would have converted into Class A shares

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Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of their purchase. The CDSC will be remitted to Lord Abbett Distributor.

Class B Share CDSC and Class C Share CDSC. The Class B share CDSC and Class C share CDSC generally will not be assessed under the following circumstances:

•  benefit payments under Retirement and Benefit Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess contribution or distribution under Retirement and Benefit Plans (documentation may be required)

•  Eligible Mandatory Distributions under 403(b) plans and individual retirement accounts

•  death of the shareholder

•  redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

See "Automatic Services for Fund Investors" for more information.

A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor is concurrently selling his or her holdings in Class B or C shares of a Fund and buying Class A shares of that Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Reinvestment Privilege. If you redeem shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

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RETIREMENT AND BENEFIT PLAN INVESTORS

Eligible Investors: Retirement and Benefit Plans. Retirement and Benefit Plans with plan-level or fund-level omnibus accounts held on the books of the Fund generally may be eligible to invest in Class A, R2, and R3 shares, and in certain limited circumstances, Class P shares:

•  Class A Shares. Eligible Retirement and Benefit Plans may open an account and purchase Class A shares of the Fund by contacting any Financial Intermediary authorized to sell the Fund's shares. Your plan may be eligible for front-end sales charge waivers. See "Sales Charges – Class A Share Front-End Sales Charges" for more information.

•  Class R2 and R3 (together known also as "Class R") Shares. Class R shares generally are available through:

m  certain employer-sponsored Retirement and Benefit Plans offering funds from multiple fund families as investment options where the employer, administrator, recordkeeper, sponsor, related person, Financial Intermediary, or other appropriate party has entered into an agreement to make Class R2 or R3 shares available to plan participants; or

m  dealers that have entered into certain approved agreements with Lord Abbett Distributor.

  Class R shares are also available for orders made by or on behalf of a Financial Intermediary for clients participating in an IRA rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

  Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

•  Class P Shares. As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans with the following exceptions:

m  New Retirement and Benefit Plans that are considering selecting Class P shares as a plan option but have not done so by October 1, 2007 may invest in Class P shares if they select Class P shares as a plan option by March 31, 2008, provided that the selection is based on a proposal or recommendation that can be shown to have been presented to the plan on or prior to October 1, 2007.

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m  New Retirement and Benefit Plans using recordkeepers that are unable to convert their systems to trade Class R shares by October 1, 2007 may invest in Class P shares until March 31, 2008.

  Shareholders that hold Class P shares as of October 1, 2007 may continue to hold their Class P shares and may make additional purchases. Class P shares may be redeemed at NAV by existing shareholders, or may be exchanged for shares of another class provided applicable eligibility requirements and sales charges for the other share class are satisfied. Class P shares are also available for orders made by or on behalf of a Financial Intermediary for clients participating in an IRA rollover program sponsored by the Financial Intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Additional Information Concerning Class R Shares.

•  Transfers Between Certain Retirement and Benefit Plans. Class R shares generally are available for transfers between certain Retirement and Benefit Plans offering one or both classes of Class R2 or R3 shares of Lord Abbett Funds as investment options. If a Retirement and Benefit Plan invested in Class R2 or R3 shares moves to another plan service provider or Financial Intermediary that is not eligible to hold, or authorized to sell, Class R2 or R3 shares, the Retirement and Benefit Plan may be required to liquidate its Class R2 or R3 shares.

•  Transfers to Another Share Class. A Retirement and Benefit Plan may be able to transfer Class A, B, C, or P shares of the Fund (or any other share class that the Fund may designate) to Class R shares of the Fund if the plan satisfies the eligibility requirements for Class R shares, and subject to any applicable sales charge or CDSC.

•  IRA Rollovers. Generally, IRA rollovers by plan participants will not be eligible for reinvestment in Class R shares. However, if the rollover involves an in-kind transfer of Class R shares, the new account may continue to hold such Class R shares, but will not be allowed to make new purchases of Class R shares. Plan participants with beneficial interests in Class R shares may invest assets from Retirement and Benefit Plans in Class A, B, C, or F shares through an IRA rollover, provided that the investment meets the eligibility requirements for the particular share class. Rollovers invested in Class A, B, or C shares will be subject to applicable sales charges. Additional conditions also may apply to the transfer of shares into an IRA rollover account, and your Financial Intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those

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imposed by the Fund and its affiliates. In addition, the options and services available to you may be different from those discussed in this Prospectus. You should ask your Financial Intermediary about its services and any applicable fees.

•  Sales Charge Discounts. A Retirement and Benefit Plan or current or former plan participant will not be entitled to combine Class R shares with the shares of any other share class of the Lord Abbett Funds for purposes of calculating the applicable sales charge on any Class A share purchases.

FEE-BASED PROGRAM INVESTORS

Eligible Investors: Fee-Based Programs. Class A and F shares, and in certain limited circumstances, Class P shares, are available for purchases by or on behalf of Financial Intermediaries for clients in certain Fee-Based Programs:

•  Class A Shares. Investors in Fee-Based Programs may purchase Class A shares by contacting their Financial Intermediaries. You may be eligible for front-end sales charge waivers. See "Sales Charges – Class A Share Front-End Sales Charges" for more information.

•  Class F Shares. Class F shares generally are available to investors participating in Fee-Based Programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to investors that are clients of certain registered investment advisers ("RIAs") that have an agreement with Lord Abbett Distributor, if it so deems appropriate.

•  Class P Shares. As of October 1, 2007, Class P shares are closed to substantially all new Fee-Based Programs, with the exception of the Citigroup/Smith Barney TRAK program. Shareholders that hold Class P shares as of October 1, 2007 may continue to hold their Class P shares and may make additional purchases. Class P shares may be redeemed at NAV by existing shareholders, or may be exchanged for shares of another class provided applicable eligibility requirements and sales charges for the other share class are satisfied.

Additional Information Concerning Class F Shares. Class F shares generally are available in connection with the following:

•  Transfers Involving Fee-Based Programs of Financial Intermediaries or Accounts Held at RIAs Offering Class F Shares as Investment Options. If an investor moves his or her account from one Fee-Based Program or RIA offering Class F shares of the Lord Abbett Funds to another Fee-Based Program or RIA also offering Class F shares of the Lord Abbett Funds, the investor will be able to continue his investment in Class F shares and make new purchases of Class F shares. However, if an investor moves his or her

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account to a Fee-Based Program or RIA that does not offer Class F shares of Lord Abbett Funds as investment options, or otherwise holds assets from such an account other than in a Fee-Based Program or with an RIA that offers Class F shares, the investor may continue to hold the existing Class F shares but will not be allowed to make new purchases of Class F shares. If the investor later moves his or her account to another Fee-Based Program that offers Class F shares, the investor will be allowed to make new Class F share purchases. Alternatively, an investor may invest assets formerly invested in Class F shares in Class A, B, or C shares, provided that the investment meets the eligibility requirements for the particular share class and subject to applicable sales charges.

•  Transfers of Existing Holdings. Sponsors of Fee-Based Programs or RIAs that decide to offer Class F shares may be able to convert Class A or P shares of a Lord Abbett Fund (or any other share class that the Fund may designate) to Class F shares of the fund if the Fee-Based Program or the account placed with the RIA satisfies the eligibility requirements for Class F shares. Applicable sales charges, if any, will apply. A Fee-Based Program or an RIA will not be entitled to combine Class F shares with the shares of any other share class of the Lord Abbett Funds for purposes of calculating the applicable sales charges on any Class A share purchases the program or RIA may make. Consult your Financial Intermediary to determine whether Class F shares may be a suitable investment.

OTHER INFORMATION ABOUT RETIREMENT AND BENEFIT PLANS AND FEE-BASED PROGRAMS

Limitations on Fund Availability and Services. Purchase, redemption, and exchange privileges may differ when you are investing through certain Retirement and Benefit Plans or Fee-Based Programs because you may not be able to exchange into a Lord Abbett Fund or other fund that is not offered in your plan or program. Similarly, you may be able to move your retirement plan investment into an IRA account, but you may only make future purchases to the extent that you meet any eligibility requirements for the share class into which you have transferred. Financial Intermediaries may choose to impose qualification requirements for plans that differ from the Fund's share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Fund is not responsible for, and has no control over, the decision of any Financial Intermediary to impose such differing requirements. You should discuss purchase, redemption, and exchange options with your Financial Intermediary to determine whether you qualify for a waiver of sales charges on any class of shares offered. If you do qualify, another class of shares may be more appropriate for you. Plan

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fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for plan participants. You should be aware that your investment professional may receive different compensation depending upon the class in which you invest. Please consult with your Financial Intermediary for more information about available share classes.

Purchases, Redemptions, and Exchanges. Participants in Retirement and Benefit Plans must contact their sponsor, plan service provider, or Financial Intermediary to purchase, redeem or exchange shares, or to request detailed information about eligibility to purchase shares and the portability of such shares. Typically, no minimum investment is required for Retirement and Benefit Plans or Fee-Based Programs investing in Class F, R2, or R3 shares. Financial Intermediaries may establish requirements as to the purchase, redemption, or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and the Fund's Statement of Additional Information. Financial Intermediaries may choose to impose share class parameters different from those set forth in this Prospectus and the Fund's Statement of Additional Information. Additionally, investor services may only be available to plan participants through a plan service provider, plans may require separate applications, and plans' policies and procedures may be different from those described in this Prospectus. The Fund is not responsible for, and has no control over, the decision of any Financial Intermediary to impose such differing requirements. Eligible qualified Retirement and Benefit Plans or Fee-Based Programs can exchange their Class A, F, P, R2, or R3 shares for Eligible Funds, in keeping with the limitations described above. Be sure to read the current prospectus for any fund into which you are exchanging. Please see the Statement of Additional Information for details and limitations on moving investments in certain share classes to different share classes, and on moving investments held in certain accounts to different accounts.

Additional Services. Financial Intermediaries may provide some of the shareholder servicing and account maintenance services required by Retirement and Benefit Plan accounts and their plan participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for plan service providers to provide other investment or administrative services. Financial Intermediaries may charge Retirement and Benefit Plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, Retirement and Benefit Plans may charge plan participants for certain expenses. These fees and additional amounts are in addition to those imposed by the Fund and its affiliates, and could reduce your investment return in Fund shares. For questions about such accounts, contact your employee benefits office, plan service provider, or other Financial Intermediary that provides recordkeeping and shareholder services for your account.

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Other Considerations. With respect to Class A, F, P, R2, and R3 shares held through certain Retirement and Benefit Plans and Fee-Based Programs, Lord Abbett and its affiliates may have other relationships with Financial Intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. If your plan service provider provides these services, Lord Abbett or the Fund may compensate it for these services. In addition, your Financial Intermediary may have other relationships with Lord Abbett or its affiliates that are not related to the Fund. See "Financial Intermediary Compensation – Payments for Recordkeeping, Networking, and Other Services" for more information.

FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts. Additionally, your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

As shown in the table "Fees and Expenses" above, sales compensation originates from sales charges, which are paid directly by shareholders, and 12b-1 distribution fees, which are paid by the Fund out of its assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees are accrued daily at annual rates based upon average daily net assets as follows:

	Class
Fee*	A (all Funds except Short Duration Income Fund)	A (Short Duration Income Fund only)	B	C	F	P	R2	R3
Service	0.25%	0.20%	0.25%	0.25%	—	0.20%	0.25%	0.25%
Distribution	0.10%	0%	0.75%	0.75%	0.10%	0.25%	0.35%	0.25%

  *  The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating NASD sales charge limitations.

Authorized Institutions are institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan. Lord Abbett Distributor is an Authorized Institution.
12b-1 fees are payable regardless of expenses. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

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Lord Abbett may pay 12b-1 fees to Financial Intermediaries or use the fees for other distribution purposes, including revenue sharing.

Sales Activities. The Fund may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity that is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that are primarily intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of Prospectuses and Statements of Additional Information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to Authorized Institutions, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett may pay 12b-1 service fees to Authorized Institutions for any activity that is primarily intended to result in personal service and/or the maintenance of shareholder accounts or certain Retirement and Benefit Plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A Share Purchases With a Front-End Sales Charge. See "Sales Charges – Class A Share Front-End Sales Charges" for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the Schedule set forth below under the following circumstances:

•  purchases of $1 million or more;

•  purchases by certain Retirement and Benefit Plans with at least 100 eligible employees; or

•  purchases for certain Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases ("Alliance Arrangements").

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the

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account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares will be included for purposes of calculating the breakpoints in the Schedule below and the amount of the concessions payable with respect to the Class A shares investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC. In addition, if a Financial Intermediary decides to waive receipt of the concession, any CDSC that might otherwise have applied to any such purchase will be waived. Any waiver must be authorized by the Financial Intermediary firm and the registered representative.

Financial Intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

Dealer Concession Schedule — Class A Shares (for Certain Purchases Without a Front-End Sales Charge)

The dealer concession received is based on the amount of the Class A share investment as follows:

Class A Investments	Front-End Sales Charge*	Dealer's Concession for Convertible, Core Fixed Income, High Yield, Income, and Total Return Funds	Dealer's Concession for Short Duration Income Fund
First $5 million	None	1.00%	0.75%
Next $5 million above that	None	0.55%	0.55%
Next $40 million above that	None	0.50%	0.35%
Over $50 million	None	0.25%	0.25%

  *  Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed on or before the 12th month after the month in which the shares were initially purchased. For Alliance Arrangements involving Financial Intermediaries offering multiple fund families to Retirement and Benefit Plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett-sponsored funds in which the plan is invested.

Class B Shares. Lord Abbett Distributor may pay Financial Intermediaries selling Class B shares a commission of 4.00% of the purchase price of the Class B shares they sell and Lord Abbett Distributor will retain any applicable CDSC. Financial Intermediaries also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class C Shares. Lord Abbett Distributor may pay Financial Intermediaries selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and Lord Abbett Distributor will retain any applicable CDSC and

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an annual distribution/service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Financial Intermediaries until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Financial Intermediaries will then receive an annual distribution/service fee of up to 0.90% of the average daily net assets represented by the Class C shares serviced by them.

Class F, P, R2, and R3 Shares. Class F, P, R2, and R3 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. See "Retirement and Benefit Plan Investors," "Fee-Based Program Investors," and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. In addition to the various sales commissions, concessions and 12b-1 fees described above, Lord Abbett, Lord Abbett Distributor and the Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and out of its own resources (including revenues from advisory fees and 12b-1 fees) and without additional cost to the Fund or the Fund's shareholders. This compensation from Lord Abbett is not reflected in the fees and expenses listed above in the Fee Table section of this Prospectus. The payments may be for:

•  marketing and/or distribution support for Dealers;

•  the Dealers' and their investment professionals' shareholder servicing efforts;

•  training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

•  certain information regarding Dealers and their investment professionals;

•  sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

•  the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

•  certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

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Some of these payments are sometimes called "revenue sharing" payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things. In addition, Lord Abbett Distributor may, for specified periods of time, decide to forgo the portion of front-end sales charges to which it normally is entitled and allow Dealers to retain the full sales charge for sales of Fund shares. In some instances, these temporary arrangements will be offered only to certain Dealers expected to sell significant amounts of Fund shares.

Lord Abbett or Lord Abbett Distributor may benefit from revenue sharing if the Dealer features the Fund in its sales system (such as by placing the Fund on its preferred fund list or giving access on a preferential basis to members of the Financial Intermediary's sales force or management). In addition, Lord Abbett Distributor may agree to participate in the Dealer's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Lord Abbett personnel may make presentations on the Fund to the intermediary's sales force). To the extent the Dealers sell more shares of the Fund or retain shares of the Fund in their clients' accounts, Lord Abbett receives greater management and other fees due to the increase in the Fund's assets. Although a Dealer may request additional compensation from Lord Abbett to offset costs incurred by the Dealer servicing its clients, the Dealer may earn a profit on these payments, if the amount of the payment exceeds the Dealer's costs.

Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. These factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments

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expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. For certain relationships entered into before February 1, 2006 with Dealers selling the Lord Abbett Funds in connection with variable insurance products, Lord Abbett or Lord Abbett Distributor may make payments up to 0.15% of the related Lord Abbett Funds' assets and/or sales. These maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select the Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

The Fund's portfolio transactions are not used to compensate Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places the Fund's portfolio transactions with broker-dealers based on their ability to provide the best net results from the transaction to the Fund. If Lord Abbett determines that a Dealer can provide the Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of the Fund. In no event, however, does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute the Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on the Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give

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consideration to proprietary investment research a Dealer may provide to Lord Abbett.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with Financial Intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your intermediary provides these services, Lord Abbett or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, Prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees Lord Abbett Funds pay are designed to compensate Financial Intermediaries for such services.

The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•  establishing and maintaining individual accounts and records;

•  providing client account statements; and

•  providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which would otherwise provide these services.

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Financial Intermediaries may charge additional fees or commissions other than those disclosed in this Prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion above and in the Fund's Statement of Additional Information. You may ask your Financial Intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

PURCHASES

Retirement and Benefit Plan Investors. You must place all orders to purchase Fund shares through the Financial Intermediary administering your Retirement and Benefit Plan. For more information on how to purchase Fund shares or for the limitations on the amount that may be purchased, please consult your Financial Intermediary. See "Retirement and Benefit Plan Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Fee-Based Program Investors. You must place all orders to purchase Fund shares through the Financial Intermediary offering your Fee-Based Program. For more information on how to purchase Fund shares or for the limitations on the amount that may be purchased, please consult your Financial Intermediary. See "Fee-Based Program Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

All Other Investors. Purchases of Class A, B, and C shares may be made through any Financial Intermediary that has a sales agreement with Lord Abbett Distributor, or you can fill out the Application and send it to the Fund at the address stated below. Contact your Financial Intermediary for initial purchases of Class F, P, R2, or R3 shares. See "Other Information about Retirement and Benefit Plans and Fee-Based Programs" for more information. You should note that your purchases and other transactions may be subject to review and verification on an ongoing basis. Please carefully read the paragraph below titled "Proper Form" before placing your order to ensure that your order will be accepted.

[Name of Fund]
P.O. Box 219336
Kansas City, MO 64121

Proper Form. An order submitted directly to the Fund must contain: (1) a completed application with all applicable requested information and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information, please call the Fund at 888-522-2388.

See "Procedures Required by the USA PATRIOT Act" for more information.

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EXCHANGES

Retirement and Benefit Plan Investors. You may be able to exchange shares of a class of the Fund for shares of the same class of an Eligible Fund, subject to restrictions and procedures contained in your Retirement and Benefit Plan. You must place all orders to exchange Fund shares through the Financial Intermediary administering your Retirement and Benefit Plan. For more information on how to exchange Fund shares or on the limitations applicable to exchanges, please consult your Financial Intermediary. See "Retirement and Benefit Plan Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Fee-Based Program Investors. You may be able to exchange shares of a class of the Fund for shares of the same class of an Eligible Fund, subject to restrictions and procedures contained in your Fee-Based Program. You must place all orders to exchange Fund shares through the Financial Intermediary offering your Fee-Based Program. For more information on how to exchange Fund shares or on the limitations applicable to exchanges, please consult your Financial Intermediary. See "Fee-Based Program Investors" and "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

All Other Investors. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instructions may be provided in writing or by telephone, with proper identification, by calling 888-522-2388. The Fund must receive instructions for the exchange before the close of the New York Stock Exchange ("NYSE") on the day of your call to get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes and may create a taxable situation for you. See "Distributions and Taxes" for more information. Be sure to read the current prospectus for any fund into which you are exchanging. Please see the Fund's Statement of Additional Information for details and limitations on moving investments in certain share classes to different share classes, and on moving investments held in certain accounts to different accounts. You should also consult your Financial Intermediary if you have any questions.

Exchange Limitations. As described under "Choosing a Share Class," we reserve the right to modify, restrict, or reject any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

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REDEMPTIONS

Retirement and Benefit Plan Investors. You may redeem Fund shares subject to restrictions and procedures established by your Retirement and Benefit Plan. You must place all orders to redeem Fund shares through the Financial Intermediary administering your Retirement and Benefit Plan. For more information on how to redeem Fund shares or for the limitations on redemptions, please consult your Financial Intermediary. See "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

Fee-Based Program Investors. You may redeem Fund shares subject to restrictions and procedures established by your Fee-Based Program. You must place all orders to redeem Fund shares through the Financial Intermediary offering your Fee-Based Program. For more information on how to redeem Fund shares or for the limitations on redemptions, please consult your Financial Intermediary. See "Other Information About Retirement and Benefit Plans and Fee-Based Programs" for more information.

All Other Investors. Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. Contact your Financial Intermediary for redemptions involving Class F, P, R2, or R3 shares. For more information, please call 888-522-2388. To determine if a CDSC applies to a redemption, see "Class A Share CDSC," "Class B Share CDSC," "Class C Share CDSC," and "Class B Share CDSC and Class C Share CDSC."

By Broker. Call your investment professional for instructions on how to redeem your shares.

By Telephone. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 888-522-2388.

By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

Through a Financial Intermediary. Your Financial Intermediary may process a redemption on your behalf. Your Financial Intermediary will be responsible for

Small Accounts. The Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

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furnishing all necessary documents to Lord Abbett and may charge you for this service.

Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation, please call 888-522-2388.

A Guaranteed Signature is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

•  a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation);

•  a redemption check payable to anyone other than the shareholder(s) of record;

•  a redemption check to be mailed to an address other than the address of record;

•  a redemption check payable to a bank other than the bank we have on file; or

•  a redemption for $50,000 or more.

Redemptions in Kind. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund

Eligible Guarantor is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.
Guaranteed Signature. An acceptable form of guarantee would be as follows:
•	In the case of an estate -
Robert A. Doe Executor of the Estate of John W. Doe
[Date]

•	In the case of a corporation - ABC Corporation
Mary B. Doe
By Mary B. Doe, President [Date]

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pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone's tax situation is unique, you should consult your tax advisor regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

Convertible Fund expects to pay you dividends from its net investment income quarterly. Core Fixed Income Fund, High Yield Fund, Income Fund, Short Duration Income Fund, and Total Return Fund expect to declare dividends from their net investment income daily and to pay you dividends from their net investment income monthly. Each Fund expects to distribute any net capital gains annually.

All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash. Retirement and Benefit Plan accounts may not receive distributions in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on reinvestments.

For U.S. federal income tax purposes, a Fund's distributions are taxable to shareholders, other than tax-exempt shareholders (including certain Retirement and Benefit Plan shareholders as discussed below) regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable to you as ordinary income; however, certain qualified dividends that a Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares.

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Any sale, redemption, or exchange of Fund shares may be taxable.

If you buy shares when a Fund has realized but not yet either declared or distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, such as Retirement and Benefit Plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, in the case of Fund shares held through a nonqualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose Retirement and Benefit Plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a Retirement and Benefit Plan generally are taxable to plan participants as ordinary income.

You must provide your Social Security Number or other taxpayer identification number to the Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold 28% "backup withholding" tax from your distributions, sale proceeds, and any other payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year.

AUTOMATIC SERVICES FOR FUND INVESTORS

Retirement and Benefit Plan and Fee-Based Program Investors. You should consult your Financial Intermediary about automatic services that may be offered through your Retirement and Benefit Plan or Fee-Based Program.

All Other Investors. Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the Application or by calling 888-522-2388.

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For investing

Invest-A-Matic* (Dollar-cost averaging)	You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the Application for instructions.

Div-Move*	You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

  *  In the case of Financial Intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts' purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

For selling shares

Systematic Withdrawal Plan ("SWP")	You can make regular withdrawals from most Lord Abbett-sponsored funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish an SWP, the value of your shares for Class A or C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of an SWP established for certain Retirement and Benefit Plans, for which there is no minimum. Your shares must be in non-certificate form.

Class B and C Shares	The CDSC will be waived on redemptions of up to 12% of the current NAV of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to an SWP for Class B and C shares will be redeemed in the order described under "CDSC" under "Sales Charges."

OTHER SERVICES FOR FUND INVESTORS

Retirement and Benefit Plan and Fee-Based Program Investors. You should consult your Financial Intermediary about other services that may be offered through your Retirement and Benefit Plan or Fee-Based Program.

All Other Investors. The following additional services are offered to individual investors as well as investors not qualifying for another investment category.

Telephone Investing. After we have received the Application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. The Fund and Lord Abbett will take measures to verify the identity of the caller, such as asking for your name, account number, Social Security or Taxpayer Identification Number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Transactions by telephone may be difficult to implement in times of drastic economic or market change.

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existing account. The Fund will purchase the requested shares when it receives the money from your bank.

Account Statements. Every investor automatically receives quarterly account statements.

Householding. We have adopted a policy that allows us to send only one copy of the Fund's Prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.

OTHER INFORMATION FOR FUND INVESTORS

Excessive Trading and Market Timing. The Fund is designed for long-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices ("frequent trading") may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund's investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as "time zone arbitrage"). To the extent the Fund

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invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as "price arbitrage"). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder's ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see "Other Information for Fund Investors – Pricing of Fund Shares."

The Fund's Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund's policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) from an account will be prohibited from investing in the Fund in the account for 30 calendar days after the redemption (the "Policy"). The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless the Distributor determines in its sole discretion that the transaction may be harmful to the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) Retirement and Benefit

YOUR INVESTMENT

Plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a "fund-of-funds" or similar investment vehicle that the Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a Fee-Based Program or mutual fund separate account program; and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor's financial advisor) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor (and/or the investor's financial advisor) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor's financial advisor) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that Financial Intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances, the Distributor may review the frequent trading policies and procedures that an individual Financial Intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. The Distributor also will seek the Financial

YOUR INVESTMENT

Intermediary's agreement to cooperate with the Distributor's efforts to (1) monitor the Financial Intermediary's adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that the Distributor in its sole discretion deems adequate, and (2) stop any trading activity the Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a Financial Intermediary's application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by the Distributor and by certain other Financial Intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the Financial Intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund's shares may be held by Financial Intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a Financial Intermediary, to our knowledge, in an omnibus environment or in nominee name, the Distributor will seek to receive sufficient information from the Financial Intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the Financial Intermediary and request it to provide the Distributor with additional transaction information so that the Distributor may determine if any investors appear to have engaged in frequent trading activity. The Distributor's monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the Financial Intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account

YOUR INVESTMENT

from investing in the Fund and/or may also terminate our relationship with the Financial Intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent the Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though Financial Intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist the Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date of birth, Social Security Number or similar number, and other information that will allow us to identify you. We will ask for similar information in the case of persons who will be signing on behalf of a legal entity that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your Application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

Pricing of Fund Shares. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income

YOUR INVESTMENT

securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.

Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Fund's Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted price, or the security is relatively illiquid. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

YOUR INVESTMENT

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Funds' performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Funds would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights, excluding the six months ended May 31, 2007, have been audited by _______________________, the Funds' independent registered public accounting firm, in conjunction with their annual audits of the Funds' financial statements. Financial statements and the Report of Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information, which is available upon request. Unaudited financial statements for the six months ended May 31, 2007 appear in the 2007 Semiannual Report to Shareholders and are incorporated by reference in the Statement of Additional Information. Certain information reflects financial results for a single Fund share.

FINANCIAL INFORMATION

CONVERTIBLE FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	Six Months Ended 5/31/2007		Year Ended 11/30			6/23/2003(a) to
	(unaudited)		2006	2005	2004	11/30/2003
Per Share Operating Performance
Net asset value, beginning of period	$12.48		$11.64	$11.23	$10.76	$10.00
Unrealized depreciation on investments						(.02)
Net asset value on SEC Effective Date, June 30, 2003						$9.98
Investment operations:
Net investment income (loss)(b)	.08		.02	(.01)	.02	.05
Net realized and unrealized gain	.77		1.05	.69	.71	.75
Total from investment operations	.85		1.07	.68	.73	.80
Distributions to shareholders from:
Net investment income	(.38)		(.23)	(.27)	(.23)	(.02)
Net realized gain	(.20)		—	—	(.03)	—
Total distributions	(.58)		(.23)	(.27)	(.26)	(.02)
Net asset value, end of period	$12.75		$12.48	$11.64	$11.23	$10.76
Total Return(c)						(.20	)%(d)(e)
Total Return(c)	7.12	%(d)	9.35%	6.18%	6.94%	7.99	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.61	%(d)	1.27%	1.28%	1.28%	.56	%(d)†
Expenses, excluding expense reductions and including expenses assumed	.62	%(d)	1.28%	1.28%	1.28%	.56	%(d)†
Expenses, excluding expense reductions and expenses assumed	.62	%(d)	1.28%	1.28%	1.36%	1.12	%(d)†
Net investment income (loss)	.65	%(d)	.13%	(.07)%	.19%	.50	%(d)†
Supplemental Data:
Net assets, end of period (000)	$97,753		$93,635	$103,176	$87,706	$24,445
Portfolio turnover rate	49.09	%(d)	104.11%	78.26%	80.60%	44.97	%(d)

FINANCIAL INFORMATION

CONVERTIBLE FUND

FINANCIAL HIGHLIGHTS (continued)

	Class B Shares
	Six Months Ended 5/31/2007		Year Ended 11/30			6/23/2003(a) to
	(unaudited)		2006	2005	2004	11/30/2003
Per Share Operating Performance
Net asset value, beginning of period	$12.43		$11.60	$11.19	$10.73	$10.00
Unrealized depreciation on investments						(.02)
Net asset value on SEC Effective Date, June 30, 2003						$9.98
Investment operations:
Net investment income (loss)(b)	.04		(.06)	(.08)	(.05)	.02
Net realized and unrealized gain	.77		1.05	.69	.70	.74
Total from investment operations	.81		.99	.61	.65	.76
Distributions to shareholders from:
Net investment income	(.34)		(.16)	(.20)	(.16)	(.01)
Net realized gain	(.20)		—	—	(.03)	—
Total distributions	(.54)		(.16)	(.20)	(.19)	(.01)
Net asset value, end of period	$12.70		$12.43	$11.60	$11.19	$10.73
Total Return(c)						(.20	)%(d)(e)
Total Return(c)	6.80	%(d)	8.58%	5.54%	6.20%	7.64	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.94	%(d)	1.92%	1.93%	1.90%	.84	%(d)†
Expenses, excluding expense reductions and including expenses assumed	.94	%(d)	1.93%	1.93%	1.90%	.84	%(d)†
Expenses, excluding expense reductions and expenses assumed	.94	%(d)	1.93%	1.93%	1.98%	1.42	%(d)†
Net investment income (loss)	.32	%(d)	(.50)%	(.72)%	(.42)%	.22	%(d)†
Supplemental Data:
Net assets, end of period (000)	$16,653		$16,413	$17,171	$14,920	$5,860
Portfolio turnover rate	49.09	%(d)	104.11%	78.26%	80.60%	44.97	%(d)

FINANCIAL INFORMATION

CONVERTIBLE FUND

FINANCIAL HIGHLIGHTS (continued)

	Class C Shares
	Six Months Ended 5/31/2007		Year Ended 11/30			6/23/2003(a) to
	(unaudited)		2006	2005	2004	11/30/2003
Per Share Operating Performance
Net asset value, beginning of period	$12.43		$11.59	$11.19	$10.73	$10.00
Unrealized depreciation on investments						(.02)
Net asset value on SEC Effective Date, June 30, 2003						$9.98
Investment operations:
Net investment income (loss)(b)	.04		(.06)	(.08)	(.05)	.02
Net realized and unrealized gain	.76		1.06	.68	.71	.74
Total from investment operations	.80		1.00	.60	.66	.76
Distributions to shareholders from:
Net investment income	(.34)		(.16)	(.20)	(.17)	(.01)
Net realized gain	(.20)		—	—	(.03)	—
Total distributions	(.54)		(.16)	(.20)	(.20)	(.01)
Net asset value, end of period	$12.69		$12.43	$11.59	$11.19	$10.73
Total Return(c)						(.20	)%(d)(e)
Total Return(c)	6.72	%(d)	8.69%	5.44%	6.25%	7.66	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.94	%(d)	1.92%	1.93%	1.90%	.84	%(d)†
Expenses, excluding expense reductions and including expenses assumed	.94	%(d)	1.93%	1.93%	1.90%	.84	%(d)†
Expenses, excluding expense reductions and expenses assumed	.94	%(d)	1.93%	1.93%	1.98%	1.42	%(d)†
Net investment income (loss)	.32	%(d)	(.50)%	(.72)%	(.43)%	.22	%(d)†
Supplemental Data:
Net assets, end of period (000)	$65,377		$66,682	$67,888	$70,592	$19,952
Portfolio turnover rate	49.09	%(d)	104.11%	78.26%	80.60%	44.97	%(d)

FINANCIAL INFORMATION

CONVERTIBLE FUND

FINANCIAL HIGHLIGHTS (concluded)

	Class P Shares
	Six Months Ended 5/31/2007		Year Ended 11/30			6/23/2003(a) to
	(unaudited)		2006	2005	2004	11/30/2003
Per Share Operating Performance
Net asset value, beginning of period	$12.49		$11.66	$11.26	$10.78	$10.00
Unrealized depreciation on investments						(.02)
Net asset value on SEC Effective Date, June 30, 2003						$9.98
Investment operations:
Net investment income (loss)(b)	.04		.11	(.02)	.02	.04
Net realized and unrealized gain	.81		.95	.69	.70	.77
Total from investment operations	.85		1.06	.67	.72	.81
Distributions to shareholders from:
Net investment income	(.32)		(.23)	(.27)	(.21)	(.01)
Net realized gain	(.20)		—	—	(.03)	—
Total distributions	(.52)		(.23)	(.27)	(.24)	(.01)
Net asset value, end of period	$12.82		$12.49	$11.66	$11.26	$10.78
Total Return(c)						(.20	)%(d)(e)
Total Return(c)	7.04	%(d)	9.22%	6.02%	6.87%	8.13	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.67	%(d)	1.33%	1.37%	1.37%	.60	%(d)†
Expenses, excluding expense reductions and including expenses assumed	.67	%(d)	1.33%	1.37%	1.37%	.60	%(d)†
Expenses, excluding expense reductions and expenses assumed	.67	%(d)	1.33%	1.37%	1.44%	1.18	%(d)†
Net investment income (loss)	.29	%(d)	.90%	(.14)%	.22%	.45	%(d)†
Supplemental Data:
Net assets, end of period (000)	$238		$2,842	$189	$110	$11
Portfolio turnover rate	49.09	%(d)	104.11%	78.26%	80.60%	44.97	%(d)

  †  The ratios have been determined on a Fund basis.

  (a)  Commencement of investment operations; SEC effective date and date shares first became available to the public is on 6/30/2003.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (d)  Not annualized.

  (e)  Total return for the period 6/23/2003 through 6/30/2003.

  (f)  Total return for the period 6/30/2003 through 11/30/2003.

FINANCIAL INFORMATION

CORE FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	Six Months Ended 5/31/2007		Year Ended 11/30
	(unaudited)		2006	2005	2004		2003		2002
Per Share Operating Performance
Net asset value, beginning of period	$10.58		$10.48	$10.68	$10.81		$10.74		$10.81
Investment operations:
Net investment income(a)	.23		.45 (c)	.38 (c)	.31	(c)	.26		.43
Net realized and unrealized gain (loss)	(.19)		.11	(.16)	.08		.26		.24
Total from investment operations	.04		.56	.22	.39		.52		.67
Distributions to shareholders from:
Net investment income	(.22)		(.46)	(.41)	(.37)		(.38)		(.54)
Net realized gain	—		—	(.01)	(.15)		(.07)		(.20)
Total distributions	(.22)		(.46)	(.42)	(.52)		(.45)		(.74)
Net asset value, end of period	$10.40		$10.58	$10.48	$10.68		$10.81		$10.74
Total Return(b)	.41	%(e)	5.47%	2.10%	3.72%		4.84%		6.57%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.45	%(e)	.90%	.90%	1.04	%(d)	1.05	%(d)	.70	%(d)
Expenses, excluding expense reductions and including expenses assumed	.54	%(e)	.93%	.92%	1.04%		1.06%		.74%
Expenses, excluding expense reductions and expenses assumed	.71	%(e)	1.34%	1.34%	1.32%		1.32%		1.45%
Net investment income	2.18	%(e)	4.36%	3.53%	2.92%		2.39%		4.06%
Supplemental Data:
Net assets, end of period (000)	$63,042		$58,487	$47,029	$36,168		$38,464		$18,593
Portfolio turnover rate	146.63	%(e)	455.93%	416.16%	434.57%		425.46%		433.27%

FINANCIAL INFORMATION

CORE FIXED INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Class B Shares
	Six Months Ended 5/31/2007		Year Ended 11/30
	(unaudited)		2006	2005	2004		2003		2002
Per Share Operating Performance
Net asset value, beginning of period	$10.56		$10.46	$10.66	$10.79		$10.72		$10.82
Investment operations:
Net investment income(a)	.20		.39 (c)	.31 (c)	.25	(c)	.19		.36
Net realized and unrealized gain (loss)	(.20)		.10	(.16)	.08		.27		.25
Total from investment operations	—		.49	.15	.33		.46		.61
Distributions to shareholders from:
Net investment income	(.19)		(.39)	(.34)	(.31)		(.32)		(.51)
Net realized gain	—		—	(.01)	(.15)		(.07)		(.20)
Total distributions	(.19)		(.39)	(.35)	(.46)		(.39)		(.71)
Net asset value, end of period	$10.37		$10.56	$10.46	$10.66		$10.79		$10.72
Total Return(b)	(.01	)%(e)	4.80%	1.44%	3.13%		4.26%		5.95%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.77	%(e)	1.55%	1.55%	1.65	%(d)	1.65	%(d)	1.29	%(d)
Expenses, excluding expense reductions and including expenses assumed	.86	%(e)	1.59%	1.57%	1.65%		1.65%		1.33%
Expenses, excluding expense reductions and expenses assumed	1.03	%(e)	1.99%	1.95%	1.93%		1.95%		2.04%
Net investment income	1.86	%(e)	3.71%	2.89%	2.31%		1.76%		3.47%
Supplemental Data:
Net assets, end of period (000)	$14,340		$13,697	$13,932	$14,054		$15,745		$12,485
Portfolio turnover rate	146.63	%(e)	455.93%	416.16%	434.57%		425.46%		433.27%

FINANCIAL INFORMATION

CORE FIXED INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Class C Shares
	Six Months Ended 5/31/2007		Year Ended 11/30
	(unaudited)		2006	2005	2004		2003		2002
Per Share Operating Performance
Net asset value, beginning of period	$10.54		$10.44	$10.64	$10.77		$10.70		$10.79
Investment operations:
Net investment income(a)	.19		.38 (c)	.31 (c)	.25	(c)	.19		.36
Net realized and unrealized gain (loss)	(.18)		.11	(.16)	.08		.26		.26
Total from investment operations	.01		.49	.15	.33		.45		.62
Distributions to shareholders from:
Net investment income	(.19)		(.39)	(.34)	(.31)		(.31)		(.51)
Net realized gain	—		—	(.01)	(.15)		(.07)		(.20)
Total distributions	(.19)		(.39)	(.35)	(.46)		(.38)		(.71)
Net asset value, end of period	$10.36		$10.54	$10.44	$10.64		$10.77		$10.70
Total Return(b)	.08	%(e)	4.80%	1.43%	3.13%		4.24%		6.06%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.77	%(e)	1.55%	1.55%	1.65	%(d)	1.65	%(d)	1.29	%(d)
Expenses, excluding expense reductions and including expenses assumed	.86	%(e)	1.58%	1.57%	1.65%		1.65%		1.33%
Expenses, excluding expense reductions and expenses assumed	1.03	%(e)	1.99%	1.95%	1.93%		1.92%		2.04%
Net investment income	1.86	%(e)	3.71%	2.89%	2.31%		1.79%		3.47%
Supplemental Data:
Net assets, end of period (000)	$24,968		$25,121	$22,487	$15,098		$16,289		$6,464
Portfolio turnover rate	146.63	%(e)	455.93%	416.16%	434.57%		425.46%		433.27%

FINANCIAL INFORMATION

CORE FIXED INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

	Class P Shares
	Six Months Ended 5/31/2007		Year Ended 11/30
	(unaudited)		2006	2005	2004		2003		2002
Per Share Operating Performance
Net asset value, beginning of period	$10.62		$10.52	$10.72	$10.86		$10.78		$10.83
Investment operations:
Net investment income(a)	.22		.45 (c)	.37 (c)	.32	(c)	.25		.46
Net realized and unrealized gain (loss)	(.18)		.10	(.16)	.06		.27		.22
Total from investment operations	.04		.55	.21	.38		.52		.68
Distributions to shareholders from:
Net investment income	(.22)		(.45)	(.40)	(.37)		(.37)		(.53)
Net realized gain	—		—	(.01)	(.15)		(.07)		(.20)
Total distributions	(.22)		(.45)	(.41)	(.52)		(.44)		(.73)
Net asset value, end of period	$10.44		$10.62	$10.52	$10.72		$10.86		$10.78
Total Return(b)	.36	%(e)	5.36%	1.99%	3.62%		4.79%		6.59%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.50	%(e)	1.00%	1.00%	1.10	%(d)	1.10	%(d)	.68	%(d)
Expenses, excluding expense reductions and including expenses assumed	.59	%(e)	1.03%	1.02%	1.10%		1.10%		.72%
Expenses, excluding expense reductions and expenses assumed	.76	%(e)	1.44%	1.42%	1.42%		1.37%		1.43%
Net investment income	2.13	%(e)	4.27%	3.46%	2.96%		2.34%		4.08%
Supplemental Data:
Net assets, end of period (000)	$1,373		$1,252	$687	$278		$6		$2
Portfolio turnover rate	146.63	%(e)	455.93%	416.16%	434.57%		425.46%		433.27%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (c)  Interest Expense is less than $.01.

  (d)  Interest Expense is less than .01%.

  (e)  Not annualized.

FINANCIAL INFORMATION

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	Six Months Ended 5/31/2007		Year Ended 11/30
	(unaudited)		2006	2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$8.08		$7.99	$8.39	$8.15	$7.34	$8.25
Investment operations:
Net investment income(a)	.29		.52	.52 (d)	.58	.62	.69
Net realized and unrealized gain (loss)	.25		.19	(.36)	.27	.82	(.83)
Total from investment operations	.54		.71	.16	.85	1.44	(.14)
Distributions to shareholders from:
Net investment income	(.34)		(.57)	(.56)	(.61)	(.63)	(.73)
Paid-in capital	—		—	—	—	—	(.04)
Net realized gain	—		(.05)	—	—	—	—
Total distributions	(.34)		(.62)	(.56)	(.61)	(.63)	(.77)
Net asset value, end of period	$8.28		$8.08	$7.99	$8.39	$8.15	$7.34
Total Return(b)	6.76	%(e)	9.23%	1.94%	10.97%	20.51%	(1.66)%
Ratios to Average Net Assets:
Expenses, including expense reductions	.61	%(e)	1.23%	1.22%	1.23%	1.22%	1.26%
Expenses, excluding expense reductions	.61	%(e)	1.24%	1.22%	1.23%	1.22%	1.26%
Net investment income	3.48	%(e)	6.55%	6.38%	7.15%	8.04%	9.04%
Supplemental Data:
Net assets, end of period (000)	$115,168		$105,995	$103,288	$111,007	$108,520	$70,289
Portfolio turnover rate	55.47	%(e)	108.90%	122.46%	119.55%	72.69%	68.70%

FINANCIAL INFORMATION

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (continued)

	Class B Shares
	Six Months Ended 5/31/2007		Year Ended 11/30
	(unaudited)		2006	2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$8.05		$7.96	$8.36	$8.12	$7.31	$8.22
Investment operations:
Net investment income(a)	.26		.47	.47 (d)	.53	.57	.64
Net realized and unrealized gain (loss)	.25		.19	(.36)	.27	.82	(.82)
Total from investment operations	.51		.66	.11	.80	1.39	(.18)
Distributions to shareholders from:
Net investment income	(.31)		(.52)	(.51)	(.56)	(.58)	(.69)
Paid-in capital	—		—	—	—	—	(.04)
Net realized gain	—		(.05)	—	—	—	—
Total distributions	(.31)		(.57)	(.51)	(.56)	(.58)	(.73)
Net asset value, end of period	$8.25		$8.05	$7.96	$8.36	$8.12	$7.31
Total Return(b)	6.42	%(e)	8.61%	1.31%	10.32%	19.80%	(2.26)%
Ratios to Average Net Assets:
Expenses, including expense reductions	.93	%(e)	1.88%	1.87%	1.83%	1.83%	1.85%
Expenses, excluding expense reductions	.93	%(e)	1.89%	1.87%	1.83%	1.83%	1.85%
Net investment income	3.16	%(e)	5.89%	5.73%	6.55%	7.43%	8.45%
Supplemental Data:
Net assets, end of period (000)	$33,617		$34,907	$41,025	$49,635	$49,953	$29,320
Portfolio turnover rate	55.47	%(e)	108.90%	122.46%	119.55%	72.69%	68.70%

FINANCIAL INFORMATION

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (continued)

	Class C Shares
	Six Months Ended 5/31/2007		Year Ended 11/30
	(unaudited)		2006	2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$8.05		$7.96	$8.36	$8.13	$7.32	$8.23
Investment operations:
Net investment income(a)	.26		.47	.47 (d)	.53	.57	.64
Net realized and unrealized gain (loss)	.25		.19	(.36)	.27	.82	(.82)
Total from investment operations	.51		.66	.11	.80	1.39	(.18)
Distributions to shareholders from:
Net investment income	(.31)		(.52)	(.51)	(.57)	(.58)	(.69)
Paid-in capital	—		—	—	—	—	(.04)
Net realized gain	—		(.05)	—	—	—	—
Total distributions	(.31)		(.57)	(.51)	(.57)	(.58)	(.73)
Net asset value, end of period	$8.25		$8.05	$7.96	$8.36	$8.13	$7.32
Total Return(b)	6.40	%(e)	8.60%	1.32%	10.28%	19.83%	(2.25)%
Ratios to Average Net Assets:
Expenses, including expense reductions	.93	%(e)	1.88%	1.87%	1.84%	1.83%	1.85%
Expenses, excluding expense reductions	.93	%(e)	1.89%	1.87%	1.84%	1.83%	1.85%
Net investment income	3.16	%(e)	5.88%	5.73%	6.54%	7.43%	8.45%
Supplemental Data:
Net assets, end of period (000)	$30,685		$29,466	$35,485	$45,816	$57,621	$38,592
Portfolio turnover rate	55.47	%(e)	108.90%	122.46%	119.55%	72.69%	68.70%

FINANCIAL INFORMATION

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (concluded)

	Class P Shares
	Six Months Ended 5/31/2007		Year Ended 11/30			12/31/2002(c) to
	(unaudited)		2006	2005	2004	11/30/2003
Per Share Operating Performance
Net asset value, beginning of period	$8.16		$8.02	$8.39	$8.15	$7.37
Investment operations:
Net investment income(a)	.28		.53	.51 (d)	.58	.58
Net realized and unrealized gain (loss)	.26		.17	(.35)	.27	.72
Total from investment operations	.54		.70	.16	.85	1.30
Distributions to shareholders from:
Net investment income	(.33)		(.51)	(.53)	(.61)	(.52)
Net realized gain	—		(.05)	—	—	—
Total distributions	(.33)		(.56)	(.53)	(.61)	(.52)
Net asset value, end of period	$8.37		$8.16	$8.02	$8.39	$8.15
Total Return(b)	6.71	%(e)	9.14%	1.91%	10.95%	18.25	%(e)
Ratios to Average Net Assets:
Expenses, including expense reductions	.66	%(e)	1.28%	1.33%	1.19%	1.17	%(e)†
Expenses, excluding expense reductions	.66	%(e)	1.29%	1.33%	1.19%	1.17	%(e)†
Net investment income	3.41	%(e)	6.64%	6.25%	7.11%	7.30	%(e)†
Supplemental Data:
Net assets, end of period (000)	$246		$109	$7	$1	$1
Portfolio turnover rate	55.47	%(e)	108.90%	122.46%	119.55%	72.69	%(e)

  †  The ratios have been determined on a Fund basis.

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (c)  Commencement of offering of class shares.

  (d)  Interest expense is less than $.01.

  (e)  Not annualized.

FINANCIAL INFORMATION

INCOME FUND
(formerly U.S. Government &
Government Sponsored Enterprises Fund)

FINANCIAL HIGHLIGHTS

	Class A Shares
	Six Months Ended 5/31/2007		Year Ended 11/30
	(unaudited)		2006	2005	2004		2003		2002
Per Share Operating Performance
Net asset value, beginning of period	$2.58		$2.56	$2.60	$2.61		$2.64		$2.59
Investment operations:
Net investment income(a)	.06	(c)	.11 (c)	.09 (c)	.07	(c)	.05	(c)	.08
Net realized and unrealized gain (loss)	(.05)		.02	(.03)	.02		.02		.10
Total from investment operations	.01		.13	.06	.09		.07		.18
Distributions to shareholders from:
Net investment income	(.06)		(.11)	(.10)	(.10)		(.10)		(.13)
Net asset value, end of period	$2.53		$2.58	$2.56	$2.60		$2.61		$2.64
Total Return(b)	.30	%(d)	5.16%	2.18%	3.41%		2.80%		7.00%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.50	%(d)	1.00%	1.00%	1.10	%(e)	1.09	%(e)	1.09	%(e)
Expenses, excluding expense reductions and including expenses assumed	.64	%(d)	1.04%	1.02%	1.10%		1.09%		1.09%
Expenses, excluding expense reductions and expenses assumed	.67	%(d)	1.10%	1.06%	1.10%		1.09%		1.09%
Net investment income	2.17	%(d)	4.32%	3.54%	2.64%		1.74%		3.05%
Supplemental Data:
Net assets, end of period (000)	$543,222		$579,558	$687,866	$790,672		$929,392		$1,097,968
Portfolio turnover rate	157.05	%(d)	499.81%	485.03%	671.60%		667.87%		560.84%

FINANCIAL INFORMATION

INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Class B Shares
	Six Months Ended 5/31/2007		Year Ended 11/30
	(unaudited)		2006	2005	2004		2003		2002
Per Share Operating Performance
Net asset value, beginning of period	$2.58		$2.56	$2.60	$2.60		$2.64		$2.59
Investment operations:
Net investment income(a)	.05	(c)	.09 (c)	.08 (c)	.05	(c)	.03	(c)	.06
Net realized and unrealized gain (loss)	(.05)		.02	(.04)	.03		.02		.10
Total from investment operations	—		.11	.04	.08		.05		.16
Distributions to shareholders from:
Net investment income	(.05)		(.09)	(.08)	(.08)		(.09)		(.11)
Net asset value, end of period	$2.53		$2.58	$2.56	$2.60		$2.60		$2.64
Total Return(b)	(.05	)%(d)	4.42%	1.50%	3.10%		1.78%		6.42%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.82	%(d)	1.65%	1.65%	1.74	%(e)	1.72	%(e)	1.70	%(e)
Expenses, excluding expense reductions and including expenses assumed	.96	%(d)	1.69%	1.66%	1.74%		1.72%		1.70%
Expenses, excluding expense reductions and expenses assumed	.99	%(d)	1.75%	1.71%	1.74%		1.72%		1.70%
Net investment income	1.85	%(d)	3.67%	2.88%	2.00%		1.10%		2.44%
Supplemental Data:
Net assets, end of period (000)	$26,299		$30,865	$44,643	$58,787		$78,894		$97,262
Portfolio turnover rate	157.05	%(d)	499.81%	485.03%	671.60%		667.87%		560.84%

FINANCIAL INFORMATION

INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

	Class C Shares
	Six Months Ended 5/31/2007		Year Ended 11/30
	(unaudited)		2006	2005	2004		2003		2002
Per Share Operating Performance
Net asset value, beginning of period	$2.59		$2.57	$2.61	$2.61		$2.65		$2.60
Investment operations:
Net investment income(a)	.05	(c)	.09 (c)	.08 (c)	.05	(c)	.03	(c)	.06
Net realized and unrealized gain (loss)	(.05)		.02	(.04)	.03		.02		.10
Total from investment operations	—		.11	.04	.08		.05		.16
Distributions to shareholders from:
Net investment income	(.05)		(.09)	(.08)	(.08)		(.09)		(.11)
Net asset value, end of period	$2.54		$2.59	$2.57	$2.61		$2.61		$2.65
Total Return(b)	(.04	)%(d)	4.45%	1.51%	3.11%		1.75%		6.36%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.82	%(d)	1.65%	1.65%	1.74	%(e)	1.72	%(e)	1.68	%(e)
Expenses, excluding expense reductions and including expenses assumed	.96	%(d)	1.69%	1.67%	1.74%		1.72%		1.68%
Expenses, excluding expense reductions and expenses assumed	.99	%(d)	1.75%	1.71%	1.74%		1.72%		1.68%
Net investment income	1.85	%(d)	3.67%	2.89%	2.00%		1.11%		2.46%
Supplemental Data:
Net assets, end of period (000)	$48,458		$53,400	$62,290	$73,676		$89,048		$111,853
Portfolio turnover rate	157.05	%(d)	499.81%	485.03%	671.60%		667.87%		560.84%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (c)  Interest expense is less than $.01.

  (d)  Not annualized.

  (e)  Interest expense is less than .01%.

FINANCIAL INFORMATION

SHORT DURATION INCOME FUND
(formerly Limited Duration U.S. Government & Government Sponsored Enterprises Fund)

FINANCIAL HIGHLIGHTS

	Class A Shares
	Six Months Ended 5/31/2007		Year Ended 11/30
	(unaudited)		2006	2005		2004		2003		2002
Per Share Operating Performance
Net asset value, beginning of period	$4.30		$4.29	$4.41		$4.52		$4.54		$4.48
Investment operations:
Net investment income(b)	.09		.16 (d)	.13	(d)	.09	(d)	.06	(d)	.12
Net realized and unrealized gain (loss)	(.04)		.02	(.09)		(.02)		.05		.13
Total from investment operations	.05		.18	.04		.07		.11		.25
Distributions to shareholders from:
Net investment income	(.09)		(.17)	(.16)		(.13)		(.12)		(.19)
Net realized gain	—			—		(.05)		(.01)		—
Total distributions	(.09)		(.17)	(.16)		(.18)		(.13)		(.19)
Net asset value, end of period	$4.26		$4.30	$4.29		$4.41		$4.52		$4.54
Total Return(c)	1.09	%(e)	4.26%	.90%		1.63%		2.42%		5.59%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.45	%(e)	.90%	.90	%(f)	1.15	%(f)	.98	%(f)	.78	%(f)
Expenses, excluding expense reductions and including expenses assumed	.45	%(e)	.92%	.90%		1.15%		.98%		.78%
Expenses, excluding expense reductions and expenses assumed	.54	%(e)	1.10%	1.06%		1.15%		.98%		.78%
Net investment income	2.05	%(e)	3.77%	2.88%		1.93%		1.30%		2.72%
Supplemental Data:
Net assets, end of period (000)	$75,636		$76,271	$87,287		$88,690		$109,515		$67,234
Portfolio turnover rate	87.10	%(e)	304.77%	295.07%		314.39%		463.24%		360.66%

FINANCIAL INFORMATION

SHORT DURATION INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

	Class B Shares
	Six Months Ended 5/31/2007		Year Ended 11/30					5/2/2003(a) to
	(unaudited)		2006	2005		2004		11/30/2003
Per Share Operating Performance
Net asset value, beginning of period	$4.30		$4.30	$4.41		$4.53		$4.58
Investment operations:
Net investment income(b)	.07		.13 (d)	.10	(d)	.06	(d)	.01	(d)
Net realized and unrealized gain (loss)	(.03)		.01	(.08)		(.03)		(.02)
Total from investment operations	.04		.14	.02		.03		(.01)
Distributions to shareholders from:
Net investment income	(.07)		(.14)	(.13)		(.10)		(.04)
Net realized gain	—		—	—		(.05)		—
Total distributions	(.07)		(.14)	(.13)		(.15)		(.04)
Net asset value, end of period	$4.27		$4.30	$4.30		$4.41		$4.53
Total Return(c)	1.00	%(e)	3.35%	.48%		.80%		(.14	)%(e)
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.78	%(e)	1.55%	1.55	%(f)	1.76	%(f)	1.00	%(f)(e)
Expenses, excluding expense reductions and including expenses assumed	.78	%(e)	1.57%	1.55%		1.76%		1.00	%(e)
Expenses, excluding expense reductions and expenses assumed	.86	%(e)	1.75%	1.71%		1.76%		1.00	%(e)
Net investment income	1.73	%(e)	3.13%	2.25%		1.37%		.33	%(e)†
Supplemental Data:
Net assets, end of period (000)	$6,304		$6,805	$7,506		$6,695		$2,826
Portfolio turnover rate	87.10	%(e)	304.77%	295.07%		314.39%		463.24	%(e)

FINANCIAL INFORMATION

SHORT DURATION INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

	Class C Shares
	Six Months Ended 5/31/2007		Year Ended 11/30
	(unaudited)		2006	2005		2004		2003		2002
Per Share Operating Performance
Net asset value, beginning of period	$4.32		$4.32	$4.44		$4.55		$4.57		$4.51
Investment operations:
Net investment income(b)	.07		.13 (d)	.10	(d)	.06	(d)	.03	(d)	.08
Net realized and unrealized gain (loss)	(.03)		.01	(.09)		(.02)		.06		.12
Total from investment operations	.04		.14	.01		.04		.09		.20
Distributions to shareholders from:
Net investment income	(.07)		(.14)	(.13)		(.10)		(.10)		(.14)
Net realized gain	—		—	—		(.05)		(.01)		—
Total distributions	(.07)		(.14)	(.13)		(.15)		(.11)		(.14)
Net asset value, end of period	$4.29		$4.32	$4.32		$4.44		$4.55		$4.57
Total Return(c)	1.00	%(e)	3.35%	.27%		1.04%		1.67%		4.57%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.78	%(e)	1.55%	1.55	%(f)	1.75	%(f)	1.71	%(f)	1.76	%(f)
Expenses, excluding expense reductions and including expenses assumed	.78	%(e)	1.57%	1.55%		1.75%		1.71%		1.76%
Expenses, excluding expense reductions and expenses assumed	.86	%(e)	1.75%	1.71%		1.75%		1.71%		1.76%
Net investment income	1.73	%(e)	3.12%	2.23%		1.33%		.57%		1.74%
Supplemental Data:
Net assets, end of period (000)	$32,716		$37,027	$46,220		$58,131		$85,408		$59,658
Portfolio turnover rate	87.10	%(e)	304.77%	295.07%		314.39%		463.24%		360.66%

  †  The ratios have been determined on a Fund basis.

  (a)  Commencement of offering of class shares.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (d)  Interest expense is less than $.01.

  (e)  Not annualized.

  (f)  Interest expense is less than .01%.

FINANCIAL INFORMATION

TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	Six Months Ended 5/31/2007		Year Ended 11/30
	(unaudited)		2006	2005	2004		2003		2002
Per Share Operating Performance
Net asset value, beginning of period	$10.44		$10.32	$10.55	$10.64		$10.44		$10.47
Investment operations:
Net investment income(a)	.23		.44 (c)	.38 (c)	.33	(c)	.29		.44
Net realized and unrealized gain (loss)	(.17)		.13	(.13)	.11		.32		.18
Total from investment operations	.06		.57	.25	.44		.61		.62
Distributions to shareholders from:
Net investment income	(.22)		(.45)	(.42)	(.38)		(.41)		(.55)
Net realized gain	—		—	(.06)	(.15)		—		(.10)
Total distributions	(.22)		(.45)	(.48)	(.53)		(.41)		(.65)
Net asset value, end of period	$10.28		$10.44	$10.32	$10.55		$10.64		$10.44
Total Return(b)	.62	%(e)	5.67%	2.37%	4.25%		5.88%		6.14%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.45	%(e)	.90%	.90%	1.03	%(d)	1.06	%(d)	.73	%(d)
Expenses, excluding expense reductions and including expenses assumed	.55	%(e)	.93%	.92%	1.03%		1.06%		.73%
Expenses, excluding expense reductions and expenses assumed	.63	%(e)	1.16%	1.19%	1.27%		1.31%		1.40%
Net investment income	2.19	%(e)	4.33%	3.61%	3.09%		2.77%		4.28%
Supplemental Data:
Net assets, end of period (000)	$379,081		$298,212	$146,376	$89,186		$61,744		$36,691
Portfolio turnover rate	145.87	%(e)	468.89%	420.64%	390.93%		394.73%		419.92%

FINANCIAL INFORMATION

TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (continued)

	Class B Shares
	Six Months Ended 5/31/2007		Year Ended 11/30
	(unaudited)		2006	2005	2004		2003		2002
Per Share Operating Performance
Net asset value, beginning of period	$10.43		$10.31	$10.54	$10.63		$10.44		$10.49
Investment operations:
Net investment income(a)	.19		.38 (c)	.31 (c)	.26	(c)	.23		.38
Net realized and unrealized gain (loss)	(.17)		.12	(.13)	.11		.31		.18
Total from investment operations	.02		.50	.18	.37		.54		.56
Distributions to shareholders from:
Net investment income	(.19)		(.38)	(.35)	(.31)		(.35)		(.51)
Net realized gain	—		—	(.06)	(.15)		—		(.10)
Total distributions	(.19)		(.38)	(.41)	(.46)		(.35)		(.61)
Net asset value, end of period	$10.26		$10.43	$10.31	$10.54		$10.63		$10.44
Total Return(b)	.20	%(e)	5.01%	1.73%	3.61%		5.19%		5.59%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.77	%(e)	1.55%	1.55%	1.65	%(d)	1.65	%(d)	1.26	%(d)
Expenses, excluding expense reductions and including expenses assumed	.87	%(e)	1.58%	1.57%	1.65%		1.65%		1.26%
Expenses, excluding expense reductions and expenses assumed	.95	%(e)	1.81%	1.83%	1.88%		1.94%		1.93%
Net investment income	1.88	%(e)	3.70%	2.97%	2.48%		2.14%		3.75%
Supplemental Data:
Net assets, end of period (000)	$35,354		$35,387	$34,254	$34,319		$35,791		$29,982
Portfolio turnover rate	145.87	%(e)	468.89%	420.64%	390.93%		394.73%		419.92%

FINANCIAL INFORMATION

TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (continued)

	Class C Shares
	Six Months Ended 5/31/2007		Year Ended 11/30
	(unaudited)		2006	2005	2004		2003		2002
Per Share Operating Performance
Net asset value, beginning of period	$10.44		$10.32	$10.54	$10.64		$10.44		$10.48
Investment operations:
Net investment income(a)	.19		.37 (c)	.31 (c)	.26	(c)	.23		.39
Net realized and unrealized gain (loss)	(.17)		.13	(.12)	.10		.32		.18
Total from investment operations	.02		.50	.19	.36		.55		.57
Distributions to shareholders from:
Net investment income	(.19)		(.38)	(.35)	(.31)		(.35)		(.51)
Net realized gain	—		—	(.06)	(.15)		—		(.10)
Total distributions	(.19)		(.38)	(.41)	(.46)		(.35)		(.61)
Net asset value, end of period	$10.27		$10.44	$10.32	$10.54		$10.64		$10.44
Total Return(b)	.20	%(e)	4.98%	1.81%	3.50%		5.28%		5.69%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.77	%(e)	1.55%	1.55%	1.65	%(d)	1.65	%(d)	1.20	%(d)
Expenses, excluding expense reductions and including expenses assumed	.87	%(e)	1.58%	1.57%	1.65%		1.65%		1.20%
Expenses, excluding expense reductions and expenses assumed	.95	%(e)	1.81%	1.83%	1.88%		1.90%		1.87%
Net investment income	1.85	%(e)	3.65%	2.97%	2.47%		2.18%		3.81%
Supplemental Data:
Net assets, end of period (000)	$100,580		$71,619	$30,352	$21,460		$19,706		$16,379
Portfolio turnover rate	145.87	%(e)	468.89%	420.64%	390.93%		394.73%		419.92%

FINANCIAL INFORMATION

TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (concluded)

	Class P Shares
	Six Months Ended 5/31/2007		Year Ended 11/30
	(unaudited)		2006	2005	2004		2003		2002
Per Share Operating Performance
Net asset value, beginning of period	$10.49		$10.37	$10.60	$10.69		$10.48		$10.48
Investment operations:
Net investment income(a)	.22		.44 (c)	.37 (c)	.33	(c)	.30		.46
Net realized and unrealized gain (loss)	(.17)		.12	(.13)	.11		.32		.17
Total from investment operations	.05		.56	.24	.44		.62		.63
Distributions to shareholders from:
Net investment income	(.22)		(.44)	(.41)	(.38)		(.41)		(.53)
Net realized gain	—		—	(.06)	(.15)		—		(.10)
Total distributions	(.22)		(.44)	(.47)	(.53)		(.41)		(.63)
Net asset value, end of period	$10.32		$10.49	$10.37	$10.60		$10.69		$10.48
Total Return(b)	.49	%(e)	5.57%	2.29%	4.23%		5.95%		6.22%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.50	%(e)	1.00%	1.00%	1.08	%(d)	1.10	%(d)	.71	%(d)
Expenses, excluding expense reductions and including expenses assumed	.60	%(e)	1.03%	1.02%	1.09%		1.10	%†	.71%
Expenses, excluding expense reductions and expenses assumed	.68	%(e)	1.26%	1.29%	1.36%		1.35	%†	1.38%
Net investment income	2.15	%(e)	4.25%	3.55%	3.15%		2.73	%†	4.30%
Supplemental Data:
Net assets, end of period (000)	$15,483		$9,903	$2,781	$677		$2		$1
Portfolio turnover rate	145.87	%(e)	468.89%	420.64%	390.93%		394.73%		419.92%

  †  The ratios have been determined on a Fund basis.

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (c)  Interest expense is less than $.01.

  (d)  Interest expense is less than .01%.

  (e)  Not annualized.

FINANCIAL INFORMATION

To Obtain Information:
By telephone. For shareholder account inquiries and for literature requests call the Fund at: 888-522-2388.
By mail. Write to the Fund at: The Lord Abbett Family of Funds 90 Hudson Street Jersey City, NJ 07302-3973
Via the Internet. Lord, Abbett & Co. LLC www.LordAbbett.com
Text only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov.
You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

More information on the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

The Funds' Annual and Semiannual Reports contain more information about each Fund's investments and performance. The Annual Report also includes details about the market conditions and investment strategies that had a significant effect on each Funds' performance during the last fiscal year. The Reports are available free of charge at www.LordAbbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this Prospectus). The SAI is available free of charge at www.LordAbbett.com, and through other means, as indicated on the left.

Lord Abbett Mutual Fund shares are
distributed by:
LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street
Jersey City, NJ 07302-3973

Lord Abbett Investment Trust

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett High Yield Fund

Lord Abbett Income Fund

Lord Abbett Short Duration Income Fund

Lord Abbett Total Return Fund

LAIT-1
(12/07)

SEC File Number: 811-07988

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL OR OFFER THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND WE ARE NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER IS NOT PERMITTED.

Lord Abbett

Balanced Strategy Fund

Diversified Equity Strategy Fund

Diversified Income Strategy Fund

Growth & Income Strategy Fund

Convertible Fund

Core Fixed Income Fund

High Yield Fund

Income Fund

Short Duration Income Fund

Total Return Fund

PROSPECTUS

CLASS I SHARES

DECEMBER _, 2007

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Class I shares of Income Fund and Short Duration Income Fund are neither offered to the general public nor available in all states.

Please call 888-522-2388 for further information.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

THE FUNDS

INFORMATION ABOUT THE GOAL, PRINCIPAL STRATEGY, MAIN RISKS, PERFORMANCE, FEES, AND EXPENSES	Balanced Strategy Fund, Diversified Equity Strategy Fund, Diversified Income Strategy Fund, and Growth & Income Strategy Fund	3

	Convertible Fund	20

	Core Fixed Income Fund	27

	High Yield Fund	33

	Income Fund	38

	Short Duration Income Fund	46

	Total Return Fund	54

	Additional Investment Information	60

	Management	67

YOUR INVESTMENT

INFORMATION FOR MANAGING YOUR FUND ACCOUNT	Purchases	71

	Redemptions	78

	Distributions and Taxes	80

	Services For Fund Investors	81

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS	Balanced Strategy Fund	86

	Diversified Equity Strategy Fund	87

	Diversified Income Strategy Fund	88

	Growth & Income Strategy Fund	89

	Convertible Fund	90

	Core Fixed Income Fund	91

	High Yield Fund	92

	Income Fund	93

	Short Duration Income Fund	94

	Total Return Fund	95

TABLE OF CONTENTS Continued

APPENDIX

Appendix A – Underlying Funds	A-1

Appendix B – Past Performance of Underlying Funds for Diversified Equity Strategy Fund	B-1

ADDITIONAL INFORMATION

HOW TO LEARN MORE ABOUT THE FUND AND OTHER LORD ABBETT FUNDS	Back Cover

EXPLANATORY NOTE

Effective September 28, 2007, Class Y shares of each Fund in this Prospectus have been renamed Class I shares.

THE FUNDS
STRATEGIC ALLOCATION FUNDS

GOAL

The Balanced Strategy Fund's investment objective is to seek current income and capital growth.

The Diversified Equity Strategy Fund's investment objective is to seek capital appreciation.

The Diversified Income Strategy Fund's investment objective is to seek a high level of current income.

The Growth & Income Strategy Fund's investment objective is to seek long-term capital appreciation and growth of income.

PRINCIPAL STRATEGY

Each Fund is a "fund of funds" – meaning it invests in other mutual funds rather than directly in portfolio securities like stocks, bonds and money market instruments. To pursue its goal, each Fund allocates its assets among equity securities, fixed income securities, and money market instruments by investing in a weighted combination of other funds managed by Lord, Abbett & Co. LLC ("Lord Abbett") that hold such instruments. The underlying funds may invest in a broad range of domestic, foreign and multinational equity securities (including common and preferred stocks, warrants and similar instruments), fixed income securities (which may include investment grade or high-yield debt securities and mortgage-related securities) and money market instruments. As a result, each Fund's performance and risks proportionately mirror the performance and risks of the securities held by the underlying funds in which the Fund invests.

We or the Fund refers to Lord Abbett Balanced Strategy Fund ("Balanced Strategy Fund"), Lord Abbett Diversified Equity Strategy Fund ("Diversified Equity Strategy Fund"), Lord Abbett Diversified Income Strategy Fund ("Diversified Income Strategy Fund"), formerly Lord Abbett Income Strategy Fund, or Lord Abbett Growth & Income Strategy Fund ("Growth & Income Strategy Fund"), formerly Lord Abbett World Growth & Income Strategy Fund, each a series of Lord Abbett Investment Trust (the "Trust").
Lord, Abbett & Co. LLC or Lord Abbett refers to the Funds' investment adviser.
Multinational companies are those companies that conduct their business operations and activities in more than one country.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Ratings (AAA, AA, A, BBB) (each a "Rating Agency"), or are unrated but determined by Lord Abbett to be of comparable quality.
High-yield debt securities (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities may also be less liquid.

THE FUNDS
3

STRATEGIC ALLOCATION FUNDS

The Funds generally seek to allocate their assets to domestic and foreign equity securities and fixed income securities in a proportion that the manager believes is best suited to achieving each Fund's investment objective in light of current market conditions. The Funds decide in which of the underlying funds they will invest at any particular time, as well as the relative amounts invested in those funds. For information about the underlying funds, see "Appendix A: Underlying Funds" below.

MAIN RISKS

The value of each Fund's investments will fluctuate in response to various factors related to the equity and fixed income markets, as well as the financial condition and prospects of issuers in which the Funds invest through their underlying funds.

Because the Diversified Income Strategy Fund is more heavily invested in fixed income funds than equity funds, it will be more affected by the risks associated with debt securities. Similarly, because the Diversified Equity Strategy Fund is invested entirely in equity funds and the Growth & Income Strategy Fund is more heavily invested in equity funds than fixed income funds, they will be more affected by the risks associated with stocks and other equity investments. Because the Balanced Strategy Fund has a more balanced allocation among fixed income funds and equity funds, it will be affected by risks associated with both equity and fixed income investments. Because equity and fixed income investments can move in different directions or to different degrees, fixed income investments may counteract some of the volatility experienced by equity holdings, but the diminished risk that may accompany this investment approach may also result in lower returns.

The value of an investment in a Fund that indirectly holds equity securities will fluctuate in response to movements in the stock market in general and to the changing prospects of the individual companies involved. If assessments of a company's value or prospects for market appreciation or market conditions are wrong, a Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

In addition, because the Balanced Strategy Fund, the Diversified Income Strategy Fund, and the Growth & Income Strategy Fund may invest indirectly in equity securities of large companies, each Fund will be subject to the risks of such companies, including the risk that the securities of large companies may not perform as well as the broader equity markets for periods of time.

The value of an investment in a Fund that indirectly holds fixed income securities will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. Longer-term securities are usually more sensitive to interest rate changes. Mortgage-related

THE FUNDS
4

STRATEGIC ALLOCATION FUNDS

securities, including those of such Government sponsored enterprises as Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, may be particularly sensitive to changes in prevailing interest rates due to prepayment risk. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest, a risk that is greater with high yield bonds (sometimes called "junk bonds"). Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after purchase. A default, or concerns in the market about an increase in risk of default, may result in losses to a Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

Each Fund may invest indirectly in securities issued by non-U.S. entities. Foreign securities may pose greater risks than domestic securities, including greater price fluctuation, less government regulation, and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. With respect to foreign currency transactions, there is no guarantee that these transactions will be successful. They may lower a Fund's return or result in significant losses.

The Balanced Strategy Fund may be appropriate for investors with a moderate risk tolerance who seek growth of principal along with a competitive monthly income.

The Diversified Equity Strategy Fund may be appropriate for investors with a high risk tolerance who seek long-term capital appreciation.

The Diversified Income Strategy Fund may be appropriate for investors with a low risk tolerance who seek monthly income and limited appreciation of principal.

The Growth & Income Strategy Fund may be appropriate for investors with a high risk tolerance who seek a broadly diversified global portfolio with the potential for long-term capital appreciation.

Each Fund is subject to manager risk, which is the chance that poor security selection will cause one or more of the Fund's underlying funds-and, thus, the Fund itself-to underperform relevant benchmarks or other funds with a similar investment objective. You may invest in the underlying funds directly. By investing in a Fund, you will incur a proportionate share of the expenses of the underlying funds in addition to any expenses of the Fund.

An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Funds offer a greater level of diversification than many other types of mutual funds, they are not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Funds.

THE FUNDS
5

BALANCED STRATEGY FUND

SYMBOL:
CLASS I	LABYX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class I shares from calendar year to calendar year.

Bar Chart (per calendar year) — Class I Shares

Best Quarter 3rd Q '06 +5.0%  Worst Quarter 1st Q '05 -2.0%

The total return of the Fund's Class I shares for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

THE FUNDS
6

BALANCED STRATEGY FUND

The table below shows how the average annual total returns of the Fund's Class I shares compare to those of two broad-based securities market indices, two more narrowly based indices that more closely reflect the market sectors in which the underlying funds of the Fund invest, and the Lipper Mixed Asset Target Allocation Moderate Funds Average. The Fund believes that the Lehman Brothers U.S. Universal Index and the 60% Russell 3000® Index/40% Lehman Brothers U.S. Universal Index are more appropriate benchmarks for the Fund and therefore will remove the 60% Russell 3000 Index/40% Lehman Brothers U.S. Aggregate Bond Index from the 2009 Prospectus.

The after-tax returns of Class I shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	Life of Fund(1)
Share Class
Class I Shares Return Before Taxes	13.02%	10.72%
Return After Taxes on Distributions	11.07%	8.77%
Return After Taxes on Distributions and Sale of Fund Shares	9.05%	8.28%
Index and Lipper Average
Russell 3000® Index(2) (reflects no deduction for fees, expenses, or taxes)	15.71%	14.10	%(3)
Lehman Brothers U.S. Universal Index(2) (reflects no deduction for fees, expenses, or taxes)	4.97%	3.71	%(3)
60% Russell 3000® Index/40% Lehman Brothers U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses, or taxes)	11.08%	9.69	%(3)
60% Russell 3000® Index/40% Lehman Brothers U.S. Universal Index(2) (reflects no deduction for fees, expenses, or taxes)	11.35%	9.92	%(3)
Lipper Mixed Asset Target Allocation Moderate Funds Average(2) (reflects no deduction for fees, expenses, or taxes)	11.06%	9.41	%(3)

  (1)  The date of inception of Class I shares is 10/19/04.

  (2)  The performance of the unmanaged indices and average is not necessarily representative of the Fund's performance.

  (3)  Represents total returns for the period 10/31/04 – 12/31/06, to correspond with the Class I period shown.

THE FUNDS
7

BALANCED STRATEGY FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

Fee Table	Class
I
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (1)	0.10%
Other Expenses(2)(3)	0.17%
Acquired Fund Fees and Expenses(3)(4)(5)	0.63%
Total Operating Expenses(3)	0.90%
Management Fee Waiver and Expense Reimbursement(1)	(0.27)%
Net Expenses(1)(6)	0.63%

  (1)  "Management Fees" are payable to Lord Abbett for the Fund's investment management. For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to waive its management fee. For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annualized rate of 0.63% of average daily net assets for Class I shares.

  (2)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services and professional services. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.

  (3)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (4)  "Acquired Fund" refers to each underlying fund in which the Fund invests. Shareholders in the Fund indirectly bear the Class I share expenses of the underlying funds in which the Fund invests. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

  (5)  The amount shown is based upon each underlying fund's expense ratio, including expense reductions.

  (6)  The estimated effective net expense ratio, taking into account all waivers, expense reductions, and servicing arrangements with the underlying funds, is 0.63% for Class I shares.

THE FUNDS
8

BALANCED STRATEGY FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class I expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class I Shares	$64	$251	$463	$1,074

Your expenses would be the same if you did not redeem your shares.

THE FUNDS
9

DIVERSIFIED EQUITY STRATEGY FUND

SYMBOL:
CLASS I	LDSYX

PERFORMANCE

The Fund does not show any performance because it has not completed a full calendar year of operations.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

Fee Table	Class
I
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (1)	0.10%
Other Expenses(2)(3)	0.49%
Acquired Fund Fees and Expenses(2)(4)(5)	0.95%
Total Operating Expenses(2)	1.54%
Management Fee Waiver and Expense Reimbursement(1)	(0.38)%
Net Expenses(1)(6)	1.16%

  (1)  "Management Fees" are payable to Lord Abbett for the Fund's investment management. For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to waive its management fee. For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annualized rate of 1.16% of average daily net assets for Class I shares.

  (2)  These amounts have been restated from fiscal period amounts to reflect current fees and expenses.

  (3)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services and professional services. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.

  (4)  "Acquired Fund" refers to each underlying fund in which the Fund invests. Shareholders in the Fund indirectly bear the Class I share expenses of the underlying funds in which the Fund invests. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

  (5)  The amount shown is based upon each underlying fund's expense ratio, including expense reductions.

  (6)  The estimated effective net expense ratio, taking into account all waivers, expense reductions, and servicing arrangements with the underlying funds, is 0.95% for Class I shares.

THE FUNDS
10

DIVERSIFIED EQUITY STRATEGY FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class I expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class I Shares	$118	$436	$791	$1,791

Your expenses would be the same if you did not redeem your shares.

THE FUNDS
11

DIVERSIFIED INCOME STRATEGY FUND
(formerly Income Strategy Fund)

SYMBOL:
CLASS I	ISFYX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class I shares from calendar year to calendar year.

Bar Chart (per calendar year) — Class I Shares

Best Quarter 4th Q '06 +4.3%  Worst Quarter 2nd Q '06 +0.1%

The total return of the Fund's Class I shares for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

THE FUNDS
12

DIVERSIFIED INCOME STRATEGY FUND

The table below shows how the average annual total returns of the Fund's Class I shares compare to those of four broad-based securities market indices and two more narrowly based indices that more closely reflect the market sectors in which the underlying funds of the Fund invest. The Fund believes that the Lehman Brothers U.S. Universal Index and the 45% Merrill Lynch High Yield Master II Constrained Index/40% Lehman Brothers U.S. Universal Index/15% Russell 1000® Index are more appropriate benchmarks for the Fund and therefore will remove the Lehman Brothers U.S. Aggregate Bond Index and the 25% Russell 1000 Index/50% Merrill Lynch High Yield Master II Constrained Index/25% Lehman Brothers U.S. Aggregate Bond Index from the 2009 Prospectus.

The after-tax returns of Class I shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	Life of Fund(1)
Class
Class I Shares Return Before Taxes	10.42%	8.00%
Return After Taxes on Distributions	8.23%	6.13%
Return After Taxes on Distributions and Sale of Fund Shares	6.75%	5.71%
Index
Russell 1000® Index(2) (reflects no deduction for fees, expenses, or taxes)	15.46%	14.49%
Merrill Lynch High Yield Master II Constrained Index(2) (reflects no deduction for fees, expenses, or taxes)	10.76%	8.29%
Lehman Brothers U.S. Universal Index(2) (reflects no deduction for fees, expenses, or taxes)	4.97%	3.42%
Lehman Brothers U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses, or taxes)	4.33%	2.80%
25% Russell 1000® Index/50% Merrill Lynch High Yield Master II Constrained Index/ 25% Lehman Brothers U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses, or taxes)	10.29%	8.43%
45% Merrill Lynch High Yield Master II Constrained Index/ 40% Lehman Brothers U.S. Universal Index/ 15% Russell 1000® Index(2) (reflects no deduction for fees, expenses, or taxes)	9.11%	7.24%

  (1)  The SEC declared the Fund effective on 6/29/05 for Class I shares. Performance for Class I shares began on 6/30/05.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

THE FUNDS
13

DIVERSIFIED INCOME STRATEGY FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

Fee Table	Class
I
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (1)	0.10%
Other Expenses(2)(3)	0.28%
Acquired Fund Fees and Expenses(2)(4)(5)	0.74%
Total Operating Expenses(2)	1.12%
Management Fee Waiver and Expense Reimbursement(1)	(0.28)%
Net Expenses(1)(6)	0.84%

  (1)  "Management Fees" are payable to Lord Abbett for the Fund's investment management. For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to waive its management fee. For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annualized rate of 0.84% of average daily net assets for Class I shares.

  (2)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (3)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services and professional services. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.

  (4)  "Acquired Fund" refers to each underlying fund in which the Fund invests. Shareholders in the Fund indirectly bear the Class I share expenses of the underlying funds in which the Fund invests. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

  (5)  The amount shown is based upon each underlying fund's expense ratio, including expense reductions.

  (6)  The estimated effective net expense ratio, taking into account all waivers, expense reductions, and servicing arrangements with the underlying funds, is 0.74% for Class I shares.

THE FUNDS
14

DIVERSIFIED INCOME STRATEGY FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class I expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class I Shares	$86	$318	$580	$1,329

Your expenses would be the same if you did not redeem your shares.

THE FUNDS
15

GROWTH & INCOME STRATEGY FUND
(formerly World Growth & Income Strategy Fund)

SYMBOL:
CLASS I	LWSYX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class I shares from calendar year to calendar year.

Bar Chart (per calendar year) — Class I Shares

Best Quarter 4th Q '06 +5.7%  Worst Quarter 2nd Q '06 -2.3%

The total return of the Fund's Class I shares for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

THE FUNDS
16

GROWTH & INCOME STRATEGY FUND

The table below shows how the average annual total returns of the Fund's Class I shares compare to those of four broad-based securities market indices and two more narrowly based indices that more closely reflect the market sectors in which the underlying funds of the Fund invest. The Fund believes that the Russell 3000® Index, MSCI EAFE® Index, and the 55% Russell 3000 Index/30% Lehman Brothers U.S. Universal Index/15% MSCI EAFE Index are more appropriate benchmarks for the Fund and therefore will remove the MSCI World Index and the 75% MSCI World Index/25% Lehman Brothers U.S. Universal Index from the 2009 Prospectus.

The after-tax returns of Class I shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	Life of Fund(1)
Share Class
Class I Shares Return Before Taxes	12.30%	12.81%
Return After Taxes on Distributions	11.17%	11.87%
Return After Taxes on Distributions and Sale of Fund Shares	8.02%	10.39%
Index
Russell 3000® Index(2) (reflects no deduction for fees, expenses, or taxes)	15.71%	14.64%
MSCI EAFE Index(2) (reflects no deduction for fees, expenses, or taxes)	26.86%	28.53%
MSCI World Index(2) (reflects no deduction for fees, expenses, or taxes)	20.65%	21.05%
Lehman Brothers U.S. Universal Index(2) (reflects no deduction for fees, expenses, or taxes)	4.97%	3.42%
75% MSCI World Index/25% Lehman Brothers U.S. Universal Index(2) (reflects no deduction for fees, expenses, or taxes)	16.60%	16.45%
55% Russell 3000® Index/30% Lehman Brothers U.S. Universal Index/ 15% MSCI EAFE Index(2) (reflects no deduction for fees, expenses, or taxes)	14.03%	13.18%

  (1)  The SEC declared the Fund effective on 6/29/05 for Class I shares. Performance for Class I shares began on 6/30/05.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

THE FUNDS
17

GROWTH & INCOME STRATEGY FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

Fee Table	Class
I
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (1)	0.10%
Other Expenses(2)(3)	0.24%
Acquired Fund Fees and Expenses(2)(4)(5)	0.91%
Total Operating Expenses(2)	1.25%
Management Fee Waiver and Expense Reimbursement(1)	(0.11)%
Net Expenses(1)(6)	1.14%

  (1)  "Management Fees" are payable to Lord Abbett for the Fund's investment management. For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to waive its management fee. For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annualized rate of 1.14% of average daily net assets for Class I shares.

  (2)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (3)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services and professional services. The Fund has entered into a servicing arrangement with the underlying funds under which the underlying funds may bear the Fund's Other Expenses. As a result, the Fund does not expect to bear any of these Other Expenses.

  (4)  "Acquired Fund" refers to each underlying fund in which the Fund invests. Shareholders in the Fund indirectly bear the Class I share expenses of the underlying funds in which the Fund invests. Because the amount of the Fund's assets invested in each of the underlying funds changes daily, the amounts shown in the table are approximate amounts.

  (5)  The amount shown is based upon each underlying fund's expense ratio, including expense reductions.

  (6)  The estimated effective net expense ratio, taking into account all waivers, expense reductions, and servicing arrangements with the underlying funds, is 0.91% for Class I shares.

THE FUNDS
18

GROWTH & INCOME STRATEGY FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. In addition, the example assumes the Fund pays the operating expenses set forth in the fee table above and the Fund's pro rata share of the Class I expenses of the underlying funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class I Shares	$116	$382	$672	$1,498

Your expenses would be the same if you did not redeem your shares.

THE FUNDS
19

CONVERTIBLE FUND

GOAL

The Fund's investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

To pursue its goal, under normal circumstances the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of convertible securities issued by U.S. and foreign companies. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. Convertible securities may include corporate bonds, debentures, notes, preferred stocks and other securities that can be exchanged for common stock or other securities which provide an opportunity for equity participation. A convertible security may offer both a relatively high yield received from dividend or interest payments in comparison to common stock dividends and the potential for capital appreciation if the value of the underlying common stock increases above the conversion price. The Fund also may invest in synthetic convertible securities and convertible structured notes created by other parties such as investment banks. Such investments attempt to combine the fixed income and convertible characteristics of traditional convertible securities.

The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of small to mid-sized companies with market capitalizations of $250 million to $5 billion at the time of purchase. This market capitalization range may vary in response to changes in the markets.

We, the Fund, or Convertible Fund refers to the Lord Abbett Convertible Fund, a portfolio or series of the Lord Abbett Investment Trust (the "Trust").
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
Convertible securities are corporate securities, usually preferred stocks or bonds, that are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula (the "conversion price"). Convertible securities may provide investors participation in rising markets and protection in declining markets. However, they tend to be more volatile than other fixed income securities and less volatile than their underlying common stocks.

THE FUNDS
20

CONVERTIBLE FUND

The Fund invests both in investment grade debt securities and lower-rated debt securities (sometimes called "junk bonds" or "high yield securities"), although the Fund must invest at least 25% of its net assets in investment grade debt securities. The Fund may invest up to 20% of its net assets in non-convertible fixed income securities and equity securities, including common stocks and preferred stocks. Common stocks, the most familiar type of equity security, represent an ownership interest in a company. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States. Under normal circumstances, the Fund intends to maintain its average weighted stated maturity at between five and twenty years.

In selecting investments for the Fund we seek unusual values, using fundamental, bottom-up research to identify undervalued convertible securities that we believe may maximize total return and reduce downside risk. Our disciplined investment process attempts to identify valuation and pricing inefficiencies driven by macroeconomic factors and company-specific events among convertible securities across all market capitalizations. Because the value of a convertible security typically increases when the market value of the underlying common stock increases above the conversion price, we analyze the potential for capital appreciation of the underlying stock. We attempt to reduce the risks associated with these securities through portfolio diversification, credit analysis, assessment of their risk/return potential, and attention to current developments and trends in interest rates and economic conditions.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in convertible securities. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Synthetic convertible securities and convertible structured notes

Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.
Lower-rated debt securities (sometimes called "junk bonds" or "high yield securities") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. Lower-rated debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for lower-rated debt securities also may be less liquid.

THE FUNDS
21

CONVERTIBLE FUND

may present a greater degree of market risk, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

In addition to interest rate risk, like most other fixed income securities, convertible securities are subject to credit risk, which is the risk that the issuer will fail to make timely payments of principal or interest to the Fund. Because many convertible securities tend to have credit ratings below investment grade, they present a greater credit risk than some other fixed income instruments. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional fixed income securities. A company normally must pay interest on its conventional debt before it can make payments on its convertible securities.

The lower-rated bonds in which the Fund may invest involve greater risks than higher-rated bonds. First, there is a greater risk that the bond's issuer will not make interest or principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations. Third, during periods of uncertainty or market turmoil prices of high-yield bonds generally decline. These risks may result in losses to the Fund.

Many convertible securities are issued with a "call" feature that allows the issuer of the security to choose when to redeem the security. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock, or sell it to a third party at a time that may be unfavorable to the Fund.

THE FUNDS
22

CONVERTIBLE FUND

The value of the Fund's equity securities will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies issuing the securities. This may cause the Fund to produce poor performance relative to other funds, including those that invest exclusively in convertible or other fixed income securities.

Foreign securities in which the Fund may invest may pose greater risks than domestic securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls. In addition, the Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets are generally more severe in emerging markets.

The Fund may invest from time to time a significant amount of its assets in securities of mid-sized and small companies. This generally involves greater risks than investing in larger companies. Mid-sized and small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. These factors may make them more susceptible to setbacks or economic downturns and subject them to a higher risk of failure than larger companies.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

THE FUNDS
23

CONVERTIBLE FUND

SYMBOL:
CLASS I	LCFYX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class I shares from calendar year to calendar year.

Bar Chart (per calendar year) — Class I Shares

Best Quarter 4th Q '04 +7.7%  Worst Quarter 2nd Q '06 -2.1%

The total return of the Fund's Class I shares for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

THE FUNDS
24

CONVERTIBLE FUND

The table below shows how the average annual total returns of the Fund's Class I shares compare to that of a broad-based securities market index.

The after-tax returns of Class I shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	Life of Fund(1)
Class
Class I Shares Return Before Taxes	9.49%	9.27%
Return After Taxes on Distributions	7.70%	8.04%
Return After Taxes on Distributions and Sale of Fund Shares	6.50%	7.29%
Index
Merrill Lynch All Convertible Index(2) (reflects no deduction for fees, expenses, or taxes)	12.83%	9.92%

  (1)  The date of inception for Class I shares is 6/30/03.

  (2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

THE FUNDS
25

CONVERTIBLE FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
I
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (1)	0.70%
Other Expenses(2)(3)	0.18%
Total Operating Expenses(3)	0.88%

  (1)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (2)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (3)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class I Shares	$90	$281	$488	$1,084

Your expenses would be the same if you did not redeem your shares.

THE FUNDS
26

CORE FIXED INCOME FUND

GOAL

The investment objective of the Fund is to seek income and capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The Fund invests primarily in U.S. Government, mortgage-related, and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees").

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index (currently approximately four and one-half years).

We, the Fund, or Core Fixed Income Fund refers to the Lord Abbett Core Fixed Income Fund, a portfolio or series of Lord Abbett Investment Trust (the "Trust").
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. The Fund strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Ratings (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.

THE FUNDS
27

CORE FIXED INCOME FUND

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.

The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

The Fund's investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

The Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategy and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2006, the portfolio turnover rate for the Fund was 455.93%. This rate varies from year to year. High portfolio turnover may increase transaction costs, may increase taxable capital gains and may adversely impact performance.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

THE FUNDS
28

CORE FIXED INCOME FUND

SYMBOL:
CLASS I	LCRYX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class I shares from calendar year to calendar year.

Bar Chart (per calendar year) — Class I Shares

Best Quarter 3rd Q '01 +5.0%  Worst Quarter 2nd Q '04 -2.4%

The total return of the Fund's Class I shares for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

THE FUNDS
29

CORE FIXED INCOME FUND

The table below shows how the average annual total returns of the Fund's Class I shares compare to those of a broad-based securities market index.

The after-tax returns of Class I shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	Life of Fund(1)
Share Class
Class I Shares Return Before Taxes	4.24%	4.96%	6.19%
Return After Taxes on Distributions†	2.54%	3.17%	3.95%
Return After Taxes on Distributions and Sale of Fund Shares†	2.73%	3.17%	3.92%
Index
Lehman Brothers U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses, or taxes)	4.33%	5.06%	5.78%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (1)  The Class I shares were first offered on 3/16/98.

  (2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

THE FUNDS
30

CORE FIXED INCOME FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
I
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (1)	0.45%
Total Other Expenses(3)	0.61%
Interest Expenses(3)(4)	0.18%
Other Expenses(2)(3)	0.43%
Total Operating Expenses(3)	1.06%
Expense Reimbursement(5)	(0.33)%
Net Expenses(5)	0.73%

  (1)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (2)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (3)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (4)  For accounting purposes, Interest Expenses include interest and related expenses associated with the Fund's investments.

  (5)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's Net Expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.55% of average daily net assets for Class I shares.

THE FUNDS
31

CORE FIXED INCOME FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class I Shares	$75	$293	$541	$1,254

Your expenses would be the same if you did not redeem your shares.

THE FUNDS
32

HIGH YIELD FUND

GOAL

The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

To pursue its goal, the Fund normally invests in high-yield debt securities, sometimes called "lower-rated bonds" or "junk bonds," which entail greater risks than investments in higher-rated or investment grade debt securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock. The Fund will provide shareholders with at least 60 days' notice of any change in this policy. The Fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.

We believe that a high total return (current income and capital appreciation) may be derived from an actively-managed, diversified portfolio of investments. We seek unusual values, particularly in lower-rated debt securities. Also, buying lower-rated bonds when we believe the credit risk is likely to decrease may generate higher returns. Through portfolio diversification, credit analysis and attention to current developments and trends in interest rates and economic conditions, we attempt to reduce investment risk, but losses may occur.

We, the Fund, or High Yield Fund refers to the Lord Abbett High Yield Fund, a portfolio or series of the Trust.
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
High-yield debt securities (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities also may be less liquid.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Ratings (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.
Under normal circumstances, the duration of the Fund's debt securities will be between three to seven years with an average maturity of five to twelve years.

THE FUNDS
33

HIGH YIELD FUND

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline. Longer-term fixed income securities are usually more sensitive to interest rate changes. This means that the longer the maturity of a security, the greater the effect a change in interest rates is likely to have on its price. High-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive. During times of economic uncertainty, or market turmoil, prices of high yield debt securities generally decline. These risks may result in losses to the Fund.

There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with junk bonds. Changes in an issuer's financial condition or in a security's credit rating can cause the value of that issuer's securities to decline. Corporate debt securities generally are subject to greater credit risk than U.S. Government securities. Some issuers, particularly of junk bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. In addition, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations.

Convertible securities tend to be more volatile and produce more income than their underlying stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

The Fund's Investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

THE FUNDS
34

HIGH YIELD FUND

SYMBOL:
CLASS I	LAHYX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class I shares from calendar year to calendar year.

Bar Chart (per calendar year) — Class I Shares

Best Quarter 2nd Q '03 +8.4%  Worst Quarter 3rd Q '01 -4.0%

The total return of the Fund's Class I shares for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

THE FUNDS
35

HIGH YIELD FUND

The table below shows how the average annual total returns of the Fund's Class I shares compare to those of three broad-based securities market indices. The Fund believes that the Merrill Lynch High Yield Master II Constrained Index is a more appropriate benchmark for the Fund and therefore will remove the Credit Suisse First Boston High Yield Index and the Merrill Lynch High Yield Master II Index from the 2008 Prospectus. The Merrill Lynch High Yield Master II Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Merrill Lynch High Yield Master II Constrained Index encompasses index constituents that are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

The after-tax returns for Class I shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	Life of Fund(1)
Share Class
Class I Shares Return Before Taxes	10.32%	8.73%	6.09%
Return After Taxes on Distributions†	7.57%	5.60%	2.61%
Return After Taxes on Distributions and Sale of Fund Shares†	6.61%	5.55%	2.96%
Index
Credit Suisse First Boston High Yield Index(2) (reflects no deduction for fees, expenses, or taxes)	11.92%	11.07%	7.04	%(3)
Merrill Lynch High Yield Master II Index(2) (reflects no deduction for fees, expenses, or taxes)	11.77%	9.86%	6.04	%(3)
Merrill Lynch High Yield Master II Constrained Index(2) (reflects no deduction for fees, 0expenses, or taxes)	10.76%	9.95%	6.07	%(3)

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (1)  The Class I shares were first offered on 5/3/99.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

  (3)  Represents total returns for the period 4/30/99-12/31/06, to correspond with the Class I period shown.

THE FUNDS
36

HIGH YIELD FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
I
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (1)	0.60%
Other Expenses(2)(3)	0.27%
Total Other Expenses(3)	0.87%

  (1)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (2)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (3)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class I Shares	$89	$278	$482	$1,073

Your expenses would be the same if you did not redeem your shares.

THE FUNDS
37

INCOME FUND
(formerly U.S. Government & Government Sponsored Enterprises Fund)

GOAL

The Fund's investment objective is to seek a high level of income consistent with preservation of capital.

PRINCIPAL STRATEGY

To pursue its goal, under normal circumstances, the Fund invests at least 65% of its net assets in investment grade debt securities of various types. Such securities may include investment grade corporate debt securities (including those issued by non-U.S. entities but denominated in U.S. dollars), U.S. Government securities and mortgage- and other asset-backed securities. The Fund may invest up to 35% of its net assets in lower-rated debt securities (sometimes called "junk bonds" or "high-yield debt securities"), non-U.S. debt securities denominated in foreign currencies (including emerging market securities), floating or adjustable rate senior loans, convertible securities and preferred stocks. In addition, the Fund may use credit default swaps, forward currency contracts, futures, options and other types of derivatives to seek to enhance returns, to hedge some of its investment risks or as a substitute for a position in the underlying asset. In connection with its derivative transactions, the Fund will be required to segregate permissible liquid assets, or engage in other measures to "cover" the Fund's obligations relating to such transactions.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to

We, the Fund, or Income Fund refers to the Lord Abbett Income Fund, a portfolio or series of the Trust.
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Service (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.
Lower-rated debt securities (sometimes called "junk bonds" or "high-yield debt securities") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. Lower-rated debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for lower-rated debt securities also may be less liquid.

THE FUNDS
38

INCOME FUND

decline. The Fund does not attempt to maintain a stable net asset value.

Debt securities are subject to credit risk, which is the risk that the issuer will fail to make timely payments of interest or principal to the Fund. Changes in an issuer's financial condition or in a security's credit rating can cause the value of that issuer's securities to decline. Corporate debt securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

The lower-rated debt securities in which the Fund may invest may involve greater risks than higher-rated debt securities. First, there is a greater risk that the security's issuer will not make interest or principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations. Third, during periods of economic uncertainty or market turmoil, prices of high-yield debt securities generally decline. These risks may result in losses to the Fund.

The mortgage and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage and asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage and asset-backed securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage and asset-backed

Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities ("Borrowers"). The interest rates on senior loans are periodically adjusted to a generally recognized base rate such as the London Interbank Offered Rate ("LIBOR") or the prime rate ("Prime Rate"). Senior loans typically are secured by specific collateral of the Borrower and hold the most senior position in the Borrower's capital structure or share the senior position with the Borrower's other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the Borrower's assets in the event of default. Although the features of senior loans, including being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, senior loans are subject to significant credit risk.
Convertible securities are corporate securities, usually preferred stocks or bonds, that are exchangeable at the option of the holder for a fixed number of other securities, usually common stocks, at a set price or formula (the "conversion price"). Convertible securities may provide investors participation in rising markets and protection in declining markets. However, they tend to be more volatile than other fixed income securities and less volatile than their underlying common stocks.
Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate or index.

THE FUNDS
39

INCOME FUND

securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage and asset-backed security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

The Fund's investments in foreign securities may present increased market, liquidity, currency, political, information and other risks.

Senior loans are subject to increased credit and liquidity risks. The prices of senior loans also may be adversely affected by supply-demand imbalances caused by conditions within the senior loan market or in other markets that have an impact on the value of senior loans. The frequency and magnitude of such changes cannot be predicted.

Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds.

The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other instruments. Derivatives are subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivatives may not correlate perfectly with the value of the underlying asset, rate, or index. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Whether the Fund's use of derivatives is successful will depend on, among other things, Lord Abbett's ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund's performance could suffer. See also "Additional Investment Information" for further information concerning foreign currency-related transactions, futures contracts and related options, listed options on securities and swaps and similar transactions.

THE FUNDS
40

INCOME FUND

Certain of the Fund's derivative transactions may give rise to leverage risk. Leverage, including borrowing for investment purposes, may increase volatility in the Fund by magnifying the effect of changes in the value of the Fund's holdings. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. The Fund may be required to segregate permissible liquid assets to "cover" its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements. There is no assurance that the Fund will be able to employ leverage successfully.

The Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategy and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2006, the portfolio turnover rate for the Fund was 499.81%. This rate varies from year to year. High portfolio turnover may increase transaction costs, may increase taxable capital gains and may adversely impact performance.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

THE FUNDS
41

INCOME FUND

SYMBOL:
CLASS I	LAUYX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class I shares from calendar year to calendar year.

The bar chart and table show performance of the Fund during periods when the Fund operated under the name "Lord Abbett U.S. Government & Government Sponsored Enterprises Fund" and pursued an investment objective of high current income consistent with reasonable risk by investing primarily in U.S. Government securities, and securities issued or guaranteed by government-sponsored enterprises. Effective on or about December 14, 2007, the Fund will implement its present corporate bond-oriented fixed income strategy. This change is likely to affect the Fund's performance in the future.

Bar Chart (per calendar year) — Class I Shares

Best Quarter 3rd Q '06 +3.6%  Worst Quarter 3rd Q '05 -0.9%

The total return of the Fund's Class I shares for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

THE FUNDS
42

INCOME FUND

The table below shows how the average annual total returns of the Fund's Class I shares compare to those of a broad-based securities market index.

The Fund believes that the Lehman Brothers Baa Corporate Bond Index is a more appropriate index than the Lehman Brothers Government Bond Index, in light of the anticipated composition of the Fund's portfolio under its revised strategy, and therefore will remove the Lehman Brothers Government Bond Index from its 2009 Prospectus.

The after-tax returns of Class I shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	Life of Fund(1)
Share Class
Class I Shares Return Before Taxes	3.56%	2.99%
Return After Taxes on Distributions†	1.89%	1.44%
Return After Taxes on Distributions and Sale of Fund Shares†	2.29%	1.64%
Index
Lehman Brothers Government Bond Index(2) (reflects no deduction of fees, expenses or taxes)	3.48%	2.74%
Lehman Brothers Baa Corporate Bond Index(2) (reflects no deduction of fees, expenses or taxes)	___%	___%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (1)  The inception date of Class I shares is 10/19/04.

  (2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

THE FUNDS
43

INCOME FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

Fee Table	Class
I
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (1)	0.50%
Total Other Expenses(3)	0.49%
Interest Expenses(3)(4)	0.28%
Other Expenses(2)(3)	0.21%
Total Operating Expenses(3)	0.99%
Expense Reimbursement(5)	(0.06)%
Net Expenses(5)	0.93%

  (1)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (2)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (3)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (4)  For accounting purposes, Interest Expenses include interest and related expenses associated with the Fund's investments.

  (5)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's Net Expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.65% of average daily net assets for Class I shares.

THE FUNDS
44

INCOME FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class I Shares	$95	$307	$539	$1,206

Your expenses would be the same if you did not redeem your shares.

THE FUNDS
45

SHORT DURATION INCOME FUND
(formerly Limited Duration U.S. Government & Government Sponsored Enterprises Fund)

GOAL

The Fund's investment objective is to seek a high level of income consistent with preservation of capital.

PRINCIPAL STRATEGY

To pursue its goal, under normal circumstances, the Fund invests at least 65% of its net assets in investment grade debt securities of various types. Such securities may include short duration investment grade corporate debt securities (including those issued by non-U.S. entities but denominated in U.S. dollars), U.S. Government securities and mortgage- and other asset-backed securities. The Fund may invest up to 35% of its net assets in lower-rated debt securities (sometimes called "junk bonds" or "high-yield debt securities"), non-U.S. debt securities denominated in foreign currencies and floating or adjustable rate senior loans. In addition, the Fund may use credit default swaps, forward currency contracts, futures, options and other types of derivatives to seek to enhance returns, to hedge some of its investment risks or as a substitute for a position in the underlying asset. In connection with its derivative transactions, the Fund will be required to segregate permissible liquid assets, or engage in other measures to "cover" the Fund's obligations relating to such transactions.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to

We, the Fund, or Short Duration Income Fund refers to the Lord Abbett Short Duration Income Fund, a series or portfolio of the Trust.
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Service (AAA, AA, A, BBB), or Fitch Ratings (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.
Lower-rated debt securities (sometimes called "junk bonds" or "high-yield debt securities") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. Lower-rated debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for lower-rated debt securities also may be less liquid.

THE FUNDS
46

SHORT DURATION INCOME FUND

interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range between one and three years.

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of your investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline.

Debt securities are subject to credit risk, which is the risk that the issuer will fail to make timely payments of interest or principal to the Fund. Changes in an issuer's financial condition or in a security's credit rating can cause the value of that issuer's securities to decline. Corporate debt securities generally are subject to greater credit risk than U.S. Government securities. Although certain U.S. Government securities in which the Fund invests are guaranteed as to payments of interest and principal, their market prices are not guaranteed and will fluctuate in response to market movements.

The lower-rated debt securities in which the Fund may invest may involve greater risks than higher-rated debt securities. First, there is a greater risk that the security's issuer will not make interest or principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield debt securities generally is less liquid than the market for higher-rated securities, subjecting them to greater price fluctuations. Third, during periods of economic uncertainty or

Senior loans are business loans made to borrowers that may be U.S. or foreign corporations, partnerships or other business entities ("Borrowers"). The interest rates on senior loans are periodically adjusted to a generally recognized base rate such as the London Interbank Offered Rate ("LIBOR") or the prime rate ("Prime Rate"). Senior loans typically are secured by specific collateral of the Borrower and hold the most senior position in the Borrower's capital structure or share the senior position with the Borrower's other senior debt securities. This capital structure position generally gives holders of senior loans a priority claim on some or all of the Borrower's assets in the event of default. Although the features of senior loans, including being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, senior loans are subject to significant credit risk.
Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate or index.

THE FUNDS
47

SHORT DURATION INCOME FUND

market turmoil, prices of high-yield debt securities generally decline. These risks may result in losses to the Fund.

The mortgage and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage and asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage and asset-backed securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage and asset-backed securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage and asset-backed security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

The Fund's investments in foreign securities may present increased market, liquidity, currency, political, information and other risks.

Senior loans are subject to heightened credit and liquidity risks. The prices of senior loans also may be adversely affected by supply-demand imbalances caused by conditions within the senior loan market or in other markets that have an impact on the value of senior loans. The frequency and magnitude of such changes cannot be predicted.

The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund's returns since the Fund may be unable to sell these securities at its desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Whether the Fund's use of derivatives is successful will depend on, among other things, if Lord Abbett correctly forecasts market movements, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, the Fund's performance could suffer. See also "Additional Investment Information" for more information about credit default swaps, forward currency contracts, futures, options, and other types of derivative instruments.

THE FUNDS
48

SHORT DURATION INCOME FUND

The Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategy and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2006, the portfolio turnover rate for the Fund was 304.77%. This rate varies from year to year. High portfolio turnover may increase transaction costs, may increase taxable capital gains and may adversely impact performance.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

THE FUNDS
49

SHORT DURATION INCOME FUND

SYMBOL:
CLASS I	LLDYX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class I shares from calendar year to calendar year.

The bar chart and table show performance of the Fund during periods when the Fund operated under the name "Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund" and pursued an investment objective of high income by investing primarily in short- and intermediate-duration U.S. Government securities, and securities issued or guaranteed by government-sponsored enterprises. Effective on or about December 14, 2007, the Fund will implement its present short duration fixed income strategy. This change is likely to affect the Fund's performance in the future.

Bar Chart (per calendar year) — Class I Shares

Best Quarter 3rd Q '06 +2.3%  Worst Quarter 1st Q '05 -0.4%

The total return of the Fund's Class I shares for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

THE FUNDS
50

SHORT DURATION INCOME FUND

The table below shows how the average annual total returns of the Fund's Class I shares compare to those of a broad-based securities market index.

The Fund believes that the Lehman Brothers 1-3 Year Government/Credit Bond Index is a more appropriate index than the Lehman Brothers Intermediate Government Bond Index, in light of the anticipated composition of the Fund's portfolio under its revised strategy, and therefore will remove the Lehman Brothers Intermediate Government Bond Index from its 2009 Prospectus.

The after-tax returns of Class I shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	Life of Fund(1)
Share Class
Class I Shares Return Before Taxes	3.90%	2.39%
Return After Taxes on Distributions†	2.35%	0.92%
Return After Taxes on Distributions and Index Sale of Fund Shares†	2.52%	1.18%
Index
Lehman Brothers Intermediate Government Bond Index(2) (reflects no deduction of fees, expenses or taxes)	3.84%	2.39%
Lehman Brothers 1-3 Year Government/Credit Bond Index(2) (reflects no deduction of fees, expenses or taxes)	___%	___%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (1)  The inception date of Class I shares is 10/19/04.

  (2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

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SHORT DURATION INCOME FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Class I shares of the Fund.

Fee Table	Class
I
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (1)	0.40%
Other Expenses(2)(3)	[ ]%
Total Operating Expenses(3)	[ ]%
Expense Reimbursement(4)	[ ]%
Net Expenses(4)	[ ]%

  (1)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (2)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (3)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (4)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's Net Expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.55% of average daily net assets for Class I shares.

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SHORT DURATION INCOME FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class I Shares	$56	$176	$367	$689

Your expenses would be the same if you did not redeem your shares.

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TOTAL RETURN FUND

GOAL

The investment objective of the Fund is to seek income and capital appreciation to produce a high total return.

PRINCIPAL STRATEGY

Under normal circumstances, the Fund invests primarily in the following fixed income securities: U.S. Government securities; mortgage-related securities; investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"); high-yield debt securities (sometimes called "lower-rated bonds" or "junk bonds"); and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Investments in high-yield debt and non-U.S. debt denominated in foreign currencies are each limited to 20% of the Fund's net assets. The Fund also may use foreign currency forward contracts and options to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Under some circumstances, the Fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts.

The Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio. Duration is a mathematical concept that measures a portfolio's exposure to interest rate changes. The longer a portfolio's duration, the more sensitive it is to interest rate risk. The shorter a portfolio's duration, the less sensitive it is to interest rate risk. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point. The Fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Brothers Aggregate Bond Index (currently approximately four and one-half years).

We, the Fund, or Total Return Fund refers to Lord Abbett Total Return Fund, a portfolio or series of the Trust.
Lord, Abbett & Co. LLC or Lord Abbett refers to the Fund's investment adviser.
About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. The Fund strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.
Investment grade debt securities are debt securities that are rated within the four highest grades assigned by Moody's Investor Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Ratings (AAA, AA, A, BBB) (each a "Rating Agency") or are unrated but determined by Lord Abbett to be of comparable quality.
High-yield debt securities (sometimes called "lower rated bonds" or "junk bonds") are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. High-yield debt securities have a higher risk of default than investment grade debt securities, and their prices are much more volatile. The market for high-yield debt securities also may be less liquid.

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TOTAL RETURN FUND

MAIN RISKS

The Fund is subject to the general risks and considerations associated with investing in debt securities. The value of an investment in the Fund will change as interest rates fluctuate in response to market movements. When interest rates rise, the prices of debt securities are likely to decline, and when interest rates fall, the prices of debt securities tend to rise.

The mortgage- and asset-backed securities in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early repayment of principal on some mortgage-related securities may deprive the Fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

The lower-rated bonds in which the Fund may invest involve greater risks than higher-rated bonds. First, there is a greater risk that the bond's issuer will not make interest or principal payments when due. Some issuers may default as to principal and/or interest payments after the Fund purchases their securities. Second, the market for high-yield bonds generally is less liquid than the market for higher-rated securities. Third, during periods of uncertainty or market turmoil, prices of high-yield bonds generally decline. These risks may result in losses to the Fund.

The Fund's investments in foreign securities may present increased market, liquidity, currency, political, information, and other risks.

With respect to foreign currency transactions in which the Fund may engage, there is no guarantee that they will be successful. Although such transactions will be used primarily to attempt to protect the Fund from adverse currency movements, their use involves the risk that Lord Abbett will not accurately predict currency movements. As a result, the Fund may experience significant losses or see its return reduced. In addition, it may be difficult or impractical to hedge currency risk in many emerging countries.

The Fund may engage in active and frequent trading of its portfolio securities to achieve its principal investment strategy and can be expected to have a portfolio turnover rate substantially in excess of 100%. For the fiscal year ended November 30, 2006, the portfolio turnover rate for the Fund was 468.89%. This rate varies from year to year. High portfolio turnover may increase transaction costs, may increase taxable capital gains and may adversely impact performance.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

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TOTAL RETURN FUND

SYMBOL:
CLASS I	LTRYX

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund's Class I shares from calendar year to calendar year.

Bar Chart (per calendar year) — Class I Shares

Best Quarter 3rd Q '01 +4.8%  Worst Quarter 2nd Q '04 -2.3%

The total return of the Fund's Class I shares for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

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TOTAL RETURN FUND

The table below shows how the average annual total returns of the Fund's Class I shares compare to those of two broad-based securities market indices.

The after-tax returns of Class I shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	Life of Fund(1)
Share Class
Class I Shares Return Before Taxes	4.63%	5.28%	6.16%
Return After Taxes on Distributions†	2.92%	3.46%	4.02%
Return After Taxes on Distributions and Sale of Fund Shares†	2.97%	3.44%	3.96%
Index
Lehman Brothers U.S. Aggregate Bond Index(2) (reflects no deduction for fees, expenses, or taxes)	4.33%	5.06%	5.52	%(3)
Lehman Brothers U.S. Universal Index(2) (reflects no deduction for fees, expenses, or taxes)	4.97%	5.64%	5.87	%(3)

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (1)  The date of inception of Class I shares is 12/14/98.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

  (3)  Represents total returns for the period 12/31/98 to 12/31/06, to correspond with the Class I period shown.

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TOTAL RETURN FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table	Class
I
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management") (1)	0.45%
Total Other Expenses(3)	0.46%
Interest Expenses(3)(4)	0.20%
Other Expenses(2)(3)	0.26%
Total Operating Expenses(3)	0.91%
Expense Reimbursement(5)	(0.16)%
Net Expenses(5)	0.75%

  (1)  "Management Fees" are payable to Lord Abbett for the Fund's investment management.

  (2)  "Other Expenses" include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries (as defined below) for providing recordkeeping or other administrative services in connection with investments in the Fund.

  (3)  These amounts have been restated from fiscal year amounts to reflect current fees and expenses.

  (4)  For accounting purposes, Interest Expenses include interest and related expenses associated with the Fund's investments.

  (5)  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Fund's expenses (excluding interest expense) so that the Fund's Net Expenses (excluding interest expense) do not exceed an aggregate annualized rate of 0.55% of average daily net assets for Class I shares.

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TOTAL RETURN FUND

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class I Shares	$77	$269	$483	$1,100

Your expenses would be the same if you did not redeem your shares.

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ADDITIONAL INVESTMENT INFORMATION

The Funds are subject to the general risks and considerations associated with investing in equity or debt securities or the underlying funds' investments in equity or debt securities. This section describes some of the investment techniques that might be used by each Fund and the Balanced Strategy Fund's, Diversified Equity Strategy Fund's, Diversified Income Strategy Fund's, and Growth & Income Strategy Fund's underlying funds and some of the risks associated with those techniques. References to the underlying funds also include the Funds, as applicable.

Adjusting Investment Exposure. Each Fund and each of the underlying funds will be subject to risks associated with investments. Each Fund and the underlying funds may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices, and other factors. For example, each Fund and the underlying funds may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with a Fund's or underlying fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

Equity Securities. Some of the underlying funds and the Convertible Fund may invest in equity securities. The High Yield Fund may invest up to 20% of its net assets in equity securities. Equity securities may include common stocks, preferred stocks, convertible preferred stocks, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition, and on market and economic conditions.

Emerging Market Securities. The Income Fund may invest in emerging market securities. These securities tend to be less liquid, be especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and not be subject to as extensive and frequent accounting, financial, and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

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Foreign Currency-Related Transactions. Each of the Income Fund and the Short Duration Income Fund may enter into forward foreign currency exchange contracts (a type of forward contract) to invest in foreign currency futures contracts and options on foreign currencies and futures. Each of the Income Fund and the Short Duration Income Fund also may use these currency-related transactions to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow a Fund to lock in a specified exchange rate for a period of time. They also may be used to increase a Fund's exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Convertible Securities. Certain of the Funds and underlying funds may invest in convertible bonds and convertible preferred stocks. These investments tend to be more volatile than debt securities, but tend to be less volatile and produce more income than their underlying common stocks. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

Depositary Receipts. Certain of the Funds and underlying funds may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

Derivatives. Certain of the Funds and underlying funds may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks or to increase potential returns. A fund may use derivatives as a substitute for investing directly in securities and currencies, as part of a hedging strategy, or for other purposes related to the management of the fund. The risks associated with derivatives, such as forward contracts, futures and options, may be different and greater than the risks associated with directly investing in securities and other investments. Derivatives are subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Leverage, including borrowing, may increase volatility in a fund by magnifying the effect of changes in

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the value of a fund's holdings. The use of leverage may cause investors in a fund to lose more money in adverse environments than would have been the case in the absence of leverage. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate, or index. Whether a fund's use of derivatives is successful will depend on, among other things, Lord Abbett's ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange and interest rates, and other factors. If Lord Abbett incorrectly forecasts these and other factors, a fund's performance could suffer.

Emerging Countries. Consistent with their investment objectives and policies, certain of the Funds and underlying funds may from time to time invest in emerging country securities. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions.

Foreign Currency Transactions. In accordance with their investment objectives and policies, certain of the Funds and underlying funds may engage in various types of foreign currency transactions. The Funds and underlying funds may employ a variety of investments and techniques, including spot and forward foreign currency exchange transactions, currency swaps, listed or over-the-counter (OTC) options on currencies, and currency futures and options on currency futures.

Use of currency-related transactions involves the risk that Lord Abbett will not accurately predict currency movements, and the fund's return could be reduced as a result. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by a fund and denominated in those currencies. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging countries.

Foreign Securities. Each Fund and certain of the underlying funds may invest in foreign securities. Foreign securities may pose greater risk than domestic

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securities. Foreign markets and the securities traded in them may not be subject to the same degree of regulation as U.S. markets. As a result, there may be less information publicly available about foreign companies than most U.S. companies. Securities clearance, settlement procedures and trading practices may be different, and transaction costs may be higher, in foreign countries. There may be less trading volume and liquidity in foreign markets, subjecting the securities traded in them to greater price fluctuations. Foreign investments also may be affected by changes in currency rates or currency controls.

Futures Contracts and Options on Futures Contracts. Each Fund may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. Each Fund also may enter into such transactions as a substitute for taking a position in an underlying asset or to increase returns. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over-the-counter market ("OTC"). The Funds are not registered as, nor are they subject to registration or regulation as, commodity pool operators under the Commodity Exchange Act.

Options. The Fund may purchase call and put options and write (i.e. sell) covered call and put option contracts in accordance with its investment objective and policies. A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.

The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or securities indices, currencies or futures. The Fund also may enter into over-the-counter ("OTC") options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the Fund of options and options on futures will be subject to Lord Abbett's ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

Risks of Options and Futures. Fund transactions in futures, options on futures and other options, if any, involve additional risk of loss. Loss may result, for example,

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from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

Options. In accordance with their investment objectives and policies, certain of the Funds and underlying funds may purchase call and put options and write (i.e., sell) covered call and put options. A "call option" is a contract sold for a price giving its holder the right to buy a specific number of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by an underlying fund is covered when, among other things, the underlying fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Certain of the underlying funds may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or securities indices, currencies or futures. The funds also may enter into OTC options contracts, which are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Successful use by the funds of options and options on futures will be subject to Lord Abbett's ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.

Mortgage-Related and Other Asset-Backed Securities. Certain of the Funds and certain of the underlying funds may invest extensively in mortgage-related securities and also may invest in other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. One type of SMBs has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The value of these securities is extremely sensitive to changes in prevailing interest rates. Like other debt securities, when interest rates rise, the value of mortgage- and other asset-backed securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. Early

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repayment of principal on some mortgage-related securities may deprive an underlying fund of income payments above current market rates. The rate of prepayments on underlying mortgages also will affect the price and volatility of a mortgage-related security. The value of some mortgage-related and other asset-backed securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Portfolio Turnover Rate. The Funds may engage in active and frequent trading of their portfolio securities to achieve their principal investment strategies and may have a portfolio turnover rate in excess of 100%. For the fiscal year ended November 30, 2006, the portfolio turnover rates for the Convertible Fund and the High Yield Fund were 104.11% and 108.90%, respectively. These rates vary from year to year. High portfolio turnover may increase transaction costs, may increase taxable capital gains and may adversely impact performance.

Supranational Organizations. In accordance with their investment objectives and policies, certain underlying funds may invest in these entities which are designed or supported by one or more governments or governmental agencies to promote economic development. Examples include the Asian Development Bank, the European Coal and Steel Community, the European Community and the World Bank.

Swap and Similar Transactions. Each Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. Each Fund may enter into these transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or "notional" amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Funds may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

Temporary Defensive Investments. At times each Fund and each underlying fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other

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conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.

Information on Portfolio Holdings. The Funds' Annual and Semiannual Reports, which are sent to shareholders and filed with the Securities and Exchange Commission ("SEC"), contain information about the Funds' portfolio holdings, including a complete schedule of holdings. The Funds also file their complete schedules of portfolio holdings with the SEC on Form N-Q as of the end of their first and third fiscal quarters.

In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The Funds also may make publicly available other portfolio related information within 15 days following the end of each calendar month for which such information is made available. Such information may include: a list of the largest portfolio positions; portfolio commentaries; portfolio performance attribution information; "fact sheets" or similar updates; and certain other information regarding one or more portfolio positions. This information will remain available until the schedule, list, commentary, fact sheet, performance attribution or other information for the next month is publicly available. You may view this information for the most recently ended calendar quarter or month at www.LordAbbett.com under the relevant fund's holdings tab or request a copy at no charge by calling Lord Abbett at 888-522-2388.

From time to time, a portfolio manager, analyst, or other Lord Abbett employee may express observations and/or opinions regarding macroeconomic, geo-political, market sector, industry, issuer-specific, or other developments. The observations and/or opinions expressed by such person do not necessarily represent the observations and/or opinions of Lord Abbett or any other person associated with Lord Abbett. Any such observations and/or opinions are subject to change at any time for any reason, and Lord Abbett disclaims any responsibility to update such observations and/or opinions. These observations and/or opinions may not be relied upon as investment advice and, because investment decisions for Lord Abbett Funds are based on multiple factors, may not be relied upon as any indication of trading intent on behalf of any Lord Abbett Fund.

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For more information on the Funds' policies and procedures with respect to the disclosure of their portfolio holdings and ongoing arrangements to make available such information on a selective basis to certain third parties, please see "Investment Policies – Policies and Procedures Governing the Disclosure of Portfolio Holdings" in the Statement of Additional Information.

MANAGEMENT

Board of Trustees. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds' portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. More than 75 percent of the Board members are independent of Lord Abbett.

Each year in December the Board considers whether to approve the continuation of the existing management and administrative services agreements between each Fund and Lord Abbett. A discussion regarding the basis for the Board's approval will be available in the Funds' Semiannual Report to Shareholders for each six-month period ended May 31.

Investment Adviser. The Funds' investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $117 billion in 55 funds and other advisory accounts as of June 29, 2007.

Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments. The Statement of Additional Information contains additional information about manager compensation, other accounts managed and ownership of Fund shares.

Balanced Strategy Fund, Diversified Equity Strategy Fund, Diversified Income Strategy Fund, and Growth & Income Strategy Fund. Lord Abbett's Asset Allocation Committee oversees and reviews the allocation and investment of each Fund's assets in the underlying funds.

The Asset Allocation Committee consists of the following members: Robert S. Dow, Managing Partner and Chief Executive Officer; Robert I. Gerber, Partner and Director of Taxable Fixed Income Management; Christopher J. Towle, Partner and Director of High Yield & Convertible Management; Harold E. Sharon, Partner and Director of International Equity; Charles P. Massare, Partner and Director of Quantitative Research & Risk Management; and Robert P. Fetch, Partner and Small Cap Value Senior Investment Manager. Mr. Dow, Mr. Gerber,

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Mr. Towle, Mr. Massare and Mr. Fetch joined Lord Abbett in 1972, 1997, 1987, 1998 and 1995, respectively. Mr. Gerber and Mr. Towle have been members of the Asset Allocation Committee since 2005. Mr. Massare became a member of the Asset Allocation Committee in 2006, and Mr. Dow and Mr. Fetch became members in 2007. Mr. Sharon joined Lord Abbett in 2003 and has been a member of the Asset Allocation Committee since 2005. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies. Mr. Dow, Mr. Gerber, Mr. Towle, Mr. Sharon, Mr. Massare and Mr. Fetch are jointly and primarily responsible for the day-to-day management of the Fund.

Convertible Fund. Christopher J. Towle, Partner and Director of High Yield & Convertible Management, heads the team. Mr. Towle, who joined Lord Abbett in 1987 and has been a member of the team since the Fund's inception in 2003, holds a Chartered Financial Analyst designation and has been in the investment business since 1980. A senior member of the team is Maren Lindstrom, Partner and Fixed Income Investment Manager, who joined Lord Abbett in 2000 and has been a member of the team since the Fund's inception. Mr. Towle and Ms. Lindstrom are jointly and primarily responsible for the day-to-day management of the Fund.

Core Fixed Income Fund and Total Return Fund. Robert A. Lee, Partner and Director of Taxable Fixed Income, heads each Fund's team and is primarily responsible for the day-to-day management of each Fund. Mr. Lee joined Lord Abbett in 1997 and has been a member of the team since 1998. A senior member of the team is Andrew H. O'Brien. Mr. O'Brien, Investment Manager, joined Lord Abbett in 1998 and has been a member of the team since 1998.

High Yield Fund. Christopher J. Towle, Partner and Director of High Yield & Convertible Management, heads the team. Mr. Towle has been with Lord Abbett since 1987 and has been a member of the team since 1998. Michael S. Goldstein, Partner and Fixed Income Investment Manager, is a senior team member. He has been with Lord Abbett since 1997 and has been a member of the team since 1998. Mr. Towle and Mr. Goldstein are jointly and primarily responsible for the day-to-day management of the Fund.

Income Fund and Short Duration Income Fund. Robert A. Lee, Partner and Director of Taxable Fixed Income, heads each Fund's team. Mr. Lee joined Lord Abbett in 1997 and has been a member of the team since 1998. A senior member of the team is Andrew H. O'Brien. Mr. O'Brien, Investment Manager, joined Lord Abbett in 1998 and has been a member of the team since 1998. Mr. Lee and Mr. O'Brien are jointly and primarily responsible for the day-to-day management of each Fund.

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Management Fee. Lord Abbett is entitled to an annual management fee of 0.10% of each of the Balanced Strategy Fund's, Diversified Equity Strategy Fund's, Diversified Income Strategy Fund's, and Growth & Income Strategy Fund's average daily net assets. The management fee is calculated daily and payable monthly. Lord Abbett has contractually agreed to waive its fees for these Funds for the period from December 1, 2006 through March 31, 2008. For the fiscal year ended November 30, 2006, Lord Abbett contractually waived its management fee for each of these Funds.

Lord Abbett is entitled to an annual management fee based on the Convertible Fund's average daily net assets. The management fee is calculated daily and payable monthly at the following annual rates:

0.70% on the first $1 billion of average daily net assets;
0.65% on the next $1 billion of average daily net assets; and
0.60% on average daily net assets over $2 billion.

Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended November 30, 2006 was at an effective rate of 0.70% of the Fund's average daily net assets.

Lord Abbett is entitled to an annual management fee based on each of the Core Fixed Income Fund and Total Return Fund's respective average daily net assets. The management fee for each Fund is calculated daily and payable monthly at the following annual rates:

0.45% on the first $1 billion of average daily net assets;
0.40% on the next $1 billion of average daily net assets; and
0.35% on average daily net assets over $2 billion.

Based on this calculation, the management fees paid to Lord Abbett for the fiscal year ended November 30, 2006, by the Core Fixed Income Fund and Total Return Fund were at an effective annual rate of 0.45% of each Fund's average daily net assets.

Lord Abbett is entitled to an annual management fee based on the High Yield Fund's average daily net assets. The management fee is calculated daily and payable monthly at the following annual rates:

0.60% on the first $1 billion of average daily net assets;
0.55% on the next $1 billion of average daily net assets; and
0.50% on average daily net assets over $2 billion.

Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended November 30, 2006 was at an effective rate of 0.60% of the Fund's average daily net assets.

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Lord Abbett is entitled to an annual management fee based on the Income Fund's average daily net assets. The fee is calculated daily and payable monthly at the following annual rates:

0.50% on the first $3 billion of average daily net assets; and
0.45% on average daily net assets over $3 billion.

Based on this calculation, the fee paid to Lord Abbett for the fiscal year ended November 30, 2006 was at an effective rate of 0.50% of the Fund's average daily net assets.

Lord Abbett is entitled to an annual management fee based on the Short Duration Income Fund's average daily net assets. The fee is calculated daily and payable monthly at the following annual rates:

0.35% on the first $1 billion of average daily net assets;
0.30% on the next $1 billion of average daily net assets; and
0.25% on average daily net assets over $2 billion.

The fee paid to Lord Abbett for the fiscal year ended November 30, 2006 was at an effective rate of 0.40% of the Fund's average daily net assets. Effective December 14, 2007, the Fund's management fee was reduced from 0.40% of the Fund's average daily net assets to the rates shown above.

In addition, Lord Abbett provides certain administrative services to each Fund for a fee at the annual rate of 0.04% of each Fund's average daily net assets, with the exception of Balanced Strategy Fund, Diversified Equity Strategy Fund, Diversified Income Strategy Fund, and Growth & Income Strategy Fund, which pay no such fee. Each Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

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YOUR INVESTMENT

PURCHASES

Class I Shares. You may purchase Class I shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.

We reserve the right to modify, restrict, or reject any purchase order or exchange request if a Fund or Lord Abbett Distributor LLC determines that it is in the best interests of the Fund and its shareholders. All purchase orders are subject to our acceptance.

Pricing of Shares. NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV.

The Funds' NAV is calculated based upon the NAVs of the underlying funds in which the Funds invest. The prospectuses for the underlying funds explain how they calculate their NAVs, the circumstances under which those funds will use fair-value pricing and the effects of doing so.

In calculating the NAV for the Funds and the underlying funds, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost.

Securities held by the Funds and the underlying funds for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett's

Lord Abbett Distributor LLC ("Lord Abbett Distributor" or the "Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

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opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded are valued under fair value procedures approved by the Funds' Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted price or the security is relatively illiquid. Each Fund and underlying fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. A Fund's use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV of a Fund or an underlying fund is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Funds are designed for long-term investors and are not intended to serve as vehicles for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices ("frequent trading") may disrupt management of the Funds, raise their expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause a Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. A Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative and other costs, and reduce a Fund's investment return.
To the extent a Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves, that occur in the interim to affect the values of foreign securities held by the Funds. The time zone differences among foreign markets may allow a shareholder to exploit differences in a Fund's share prices that are based on closing prices of foreign securities determined before the Fund calculates

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its NAV per share (known as "time zone arbitrage"). To the extent a Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as "price arbitrage"). The Funds have adopted fair value procedures that allow each Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Funds expect that the use of fair value pricing will reduce a shareholder's ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see "Your Investment – Purchases – Pricing of Shares" above.

The Funds' Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Funds' policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Funds. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause a Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients, which procedures are described below. The Funds may modify their frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Funds and their shareholders.

Frequent Trading Policy and Procedures. Under the frequent trading policy, any Lord Abbett Fund shareholder redeeming Fund shares valued at $5,000 or more (other than shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund) from an account will be prohibited from investing in the Fund in the account for 30 calendar days after the redemption (the "Policy"). The Policy applies to all redemptions and purchases for an account that are part of an exchange transaction or transfer of assets, but does not apply to the following types of transactions unless the Distributor determines in its sole discretion that the transaction may be harmful to

Financial Intermediaries include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

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the Fund: (1) systematic purchases and redemptions, such as purchases made through reinvestment of dividends or other distributions, or certain automatic or systematic investment, exchange or withdrawal plans (such as payroll deduction plans, and the Fund's Invest-A-Matic and Systematic Withdrawal Plans); (2) Retirement and Benefit Plan payroll and/or employer contributions, loans and distributions; (3) purchases or redemptions by a "fund-of-funds" or similar investment vehicle that the Distributor in its sole discretion has determined is not designed to and/or is not serving as a vehicle for frequent trading; (4) purchases by an account that is part of a mutual fund wrap account program ("wrap program"); and (5) purchases involving certain transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; provided that the Financial Intermediary maintaining the account is able to identify the transaction in its records as one of these transactions.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and Financial Intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to a Fund, normally, we will notify the investor (and/or the investor's financial advisor) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund's shares in the investor's account and inform the investor (and/or the investor's financial advisor) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may result in tax consequences. As stated above, although we generally notify the investor (and/or the investor's financial advisor) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply

Retirement and Benefit Plans include qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, but do not include Individual Retirement Accounts ("IRAs"), unless explicitly stated elsewhere in the Prospectus.
Lord Abbett offers a variety of retirement plans. Call 888-522-2388 for information about:
• Traditional, Rollover, Roth, and Education IRAs
• SIMPLE IRAs, SEP-IRAs, 401(k) and 403(b) accounts
• Defined Contribution Plans

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the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that Financial Intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances, the Distributor may review the frequent trading policies and procedures that an individual Financial Intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Funds and their shareholders, as described above. The Distributor also will seek the Financial Intermediary's agreement to cooperate with the Distributor's efforts to (1) monitor the Financial Intermediary's adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that the Distributor in its sole discretion deems adequate, and (2) stop any trading activity the Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a Financial Intermediary's application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by the Distributor and by certain other Financial Intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the Financial Intermediary placing purchase orders on his or her behalf. A substantial portion of a Fund's shares may be held by Financial Intermediaries through omnibus accounts or in nominee name.

With respect to monitoring accounts maintained by a Financial Intermediary, to our knowledge, in an omnibus environment or in nominee name, the Distributor will seek to receive sufficient information from the Financial Intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the Financial Intermediary and request it to provide the Distributor with additional transaction information so that the Distributor may determine if any investors appear to have engaged in frequent trading activity. The Distributor's monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally

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will request that the Financial Intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that the Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the Financial Intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Funds and/or may also terminate our relationship with the Financial Intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures the Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

Who May Invest? Class I shares are currently available for purchase by the following entities:

•  Registered investment advisers ("Adviser") investing on behalf of clients, provided that the Adviser:

(i)  is not affiliated or associated with a broker or dealer primarily engaged in the retail securities business ("Broker-Dealer");

(ii)  derives its compensation for its services exclusively from its clients for such advisory services; and

(iii)  has entered into an appropriate agreement with the Fund and/or Lord Abbett Distributor LLC for such purchases.

•  Institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $10 million, that were not introduced to Lord Abbett by persons associated with a Broker-Dealer.

•  Each registered investment company within the Lord Abbett Family of Funds that operates as a fund of funds and, at the discretion of Lord Abbett Distributor LLC, other registered investment companies that are not affiliated with Lord Abbett and operate as a fund of funds.

In addition, Class I shares may be available for purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that

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the Financial Intermediaries or their trading agents have entered into special arrangements with and agreeable to the Fund and/or Lord Abbett Distributor LLC specifically for such purchases. Financial Intermediaries should contact Lord Abbett Distributor LLC to determine whether the Financial Intermediary may be eligible for such purchases.

How Much Must You Invest? You may buy Fund shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, MO 64121). The minimum initial investment is $1 million, except for (1) certain purchases through or by Financial Intermediaries or Advisers that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

Important Information about Procedures for Opening a New Account Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Funds to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you – when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Funds reserve the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

Buying Shares Through Your Dealer. Orders for shares received by the Funds prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers

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after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

Buying Shares By Wire. To open an account, call 888-666-0022, Institutional Trading Department, to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, routing number – 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the relevant Fund, note Class I shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number – 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the relevant Fund, note Class I shares and include your account number and your name.

REDEMPTIONS

Redemptions of Fund shares are executed at the NAV next determined after a Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 888-522-2388.

By Broker. Call your investment professional for instructions on how to redeem your shares.

By Telephone. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Funds at 888-522-2388.

By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the relevant Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Transactions by telephone may be difficult to implement in times of drastic economic or market change.

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request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation, please call 888-522-2388.

A Guaranteed Signature is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

•  a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

•  a redemption check payable to anyone other than the shareholder(s) of record,

•  a redemption check to be mailed to an address other than the address of record,

•  a redemption check payable to a bank other than the bank we have on file, or

•  a redemption for $50,000 or more.

By Wire. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 888-666-0022, Institutional Trading Department (minimum wire: $1,000). Your wire redemption request must be received by the Funds before the close of the NYSE for money to be wired on the next business day.

Redemptions in Kind. A Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution

Eligible Guarantor is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.
Guaranteed Signature. An acceptable form of guarantee would be as follows:
• In the case of an estate -
Robert A. Doe Executor of the Estate of John W. Doe
[Date]

• In the case of a corporation - ABC Corporation
Mary B. Doe
By Mary B. Doe, President [Date]

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of securities, you could incur brokerage or other charges in converting the securities to cash.

DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, local and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

The Balanced Strategy Fund and Diversified Income Strategy Fund expect to pay you dividends from their net investment income monthly. Convertible Fund and Growth & Income Strategy Fund expect to pay you dividends from their net investment income quarterly. Core Fixed Income Fund, High Yield Fund, Income Fund, Short Duration Income Fund and Total Return Fund expect to declare dividends from their net investment income daily and to pay you dividends from their net investment income monthly. The Diversified Equity Strategy Fund expects to pay you dividends from its net investment income annually. Each Fund expects to distribute any net capital gains annually. All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct a Fund to pay them to you in cash.

For U.S. federal income tax purposes, a Fund's distributions are taxable to shareholders, other than tax-exempt shareholders (including certain retirement plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that a Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions of net long-term capital gains applies regardless of how long you have owned Fund shares. Any sale, redemption, or exchange of Fund shares may be taxable to you.

If you buy shares when a Fund has realized but not yet either declared or distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, in the case of Fund shares held

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through a nonqualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

You must provide your Social Security number or other taxpayer identification number to the Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold 28% "backup withholding" tax from your distributions, sale proceeds and any other payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be mailed to shareholders each year.

SERVICES FOR FUND INVESTORS

We offer the following shareholder services:

Telephone Exchange Privilege. Class I shares may be exchanged without a service charge for Class I shares of any Eligible Fund among the Lord Abbett-sponsored funds.

Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

Householding. We have adopted a policy that allows us to send only one copy of a Fund's Prospectus, proxy material, Annual Report and Semiannual Report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 888-522-2388 or send a written request with your name, the name of your Fund or Funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Funds at 888-522-2388.

Exchange Limitations. As described under "Your Investment – Purchases," we reserve the right to modify, restrict or reject any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interests of the Funds and their shareholders. The Funds also may revoke the privilege for all shareholders upon 60 days' written notice.
Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund offering Class I shares.

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Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett, Lord Abbett Distributor and a Fund may make other payments to dealers and other firms authorized to accept orders for Fund shares (collectively, "Dealers").

Lord Abbett or Lord Abbett Distributor makes payments to Dealers in its sole discretion, at its own expense and without cost to the Fund or the Fund's shareholders. The payments may be for:

•  marketing and/or distribution support for Dealers;

•  the Dealers' and their investment professionals' shareholder servicing efforts;

•  training and education activities for the Dealers, their investment professionals and/or their clients or potential clients;

•  certain information regarding Dealers and their investment professionals;

•  sponsoring or otherwise bearing, in part or in whole, the costs for other meetings of Dealers' investment professionals and/or their clients or potential clients;

•  the purchase of products or services from the Dealers, such as investment research, software tools or data for investment analysis purposes; and/or

•  certain Dealers' costs associated with orders relating to Fund shares ("ticket charges").

Some of these payments may be referred to as revenue sharing payments. Most of these payments are intended to reimburse Dealers directly or indirectly for the costs that they or their investment professionals incur in connection with educational seminars and training efforts about the Lord Abbett Funds to enable the Dealers and their investment professionals to make recommendations and provide services that are suitable and useful in meeting shareholder needs, as well as to maintain the necessary infrastructure to make the Lord Abbett Funds available to shareholders. The costs and expenses related to these efforts may include travel, lodging, entertainment and meals, among other things.

Lord Abbett or Lord Abbett Distributor, in its sole discretion, determines the amounts of payments to Dealers, with the exception of purchases of products or services and certain expense reimbursements. Lord Abbett and Lord Abbett Distributor consider many factors in determining the basis or amount of any additional payments to Dealers. These factors include the Dealer's sales, assets and redemption rates relating to Lord Abbett Funds, penetration of Lord Abbett Fund sales among investment professionals within the Dealer, and the potential to expand Lord Abbett's relationship with the Dealer. Lord Abbett and Lord Abbett

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Distributor also may take into account other business relationships Lord Abbett has with a Dealer, including other Lord Abbett financial products or advisory services sold by or provided to a Dealer or one or more of its affiliates. Based on its analysis of these factors, Lord Abbett groups Dealers into tiers, each of which is associated with a particular maximum amount of revenue sharing payments expressed as a percentage of assets of the Lord Abbett Funds attributable to that particular Dealer. The payments presently range from 0.02% to 0.1% of Lord Abbett Fund assets attributable to the Dealer and/or its investment professionals. For certain relationships entered into prior to February 1, 2006 with Dealers selling the Lord Abbett Funds in connection with variable insurance products, Lord Abbett or Lord Abbett Distributor may make payments up to 0.15% of the related Lord Abbett Funds' assets and/or sales. These maximum payment limitations may not be inclusive of payments for certain items, such as training and education activities, other meetings, and the purchase of certain products and services from the Dealers. The Dealers within a particular tier may receive different amounts of revenue sharing or may not receive any. Lord Abbett or Lord Abbett Distributor may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any given Fund. In addition, Lord Abbett's formula for calculating revenue sharing payments may be different from the formulas that the Dealers use. Please refer to the Fund's Statement of Additional Information for additional information relating to revenue sharing payments.

Neither Lord Abbett nor Lord Abbett Distributor makes payments directly to a Dealer's investment professionals, but rather they are made solely to the Dealer itself (with the exception of expense reimbursements related to the attendance of a Dealer's investment professionals at training and education meetings and at other meetings involving the Lord Abbett Funds). The Dealers receiving additional payments include those that may recommend that their clients consider or select a Fund or other Lord Abbett Funds for investment purposes, including those that may include one or more of the Lord Abbett Funds on a "preferred" or "recommended" list of mutual funds. In some circumstances, the payments may create an incentive for a Dealer or its investment professionals to recommend or sell shares of Lord Abbett Funds to a client over shares of other funds. For more specific information about any additional payments, including revenue sharing, made to your Dealer, please contact your investment professional.

A Fund's portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the Lord Abbett Funds. Lord Abbett places each Fund's portfolio transactions with broker-dealer firms based on the firm's ability to provide the best net results from the transaction to the Fund. To the extent that Lord Abbett determines that a Dealer can provide a Fund with the best net results, Lord Abbett may place the Fund's portfolio transactions with the Dealer even though it sells or has sold shares of a Fund. In no event, however,

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83

does or will Lord Abbett give any consideration to a Dealer's sales in deciding which Dealer to choose to execute a Fund's portfolio transactions. Lord Abbett maintains policies and procedures designed to ensure that it places portfolio transactions based on each Fund's receipt of the best net results only. These policies and procedures also permit Lord Abbett to give consideration to proprietary investment research a Dealer may provide to Lord Abbett.

In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, the Lord Abbett Funds may enter into arrangements with and pay fees to Financial Intermediaries that provide recordkeeping services to certain groups of investors in the Lord Abbett Funds, including participants in Retirement and Benefit Plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of Financial Intermediaries that operate in an omnibus environment (collectively, "Investors"). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees the Lord Abbett Funds pay: (1) are designed to be equal to or less than the fees the Funds would pay to their transfer agent for similar services; and (2) do not relate to distribution services. The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients' charges by the amount of fees the recordkeeper receives from mutual funds.

The Lord Abbett Funds may also pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•  establishing and maintaining individual accounts and records;

•  providing client account statements; and

•  providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Funds to the transfer agent, which would otherwise provide these services.

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84

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Funds' performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Funds would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights, excluding the six months ended May 31, 2007, have been audited by [ ], the Funds' independent registered public accounting firm, in conjunction with their annual audits of the Funds' financial statements. Financial statements and the Report of the Independent Registered Public Accounting Firm thereon appear in the 2006 Annual Report to Shareholders and are incorporated by reference in the Statement of Additional Information, which is available upon request. Unaudited financial statements for the six months ended May 31, 2007 appear in the 2007 Semiannual Report to Shareholders and are incorporated by reference in the Statement of Additional Information. Certain information reflects financial results for a single Fund share.

FINANCIAL INFORMATION
85

BALANCED STRATEGY FUND

FINANCIAL HIGHLIGHTS

	Class I Shares
	Six Months Ended 5/31/2007		Year Ended 11/30		10/20/2004(a) to
	(unaudited)		2006	2005	11/30/2004
Per Share Operating Performance
Net asset value, beginning of period	$12.14		$11.54	$11.53	$11.01
Investment operations:
Net investment income(b)	.20		.41	.38	.14
Net realized and unrealized gain	.67		.97	.13	.41
Total from investment operations	.87		1.38	.51	.55
Distributions to shareholders from:
Net investment income	(.26)		(.44)	(.40)	(.03)
Net realized gain	(.35)		(.34)	(.10)	—
Total distributions	(.61)		(.78)	(.50)	(.03)
Net asset value, end of period	$12.40		$12.14	$11.54	$11.53
Total Return(c)	7.43	%(d)	12.49%	4.57%	4.95	%(d)
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	.00	%(d)	.00%	.00%	.00	%(d)
Expenses, excluding expense reductions and including expenses assumed and waived	.00	%(d)	.00%	.00%	.00	%(d)
Expenses, excluding expense reductions and expenses assumed and waived	.13	%(d)	.29%	.30%	.05	%(d)
Net investment income	1.66	%(d)	3.57%	3.32%	1.23	%(d)
Supplemental Data:
Net assets, end of period (000)	$817		$739	$531	$441
Portfolio turnover rate	9.61	%(d)	.00%	.00%	.00	%(d)

  *  Does not include expenses of the underlying funds in which the Fund invests.

  (a)  Commencement of offering of class shares.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (d)  Not annualized.

FINANCIAL INFORMATION
86

DIVERSIFIED EQUITY STRATEGY FUND

FINANCIAL HIGHLIGHTS

	Class I Shares
	Six Months Ended 5/31/2007 (unaudited)		6/29/2006(a) to 11/30/2006
Per Share Operating Performance
Net asset value, beginning of period	$16.51		$15.00
Investment operations
Net investment income(b)	.08		.04
Net realized and unrealized gain	1.68		1.47
Total from investment operations	1.76		1.51
Distributions to shareholders from:
Net investment income	(.23)		—
Net realized gain	(.07)		—
Total distributions	(.30)		—
Net asset value, end of period	$17.97		$16.51
Total Return(c)	10.86	%(d)	10.07	%(d)
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	.00	%(d)	.00	%(d)(e)
Expenses, excluding expense reductions and including expenses assumed and waived	.00	%(d)	.00	%(e)(f)
Expenses, excluding expense reductions and expenses assumed and waived	.28	%(d)	2.79	%(f)
Net investment income	.48	%(d)	.64	%(f)
Supplemental Data:
Net assets, end of period (000)	$215		$167
Portfolio turnover rate	.00	%(d)	.00	%(d)

  *  Does not include expenses of the underlying funds in which the Fund invests.

  (a)  Commencement of investment operations and SEC effective date is June 29, 2006; date shares became available to the public is on June 30, 2006.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (d)  Not annualized.

  (e)  Amount is less than 0.01%.

  (f)  Annualized.

FINANCIAL INFORMATION
87

DIVERSIFIED INCOME STRATEGY FUND

(formerly Income Strategy Fund)

FINANCIAL HIGHLIGHTS

	Class I Shares
	Six Months Ended 5/31/2007 (unaudited)		Year Ended 11/30/2006	6/29/2005(a) to 11/30/2005
Per Share Operating Performance
Net asset value, beginning of period	$15.63		$14.95	$15.00
Investment operations
Net investment income(b)	.43		.85	.15
Net realized and unrealized gain	.48		.61	.01
Total from investment operations	.91		1.46	.16
Distributions to shareholders from:
Net investment income	(.44)		(.78)	(.21)
Net realized gain	(.03)		—	—
Total distributions	(.47)		(.78)	(.21)
Net asset value, end of period	$16.07		$15.63	$14.95
Total Return(c)	5.90	%(d)	10.06%	1.07	%(d)
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	.00	%(d)	.00%	.00	%(d)
Expenses, excluding expense reductions and including expenses assumed and waived	.00	%(d)	.01%	.01	%†(e)
Expenses, excluding expense reductions and expenses assumed and waived	.20	%(d)	.54%	7.31	%†(e)
Net investment income	2.72	%(d)	5.58%	3.88	%†(e)
Supplemental Data:
Net assets, end of period (000)	$107		$39	$1
Portfolio turnover rate	.00	%(d)	.00%	.05	%(d)

  *  Does not include expenses of the underlying funds in which the Fund invests.

  †  The ratios have been determined on a Fund basis.

  (a)  Commencement of investment operations and SEC effective date is June 29, 2005; date shares became available to the public is on July 1, 2005.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (d)  Not annualized.

  (e)  Annualized.

FINANCIAL INFORMATION
88

GROWTH & INCOME STRATEGY FUND

(formerly World Growth & Income Strategy Fund)

FINANCIAL HIGHLIGHTS

	Class I Shares
	Six Months Ended 5/31/2007 (unaudited)		Year Ended 11/30/2006	6/29/2005(a) to 11/30/2005
Per Share Operating Performance
Net asset value, beginning of period	$17.43		$15.64	$15.00
Investment operations
Net investment income(b)	.18		.34	.07
Net realized and unrealized gain	1.29		1.69	.62
Total from investment operations	1.47		2.03	.69
Distributions to shareholders from:
Net investment income	(.36)		(.24)	(.05)
Net realized gain	(.04)		—	—
Total distributions	(.40)		(.24)	(.05)
Net asset value, end of period	$18.50		$17.43	$15.64
Total Return(c)	8.58	%(d)	13.09%	4.63	%(d)
Ratios to Average Net Assets*:
Expenses, including expense reductions and expenses assumed and waived	.00	%(d)	.00%	.00	%(d)(e)
Expenses, excluding expense reductions and including expenses assumed and waived	.00	%(d)	.00%	.01	%†(e)(f)
Expenses, excluding expense reductions and expenses assumed and waived	.17	%(d)	.34%	2.15	%†(f)
Net investment income	1.03	%(d)	2.08%	1.15	%†(f)
Supplemental Data:
Net assets, end of period (000)	$1,165		$1,068	$778
Portfolio turnover rate	.00	%(d)	.00%	.06	%(d)

  *  Does not include expenses of the underlying funds in which the Fund invests.

  †  The ratios have been determined on a Fund basis.

  (a)  Commencement of investment operations and SEC effective date is June 29, 2005; date shares became available to the public is on July 1, 2005.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (d)  Not annualized.

  (e)  Amount is less than 0.01%.

  (f)  Annualized.

FINANCIAL INFORMATION
89

CONVERTIBLE FUND

FINANCIAL HIGHLIGHTS

	Class I Shares
	Six Months Ended 5/31/2007		Year Ended 11/30			6/23/2003(a) to
	(unaudited)		2006	2005	2004	11/30/2003
Per Share Operating Performance
Net asset value, beginning of period	$12.52		$11.67	$11.27	$10.79	$10.00
Unrealized depreciation on investments						(.02)
Net asset value on SEC Effective Date, June 30, 2003						$9.98
Investment operations:
Net investment income(b)	.10		.08	.04	.06	.02
Net realized and unrealized gain	.77		1.05	.67	.72	.81
Total from investment operations	.87		1.13	.71	.78	.83
Distributions to shareholders from:
Net investment income	(.40)		(.28)	(.31)	(.27)	(.02)
Net realized gain	(.20)		—	—	(.03)	—
Total distributions	(.60)		(.28)	(.31)	(.30)	(.02)
Net asset value, end of period	$12.79		$12.52	$11.67	$11.27	$10.79
Total Return(c)						(.20	)%(d)(e)
Total Return(c)	7.29	%(d)	9.81%	6.45%	7.36%	8.32	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.44	%(d)	.92%	.93%	.93%	.41	%(d)†
Expenses, excluding expense reductions and including expenses assumed	.44	%(d)	.92%	.93%	.93%	.41	%(d)†
Expenses, excluding expense reductions and expenses assumed	.44	%(d)	.92%	.93%	.99%	1.02	%(d)†
Net investment income	.85	%(d)	.69%	.37%	.55%	.65	%(d)†
Supplemental Data:
Net assets, end of period (000)	$153,030		$104,856	$54,514	$13,874	$1,035
Portfolio turnover rate	49.09	%(d)	104.11%	78.26%	80.60%	44.97	%(d)

  †  The ratios have been determined on a Fund basis.

  (a)  Commencement of investment operations; SEC effective date and date shares first became available to the public is on 6/30/2003.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (d)  Not annualized.

  (e)  Total return for the period 6/23/2003 through 6/30/2003.

  (f)  Total return for the period 6/30/2003 through 11/30/2003.

FINANCIAL INFORMATION
90

CORE FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

	Class I Shares
	Six Months Ended 5/31/2007		Year Ended 11/30
	(unaudited)		2006	2005	2004		2003		2002
Per Share Operating Performance
Net asset value, beginning of period	$10.58		$10.48	$10.68	$10.82		$10.75		$10.80
Investment operations:
Net investment income(a)	.25		.49 (c)	.42 (c)	.39	(c)	.32		.49
Net realized and unrealized gain (loss)	(.19)		.10	(.16)	.05		.24		.22
Total from investment operations	.06		.59	.26	.44		.56		.71
Distributions to shareholders from:
Net investment income	(.24)		(.49)	(.45)	(.43)		(.42)		(.56)
Net realized gain	—		—	(.01)	(.15)		(.07)		(.20)
Total distributions	(.24)		(.49)	(.46)	(.58)		(.49)		(.76)
Net asset value, end of period	$10.40		$10.58	$10.48	$10.68		$10.82		$10.75
Total Return(b)	.59	%(e)	5.85%	2.46%	4.20%		5.28%		6.96%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.27	%(e)	.55%	.55%	.63	%(d)	.65	%(d)	.37	%(d)
Expenses, excluding expense reductions and including expenses assumed	.36	%(e)	.58%	.57%	.63%		.65%		.41%
Expenses, excluding expense reductions and expenses assumed	.53	%(e)	.99%	.95%	1.14%		.92%		1.12%
Net investment income	2.36	%(e)	4.70%	3.89%	3.66%		2.79	%†	4.39%
Supplemental Data:
Net assets, end of period (000)	$682		$614	$521	$445		$2		$8,376
Portfolio turnover rate	146.63	%(e)	455.93%	416.16%	434.57%		425.46%		433.27%

  †  The ratios have been determined on a Fund basis.

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (c)  Interest Expense is less than $.01.

  (d)  Interest Expense is less than .01%.

`  (e)  Not annualized.

FINANCIAL INFORMATION
91

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

	Class I Shares
	Six Months Ended 5/31/2007		Year Ended 11/30
	(unaudited)		2006	2005	2004	2003	2002
Per Share Operating Performance
Net asset value, beginning of period	$8.11		$8.00	$8.37	$8.11	$7.30	$8.21
Investment operations:
Net investment income(a)	.30		.55	.55 (c)	.61	.65	.69
Net realized and unrealized gain (loss)	.24		.19	(.36)	.28	.81	(.80)
Total from investment operations	.54		.74	.19	.89	1.46	(.11)
Distributions to shareholders from:
Net investment income	(.34)		(.58)	(.56)	(.63)	(.65)	(.75)
Paid-in capital	—		—	—	—	—	(.05)
Net realized gain	—		(.05)	—	—	—	—
Total distributions	(.34)		(.63)	(.56)	(.63)	(.65)	(.80)
Net asset value, end of period	$8.31		$8.11	$8.00	$8.37	$8.11	$7.30
Total Return(b)	6.84	%(d)	9.73%	2.28%	11.50%	20.99%	(1.30)%
Ratios to Average Net Assets:
Expenses, including expense reductions	.44	%(d)	.88%	.88%	.84%	.83%	.85%
Expenses, excluding expense reductions	.44	%(d)	.88%	.88%	.84%	.83%	.85%
Net investment income	3.65	%(d)	6.93%	6.72%	7.54%	8.43%	9.45%
Supplemental Data:
Net assets, end of period (000)	$44,315		$26,108	$15,426	$4,830	$2,376	$1,308
Portfolio turnover rate	55.47	%(d)	108.90%	122.46%	119.55%	72.69%	68.70%

  †  The ratios have been determined on a Fund basis.

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (c)  Interest expense is less than $.01.

  (d)  Not annualized.

FINANCIAL INFORMATION
92

INCOME FUND
(formerly U.S. Government & Government Sponsored Enterprises Fund)

FINANCIAL HIGHLIGHTS

	Class I Shares
	Six Months Ended 5/31/2007		Year Ended 11/30		10/20/2004(a) to
	(unaudited)		2006	2005	11/30/2004
Per Share Operating Performance
Net asset value, beginning of period	$2.58		$2.56	$2.60	$2.63
Investment operations
Net investment income(b)	.06	(d)	.12 (d)	.10 (d)	.01	(d)
Net realized and unrealized gain (loss)	(.06)		.02	(.03)	(.03)
Total from investment operations	—		.14	.07	(.02)
Distributions to shareholders from:
Net investment income	(.06)		(.12)	(.11)	(.01)
Net asset value, end of period	$2.52		$2.58	$2.56	$2.60
Total Return(c)	.10	%(e)	5.55%	2.56%	(.69	)%(e)
Ratios to Average Net Assets
Expenses, excluding interest expense, including expense reductions and expenses assumed	.32	%(e)	.65%	.65%	.09	%(e)(f)
Expenses, excluding expense reductions and including expenses assumed	.46	%(e)	.69%	.67%	.09	%(e)
Expenses, excluding expense reductions and expenses assumed	.49	%(e)	.75%	.71%	.09	%(e)
Net investment income	2.34	%(e)	4.67%	3.88%	.42	%(e)
Supplemental Data:
Net assets, end of period (000)	$691		$794	$1,227	$1,245
Portfolio turnover rate	157.05	%(e)	499.81%	485.03%	671.60	%(e)

  (a)  Commencement of offering of class shares.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (d)  Interest expense is less than $.01.

  (e)  Not annualized.

  (f)  Interest expense is less than .01%.

FINANCIAL INFORMATION
93

SHORT DURATION INCOME FUND
(formerly Limited Duration U.S. Government & Government Sponsored Enterprises Fund)

FINANCIAL HIGHLIGHTS

	Class I Shares
	Six Months Ended 5/31/2007		Year Ended 11/30			10/20/2004(a) to
	(unaudited)		2006	2005		11/30/2004
Per Share Operating Performance
Net asset value, beginning of period	$4.30		$4.29	$4.41		$4.44
Investment operations
Net investment income(b)	.10		.18 (d)	.14	(d)	.01	(d)
Net realized and unrealized gain (loss)	(.05)		.01	(.09)		(.02)
Total from investment operations	.05		.19	.05		(.01)
Distributions to shareholders from:
Net investment income	(.09)		(.18)	(.17)		(.02)
Net asset value, end of period	$4.26		$4.30	$4.29		$4.41
Total Return(c)	1.27	%(e)	4.63%	1.26%		(.24	)%(e)
Ratios to Average Net Assets
Expenses, excluding interest expense, including expense reductions and expenses assumed	.28	%(e)	.55%	.55	%(f)	.10	%(f)(e)
Expenses, excluding expense reductions and including expenses assumed	.28	%(e)	.57%	.55%		.10	%(e)
Expenses, excluding expense reductions and expenses assumed	.36	%(e)	.75%	.71%		.10	%(e)
Net investment income	2.23	%(e)	4.15%	3.24%		.32	%(e)
Supplemental Data:
Net assets, end of period (000)	$467		$474	$356		$295
Portfolio turnover rate	87.10	%(e)	304.77%	295.07%		314.39	%(e)

  (a)  Commencement of offering of class shares.

  (b)  Calculated using average shares outstanding during the period.

  (c)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (d)  Interest expense is less than $.01.

  (e)  Not annualized.

  (f)  Interest expense is less than .01%.

FINANCIAL INFORMATION
94

TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

	Class I Shares
	Six Months Ended 5/31/2007		Year Ended 11/30
	(unaudited)		2006	2005	2004		2003		2002
Per Share Operating Performance
Net asset value, beginning of period	$10.46		$10.34	$10.57	$10.66		$10.46		$10.47
Investment operations:
Net investment income(a)	.25		.48 (c)	.42 (c)	.37	(c)	.34		.49
Net realized and unrealized gain (loss)	(.18)		.13	(.14)	.11		.31		.17
Total from investment operations	.07		.61	.28	.48		.65		.66
Distributions to shareholders from:
Net investment income	(.24)		(.49)	(.45)	(.42)		(.45)		(.57)
Net realized gain	—		—	(.06)	(.15)		—		(.10)
Total distributions	(.24)		(.49)	(.51)	(.57)		(.45)		(.67)
Net asset value, end of period	$10.29		$10.46	$10.34	$10.57		$10.66		$10.46
Total Return(b)	.71	%(e)	6.05%	2.74%	4.64%		6.30%		6.58%
Ratios to Average Net Assets:
Expenses, excluding interest expense, including expense reductions and expenses assumed	.27	%(e)	.55%	.55%	.65	%(d)	.65	%(d)	.34	%(d)
Expenses, excluding expense reductions and including expenses assumed	.37	%(e)	.58%	.57%	.65%		.65%		.34%
Expenses, excluding expense reductions and expenses assumed	.45	%(e)	.81%	.84%	.90%		.90%		1.01%
Net investment income	2.37	%(e)	4.70%	3.99%	3.47%		3.18%		4.67%
Supplemental Data:
Net assets, end of period (000)	$372,313		$294,912	$186,322	$75,801		$37,561		$16,169
Portfolio turnover rate	145.87	%(e)	468.89%	420.64%	390.93%		394.73%		419.92%

  (a)  Calculated using average shares outstanding during the period.

  (b)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

  (c)  Interest expense is less than $.01.

  (d)  Interest expense is less than .01%.

  (e)  Not annualized.

FINANCIAL INFORMATION
95

APPENDIX A: UNDERLYING FUNDS

The underlying funds have their own investment objectives and policies. These funds currently consist of:

•  Lord Abbett Affiliated Fund ("Affiliated Fund")

•  Lord Abbett All Value Fund ("All Value Fund")

•  Lord Abbett America's Value Fund ("America's Value Fund")

•  Lord Abbett Bond-Debenture Fund ("Bond Debenture Fund")

•  Lord Abbett Core Fixed Income Fund ("Core Fixed Income Fund")

•  Lord Abbett Developing Growth Fund ("Developing Growth Fund")

•  Lord Abbett Developing Local Markets Fund ("Developing Local Markets Fund")

•  Lord Abbett Growth Opportunities Fund ("Growth Opportunities Fund")

•  Lord Abbett High Yield Fund ("High Yield Fund")

•  Lord Abbett Income Fund ("Income Fund")

•  Lord Abbett International Core Equity Fund ("International Core Equity Fund")

•  Lord Abbett International Opportunities Fund ("International Opportunities Fund")

•  Lord Abbett Large-Cap Core Fund ("Large Cap Core Fund")

•  Lord Abbett Large-Cap Growth Fund ("Large Cap Growth Fund")

•  Lord Abbett Short Duration Income Fund ("Short Duration Income Fund")

•  Lord Abbett Mid-Cap Value Fund ("Mid Cap Value Fund")

•  Lord Abbett Total Return Fund ("Total Return Fund")

•  Lord Abbett Value Opportunities Fund ("Value Opportunities Fund")

The table below sets forth the approximate current percentage of assets of each Fund that Lord Abbett normally expects to be allocated to equity, fixed income and international investments ("Target Allocation"). In each case "assets" does not include cash or cash equivalent transactions. These percentages apply at the time of purchase of a particular underlying fund. The Diversified Income Strategy Fund's assets are more heavily allocated to fixed income securities than equity securities, while the Growth & Income Strategy Fund's assets are more heavily allocated to equity securities than fixed income securities. The Balanced Strategy Fund's assets are more evenly allocated to fixed income securities and equity

APPENDIX

securities than the Diversified Income Strategy Fund's assets and the Growth & Income Strategy Fund's assets. The Diversified Equity Strategy Fund's assets are entirely allocated to equity investments.

Balanced Strategy Fund

Underlying Funds By Category	Target Allocation
Equity	60%
Fixed Income	40%
International	20% maximum

Diversified Equity Strategy Fund

Underlying Funds By Category	Target Allocation
Equity	100%
Fixed Income	0%
International	25% maximum

Diversified Income Strategy Fund

Underlying Funds By Category	Target Allocation
Equity	25%
Fixed Income	75%
International	10% maximum

Growth & Income Strategy Fund

Underlying Funds By Category	Target Allocation
Equity	75%
Fixed Income	25%
International	25% maximum

APPENDIX

Each Fund may invest in the separate underlying funds shown below, each with its own investment objective and policies. The table below sets forth the underlying funds (denoted by an "X") in which each Fund may invest. Each Fund may change the underlying funds in which it may invest at any time without prior notice or shareholder approval.

	Balanced Strategy Fund	Diversified Equity Strategy Fund	Diversified Income Strategy Fund	Growth & Income Strategy Fund
US Equity Funds
Affiliated Fund	X	X	X	X
All Value Fund	X	X	X	X
Developing Growth Fund		X		X
Growth Opportunities Fund	X	X		X
Large Cap Core Fund	X	X	X	X
Large Cap Growth Fund	X	X		X
Mid Cap Value Fund	X	X
Value Opportunities Fund		X		X
International Equity Funds
International Core Equity Fund	X	X		X
International Opportunities Fund		X		X
International Fixed Income Funds
Developing Local Markets Fund			X
US Equity/Fixed Income Funds
America's Value Fund	X	X	X	X
US Fixed Income Funds
Bond Debenture Fund	X		X	X
Core Fixed Income Fund	X
High Yield Fund	X		X	X
Income Fund	X		X	X
Short Duration Income Fund			X	X
Total Return Fund	X		X	X

APPENDIX

The table below shows the approximate percentage of assets of each Fund to be allocated to its underlying funds as of September 14, 2007. The Funds may change the amounts allocated to any or all of the underlying funds at any time without prior notice or shareholder approval. The portion of each Fund's assets allocated to a specific underlying fund may vary over time due to market fluctuations and portfolio management decisions.

Balanced Strategy Fund

Underlying funds	Target Allocation of Assets
Affiliated Fund	25%
America's Value Fund	15%
Bond Debenture Fund	15%
High Yield Fund	15%
International Core Equity Fund	10%
Large Cap Core Fund	10%
Total Return Fund	10%
Total	100%

Diversified Equity Strategy Fund

Underlying funds	Target Allocation of Assets
Affiliated Fund	15%
All Value Fund	10%
America's Value Fund	10%
Developing Growth Fund	5%
Growth Opportunities Fund	5%
Large Cap Core Fund	15%
Large Cap Growth Fund	5%
International Core Equity Fund	15%
International Opportunities Fund	10%
Value Opportunities Fund	10%
Total	100%

APPENDIX

Diversified Income Strategy Fund

Underlying funds	Target Allocation of Assets
Affiliated Fund	7.5%
America's Value Fund	25%
Bond Debenture Fund	12.5%
High Yield Fund	40%
Total Return Fund	15%
Total	100%

Growth & Income Strategy Fund

Underlying funds	Target Allocation of Assets
Affiliated Fund	10%
All Value Fund	10%
America's Value Fund	7.5%
Growth Opportunities Fund	2%
High Yield Fund	20%
International Core Equity Fund	20%
International Opportunities Fund	5%
Large Cap Core Fund	15%
Large Cap Growth Fund	2%
Total Return Fund	3.5%
Value Opportunities Fund	5%
Total	100%

APPENDIX

The following is a concise description of the investment objectives and practices of each underlying fund in which the Balanced Strategy Fund, the Diversified Equity Strategy Fund, the Diversified Income Strategy Fund, and the Growth & Income Strategy Fund may invest. No offer is made in this Prospectus of the shares of the underlying funds. More information about each underlying fund is available in its prospectus. To obtain a prospectus for an underlying fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our Website at www.LordAbbett.com.

Affiliated Fund

•  Seeks long-term growth of capital and income without excessive fluctuations in market value.

•  Normally invests at least 80% of its net assets in equity securities of large, seasoned U.S. and multinational large companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 1000® Index. In selecting investments, the fund attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value.

All Value Fund

•  Seeks long-term growth of capital and income without excessive fluctuations in market value.

•  Purchases equity securities of U.S. and multinational companies in all market capitalization ranges that it believes are undervalued. Normally invests at least 50% of its net assets in equity securities of large, seasoned companies. The fund may invest its remaining assets in mid-sized and small company equity securities.

America's Value Fund

•  Seek current income and capital appreciation.

•  Normally invests in equity securities of companies with market capitalizations greater than $500 million at the time of purchase and fixed income securities of various types. This market capitalization threshold may vary in response to changes in the markets. Under normal circumstances, the fund invests at least 50% of its net assets in equity securities and may invest its remaining assets in equity or fixed income securities. The fund invests under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and fixed income securities

APPENDIX

issued by companies organized in or maintaining their principal place of business in the United States, or whose securities are traded primarily in the United States. The fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.

Bond Debenture Fund

•  Seeks high current income and the opportunity for capital appreciation to produce a high total return.

•  Normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, debentures and other fixed income securities. The Fund allocates its assets principally among fixed income securities in four market sectors: U.S. investment grade securities, U.S. high yield securities, foreign securities (including emerging market securities) and convertible securities. These securities may include: all types of bonds, debentures, mortgage-related and other asset-backed securities, high-yield and investment grade debt securities, U.S. Government securities, equity-related securities such as convertibles and debt securities with warrants and emerging market debt securities. Under normal circumstances, the Fund invests in each of the four sectors described above. However, the Fund may invest substantially all of its assets in any one sector at any time, subject to the limitation that at least 20% of the Fund's net assets must be invested in any combination of investment grade debt securities, U.S. Government securities and cash equivalents. The fund may invest up to 20% of its net assets in equity securities. Under normal circumstances, the duration of the fund's portfolio of fixed income securities will be between three and seven years with an average effective portfolio maturity of five to twelve years.

Core Fixed Income Fund

•  Seeks income and capital appreciation to produce a high total return.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities of various types. These securities primarily include U.S. Government, mortgage-related, and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"). The fund expects to maintain its average duration range within two years of the bond market's duration as measured by the Lehman Brothers U.S. Aggregate Bond Index (currently approximately four and one-half years).

APPENDIX

Developing Growth Fund

•  Seeks long-term growth of capital through a diversified and actively managed portfolio of developing growth companies, many of which are traded over the counter.

•  Normally invests at least 65% of its net assets in equity securities of companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2000® Index. This range varies daily.

Developing Local Markets Fund

•  Seeks high total return.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in instruments that provide investment exposure to the currencies of, and in fixed income instruments denominated in the currencies of, developing markets at the time of purchase. The fund may invest substantially in forward foreign currency contracts or other derivatives such as options, futures contracts, and swap agreements.

Growth Opportunities Fund

•  Seeks capital appreciation.

•  Uses a growth style of investing favoring companies that show the potential for strong revenue and earnings growth. Normally invests at least 65% of its net assets in equity securities of midsized companies within the market capitalization range of the Russell Mid Cap® Index. This range varies daily.

High Yield Fund

•  Seeks high current income and the opportunity for capital appreciation to produce a high total return.

•  Normally invests in high yield debt securities, which entail greater risks than investments in higher rated or investment grade debt securities. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in lower-rated debt securities, some of which are convertible into common stock or have warrants to purchase common stock. The fund may invest up to 20% of its net assets in foreign securities that are primarily traded outside the United States.

APPENDIX

Income Fund

•  Seeks high level of income consistent with preservation of capital.

•  To pursue its goal, under normal circumstances, the Fund invests at least 65% of its net assets in investment grade debt securities of various types. The Fund invests primarily in investment grade corporate debt securities (including those issued by non-U.S. entities but denominated in U.S. dollars), U.S. Government securities and mortgage- and other asset-backed securities. The Fund may invest up to 35% of its net assets in lower-rated debt securities (sometimes called "junk bonds" or "high-yield debt securities"), foreign securities (including emerging market securities), floating or adjustable rate senior loans, convertible securities and preferred stocks. In addition, the Fund may use credit default swaps, forward currency contracts, futures, options and other types of derivative instruments to seek to enhance returns, to hedge some of its investment risks or as a substitute for a position in the underlying asset.

International Core Equity Fund

•  Seeks long-term capital appreciation.

•  Primarily invests in a diversified portfolio of equity securities of large foreign companies that it believes are undervalued. The fund normally will diversify its investments among a number of different countries throughout the world and will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies. A large company is defined as a company included among the largest 80% of companies in terms of market capitalization in each country represented in the Morgan Stanley Capital International Europe, Australasia and Far East Index®. This range varies daily.

International Opportunities Fund

•  Seeks long-term capital appreciation.

•  Primarily invests in stocks of companies principally based outside the United States. Under normal circumstances, the fund will diversify its investments among a number of different countries throughout the world. The fund normally intends to invest at least 65% of its net assets in equity securities of small companies. A small company is defined as a company having a market capitalization at the time of purchase of less than $5 billion. This market capitalization threshold may vary in response to changes in the markets. The fund may invest its remaining assets in equity securities of larger companies.

APPENDIX

Large Cap Core Fund

•  Seeks growth of capital and growth of income consistent with reasonable risk.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large, seasoned, U.S. and multinational companies. The fund invests in the full spectrum of large companies including those with value or growth characteristics.

Large Cap Growth Fund

•  Seeks long-term capital growth.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies.

Short Duration Income Fund

•  Seeks a high level of income consistent with preservation of capital.

•  To pursue its goal, under normal circumstances, the Fund invests at least 65% of its net assets in investment grade debt securities of various types. The Fund invests primarily in short duration investment grade corporate debt securities (including those issued by non-U.S. entities but denominated in U.S. dollars), U.S. Government securities and mortgage- and other asset-backed securities. The Fund may invest up to 35% of its net assets in lower-rated debt securities (sometimes called "junk bonds" or "high-yield debt securities"), non-U.S. debt securities denominated in foreign currencies and floating or adjustable rate senior loans. In addition, the Fund may use credit default swaps, forward currency contracts, futures, options and other types of derivative instruments to seek to enhance returns, to hedge some of its investment risks or as a substitute for a position in the underlying asset.

Mid Cap Value Fund

•  Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

•  Normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies. A mid-sized company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Mid Cap® Index. This range varies daily.

APPENDIX

Total Return Fund

•  Seeks income and capital appreciation to produce a high total return.

•  Invests primarily in the following fixed income securities: U.S. Government securities; mortgage-related securities; and investment grade debt securities, including those issued by non-U.S. entities but denominated in U.S. dollars (known as "Yankees"); high-yield debt securities (sometimes called "junk bonds"); and securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar. Investments in high-yield debt and non-U.S. debt denominated in foreign currencies are each limited to 20% of its net assets.

Value Opportunities Fund

•  Seeks long-term capital appreciation.

•  Normally invests at least 65% of its net assets in equity securities of small and mid-sized companies. Small and mid-sized companies are defined as companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2500® Index. This range varies daily.

APPENDIX

APPENDIX B: PAST PERFORMANCE OF UNDERLYING FUNDS FOR DIVERSIFIED EQUITY STRATEGY FUND

The performance information shown below is provided to illustrate the past performance of the underlying funds in which the Diversified Equity Strategy Fund may invest. Such performance information does not represent the performance of the Diversified Equity Strategy Fund, which commenced operations in 2006. Investors should realize that this past performance data is not an indication of the future performance of the Diversified Equity Strategy Fund.

The bar charts and tables below provide some indication of the risks of the Diversified Equity Strategy Fund's investing in the underlying funds by illustrating the variability of the underlying funds' returns. Each assumes reinvestment of dividends and distributions. The underlying funds' past performance, before and after taxes, is not necessarily an indication of how the underlying funds will perform in the future.

The bar charts show changes in the performance of the underlying funds' Class I shares from calendar year to calendar year. Performance for the Class I shares is shown because the Diversified Equity Strategy Fund invests in such shares.

AFFILIATED FUND

Bar Chart (per calendar year) — Class I Shares

Best Quarter 2nd Q '03 +18.3%  Worst Quarter 3rd Q '02 -19.6%

The total return of the Fund's Class I shares for the nine-month period from January 1, 2007 to September 30, 2007 was ____%.

APPENDIX

ALL VALUE FUND

Bar Chart (per calendar year) — Class I Shares

Best Quarter 4th Q '04 +11.1%  Worst Quarter 1st Q '05 -1.9%

The total return of the Fund's Class I shares for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

DEVELOPING GROWTH FUND

Bar Chart (per calendar year) — Class I Shares

Best Quarter 4th Q '98 +28.4%  Worst Quarter 3rd Q '02 -23.7%

The total return of the Fund's Class I shares for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

APPENDIX

GROWTH OPPORTUNITIES FUND

Bar Chart (per calendar year) — Class I Shares

Best Quarter 4th Q '99 +46.4%  Worst Quarter 3rd Q '01 -20.7%

The total return of the Fund's Class I shares for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

LARGE CAP CORE FUND

Bar Chart (per calendar year) — Class I Shares

Best Quarter 2nd Q '03 +18.7%  Worst Quarter 3rd Q '02 -19.2%

The total return of the Fund's Class I shares for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

APPENDIX

LARGE CAP GROWTH FUND

Bar Chart (per calendar year) — Class I Shares

Best Quarter 4th Q '01 +18.6%  Worst Quarter 1st Q '01 -25.7%

The total return of the Fund's Class I shares for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

MID CAP VALUE FUND

Bar Chart (per calendar year) — Class I Shares

Best Quarter 2nd Q '03 +15.6%  Worst Quarter 3rd Q '02 -14.6%

The total return of the Fund's Class I shares for the nine-month period from January 1, 2007 to September 30, 2007 was ___%.

APPENDIX

VALUE OPPORTUNITIES FUND

Bar Chart (per calendar year) — Class I Shares

Best Quarter 1st Q '06 +15.8%  Worst Quarter 3rd Q '06 +2.2%

The total return of the Fund's Class I shares for the nine-month period from January 1, 2007 to September 30, 2007 was ____%.

INTERNATIONAL CORE EQUITY FUND

Bar Chart (per calendar year) — Class I Shares

Best Quarter 4th Q '04 +15.0%  Worst Quarter 2nd Q '06 -2.5%

The total return of the Fund's Class I shares for the nine-month period from January 1, 2007 to September 30, 2007 was ____%.

APPENDIX

INTERNATIONAL OPPORTUNITIES FUND

Bar Chart (per calendar year) — Class I Shares

Best Quarter 1st Q '98 +23.8%  Worst Quarter 4th Q '00 -23.2%

The total return of the Fund's Class I shares for the nine-month period from January 1, 2007 to September 30, 2007 was ____%.

AMERICA'S VALUE FUND

Bar Chart (per calendar year) — Class I Shares

Best Quarter 4th Q '03 +12.7%  Worst Quarter 3rd Q '02 -13.1%

The total return of the Fund's Class I shares for the nine-month period from January 1, 2007 to September 30, 2007 was ____%.

APPENDIX

The tables below show how the average annual total returns of the underlying funds' Class I shares compare to those of one or more broad-based securities market indices.

The after-tax returns of Class I shares included in the tables below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

AFFILIATED FUND

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	Life of Fund(1)
Class
Class I Shares Return Before Taxes	18.05%	8.16%	7.73%
Return After Taxes on Distributions	16.10%	6.75%	5.46%
Return After Taxes on Distributions and Sale of Fund Shares	12.96%	6.41%	5.41%
Index
S&P 500® Index(2) (reflects no deduction for fees, expenses, or taxes)	15.80%	6.19%	4.62%
S&P 500/Citigroup Value Index(2) (reflects no deduction for fees, expenses, or taxes)	20.80%	9.06%	6.09%
Russell 1000® Value Index(2) (reflects no deduction for fees, expenses, or taxes)	22.25%	10.86%	7.51%

  (1)  The date of inception for Class I shares is 3/27/98.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

APPENDIX

ALL VALUE FUND

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	Life of Fund(1)
Class
Class I Shares Return Before Taxes	14.15%	18.91%
Return After Taxes on Distributions	12.23%	17.72%
Return After Taxes on Distributions and Sales of Fund Shares	10.52%	16.18%
Index
S&P 500/Citigroup Value Index(2) (reflects no deduction for fees, expenses, or taxes)	20.80%	21.28%
Russell 3000® Value Index(2) (reflects no deduction for fees, expenses, or taxes)	22.34%	21.97%

  (1)  The date Class I shares were first offered to the public was 3/31/03.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

DEVELOPING GROWTH FUND

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	Life of Fund(1)
Class
Class I Shares Return Before Taxes	12.86%	6.04%	5.25%
Return After Taxes on Distributions†	8.54%	5.17%	4.41%
Return After Taxes on Distributions and Sale of Fund Shares†	9.84%	4.85%	4.13%
Index
Russell 2000® Growth Index(2) (reflects no deduction for fees, expenses, or taxes)	13.35%	6.93%	4.17%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (1)  The date Class I shares were first offered to the public was 12/30/97.

  (2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

APPENDIX

GROWTH OPPORTUNITIES FUND

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	Life of Fund(1)
Class
Class I Shares Return Before Taxes	7.66%	4.85%	10.77%
Return After Taxes on Distributions†	6.26%	4.48%	10.48%
Return After Taxes on Distributions and Sale of Fund Shares†	6.89%	4.18%	9.53%
Index
Russell Midcap® Growth Index(2) (reflects no deduction for fees, expenses or taxes)	10.66%	8.22%	9.15%
S&P MidCap 400/Citigroup Growth Index(2) (reflects no deduction for fees, expenses or taxes)	5.81%	7.72%	12.68%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (1)  The date of inception for Class I shares is 10/15/98.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

LARGE CAP CORE FUND

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	Life of Fund(1)
Class
Class I Shares Return Before Taxes	12.88%	6.54%	5.31%
Return After Taxes on Distributions	11.92%	5.99%	4.51%
Return After Taxes on Distributions and Sale of Fund Shares	9.12%	5.50%	4.22%
Index
S&P 500® Index(2) (reflects no deduction for fees, expenses or taxes)	15.80%	6.19%	2.22%
Russell 1000® Index(2) (reflects no deduction for fees, expenses or taxes)	15.46%	6.82%	2.78%

  (1)  The date of inception for Class I shares is 5/3/99.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

APPENDIX

LARGE CAP GROWTH FUND

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	Life of Fund(1)
Class
Class I Shares Return Before Taxes†	4.99%	-0.66%	-8.70%
Return After Taxes on Distributions†	4.99%	-0.66%	-8.71%
Return After Taxes on Distributions and Sale of Fund Shares†	3.24%	-0.56%	-7.05%
Index
Russell 1000® Growth Index(2) (reflects no deduction for fees, expenses, or taxes)	9.07%	2.69%	-4.85%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes and the Return After Taxes on Distributions for the same period if there was a tax loss on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return. The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small.

  (1)  The SEC declared the Fund effective on 12/30/99.

  (2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

MID CAP VALUE FUND

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	Life of Fund(1)
Class
Class I Shares Return Before Taxes	12.69%	11.59%	15.01%
Return After Taxes on Distributions†	10.39%	10.33%	13.05%
Return After Taxes on Distributions and Sale of Fund Shares†	10.41%	9.72%	12.31%
Index
S&P MidCap 400/Citigroup Value Index(2) (reflects no deduction for fees, expenses, or taxes)	14.62%	13.88%	13.37%
Russell Midcap® Value Index(2) (reflects no deduction for fees, expenses, or taxes)	20.22%	15.88%	11.82%

  †  The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

  (1)  The date of inception for Class I shares is 5/3/99.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

APPENDIX

VALUE OPPORTUNITIES FUND

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	Life of Fund(1)
Class
Class I Shares Return Before Taxes	29.41%	29.32%
Return After Taxes on Distributions	28.00%	27.91%
Return After Taxes on Distributions and Sales of Fund Shares	19.11%	24.11%
Index
Russell 2500® Value Index(2) (reflects no deduction for fees, expenses or taxes)	20.18%	20.12%
Russell 2500® Index(2) (reflects no deduction for fees, expenses or taxes)	16.16%	16.12%

  (1)  The SEC declared the Fund effective on 12/20/05. Performance for the class began on 12/30/05.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

INTERNATIONAL CORE EQUITY FUND

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	Life of Fund(1)
Class
Class I Shares Return Before Taxes	24.03%	18.66%
Return After Taxes on Distributions	21.82%	17.54%
Return After Taxes on Distributions and Sale of Fund Shares	16.11%	15.62%
Index
MSCI EAFE® Index ("With Gross Dividends")(2)(3) (reflects no deduction for fees, expenses or taxes)	26.86%	20.41%
MSCI EAFE® Index ("With Net Dividends")(2)(3) (reflects no deduction for fees or expenses, but reflects deduction of withholding taxes)	26.34%	19.93%

  (1)  The SEC declared the Fund effective on 12/31/03.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

  (3)  The MSCI EAFE® Index assumes reinvestment of all dividends and distributions. "Net Dividends" reflects a reduction in dividends after taking into account the withholding of taxes by certain foreign countries represented in the MSCI EAFE® Index.

APPENDIX

INTERNATIONAL OPPORTUNITIES FUND

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	Life of Fund(1)
Class
Class I Shares Return Before Taxes	29.13%	17.13%	6.31%
Return After Taxes on Distributions	28.96%	16.82%	5.81%
Return After Taxes on Distributions and Sale of Fund Shares	18.93%	14.90%	5.17%
Index
S&P/Citigroup Extended Market World ex-U.S. Index(2) (reflects no deduction for fees, expenses, or taxes)	29.42%	23.73%	13.13%(3)

  (1)  The date of inception for Class I shares is 12/30/97.

  (2)  The performance of the unmanaged index is not necessarily representative of the Fund's performance.

  (3)  Represents total return for the period 12/31/97 – 12/31/06, to correspond with Class I period shown.

AMERICA'S VALUE FUND

Average Annual Total Returns

(for periods ended December 31, 2006)

	1 Year	5 Years	Life of Fund(1)
Class
Class I Shares Return Before Taxes	15.19%	9.71%	9.69%
Return After Taxes on Distributions	13.34%	8.56%	8.54%
Return After Taxes on Distributions and Sales of Fund Shares	10.37%	7.79%	7.77%
Index
S&P 500® Index(2) (reflects no deduction for fees, expenses, or taxes)	15.80%	6.19%	6.01%
65% Russell 3000® Value Index/35% Merrill Lynch High Yield Master II Index(2) (reflects no deduction for fees, expenses, or taxes)	18.57%	10.86%	10.81%
65% Russell 3000® Value Index/35% Merrill Lynch High Yield Master II Constrained Index(2) (reflects no deduction for fees, expenses, or taxes)	18.19%	10.89%	10.84%

  (1)  The SEC declared the Fund effective on 12/27/01 for Class I shares.

  (2)  The performance of the unmanaged indices is not necessarily representative of the Fund's performance.

APPENDIX

To Obtain Information:
By telephone. For shareholder account inquiries and for literature requests call the Funds at: 888-522-2388.
By mail. Write to the Funds at: The Lord Abbett Family of Funds 90 Hudson Street Jersey City, NJ 07302-3973
Via the Internet. Lord, Abbett & Co. LLC www.LordAbbett.com
Text only versions of Fund documents can be viewed online or downloaded from the SEC: www.sec.gov.
You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

More information on each Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

The Funds' Annual and Semiannual Reports contain more information about each Fund's investments and performance. The Annual Report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year. The Reports are available free of charge at www.LordAbbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

The SAI provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this Prospectus). The SAI is available free of charge at www.LordAbbett.com, and through other means, as indicated on the left.

Lord Abbett Mutual Fund shares are
distributed by:
LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street
Jersey City, NJ 07302-3973

Lord Abbett Investment Trust –

Lord Abbett Balanced Strategy Fund

Lord Abbett Diversified Equity Strategy Fund

Lord Abbett Diversified Income Strategy Fund

Lord Abbett Growth & Income Strategy Fund

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett High Yield Fund

Lord Abbett Income Fund

Lord Abbett Short Duration Income Fund

Lord Abbett Total Return Fund

LAIT-I-1

(12/07)

SEC File Number: 811-07988

LORD ABBETT

Statement of Additional Information                                                                                                                                                                                                                                                                                                                  [                                    ], 2007

LORD ABBETT INVESTMENT TRUST

Lord Abbett Balanced Strategy Fund

Lord Abbett Diversified Equity Strategy Fund

Lord Abbett Diversified Income Strategy Fund

Lord Abbett Growth & Income Strategy Fund

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Floating Rate Fund

Lord Abbett High Yield Fund

Lord Abbett Income Fund

Lord Abbett Short Duration Income Fund

Lord Abbett Total Return Fund

 (Class A, B, C, F, P, R2, and R3 Shares)

This Statement of Additional Information (“SAI”) is not a Prospectus.  A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC (“Lord Abbett Distributor”) at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectuses for the Class A, B, C, F, P, R2and R3 shares of Lord Abbett Investment Trust – Lord Abbett Balanced Strategy Fund (the “Balanced Strategy Fund”), Lord Abbett Diversified Equity Strategy Fund  (the “Diversified Equity Strategy Fund”), Lord Abbett Diversified Income Strategy Fund (the “Diversified Income Strategy Fund”), Lord Abbett Growth & Income Strategy Fund (“Growth & Income Strategy Fund”), Lord Abbett Convertible Fund (the “Convertible Fund”), Lord Abbett Core Fixed Income Fund (the “Core Fixed Income Fund”),  Lord Abbett Floating Rate Fund (the “Floating Rate Fund”), Lord Abbett High Yield Fund (the “High Yield Fund”), Lord Abbett Income Fund, formerly the Lord Abbett U.S. Government & Government Sponsored Enterprises Fund  (the “Income Fund”), Lord Abbett Short Duration Income Fund, formerly Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund (the “Short Duration Income Fund”) and Lord Abbett Total Return Fund (the “Total Return Fund”) (each individually a “Fund” or, collectively, the “Funds”), dated December [       ], 2007.  The Balanced Strategy Fund, Diversified Equity Strategy Fund, Diversified Income Strategy Fund, and Growth & Income Strategy Fund are sometimes referred to as the “Strategic Allocation Funds.”  Certain capitalized terms used throughout this SAI are defined in the Fund’s Prospectus.

Shareholder account inquiries should be made by directly contacting the Funds or by calling 888-522-2388.  The Funds’ Annual and Semiannual Reports to Shareholders contain additional performance information and are available without charge, upon request by calling 888-522-2388.  In addition, you can make inquiries through your dealer.

1.

Fund History

Lord Abbett Investment Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 16, 1993, with an unlimited amount of shares of beneficial interest authorized.  The Trust has eleven funds or series, each of which is described in this SAI: Balanced Strategy Fund,  Diversified Equity Strategy Fund, Diversified Income Strategy Fund,    Growth & Income Strategy Fund, Convertible Fund, Core Fixed Income Fund, Floating Rate Fund, High Yield Fund, Income Fund, Short Duration Income Fund and Total Return Fund.  The Funds are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “Act”).  Each Fund offers seven classes of shares in this SAI (A, B, C, F, P, R2 and R3).  Class P shares of the Income Fund and Short Duration Income Fund are neither offered to the general public nor available in all states.  Effective September 28, 2007, Class Y shares of each Fund were renamed Class I.  Class I  shares of each Fund are offered in a separate SAI.

Lord Abbett Balanced Strategy Fund was formerly known as Balanced Series and changed its name effective July 1, 2005.  Lord Abbett Short Duration Income Fund was formerly known as the Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund and changed its name effective December  [       ], 2007 and prior to October 1, 2003, was known as Lord Abbett Limited Duration U.S. Government Securities Series. Lord Abbett Income Fund was formerly known as Lord Abbett U.S. Government & Government Sponsored Enterprises Fund and changed its name effective December [       ], 2007 and prior to October 1, 2003, was known as U.S. Government Securities Series.  Lord Abbett Diversified Income Strategy Fund was formerly known as Lord Abbett Income Strategy Fund and changed its name effective September 14, 2007.  Lord Abbett Growth & Income Strategy Fund was formerly known as Lord Abbett World Growth & Income Strategy Fund and changed its name effective September 14, 2007.

2.

Investment Policies

Fundamental Investment Restrictions.  Each Fund’s investment objective in the Prospectus cannot be changed without approval of a majority of the Fund’s outstanding shares (as defined in the Act).  Each Fund is also subject to the following fundamental investment restrictions that cannot be changed for a Fund without approval of a majority of that Fund’s outstanding shares (as defined in the Act).

Each Fund may not:

(1)          borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

(2)          pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund’s investment policies as permitted by applicable law);

(3)          engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4)          make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

2

(5)          buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6)          with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and for each of the Strategic Allocation Funds, securities issued by an investment company or (ii) 10% of the voting securities of such issuer;

(7)          with respect to Balanced Strategy Fund, Convertible Fund, Diversified Equity Strategy Fund, High Yield Fund, Diversified Income Strategy Fund, Income Fund, Short Duration Income Fund, and Growth & Income Strategy Fund, invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry excluding securities of the U.S. Government, its agencies and instrumentalities;

(8)          with respect to Core Fixed Income Fund and Total Return Fund, invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities and mortgage-backed securities as described under “Mortgage-Related and other Asset-Backed Securities” below); or

(9)          issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction, with which the Funds must comply on a continuous basis.

Non-Fundamental Investment Restrictions.  In addition to each Fund’s investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Trustees (the “Board”) without shareholder approval.

Each Fund may not:

(1)                      make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(2)                      invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933 (“Rule 144A”)  determined by Lord Abbett to be liquid, subject to the oversight of the Board;

(3)                      invest in securities issued by other investment companies except to the extent permitted by applicable law (except that Core Fixed Income Fund, Floating Rate Fund, High Yield Fund, Income Fund, Short Duration Income Fund and Total Return Fund, may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

(4)                      invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange (“NYSE”) or American Stock Exchange or a major foreign exchange);

3

(5)                      invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(6)                      write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in each Fund’s Prospectus and SAI, as they may be amended from time to time;

(7)                      buy from or sell to any of the Trust’s officers, trustees, employees, or its investment adviser or any of the adviser’s officers, partners, or employees, any securities other than shares of the Trust; or

(8)                      with respect to the High Yield Fund only, invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

Portfolio Turnover Rate.  For the fiscal years ended November 30, 2006 and 2005, the portfolio turnover rates for each Fund were as follows:

Fund	2006	2005
Balanced Strategy Fund	0.00%	0.00%
Diversified Equity Strategy Fund	0.00%*	N/A
Diversified Income Strategy Fund	0.00%	0.05%**
Growth & Income Strategy Fund	0.00%	0.06%**
Convertible Fund	104.11%	78.26%
Core Fixed Income Fund	455.93%	416.16%
Floating Rate Fund	N/A ***	N/A ***
High Yield Fund	108.90%	122.46%
Income Fund	499.81%	485.03%
Short Duration Income Fund	304.77%	295.07%
Total Return Fund	468.89%	420.64%

*6/29/06 (commencement of operations) through 11/30/06

**6/29/05 (commencement of operations) through 11/30/05

*** Has not yet commenced operations

Additional Information on Portfolio Risks, Investments and Techniques.  The following section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks.  In the case of the Strategic Allocation Funds, references to each “Fund” or the “Funds” refer to all or certain of the underlying funds.

Average Duration. The Short Duration Income Fund maintains its average dollar weighted portfolio duration to a range of one to three years.  However, many of the securities in which the Fund invests will have remaining durations in excess of four years.  [The Income Fund expects to maintain its average duration between three and eight years.]  The Core Fixed Income Fund and Total Return Fund will maintain a duration within two years of the bond market’s duration as measured by the Lehman Brothers Aggregate Bond Index.  Currently, this index has a duration of approximately four years.

Some securities may have periodic interest rate adjustments based upon an index such as the 90-day Treasury Bill rate.  This periodic interest rate adjustment tends to lessen the volatility of the security’s price.  With respect to securities with an interest rate adjustment period of one year or less, the Funds will, when determining average-weighted duration, treat such a security’s maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as GNMA, FNMA, FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have a shorter duration than would be implied by their stated final maturity. For purposes of determining each Fund’s average maturity, the maturities of such securities will be calculated based upon the issuing agency’s payment factors using industry-accepted valuation models.

4

Borrowing Money.  Each Fund may borrow money for certain purposes as described above under “Fundamental Investment Restrictions.”  If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

Convertible Securities.  Certain of the Strategic Allocation Funds’ underlying funds, as well as Convertible Fund, High Yield Fund and Income Fund may, invest in convertible securities. Core Fixed Income Fund and Total Return Fund may invest up to 5% of their net assets in convertible securities.

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that entitle the holders to acquire common stock or other equity securities of the same or a different issuer.  A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt securities.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such, is subject to risks relating to the activities of the issuer and/or general market and economic conditions.  The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset.  However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.  In addition, convertible securities are often lower-rated securities.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price.  If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or sell the convertible security to a third party, which could result in an unanticipated principal loss.  The Funds generally invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

Debt Securities. In accordance with each Fund’s investment objectives and policies, each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments.  The value of debt securities may fluctuate based on changes in interest rates and the issuer’s financial condition.  When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. A security will be considered “investment grade” if at least one Rating Agency (as defined in the Prospectus) assigns such a rating to the security or if Lord Abbett determines the security to be of such quality.

Depositary Receipts.  Each Fund may invest in American Depositary Receipts (“ADRs”) and similar depositary receipts. ADRs, typically issued by a financial institution (a “depositary”), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary.  Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States.  Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

Derivatives.  Consistent with their investment objectives and policies, certain of the Funds and underlying funds of the Strategic Allocation Funds may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, or to provide a substitute for purchasing or selling particular securities or to increase potential returns.  Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes.  Examples of derivative instruments the Funds may use, to the extent described in the Prospectus and this SAI, include options contracts, futures contracts, options on futures contracts, forward currency contracts, structured notes, swap agreements and credit derivatives, which are described below.  Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would.  A Fund’s

5

portfolio managers, however, may decide not to employ some or all of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss.  A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  In contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, Lord Abbett will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Each Fund may be required to “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other Securities and Exchange Commission (“SEC”) or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives. In the case of futures contracts and forward contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open.  With respect to futures contracts and forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.  By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.  Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Credit Derivatives.  The Funds may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives.  Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively.  Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.  There are three basic transactional forms for credit derivatives: swaps, options and structured instruments.  The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.  If Lord Abbett is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used.  Moreover, even if Lord Abbett is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.  A Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

Combined Transactions.  Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions

6

(“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Lord Abbett, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on Lord Abbett’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments.  The Funds may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.  Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or SAI.

Equity Securities. Certain of the Strategic Allocation Funds’ underlying funds may invest in equity securities in accordance with their investment objectives and policies. The Convertible Fund and High Yield Fund each may invest up to 20% of their assets in equity securities. These include common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments.  Common stocks, the most familiar type, represent an ownership interest in a company.  The value of equity securities fluctuates based on changes in a company’s financial condition, and on market and economic conditions.

Foreign Currency Transactions.  Certain of the Strategic Allocation Funds through their underlying funds and the  Floating Rate Fund, Income Fund, Short Duration Income Fund and Total Return Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes.  The Convertible Fund, High Yield Fund, and Core Fixed Income Fund with respect to 20%, 20%, and 5% of each of their respective net assets may engage in spot transactions and may use forward contracts to protect against uncertainty in the level of future exchange rates.

Each Fund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies.  “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations.  To the extent a Fund invests in such currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar.  Currency rates in foreign countries may fluctuate significantly over short periods of time.  Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss.  A U.S. dollar investment in depositary receipts or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

Each Fund may engage in spot transactions and also may use forward contracts.  A forward contract on foreign currencies involves obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into.  These contracts typically are traded in the OTC derivatives market and entered into directly between currency traders and their customers.

Each Fund may enter into forward contracts with respect to specific transactions.  For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction.  A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value

7

relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.  For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, a Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

Each Fund also may enter into currency forward contracts that are contractually required to, or may settle in cash, including non-deliverable currency forward contracts (“NDFs”). Each Fund intends to enter into cash-settled currency forward contracts, including NDFs, that contractually require the netting of the parties’ liabilities. Under a cash-settled forward contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward contracts are marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward contract if the Fund has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward contract if the counterparty has a net obligation under the contract. A cash-settled forward contract generally does not require any initial cash outlay by the Fund. The Fund’s currency forward contracts, including its NDFs, will generally have maturities of approximately one to three months but may have maturities of up to six months or more. Each currency forward contract entered into by the Fund will identify a specific “contract settlement rate,” generally equal to or approximately equal to the current forward price of the underlying currency at the time the contract is established.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Foreign Currency Options.  Certain of the Strategic Allocation Funds’ underlying funds may take positions in options on foreign currencies.  The High Yield Fund and Total Return Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities a Fund holds in its portfolio or intends to purchase.  The Core Fixed Income Fund, with respect to up to 5% of its net assets, may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase.

For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency.  Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that

8

currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved.  A Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Funds may enter represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis.  Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable.  Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Each Fund may effectively terminate its rights or obligations under options by entering into closing transactions.  Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.  The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar.  Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions.  As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency.  Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months.  The exercise price may be below, equal to or above the current market value of the underlying currency.  Options that expire unexercised have no value, and the Funds will realize a loss of any premium paid and any transaction costs.  Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that the Funds will be able to liquidate an option at a favorable price at any time prior to expiration.  In the event of insolvency of the counter-party, the Funds may be unable to liquidate a foreign currency option.  Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Funds would have to exercise those options that they had purchased in order to realize any profit.

Foreign Securities. Certain of the Strategic Allocation Funds’ underlying funds, Convertible Fund, Core Fixed Income Fund, Floating Rate Fund, High Yield Fund, Income Fund, Short Duration Income Fund and Total Return Fund may invest in foreign securities in accordance with their investment objectives and policies.  Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

•                  Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage).  A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

•                  Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the United States.

•                  Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

•                  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers.  There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

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•                  There is generally less government regulation of foreign markets, companies and securities dealers than in the United States.

•                  Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

•                  Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund’s portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

•                  With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries.  In addition, a Fund may invest in less developed countries, sometimes referred to as emerging markets.  The risks of investing in foreign markets are generally more severe in emerging markets.

The Convertible Fund, High Yield Fund, Income Fund, Short Duration Income Fund, Total Return Fund, and Core Fixed Income Fund may invest up to 20%, 20%, 35%, 35%, 20%, and 5% of their respective net assets in securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar.  The Floating Rate Fund may invest up to 25% of its total assets in Senior Loans made to foreign-domiciled Borrowers and foreign securities, but expects that substantially all of the Senior Loans in which it invests will be U.S. dollar-denominated.

Futures Contracts and Options on Futures Contracts.  The Funds may engage in futures and options on futures transactions in accordance with their investment objective and policies.  Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts.  Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.  Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security.  An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time.  In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits.  At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called “initial margin.”  Subsequent payments, called “variation margin”, are made on a daily basis as the market price of the futures contract or option fluctuates.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  Transaction costs also are included in these calculations.

Consistent with their investment objectives and policies, the Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts present substantial risks, including the following:

•                  While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.

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•                  Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.

•                  The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•                  Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund’s net asset value.

•                  As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.

•                  Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•                  The counterparty to an OTC contract may fail to perform its obligations under the contract.

Specific Futures Transactions.  Consistent with their investment objectives and policies, the Funds may invest in futures contracts and options on futures contracts, including those with respect to interest rates, currencies and securities indexes.

Each Fund may purchase and sell index futures contracts and options thereon.  An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

The market value of a stock index futures contract is based primarily on the value of the underlying index.  Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract.  If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund’s portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio.  Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e, the size of the futures position).  Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.  Stock index futures contracts are subject to the same risks as other futures contracts.

Each Fund may purchase and sell interest rate futures contracts and options thereon.  An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.  Each Fund also may purchase and sell currency futures and options thereon, as described above.

High-Yield or Lower-Rated Debt Securities.  The Funds may invest in high-yield debt securities, in accordance with their investment objectives and policies. High-yield debt securities (also referred to as “lower-rated debt securities” or “junk bonds”) are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities.  When compared to investment grade debt securities, high-yield debt securities:

•                  have a higher risk of default and their prices can be much more volatile due to lower liquidity;

•                  tend to be less sensitive to interest rate changes; and

•                  pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate

11

acquisitions and restructurings.  Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett’s research and analysis are important ingredients in the selection of such securities.  Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, a Fund seeks to reduce this risk.  There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur.  Each Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

Illiquid Securities.  Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value.  Illiquid securities include:

•                  Domestic and foreign securities that are not readily marketable.

•                  Repurchase agreements and time deposits with a notice or demand period of more than seven days.

•                  Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A (“144A Securities”) and is liquid.

144A Securities may be resold to a qualified institutional buyer (“QIB”) without registration and without regard to whether the seller originally purchased the security for investment.  Investing in 144A Securities may decrease the liquidity of each Fund’s portfolio to the extent that QIBs become for a time uninterested in purchasing these securities.  The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investment Companies.  Each Fund (other than the Strategic Allocation Funds, each a “fund of funds” that invests substantially all of its assets in certain other Lord Abbett-sponsored funds) may invest in securities of other investment companies subject to limitations prescribed by the Act, except that Core Fixed Income Fund, High Yield Fund, Income Fund, Short Duration Income Fund and Total Return Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index.  A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs.  The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor’s Depositary Receipt, commonly known as a “SPDR.”

Mortgage-Related and Other Asset-Backed Securities.  In accordance with their investment objectives and policies, certain of the Strategic Allocation Funds’ underlying funds, Core Fixed Income Fund, High Yield Fund, Income Fund, Short Duration Income Fund and Total Return Fund may invest extensively in mortgage-related securities and also may invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions.  Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Mortgage Pass-Through Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their

12

residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

Government National Mortgage Association.  The principal governmental guarantor of mortgage-related securities is the “GNMA.” GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds’ investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities.  In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.  The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.  In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits (“CMOs”).  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are issued in multiple classes, each bearing a different stated maturity.  Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage

13

loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, or stripped mortgage-backed securities.

Mortgage Dollar Rolls. The Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. Such transactions are treated as financing transactions for financial reporting purposes. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

To Be Announced “TBA” Sale Commitments. The Funds may enter into TBA sale commitments to sell mortgage backed securities that a Fund owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the Funds’ valuation procedures. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Stripped Mortgage-Backed Securities (“SMBS”).  SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money.  The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

Other Asset-Backed Securities.  The Funds, in accordance with their investment objectives and policies, may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property.  In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.

Municipal Bonds.  Each Fund may invest up to 5% of its net assets in municipal bonds, which, at the time of purchase, are investment grade or determined by Lord Abbett to be of comparable quality.  Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, Puerto Rico and their political subdivisions, agencies and instrumentalities.  Municipal bonds generally are divided into two types:  (1) general obligation bonds which are secured by the full faith and credit of the issuer and its taxing power; and (2) revenue bonds, including industrial development bonds and private activity bonds, which are payable only from revenue derived from a particular facility or source, such as bridges, tolls or sewer services.  Any income attributable to a Fund’s municipal bond holdings will not retain its tax-exempt character when distributed to shareholders.

Like other fixed income investments, the value of a Fund’s investments in municipal bonds will vary in response to changes in interest rates and other market factors.  As interest rates rise, these investments typically will lose value.  Additional risks that could reduce a Fund’s performance or increase volatility include:  (1) credit risk where the market

14

perceives a deterioration in the creditworthiness of an issuer, causing the value of its bonds to decline; (2) call risk where bond issuers may pay off their loans early by buying back the bonds as interest rates decline, thus depriving bondholders of above market interest rates; (3) governmental risk where government actions and/or local, state and regional factors may have an adverse effect on bond prices; (4) legislative risk where legislative changes in the tax-exempt character of particular municipal bonds may have an adverse effect on bond prices; and (5) management risk where certain sectors or investments do not perform as expected, resulting in the Fund’s underperformance relative to similar funds or losses to the Fund.

Options.  Each Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Each Fund may also enter into “closing purchase transactions” in order to terminate its obligation to deliver the underlying security.  This may result in a short-term gain or loss.  A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written.  If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets.  A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.  The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.  The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Each Fund, other than certain of the Strategic Allocation Funds’ underlying funds, (1) will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options, (2) may write covered put options to the extent that cover for such options does not exceed 15% of the Fund’s net assets, and (3) may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund’s net assets at the time an option is written.

Specific Options Transactions.  Each Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities), including U.S. Government securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. or foreign securities exchanges or in the over-the-counter market, or securities indices, currencies or futures.

An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

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Consistent with its investment objective and policies, each Fund may purchase and sell call and put options on foreign currency.  These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Successful use by the Funds of options and options on futures will be subject to Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates.  To the extent Lord Abbett’s predictions are incorrect, the Funds may incur losses.  The use of options can also increase a Fund’s transaction costs.

Over-the-Counter Options.  Certain of the Strategic Allocation Funds’ underlying funds may enter into OTC options contracts (“OTC options”).  OTC options differ from exchange-traded options in several respects.  OTC options are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of the dealer or otherwise, in which event, a Fund may experience material losses.  However, in writing OTC options, the premium is paid in advance by the dealer.  OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options.  Since there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by Lord Abbett and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction.  In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time.  Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it.  Similarly, when a Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with whom the Fund originally wrote it.  If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised.  Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so.  Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.  Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Each Fund and Lord Abbett believe that such dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary.  Each Fund currently will not engage in OTC options transactions if the amount invested by a Fund in OTC options plus a “liquidity charge” related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund’s net assets.  The “liquidity charge” referred to above is computed as described below.

Each Fund anticipates entering into agreements with dealers to which the Fund sells OTC options.  Under these agreements a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the “Repurchase Price”).  The “liquidity charge” referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option.  The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price.  In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security.  If there is no such agreement requiring a dealer to allow a Fund to repurchase a specific OTC option written by the Fund, the “liquidity charge” will be the current market value of the assets serving as “cover” for such OTC option.

Preferred Stock, Warrants, and Rights. In accordance with their investment objectives and policies, certain of the Strategic Allocation Funds’ underlying funds, Convertible Fund, High Yield Fund and Income Fund may invest in preferred stock, warrants and rights.  Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stockholders but after bond holders and other creditors.  Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.  Investments in preferred stock present market and liquidity risks.  The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant.  Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro-

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rata basis) for additional securities of the same class, of a different class or of a different issuer.  The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities.  Warrants and rights cease to have value if they are not exercised prior to their expiration date.  Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

Repurchase Agreements.  Each Fund may enter into repurchase agreements with respect to securities.  A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date.  The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security.  Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises (“U.S. Government Securities”) having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest).  Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks.  For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them.  Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties.  Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks.  Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

Reverse Repurchase Agreements.  Each Fund may enter into reverse repurchase agreements.  In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price.  Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold.  Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities.  Each Fund will attempt to minimize this risk by managing its duration.  Each Fund’s reverse repurchase agreements will not exceed 20% of the Fund’s net assets.

Securities Lending.  Although the Funds have no current intention of doing so, each Fund may lend portfolio securities to registered broker-dealers.  These loans may not exceed 30% of a Fund’s total assets.  Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned.  A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a “placing broker.”  No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, each of the Funds can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received.  Lending portfolio securities could result in a loss or delay in recovering a Fund’s securities if the borrower defaults.

Senior Loans. The Floating Rate Fund invests substantially in Senior Loans and each of the Income Fund and the Short Duration Income Fund may invest up to 35% of its net assets in such instruments.  A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or

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novations of, a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

[The Fund typically purchases “Assignments” from the Agent or other Loan Investors. The purchase of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.]

[The Fund also may invest in “Participations.” Participations by the Fund in a Loan Investor’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Loan Investor selling the Participation.  If a Loan Investor selling a Participation becomes insolvent, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.]

[The Fund intends to acquire Participations only if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor’s Ratings Group (“S&P”) or Baa or P-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally recognized rating agency (each a “Rating Agency”)) or determined by the investment adviser to be of comparable quality. Securities rated Baa by Moody’s have speculative characteristics. Similarly, the Fund will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent as to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by Lord Abbett to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody’s is regarded by Moody’s as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody’s are considered by Moody’s to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.]

Short Sales.  Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short.  Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

Structured Securities and Other Hybrid Instruments. In accordance with their investment objective and policies, certain of the Strategic Allocation Funds’ underlying funds may invest in structured securities and other hybrid instruments, while the Core Fixed Income Fund, High Yield Fund and Total Return Fund may invest up to 5% of their respective net assets in structured securities.  Structured securities and other hybrid instruments are types of derivative securities whose value is determined by reference to changes in the value of specific securities, currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  Structured securities may be positively or negatively indexed, so the

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appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. Structured securities may present additional risks that are different from those associated with a direct investment in fixed-income or equity securities; they may be more volatile, less liquid and more difficult to price accurately and subject to additional credit risks. A Fund that invests in structured securities could lose more than the principal amount invested.

Structured securities and other hybrid instruments can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a Reference and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the Reference.  These References may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids.  These risks may cause significant fluctuations in the net asset value of the Fund.

Swap and Similar Transactions.  Certain underlying funds of the Strategic Allocation Funds and each Fund may enter into interest rate, equity index, credit, currency and total return swap agreements and swaptions (options on swaps).  A Fund may enter into these transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so.  A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or “notional” amount.  The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities, currencies or indices.  The Funds may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

In an interest rate swap, the Funds may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount.  Interest rate swaps may enable a Fund to either increase or reduce its interest rate risk or to adjust the duration of its bond portfolio.

In a credit default swap, the Funds may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the debt.  In such transactions, a Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers.  Alternatively, a Fund may agree to provide such credit protection in exchange for receiving the premium payments.

Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

The Funds may enter into long and short currency positions using swap contracts under which they will, at the end of the term of the swap contract, make a payment that is based on a fixed currency exchange rate in exchange for a payment from the swap counterparty that is based on the prevailing currency exchange rate.  These swap contracts generally will have terms of approximately one to three months, but may have terms of up to six months or more.  Lord Abbett, however, in its discretion may terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligation under the swap contract.  At the end of a swap contract’s term, the Funds may enter into a new swap contract.  A Fund’s swap contracts will be made in the OTC market and will be entered into with counterparties that typically will be banks, investment banking firms or broker-dealers.

In a total return swap, a Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap.  If the value of the asset underlying a total return swap declines over the term of the swap, a Fund may also be required to pay an amount equal to that decline in value to its counterparty.  A Fund may also be the seller of a total return swap, in which case they would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but it would be obligated to pay their counterparty an amount equal to any appreciation.

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The Funds may also purchase and write (sell) options contracts on swaps, commonly known as “swaptions.”  A swaption is an option to enter into a swap agreement.  As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligations, to enter into an underlying swap on agreed upon terms.  The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed-upon underlying swap if the option is exercised.

Certain underlying funds and each Fund also may purchase or sell interest rate caps, floors and collars.  The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate.  The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate.  A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions.  If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Funds may be less favorable than it would have been if the Funds had not entered into them.  Because these arrangements are bilateral agreements between a Fund and its counterparty, each party is exposed to the risk of default by the other.  In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds.  A Fund’s obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that a Fund is required to pay exceed the value of the payments that its counterparty is required to make.  The Funds segregate liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide.  Conversely, a Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

Temporary Defensive Investments.  As described in the Prospectuses, each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position.  These securities include:

•       U.S. Government Securities

•       Commercial paper.  Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.  Commercial paper is issued in bearer form with maturities generally not exceeding nine months.  Commercial paper obligations may include variable amount master demand notes.

•       Bank certificates of deposit and time deposits.  Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan.  They are issued for a definite period of time and earn a specified rate of return.

•       Bankers’ acceptances.  Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer.  These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  They are primarily used to finance the import, export, transfer or storage of goods.  They are “accepted” when a bank guarantees their payment at maturity.

•       Repurchase agreements

U.S. Government Securities.  Each Fund may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

Securities of Government Sponsored Enterprises.  Each Fund may invest extensively in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLBanks”) and Federal Agricultural Mortgage Corporation (“Farmer Mac”).  Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S.

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Department of Housing and Urban Development.  Fannie Mae, Freddie Mac and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions.  Although Fannie Mae, Freddie Mac, Farmer Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government.

When-Issued or Forward Transactions.  Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction.  The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary.  During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund’s custodian in order to pay for the commitment.  There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of the value of fixed-income when-issued securities.  At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value.  Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

Policies and Procedures Governing Disclosure of Portfolio Holdings. The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis.  Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand.  Except as noted below, the Funds do not provide the Funds’ portfolio holdings to any third party until they are made available to the general public on Lord Abbett’s website at www.LordAbbett.com or otherwise.  The exceptions are as follows:

1.               The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Funds one day following each calendar period-end.  The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

2.               The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period-end; and

3.               The Funds may provide their portfolio holdings or related information under other circumstances subject to the authorization of the Fund’s officers, in compliance with policies and procedures adopted by the Board.

Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or for similar purposes.  The sole exception relates to the agreement with SG Constellation, LLC (“SGC”), the provider of financing for the distribution of the Funds’ Class B shares. The fees payable to SGC are based in part on the value of the Funds’ portfolio securities.  In order to reduce the exposure of such fees to market volatility, SGC aggregates the portfolio holdings information provided by all of the mutual funds that participate in its Class B share financing program (including the Funds) and may engage in certain hedging transactions based on the information.  However, SGC will not engage in transactions based solely on the Funds’ portfolio holdings. In addition, and also in the case of other portfolio-related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of each Fund approves

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these arrangements subject to the Board’s review and oversight, and Lord Abbett provides reports at least annually to the Board concerning them. The Board also reviews the Funds’ policies and procedures governing these arrangements on an annual basis.  These policies and procedures may be modified at any time with the approval of the Board.

Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Funds’ portfolio holdings.  For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Funds or in other investment companies or accounts managed by Lord Abbett or any of its affiliated persons as an inducement to receive the Fund’s portfolio holdings.

In addition to the foregoing, Lord Abbett provides investment advice to clients other than the Funds that have investment objectives and requirements that may be substantially similar to the Funds’.  Such clients also may have portfolios consisting of holdings substantially similar to the Funds’ holdings.  Such clients may periodically receive portfolio holdings and other related information relative to their investment advisory arrangement with Lord Abbett in the regular course of such arrangement.  It is possible that any such client could trade ahead of or against the Funds based on the information such client receives in connection with its investment advisory arrangement with Lord Abbett.  In addition, Lord Abbett’s investment advice to any client may be deemed to create a conflict of interest relative to other clients to the extent that it is possible that any client could trade against the interests of other clients based on Lord Abbett’s investment advice.  To address this potential conflict, Lord Abbett has implemented procedures governing its provision of impersonal advice that are designed to (i) avoid communication of Lord Abbett’s intent or recommendations with respect to discretionary advice clients, and (ii) monitor the trading of impersonal advice clients to assess the likelihood of any adverse effects on discretionary advice clients.

Lord Abbett’s Compliance Department periodically reviews and evaluates Lord Abbett’s adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

Fund Portfolio Information Recipients.  Attached as Appendix A is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described above.

3.

Management of the Funds

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware.  The Board appoints officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board.  As discussed in the Funds’ Semiannual Report to Shareholders, the Board also approves an investment adviser to the Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.  Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Trust’s investment adviser.

Interested Trustees

The following Trustees are Partners of Lord Abbett and are “interested persons” of the Trust as defined in the Act.  Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

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Name, Address and Year of Birth	Current Position Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Trustee since 1993; Chairman since 1996	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee since 2006	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.	N/A

Independent Trustees

The following independent or outside Trustees (“Independent Trustees”) are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998-2000); Acting Chief Executive Officer of Courtroom Television Network (1997–1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991–1997).

Currently serves as director of Crane Co. and Huttig Building Products Inc.

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Trustee since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

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Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998-2000).

Currently serves as director of WellPoint, Inc. and Lend Lease Corporation Limited.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2000

Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002-2003); Chairman of Warburg Dillon Read, an investment bank (1999-2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997-1999); Chief Executive Officer of Dillon, Read & Co. (1994-1997).

Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Trustee since 1993	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979-1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998) and Viacell Inc. (since 2002).

Officers

None of the officers listed below have received compensation from the Trust.  All the officers of the Trust may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Trust	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Managing Partner and Chief Executive Officer of Lord Abbett (since 1996).

Daria L. Foster (1954)	President	Elected in 2006	Partner and Director of Marketing and Client Service of Lord Abbett (since 1990).

Robert P. Fetch (1953)	Executive Vice President	Elected in 2007	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

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Robert I. Gerber (1954)	Executive Vice President	Elected in 1998	Partner and Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Michael S. Goldstein (1968)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1997.

Maren Lindstrom (1962)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2007	Investment Manager, joined Lord Abbett in 1998.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2005	Partner, Investment Manager and Director, International Core Equity Investments, joined Lord Abbett in 2003; Financial Industry Consultant for venture capitalist (2001–2003).

Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director of High Yield & Convertible Management, joined Lord Abbett in 1987.

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002-2003); attorney at Dechert LLP (2000-2002).

Ellen G. Itskovitz (1957)	Vice President	Elected in 2002	Partner and Senior Research Analyst, joined Lord Abbett in 1998.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Jerald M. Lanzotti (1967)	Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1996.

Robert A. Lee (1969)	Vice President	Elected in 1998	Partner and Investment Manager, joined Lord Abbett in 1997.

Charles P. Massare (1948)	Vice President	Elected in 2005	Partner and Director of Quantitative Research & Risk Management, joined Lord Abbett in 1998.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.

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Walter H. Prahl (1958)	Vice President	Elected in 1998	Partner and Director of Quantitative Research, Taxable Fixed Income, joined Lord Abbett in 1997.

Christina T. Simmons (1957)	Vice President and Assistant Secretary	Elected in 2000	Assistant General Counsel, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel; joined Lord Abbett in 2007; formerly, Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Committees

The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee and the Contracts Committee.

The Audit Committee is composed wholly of Trustees who are not “interested persons” of the Funds.  The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs and Tullis.  The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund’s financial reports.  Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of each Fund’s independent registered public accounting firm and considering violations of the Funds’ Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met five times.

The Proxy Committee is composed of at least two Trustees who are not “interested persons” of the Funds, and also may include one or more Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three Independent Trustees: Messrs. Bush and Neff, and Ms. Hill. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met twice.

The Nominating and Governance Committee is composed of all the Trustees who are not “interested persons” of the Funds.  Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as Independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation.  During the past fiscal year, the Nominating and Governance Committee met three times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Funds’ shareholders to serve as an Independent Trustee.  A shareholder who would like to recommend a candidate may write to the Funds.

The Contracts Committee consists of all Trustees who are not “interested persons” of the Funds.  The Contracts Committee conducts much of the factual inquiry undertaken by the Trustees in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor.  The Contracts Committee held one formal meeting during the last fiscal year; in addition, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.

Compensation Disclosure

The following table summarizes the compensation for each of the directors/trustees of the Trust and for all Lord Abbett-sponsored funds.

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The second column of the following table sets forth the compensation accrued by the Trust for Independent Trustees.  The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee.  No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

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Name of Trustee	For the Fiscal Year Ended November 30, 2006 Aggregate Compensation Accrued by the Trust(1)	For the Year Ended December 31, 2006 Total Compensation Paid by the Trust and Thirteen Other Lord Abbett-Sponsored Funds(2)

E. Thayer Bigelow	$10,140	$201,877
William H.T. Bush	$9,469	$187,877
Robert B. Calhoun, Jr.	$10,595	$209,877
Julie A. Hill	$9,898	$191,877
Franklin W. Hobbs	$9,669	$191,877
C. Alan MacDonald*	$3,209	$41,585
Thomas J. Neff	$9,353	$185,877
James L.L. Tullis**	$6,867	$152,748

* Mr. MacDonald retired effective March 31, 2006.

** Mr. Tullis became a Trustee of the Trust and a director/trustee of each of the other Lord Abbett-sponsored funds (except the Large Cap Growth Fund) as of March 23, 2006. He became a trustee of the Large Cap Growth Fund as of December 18, 2006.

(1)  Independent Trustees’ fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund.  A portion of the fees payable by the Trust to its Independent Trustees may be deferred at the option of a Trustee under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Trustees.  In addition, $25,000 of each Trustee’s retainer must be deferred and is deemed invested in shares of the Funds and other Lord Abbett-sponsored funds under the equity-based plan.  Of the amounts shown in the second column, the total deferred amounts for the Trustees are $1,305, $2,303, $10,595, $3,613, $9,669, $612, $9,353, and $3,714, respectively.

(2)  The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2006, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Trustee in the Funds and other Lord Abbett-sponsored funds as of December 31, 2006.  The amounts shown include deferred compensation to the Trustees deemed invested in fund shares.  The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.

Dollar Range of Equity Securities in the Funds
Name of Trustee	Balanced Strategy Fund	Diversified Equity Strategy Fund	Diversified Income Strategy Fund	Growth & Income Strategy Fund
Robert S. Dow	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Daria L. Foster*	$50,001-$100,000	$50,001-$100,000	$10,001-$50,000	$50,001-$100,000
E. Thayer Bigelow	$1-$10,000	$1 - $10,000	$1-$10,000	$1-$10,000
William H. T. Bush	$1-$10,000	$1 - $10,000	$1-$10,000	$1-$10,000
Robert B. Calhoun, Jr.	$10,001-$50,000	$1 - $10,000	$1-$10,000	$1-$10,000
Julie A. Hill	$1-$10,000	$1 - $10,000	$1-$10,000	$1-$10,000
Franklin W. Hobbs	$10,001-$50,000	$1 - $10,000	$1-$10,000	$1-$10,000
C. Alan MacDonald**	$1-$10,000	N/A	$1-$10,000	$1-$10,000
Thomas J. Neff	$10,001-$50,000	$1 - $10,000	$1-$10,000	$1-$10,000
James L.L. Tullis***	$1-$10,000	$1 - $10,000	$1-$10,000	$1-$10,000

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Dollar Range of Equity Securities in the Funds
Name of Trustee	Convertible Fund	Core Fixed Income Fund	Floating Rate Fund	High Yield Fund
Robert S. Dow	Over $100,000	Over $100,000	N/A	Over $100,000
Daria L. Foster*	$10,001-$50,000	$10,001-$50,000	N/A	$10,001-$50,000
E. Thayer Bigelow	$1-$10,000	$1-$10,000	N/A	$1-$10,000
William H. T. Bush	$1-$10,000	$1-$10,000	N/A	$1-$10,000
Robert B. Calhoun, Jr.	$1-$10,000	$1-$10,000	N/A	$1-$10,000
Julie A. Hill	$1-$10,000	$1-$10,000	N/A	$1-$10,000
Franklin W. Hobbs	$1-$10,000	$1-$10,000	N/A	$1-$10,000
C. Alan MacDonald**	$1-$10,000	$1-$10,000	N/A	$1-$10,000
Thomas J. Neff	$1-$10,000	$1-$10,000	N/A	$1-$10,000
James L.L. Tullis***	$1-$10,000	$1-$10,000	N/A	$1-$10,000

Dollar Range of Equity Securities in the Funds
Name of Trustee	Income Fund	Short Duration Income Fund	Total Return Fund	Aggregate Dollar Range of Equity Securities in Lord Abbett - Sponsored Funds
Robert S. Dow	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Daria L. Foster*	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
E. Thayer Bigelow	Over $100,000	$1-$10,000	$1-$10,000	Over $100,000
William H. T. Bush	$10,001-$50,000	$1-$10,000	$1-$10,000	Over $100,000
Robert B. Calhoun, Jr.	$50,001-$100,000	$1-$10,000	$1-$10,000	Over $100,000
Julie A. Hill	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Franklin W. Hobbs	$10,001-$50,000	$1-$10,000	$1-$10,000	Over $100,000
C. Alan MacDonald**	Over $100,000	$1-$10,000	$1-$10,000	Over $100,000
Thomas J. Neff	Over $100,000	$1-$10,000	$1-$10,000	Over $100,000
James L.L. Tullis***	$1-$10,000	$1-$10,000	$1-$10,000	$50,001-$100,000

*Ms. Foster became a Trustee of the Trust as of September 14, 2006.

**Mr. MacDonald retired effective March 31, 2006.

***Mr. Tullis became a Trustee of the Trust and a director/trustee of each of the other Lord Abbett-sponsored funds (except the Large Cap Growth Fund) as of March 23, 2006. He became a trustee of the Large Cap Growth Fund as of December 18, 2006.

Code of Ethics

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts.  In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust’s  Code of Ethics which complies, in substance, with Rule 17j-1 under the Act and each of the recommendations of the Investment Company Institute’s Advisory Group on Personal Investing.  Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, (2) profiting on trades of the same security within 60 days, (3) trading on material and non-public information, and (4) engaging in market timing activities with respect to Lord Abbett -sponsored funds.  The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

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Proxy Voting

The Funds have delegated proxy voting responsibilities to the Funds’ investment adviser, Lord Abbett, subject to the Proxy Committee’s general oversight.  Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix B.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the twelve months ended June 30th, no later than August 31st of each year.  The Funds’ Form N-PX filing is available on the SEC’s website at www.sec.gov.  The Funds also have made this information available, without charge, on Lord Abbett’s website at www.LordAbbett.com.

4.

Control Persons and Principal Holders of Securities

[to be provided]

5.

Investment Advisory and Other Services

Investment Adviser

As described under “Management” in the Prospectus, Lord Abbett is the Funds’ investment adviser.  The following partners of Lord Abbett are also officers of the Funds:  Joan A. Binstock, Robert P. Fetch, Robert I. Gerber, Michael S. Goldstein, Ellen G. Itskovitz, Lawrence H. Kaplan, Jerald Lanzotti, Robert A. Lee, Maren Lindstrom, Charles Massare, Jr., A. Edward Oberhaus, III, Walter H. Prahl, Harold Sharon, and Christopher J. Towle.  Robert S. Dow and Daria L. Foster are partners of Lord Abbett and officers of the Fund and Trustees of the Trust. The other partners of Lord Abbett are: Robert Ball, Bruce Bartlett, Michael Brooks, Zane E. Brown, Patrick Browne, John Corr, John J. DiChiaro, Sholom Dinsky, Milton Ezrati, Daniel H. Frascarelli, Kenneth Fuller, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer, Cinda Hughes, Richard Larsen, Gregory M. Macosko, Thomas Malone, Vincent McBride, Paul McNamara, Robert J. Noelke, F. Thomas O’Halloran, R. Mark Pennington, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Jarrod Sohosky, Diane Tornejal, Edward von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Trust, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month.  These management fees are allocated among the separate classes based on each Fund’s average daily net assets.  The annual rates for each Fund are calculated as follows:

For allocating the Balanced Strategy Fund’s assets among the underlying funds, the management fee is calculated at a rate of 0.10%.

For allocating the Diversified Equity Strategy Fund’s assets among the underlying funds, the management fee is calculated at a rate of 0.10%.

For allocating the Diversified Income Strategy Fund’s assets among the underlying funds, the management fee is calculated at a rate of 0.10%.

For allocating the Growth & Income Strategy Fund’s assets among the underlying funds, the management fee is calculated at a rate of 0.10%.

For the Convertible Fund the management fee is calculated at the following rates:

0.70% on the first $1 billion of average daily net assets;

0.65% on the next $1 billion of average daily net assets; and

0.60% on average daily net assets over $2 billion.

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For the Core Fixed Income Fund and the Total Return Fund the management fees are calculated at the following rates:

0.45% on the first $1 billion of average daily net assets;

0.40% on the next $1 billion of average daily net assets; and

0.35% on each Fund’s average daily net assets over $2 billion.

For the Floating Rate Fund the management fee is calculated at the following rates: [to be completed].

For the High Yield Fund the management fee is calculated at the following rates:

0.60% on the first $1 billion of average daily net assets;

0.55% on the next $1 billion of average daily net assets; and

0.50% on average daily net assets over $2 billion.

For the Income Fund the management fee is calculated at the following rates:

0.50% on the first $3 billion of average daily net assets; and

0.45% on average daily net assets over $3 billion.

For the Short Duration Income Fund the management fee is calculated at the following rates:

0.35% on the first $1 billion of average daily net assets;

0.30% on the next $1 billion of average daily net assets; and

0.25% on average daily net assets over $2 billion.

The fee paid to Lord Abbett for the fiscal year ended November 30, 2006 was at an effective rate of 0.40% of the Short Duration Income Fund’s average daily net assets.  Effective December 14, 2007, the Fund’s management fee was reduced from 0.40% of the Fund’s average daily net assets to the rates shown above.

The management fees payable, waived and collected by Lord Abbett for the fiscal years ending November 30, to Lord Abbett for each Fund were as follows:

	2006				Amount Lord
Fund	Amount Payable		Amount Waived		Abbett Collected
Balanced Strategy Fund	$1,190,955		$1,190,955	+	$0
Diversified Equity Strategy Fund	$1,716	*	$1,716	*+	$0
Diversified Income Strategy Fund	$27,566		$27,566	+	$0
Growth & Income Strategy Fund	$137,088		$137,088	+	$0
Convertible Fund	$1,839,580		$0		$1,839,580
Core Fixed Income Fund	$410,030		$0		$410,030
Floating Rate Fund	N/A		N/A		N/A
High Yield Fund	$1,160,889		$0		$1,160,889
Income Fund	$3,552,248		$0		$3,552,248
Short Duration Income Fund	$522,244		$0		$522,244
Total Return Fund	$2,385,895		$0		$2,385,895

	2005				Amount Lord
Fund	Amount Payable		Amount Waived		Abbett Collected
Balanced Strategy Fund	$992,918		$992,918	+	$0
Diversified Income Strategy Fund	$1,259	**	$1,259	**+	$0
Growth & Income Strategy Fund	$4,762	**	$4,762	**+	$0
Convertible Fund	$1,494,109		$0		$1,494,109
Core Fixed Income Fund	$338,717		$0		$338,717
Floating Rate Fund	N/A		N/A		N/A
High Yield Fund	$1,224,047		$0		$1,224,047
Income Fund	$4,340,797		$0		$4,340,797
Short Duration Income Fund	$585,178		$0		$585,178
Total Return Fund	$1,386,311		$0		$1,386,311

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	2004
Fund	Amount Payable	Amount Waived		Amount Lord Abbett Collected
Balanced Strategy Fund	$1,957,214	$1,957,214	++	$0
Convertible Fund	$957,431	$0		$957,431
Core Fixed Income Fund	$339,433	$0		$339,433
High Yield Fund	$1,249,615	$0		$1,249,615
Income Fund	$5,035,358	$0		$5,035,358
Short Duration Income Fund	$853,826	$0		$853,826
Total Return Fund	$929,580	$0		$929,580

*6/29/06 (commencement of operations) through 11/30/06

**6/29/05 (commencement of operations) through 11/30/05

+ These are contractual waivers.

++ This is a voluntary waiver.

For the fiscal year ended November 30, 2004, Lord Abbett voluntarily reimbursed expenses to the extent necessary to maintain Convertible Fund’s total operating expenses for Class A shares at 1.30%, for Class B shares at 1.95%, for Class C shares at 1.95% and for Class P shares at 1.40% of the average daily net assets of such class.  For the fiscal year ended November 30, 2004, the reimbursement amounted to $99,003. Lord Abbett discontinued this voluntary expense reimbursement.

Lord Abbett voluntarily waived its entire management fee for the Balanced Strategy Fund for the fiscal year ended November 30, 2004, and contractually waived its fee for the fiscal years ended 2005 and 2006. For the fiscal periods ended November 30, 2005 and 2006, Lord Abbett contractually waived its management fee for the Diversified Income Strategy Fund and the Growth & Income Strategy Fund. For the fiscal period ended November 30, 2006, Lord Abbett contractually waived its management fee for the Diversified Equity Strategy Fund.  For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to waive its management fee for the Balanced Strategy Fund, Diversified Income Strategy Fund, Growth & Income Strategy Fund and Diversified Equity Strategy Fund.

For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of each of the Balanced Strategy Fund’s expenses so that the Total Annual Operating Expenses for the Fund does not exceed an aggregate annual rate of 0.98% of average daily net assets for Class A shares, 1.63% of average daily net assets for Class B and C shares, 0.73% of average daily net assets for Class F shares, 1.08% of average daily net assets for Class P shares, 1.23% of average daily net assets for Class R2 shares, and 1.13% of average daily net assets for Class R3 shares.

For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Diversified Equity Strategy Fund’s expenses so that the Total Annual Operating Expenses for the Fund does not exceed an aggregate annual rate of 1.51% of average daily net assets for Class A shares, 2.16% of average daily net assets for Class B and C shares, 1.26% of average daily net assets for Class F shares, 1.61% of average daily net assets for Class P shares, 1.76% of average daily net assets for Class R2 shares, and 1.66% of average daily net assets for Class R3 shares.

For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Diversified Income Strategy Fund’s expenses so that the Total Annual Operating Expenses for the Fund does not exceed an aggregate annual rate of 1.19% of average daily net assets for Class A shares, 1.84% of average daily net assets for Class B and C shares, 0.94% of average daily net assets for Class F shares, 1.29% of average daily net assets for Class P shares, 1.44% of average daily net assets for Class R2 shares, and 1.34% of average daily net assets for Class R3 shares.

For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Growth & Income Strategy Fund’s expenses so that the Total Annual Operating Expenses for the Fund does not exceed an aggregate annual rate of 1.49% of average daily net assets for Class A shares, 2.14% of average daily net assets for Class B and C shares, 1.24% of average daily net

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assets for Class F shares, 1.59% of average daily net assets for Class P shares, 1.74% of average daily net assets for Class R2 shares, and 1.64% of average daily net assets for Class R3 shares.

For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Core Fixed Income Fund and Total Return Fund’s expenses so that the Total Annual Operating Expenses (excluding interest expense) for each Fund do not exceed an aggregate annual rate of 0.90% of average daily net assets for Class A shares, 1.55% of average daily net assets for Class B and C shares, 0.65% of average daily net assets for Class F shares, 1.00% of average daily net assets for Class P shares, 1.15% of average daily net assets for Class R2 shares, and 1.05% of average daily net assets for Class R3 shares.

For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Short Duration Income Fund’s expenses so that the Total Annual Operating Expenses for the Fund do not exceed an aggregate annual rate of 0.90% of average daily net assets for Class A shares, 1.55% of average daily net assets for Class B and C shares, 0.65% of average daily net assets for Class F shares, 1.00% of average daily net assets for Class P shares, 1.15% of average daily net assets for Class R2 shares, and 1.05% of average daily net assets for Class R3 shares.

For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Income Fund’s expenses so that the Total Annual Operating Expenses (excluding interest expense) for the Fund does not exceed an aggregate annual rate of 1.00% of average daily net assets for Class A shares, 1.65% of average daily net assets for Class B and C shares, 0.75% of average daily net assets for Class F shares, 1.10% of average daily net assets for Class P shares, 1.25% of average daily net assets for Class R2 shares, and 1.15% of average daily net assets for Class R3 shares.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, Independent Trustees’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

Administrative Services

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to each Fund.  Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of 0.04%, with the exception of Balanced Strategy Fund, Diversified Equity Strategy Fund, Diversified Income Strategy Fund, and Growth & Income Strategy Fund, which do not pay such fee. This fee is allocated among the classes of shares of each Fund based on average daily net assets.

The administrative service fees paid to Lord Abbett for the Funds for the fiscal years ended November 30 were as follows:

Fund	2006		2005		2004
Balanced Strategy Fund	$0	*	$0	*	$56,264	**
Diversified Equity Strategy Fund	$0	*+	N/A		N/A
Diversified Income Strategy Fund	$0	*	$0	*++	N/A
Growth & Income Strategy Fund	$0	*	$0	*++	N/A
Convertible Fund	$105,119		$85,378		$54,710
Core Fixed Income Fund	$36,447		$30,386		$27,155
Floating Rate Fund	N/A		N/A		N/A
High Yield Fund	$77,393		$81,603		$83,308
Income Fund	$284,180		$347,263		$402,829
Short Duration Income Fund	$52,224		$58,518		$68,306
Total Return Fund	$212,079		$123,228		$74,366

* Balanced Strategy Fund, Diversified Equity Strategy Fund, Diversified Income Strategy Fund, and Growth & Income Strategy Fund do not pay the Administrative Service Fee.

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**Effective March 1, 2004, Balanced Strategy Fund no longer pays the Administrative Service Fee.

+6/29/06 (commencement of operations) through 11/30/06.

++ 6/29/05 (commencement of operations) through 11/30/05.

Investment Managers

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.

The Lord Abbett Asset Allocation Committee oversees and reviews the allocation and investment of the Strategic Allocation Funds’ assets in the underlying funds and is primarily responsible for the day-to-day management of the Strategic Allocation Funds.  The Asset Allocation Committee consists of Robert S. Dow, Robert I. Gerber, Christopher J. Towle, Harold E. Sharon, Charles Massare, and Robert P. Fetch.

Christopher J. Towle heads the team of the Convertible Fund and the other senior member is Maren Lindstrom. Mr. Towle and Ms. Lindstrom are primarily and jointly responsible for the day-to-day management of the Fund.

Robert A. Lee, Partner and Director of Taxable Fixed Income heads the team of the Core Fixed Income Fund, Income Fund, Short Duration Income Fund and Total Return Fund, and is primarily responsible for the day-to-day management of each Fund.  Mr. Lee joined Lord Abbett in 1997 and has been a member of the team since 1998. A senior member of the team is Andrew H. O’Brien. Mr. O’Brien, Investment Manager, joined Lord Abbett in 1998 and has been a member of the team since 1998.

Elizabeth O. MacLean heads the team of the Floating Rate Fund and is primarily responsible for the day-to day management of the Fund.

Christopher J. Towle heads the team of the High Yield Fund and the other senior member is Michael S. Goldstein.  Mr. Towle and Mr. Goldstein are primarily and jointly responsible for the day-to-day management of the Fund.

The following table indicates for each Fund as of November 30, 2006 (or as of May 31, 2007 or June 29, 2007, as noted below): (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category.  For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies.  The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett.  (The data shown below are approximate.)

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Other Accounts Managed(1) (# and Total Assets)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Balanced Strategy Fund	Robert S. Dow (2)	4/ $857.5	0/ $0.0	0/ $0.0
	Robert I. Gerber	13 / $2,723.8	0 / $0.0	13,046 / $5,678.3
	Christopher J. Towle	14 / $12,992.6	3 / $1,163.2	4,345 / $2,209.1
	Harold E. Sharon	9 / $1,837.4	0 / $0.0	102 / $16.7
	Charles Massare	4 / $612.3	0 / $0.0	0 / $0.0
	Robert P. Fetch (2)	10/ $9,096.7	1/ $250.9	965* / $3,097.8*

Diversified Equity Strategy Fund	Robert S. Dow (2)	4/ $2,253.8	0 / $0.0	0 / $0.0
	Robert I. Gerber	13 / $4,003.1	0 / $0.0	13,046 / $5,678.3
	Christopher J. Towle	14 / $14,271.9	3 / $1,163.2	4,345 / $2,209.1
	Harold E. Sharon	9 / $3,116.7	0 / $0.0	102 / $16.7
	Charles Massare	4 / $1,891.6	0 / $0.0	0 / $0.0
	Robert P. Fetch (2)	10/ $10,492.9	1/ $250.9	965* / $3,097.8*

Diversified Income Strategy Fund	Robert S. Dow (2)	4/ $2,216.9	0 / $0.0	0 / $0.0
	Robert I. Gerber	13 / $3,969.6	0 / $0.0	13,046 / $5,678.3
	Christopher J. Towle	14 / $14,238.4	3 / $1,163.2	4,345 / $2,209.1
	Harold E. Sharon	9 / $3,083.2	0 / $0.0	102 / $16.7
	Charles Massare	4 / $1,858.1	0 / $0.0	0 / $0.0
	Robert P. Fetch (2)	10/ $10,456.1	1/ $250.9	965* / $3,097.8*

Growth & Income Strategy Fund	Robert S. Dow (2)	4/ $1,985.7	0 / $0.0	0 / $0.0
	Robert I. Gerber	13 / $3,793.1	0 / $0.0	13,046 / $5,678.3
	Christopher J. Towle	14 / $14,061.9	3 / $1,163.2	4,345 / $2,209.1
	Harold E. Sharon	9 / $2,906.7	0 / $0.0	102 / $16.7
	Charles Massare	4 / $1,681.6	0 / $0.0	0 / $0.0
	Robert P. Fetch (2)	10/ $10,224.9	1/ $250.9	965* / $3,097.8*

Convertible Fund	Christopher J. Towle	14/$13,998.0	3/$1,163.2	4,345/$2,209.1
	Maren Lindstrom	0 / $0.0	0 / $0.0	4,343 / $2,183.8

Core Fixed Income Fund	Robert A. Lee (3)	8/$2,192.9	1/$14.9	12,594/$5,664.8
	Andrew H. O’Brien	[ ]	[ ]	[ ]

Floating Rate Fund	Elizabeth O. MacLean	[ ]	[ ]	[ ]

High Yield Fund	Christopher J. Towle	14 / $14,086.0	3 / $1,163.2	4,345 / $2,209.1
	Michael Goldstein	0 / $0.0	2 / $782.9	2 / $25.2

Income Fund	Robert A. Lee (3)	8 / $1,688.3	1 / $14.9	12,594 / $5,664.8
	Andrew H. O’Brien	[ ]	[ ]	[ ]

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Short Duration Income Fund	Robert A. Lee (3)	8 / $2,182.0	1 / $14.9	12,594 / $5,664.8
	Andrew H. O’Brien	[ ]	[ ]	[ ]

Total Return Fund	Robert A. Lee (3)	8 / $1,389.8	1 / $14.9	12,594 / $5,664.8
	Andrew H. O’Brien	[ ]	[ ]	[ ]

(1) Total assets are in millions.

(2) Mr. Dow and Mr. Fetch recently became members of the investment team of the Balanced Strategy Fund, Diversified Equity Strategy Fund, Diversified Income Strategy Fund and Growth & Income Strategy Fund. Accordingly, these figures are as of May 31, 2007.

(3) Mr. Lee will replace Mr. Gerber as the portfolio manager primarily responsible for the day-to-day management of these Funds on October 1, 2007.  These figures have been calculated as of June 29, 2007.

* Included in the number of accounts and total assets are 2 accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $570.5 million in assets.

Conflicts of interest may arise in connection with the investment managers’ management of the investments of the Funds and the investments of the other accounts included in the table above.  Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies.  An investment manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of the Funds.  To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures.  Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures.  The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett.  In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Funds.  Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information.  Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts.  Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds.  Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers’ management of the investments of the Funds and the investments of the other accounts referenced in the table above.

Compensation of Investment Managers

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions.  The level of compensation takes into account the investment manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors.  These factors include the investment manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors.  Investment results are evaluated based on an assessment of the investment manager’s three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings.  Finally, there is a component of the bonus that reflects leadership and management of the investment team.  The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors.  No part of the bonus payment is based on the investment manager’s assets under management, the revenues generated by those assets, or the profitability of the investment manager’s unit.  Lord Abbett does not manage hedge funds.  Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period.  The plan’s earnings are based on the overall asset growth of the firm as a whole.  Lord Abbett believes this incentive focuses investment managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees.  Contributions to an investment manager’s profit-sharing account are based on a percentage of the investment manager’s total base and bonus paid during the fiscal

36

year, subject to a specified maximum amount.  The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Holdings of Investment Managers

The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of November 30, 2006 (or as of May 31, 2007 or June 29, 2007, as noted below). This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Balanced Strategy Fund	Robert S. Dow (1)							X
	Robert I. Gerber				X
	Christopher J. Towle			X
	Harold E. Sharon	X
	Charles Massare	X
	Robert P. Fetch (1)	X

Diversified Equity Strategy Fund	Robert S. Dow (1)							X
	Robert I. Gerber	X
	Christopher J. Towle	X
	Harold E. Sharon	X
	Charles Massare			X
	Robert P. Fetch (1)	X

Diversified Income Strategy Fund	Robert S. Dow (1)							X
	Robert I. Gerber			X
	Christopher J. Towle	X
	Harold E. Sharon	X
	Charles Massare	X
	Robert P. Fetch (1)	X

Growth & Income Strategy Fund	Robert S. Dow (1)							X
	Robert I. Gerber			X
	Christopher J. Towle	X
	Harold E. Sharon	X
	Charles Massare			X
	Robert P. Fetch (1)	X

Convertible Fund	Christopher J. Towle			X
	Maren Lindstrom				X

37

Core Fixed Income Fund	Robert A. Lee (2)	X
Andrew H. O’Brien

Floating Rate Fund	Elizabeth O. MacLean

High Yield Fund	Christopher J. Towle		X
	Michael Goldstein			X

Income Fund	Robert A. Lee (2)	X
Andrew H. O’Brien

Short Duration Income Fund	Robert A. Lee (2)			X
Andrew H. O’Brien

Total Return Fund	Robert A. Lee (2)	X
Andrew H. O’Brien

(1) Mr. Dow and Mr. Fetch recently became members of the investment team of the Balanced Strategy Fund, Diversified Equity Strategy Fund, Diversified Income Strategy Fund and Growth & Income Strategy Fund. Accordingly, these figures are as of May 31, 2007.

(2) Mr. Lee will replace Mr. Gerber as the portfolio manager primarily responsible for the day-to-day management of these Funds on October 1, 2007.  His holdings have been calculated as of June 29, 2007.

Principal Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

Custodian and Accounting Agent

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is each Fund’s custodian.  The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income.  The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund.  In accordance with the requirements of Rule 17f-5 under the Act, the Board has approved arrangements permitting each Fund’s foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund’s net asset value.

Transfer Agent

DST Systems, Inc., 210 West 10th St., Kansas City, MO 64106, serves as the transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement for the Funds.

Independent Registered Public Accounting Firm

[                                     ], [                                                                    ], is the independent registered public accounting firm of the Funds and must be approved at least annually by the Funds’ Board to continue in such capacity. [                  ] performs audit services for the Funds, including the examination of financial statements included in the Funds’ Annual Report to Shareholders.

38

6.

Brokerage Allocations and Other Practices

For Equity Investments by the Funds

It is Lord Abbett’s and the Funds’ policy to obtain best execution on all portfolio transactions, which means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers’ services. Consistent with obtaining best execution, the Funds may pay, as described below, a higher commission than some brokers might charge on the same transaction. The policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Funds, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Normally, the selection of broker-dealers is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts — investment companies and other investment clients — managed by Lord Abbett. They are responsible for seeking best execution.

In transactions on stock exchanges in the United States, commissions are typically negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds’ portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The Funds pay a commission rate that Lord Abbett believes is appropriate to give maximum assurance that the Funds’ brokers will provide the Funds, on a continuing basis, with the highest level of brokerage services available. While Lord Abbett does not always seek the lowest possible commissions on particular trades, Lord Abbett believes that the commission rates paid by the Funds are in line with the rates that many other institutions pay. Lord Abbett’s traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers. Such services include showing the Funds trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability. The value of these services may be viewed in terms of either a particular transaction or multiple transactions on behalf of one or more accounts managed by Lord Abbett.

While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to the Funds and the other accounts Lord Abbett manages. In addition, Lord Abbett purchases third party research with its own funds. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services may be used by Lord Abbett in servicing all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with its management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with its advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, research services are not a substitute for Lord Abbett’s services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into its investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett’s normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

Lord Abbett may seek to combine or “batch” purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including the Funds, to facilitate “best execution” and to reduce other transaction costs, if

39

relevant. Each account that participates in a particular batched order, including the Funds, will do so at the average share price for all transactions related to that order. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker for a trade (sometimes referred to as “directed accounts”), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as “wrap programs”). When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same time. Generally, Lord Abbett will place trades first for transactions on behalf of the Lord Abbett funds and non-directed individually-managed institutional accounts, second for wrap programs, by program, and finally for directed accounts.

For Fixed Income Investments by the Funds

It is Lord Abbett’s and the Funds’ policy to obtain best execution on all portfolio transactions, which means that Lord Abbett and the Funds select broker-dealers on the basis of their professional capability to execute each Fund’s portfolio transactions at the most favorable prices, considering all costs of the transaction, including dealer markups and markdowns.

To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer. Trades are executed only when they are dictated by investment decisions by Lord Abbett to cause the Lord Abbett-sponsored funds to purchase or sell portfolio securities. Purchases from underwriters of newly-issued securities for inclusion in the Funds’ portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

Lord Abbett allocates the securities in a manner it determines to be fair to all portfolios over time. Lord Abbett may seek to combine or “batch” purchases or sales of a particular security placed at the same time for similarly situated portfolios, including the Funds, to facilitate “best execution” and to reduce other transaction costs, if relevant. Each portfolio that participates in a particular batched purchase or sale, including the Funds, will do so at the same price. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating portfolios in proportion to the size of the purchase or sale placed for each portfolio (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of a security allocated to one or more portfolios if necessary to avoid holding odd-lot or a small amount of a particular security in a portfolio. In addition, if Lord Abbett is unable to execute fully a batched transaction, and determines that it would be impractical to allocate a small amount of the security on a pro-rata basis among the portfolios, or, in circumstances under which the relative holdings of some portfolios require an allocation other than pro-rata (e.g., cash from a new portfolio being initially invested, an existing portfolio raising cash, or other circumstances under which a portfolio is over- or under-weighted in one or more holdings relative to other similarly managed portfolios), Lord Abbett allocates the securities fairly as stated above.  At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when a limited amount of a particular security is available from only one or a limited number of broker-dealers.

Total Brokerage Commissions Paid to Independent Broker-Dealers

The total brokerage commissions on transactions of securities paid to independent broker dealers are as follows for the past three fiscal years ended November 30th:

Fund	2006		2005		2004
Balanced Strategy Fund	$0		$0		$0
Diversified Equity Strategy Fund	$0	*	N/A		N/A
Diversified Income Strategy Fund	$0		$0	**	N/A
Growth & Income Strategy Fund	$0		$0	**	N/A
Convertible Fund	$64,833		$87,983		$74,575
Core Fixed Income Fund	$0		$284		$583
Floating Rate Fund	N/A		N/A		N/A
High Yield Fund	$8,267		$5,598		$7,264
Income Fund	$0		$4,228		$7,588
Short Duration Income Fund	$0		$0		$0
Total Return Fund	$92		$956		$1,842

40

*                 6/29/06 (commencement of operations) through 11/30/06

**          6/29/05 (commencement of operations) through 11/30/05

7.

Classes of Shares

Each Fund offers investors different classes of shares as described in this SAI.  The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.  Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses.  They are fully paid and nonassessable when issued and have no preemptive or conversion rights.  Additional classes, series, or funds may be added in the future.  The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter.  Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund.  However, Rule 18f-2 exempts the selection of independent registered public accounting firms, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act.  Under the Trust’s Declaration and Agreement of Trust (“Declaration”), shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund’s shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund’s outstanding shares and entitled to vote at the meeting.

Shareholder Liability.  Delaware law provides that the Trust’s shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations.  The courts of some states, however, may decline to apply Delaware law on this point.  The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust.  The Declaration provides for indemnification out of the Trust’s property of any shareholder or former shareholder held personally liable for the obligations of the Trust.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations.  Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration statement.  In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law or organize another entity in which the Trust will have an interest to take over some or all of the Trust’s property or carry on the Trust’s business.

41

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

Class A Shares.  If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million or on investments for Retirement and Benefit Plans with less than 100 eligible employees or on investments that do not qualify under the other categories listed under “Net Asset Value Purchases of Class A Shares.” If you purchase Class A shares as part of an investment of at least $1 million (or for certain Retirement and Benefit Plans) in shares of one or more Lord Abbett-sponsored funds, you will not pay an initial sales charge, but, subject to certain exceptions, if you redeem any of those shares on or before the 12th month after the month in which you bought them, you may pay a contingent deferred sales charge (“CDSC”) of 1%. Class A shares are subject to service and distribution fees at an annual rate of 0.35 of 1% of the average daily net asset value of the Class A shares.  Other potential fees and expenses related to Class A shares are described in the Funds’ Prospectus and below.

Class B Shares.  If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor.  That CDSC varies depending on how long you own shares.  Class B shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class B shares.  Other potential fees and expenses related to Class B shares are described in the Funds’ Prospectus and below.

Conversions of Class B Shares.  The conversion of Class B shares after the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law.  If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect.  Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

Class C Shares.  If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay a CDSC of 1% to Lord Abbett Distributor.  Class C shares are subject to service and distribution fees at an annual rate of 1% of the average daily net asset value of the Class C shares. Other potential fees and expenses related to Class C shares are described in the Funds’ Prospectus and below.

Class F Shares.  If you buy Class F shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC.  Class F shares are subject to service and distribution fees at an annual rate of 0.10 of 1% of the average daily net assets of the Class F shares.  Class F shares generally are available to investors participating in Fee-Based Programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to certain investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate.  Other potential fees and expenses related to Class F shares are described in the Funds’ Prospectus and below.

Class P Shares.  If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC.  Class P shares are subject to service and distribution fees at an annual rate of 0.45 of 1% of the average daily net asset value of the Class P shares.  Class P shares are offered only on a limited basis through certain Financial Intermediaries and Retirement and Benefit Plans.  As of October 1, 2007, Class P shares are closed to substantially all new Retirement and Benefit Plans and Fee-Based Programs, except as described in the sections “Retirement and Benefit Plan Investors” and “Fee-Based Program Investors” in the Funds’ Prospectus.

Class R2 and R3 Shares.  If you buy Class R2 or R3 shares, you pay no sales charge at the time of purchase and if you redeem your shares you pay no CDSC.  Class R2 and R3 shares are subject to service and distribution fees at annual rates of 0.60 of 1% and 0.50 of 1% of the average daily net asset value of the Class R2 and R3 shares, respectively.  Class R2 and R3 generally are available only through certain employer-sponsored Retirement and Benefit Plans if the Financial Intermediary has entered into an arrangement to make available Class R2 or R3 shares to plan participants and other dealers that have entered into agreements with Lord Abbett Distributor.  Class R2 and R3 shares are generally available only to Retirement and Benefit Plans where plan-level or omnibus accounts are held on the books of the Funds.  They are generally not available to retail non-retirement accounts, traditional and Roth IRAs,

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Coverdell Education Savings Accounts, SEPs SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans. Other potential fees and expenses related to Class R2 and R3 shares are described in the Funds’ Prospectus and below.

Rule 12b-1 Plan

Class A, B, C, F, P, R2 and R3 Shares.  The Funds have adopted an Amended and Restated Joint Distribution Plan pursuant to Rule 12b-1 under the Act for all of the Funds’ classes offered in this SAI (the “Plan”). The principal features of the Plan are described in the Prospectus; however, this SAI contains additional information that may be of interest to investors.  The Plan is a compensation plan, allowing each class to pay a fixed fee to Lord Abbett Distributor that may be more or less than the expenses Lord Abbett Distributor actually incurs for using reasonable efforts to secure purchasers of Fund shares.  These efforts may include, but neither are required to include nor are limited to, the following: (a) making payments to Authorized Institutions in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares; (b) providing continuing information and investment services to shareholder accounts not serviced by Authorized Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage shareholder accounts to remain invested in the Shares; and (c) otherwise rendering service to the Funds, including paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Shares. In adopting the Plan and in approving its continuance, the Board has concluded that there is a reasonable likelihood that the Plan will benefit each class and its respective shareholders.  The expected benefits include greater sales and lower redemptions of class shares, which should allow each class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case.  The Plan compensates Lord Abbett Distributor for financing activities primarily intended to sell shares of the Funds.  These activities include, but are not limited to, the preparation and distribution of advertising material and sales literature and other marketing activities.  Lord Abbett Distributor also uses amounts received under the Plan, as described in the Prospectus, for payments to dealers and other agents for (i) providing continuous services to shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Funds.

The Plan provides that the maximum payments that may be authorized by the Board for Class A shares are 0.50%; for Class P shares, 0.75%; and Class B, Class C, Class F, Class R2, and Class R3 shares, 1.00%; however, the Board has approved payments of 0.35% for Class A shares, 1.00% for Class B shares, 1.00% for Class C shares, 0.10% for Class F shares, 0.45% for Class P shares, 0.60% for Class R2 shares, and 0.50% for Class R3 shares. The Funds may not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, the Funds will not require payment of any otherwise applicable CDSC.

The amounts paid by each Fund to Lord Abbett Distributor pursuant to the Plan for the fiscal year ended November 30, 2006 were:

Fund	Class A Shares	Class B Shares	Class C Shares	Class P Shares	Class R2 Shares	Class R3 Shares
Balanced Strategy Fund	$3,296,155	$1,103,916	$1,363,628	$13,348	N/A	N/A
Diversified Equity Strategy Fund*	$4,985	$986	$1,709	$9	N/A	N/A
Diversified Income Strategy Fund	$67,012	$16,576	$67,490	$4	N/A	N/A
Growth & Income Strategy Fund	$351,075	$102,175	$256,480	$44	N/A	N/A
Convertible Fund	$356,491	$171,995	$684,039	$2,783	N/A	N/A
Core Fixed Income Fund	$181,989	$138,863	$236,216	$4,827	N/A	N/A
Floating Rate Fund	N/A	N/A	N/A	N/A	N/A	N/A
High Yield Fund	$358,907	$375,381	$310,945	$213	N/A	N/A

Income Fund	$2,150,261	$373,562	$571,383	$0	N/A	N/A
Short Duration Income Fund	$286,005	$69,810	$416,374	$0	N/A	N/A
Total Return Fund	$720,848	$343,451	$426,364	$30,447	N/A	N/A

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* 6/29/06 (commencement of operations) through 11/30/06.

The Plan requires the Board to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan for each class, the purposes for which such expenditures were made, and any other information the Board reasonably requests to enable it to make an informed determination of whether the Plan should be continued. The Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (“Outside Trustees”), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder for each class without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the Trustees, including a majority of the Outside Trustees.   As long as the Plan is in effect, the selection or nomination of Outside Trustees is committed to the discretion of the Outside Trustees.

One Trustee, Thomas J. Neff, may be deemed to have an indirect financial interest in the operation of the Plan. Mr. Neff, an Independent Trustee of the Trust, also is a director of Hewitt Associates, Inc. and owns less than 0.01% of the outstanding shares of Hewitt Associates, Inc.  Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.79 billion in revenue in fiscal 2006.  Hewitt Financial Services LLC, a subsidiary of Hewitt Associates, Inc., may receive payments from the Plan of the Trust and/or other Lord Abbett-sponsored funds. In the twelve months ended October 31, 2006, Hewitt Financial Services LLC received 12b-1 payments totaling approximately $417,006 from all of the Lord Abbett-sponsored funds in the aggregate.

Payments made pursuant to the Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.  The Plan terminates automatically if it is assigned.  In addition, the Plan may be terminated with respect to a class at any time by vote of a majority of the Outside Trustees or by vote of a majority of the outstanding voting securities of such class.

CDSC.  A CDSC applies upon early redemption of shares for certain classes, and (i) will be assessed on the lesser of the net asset value of the shares at the time of the redemption or the net asset value when the shares were originally purchased, and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares.  In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account.  In the case of Class B and C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

Class A Shares.  As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) on which a one-time distribution fee of up to 1% has been paid if such shares are redeemed out of the Lord Abbett-sponsored fund within a period of 12 months from the end of the month in which the original sale occurred.

Class B Shares.  As stated in the Prospectus, subject to certain exceptions, if Class B shares of the Funds (or Class B shares of another Lord Abbett-sponsored fund or series acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds.  The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to each Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, each Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

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Anniversary of the Day on	CDSC on Redemptions
Which the Purchase Order was Accepted	(As % of Amount Subject to Charge)
Before the 1st	5.0%
On the 1st, before the 2nd	4.0%
On the 2nd, before the 3rd	3.0%
On the 3rd, before the 4th	3.0%
On the 4th, before the 5th	2.0%
On the 5th, before the 6th	1.0%
On or after the 6th anniversary	None

In the table, an “anniversary” is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares.  As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder normally will be required to pay to Lord Abbett Distributor a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge also will be collected by Lord Abbett Distributor.

General.  The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, B, and C shares is sometimes hereinafter referred to as the “Applicable Percentage.”

There is no CDSC charged on Class F, P, R2 or R3 shares; however, Financial Intermediaries may charge additional fees or commissions other than those disclosed in the Prospectus and SAI, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than the discussion here or in the Prospectus.  You may ask your Financial Intermediary about any payments it receives from Lord Abbett or the Funds, as well as about fees and/or commissions it charges.

With respect to Class A shares, a CDSC will not be assessed at the time of certain transactions, including redemptions by participants or beneficiaries from certain Retirement and Benefit Plans and benefit payments under Retirement and Benefit Plans in connection with plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A share purchases by Retirement and Benefit Plans made through Financial Intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, no CDSC will be assessed at the time of redemptions that continue as investments in another fund participating in the program provided the Plan has not redeemed all, or substantially all, of its assets from the Lord Abbett-sponsored funds.  With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with a mandatory distribution under 403(b) plans and IRAs and (iii) in connection with the death of the shareholder. In the case of Class A shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse all or a portion of the amount paid by Lord Abbett Distributor if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B and C shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related services to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B and C shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the Class B or C distribution fee.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the exchanged shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of his or her account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett-sponsored fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares that, together with exchanged shares, have been held continuously for 12 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

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Which Class of Shares Should You Choose?  Once you decide that a Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors that you should discuss with your financial adviser.  A Fund’s class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time.  The most important factors are how much you plan to invest and how long you plan to hold your investment.  If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in a Fund.  We used the sales charge rates that generally apply to Class A, B, and C, and considered the effect of the higher distribution fees on Class B and C expenses (which will affect your investment return).  Of course, the actual performance of your investment cannot be predicted and will vary based on that Fund’s actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase.  The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor’s financial considerations are different.  The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.  If you are considering an investment through a Retirement and Benefit Plan (available through certain Financial Intermediaries as Class A, P, R2, or R3 share investments), or a Fee-Based Program (available through certain Financial Intermediaries as Class A, F, or P share investments), you should discuss with your Financial Intermediary which class of shares is available to you and makes the most sense as an appropriate investment.   Please see “Other Information About Retirement and Benefit Plans and Fee-Based Programs” in the Fund’s Prospectus.

How Long Do You Expect to Hold Your Investment?  While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares.  For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or C shares for which no initial sales charge is paid.  Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term.  If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $50,000 for the Balanced Strategy Fund, Diversified Income Strategy Fund, Diversified Equity Strategy Fund and Growth & Income Strategy Fund, and $100,000 for the Convertible Fund, Core Fixed Income Fund, High Yield Fund, Income Fund, Short Duration Income Fund and Total Return Fund), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $50,000/$100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become.  This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

In addition, it may not be suitable for you to place an order for Class B or C shares for Retirement and Benefit Plans with at least 100 eligible employees or for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases.  You should discuss this with your financial advisor.

Investing for the Longer Term.   If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $50,000/$100,000.  If you plan to invest more than $50,000/$100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under each Fund’s Rights of Accumulation.

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Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You?  Some account features may be available in whole or in part to Class A, B, and C shareholders, but not to Class F, P, R2 or R3 shareholders.  Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement and Benefit Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year).   See “Systematic Withdrawal Plan” under  “Automatic Services for Fund Investors” in the Prospectus for more information about the 12% annual waiver of the CDSC for Class B and C shares. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and C shares are subject.

How Do Payments Affect My Broker?  A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class.  As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares.  It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares.  The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.  See “Financial Intermediary Compensation” in the Funds’ Prospectus.

What about Shares Offered Through Retirement and Benefit Plans or Fee-Based Programs?  The Fund may be offered as an investment option in Retirement and Benefit Plans and Fee-Based Programs.  Financial Intermediaries may provide some of the shareholder servicing and account maintenance services with respect to these accounts and their participants, including transfers of registration, dividend payee changes, and generation of confirmation statements, and may arrange for third parties to provide other investment or administrative services.  Retirement and Benefit Plan participants may be charged fees for these and other services and Fee-Based Program participants generally pay an overall fee that among other things covers the cost of these services.  These fees and expenses are in addition to those paid by the Fund, and could reduce your ultimate investment return in Fund shares.  For questions about such accounts, contact your sponsor, employee benefits office, plan administrator, or other appropriate organization.

8.

Purchases, Redemptions, Pricing, and Payments to Dealers

Information concerning how we value Fund shares is contained in the Prospectus under “Other Information for Fund Investors – Pricing of Fund Shares.”  The Trust’s Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing.  Please see the Prospectus under “Other Information for Fund Investors – Excessive Trading and Market Timing” for more information.

Under normal circumstances we calculate each Fund’s net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation.  The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays — New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

Portfolio securities are valued at market value as of the close of the NYSE.  Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the OTC market if that market more accurately reflects the market value of the bonds.  Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices.  OTC fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid

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and asked prices.  Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board as described in the Prospectus.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange.  If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

Information on Purchasing, Exchanging or Redeeming Shares through Retirement and Benefit Plans or Fee-Based Programs is provided in the Prospectus.  Please consult your Financial Intermediary for more information about how to make transactions through these programs.

Net Asset Value Purchases of Class A Shares.  As stated in the Prospectus, our Class A shares may be purchased at net asset value under the following circumstances: (a) purchases of $1 million or more, (b) purchases by Retirement and Benefit Plans with at least 100 eligible employees, (c) purchases for Retirement and Benefit Plans made through Financial Intermediaries that perform participant recordkeeping or other administrative services for the Plans and that have entered into special arrangements with a Fund and/or Lord Abbett Distributor specifically for such purchases, (d) purchases made with dividends and distributions on Class A shares of another Eligible Fund, (e) purchases representing repayment under the loan feature of the Lord Abbett-sponsored prototype 403(b) Plan for Class A shares (f) purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, (g) purchases made by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services (including so-called “mutual fund wrap account programs”), provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Funds and/or Lord Abbett Distributor specifically for such purchases, (h) purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor, (i) purchases by each Lord Abbett-sponsored fund’s Directors or Trustees, officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers), (j) purchases through a broker-dealer for clients that participate in an arrangement with the broker-dealer under which the client pays the broker-dealer a fee based on the total asset value of the client’s account for all or a specified number of securities transactions, including purchases of mutual fund shares, in the account during a certain period, or (k) purchases through a broker-dealer for investors that are concurrently selling their holdings in Class B or C shares of a Fund and buying Class A shares of that Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may on behalf of the investor or reimburse the investor for such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge.

Class A shares also may be purchased at net asset value (i) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (ii) in connection with a merger, acquisition or other reorganization, (iii) by employees of our shareholder servicing agent, or (iv) by the trustees or custodians under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of the directors, trustees, employees of Lord Abbett, or employees of our shareholder service agents.  Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Fund has a business relationship.

Exchanges.  The Prospectus briefly describes the Telephone Exchange Privilege.  You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“GSMMF”), or (iii) any authorized institution’s affiliated money market fund meeting certain criteria set by Lord Abbett Distributor as to certain omnibus accounts and other criteria, hereinafter referred to as an “authorized money market fund” or “AMMF”, to the extent offers and sales may be made in your state.  You should read the prospectus of the other fund before exchanging.  In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

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Shareholders in other Lord Abbett-sponsored funds and AMMFs have the same right to exchange their shares for the corresponding class of each Fund’s shares.  Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received in proper form prior to the close of the NYSE.  No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund).  Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized.  In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange.  The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing.  We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders.  Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market.  We can revoke or modify the privilege for all shareholders upon 60 days’ written notice.

“Eligible Funds” are AMMF and other Lord Abbett-sponsored funds that are eligible for the exchange privilege, except Lord Abbett Series Fund, Inc. (“LASF”).  The exchange privilege will not be available with respect to any otherwise “Eligible Funds” the shares of which at the time are not available to new investors of the type requesting the exchange.

The other funds and series that participate in the Telephone Exchange Privilege except (a) GSMMF, (b) certain series of Lord Abbett Municipal Income Fund and Lord Abbett Municipal Income Trust for which the Rule 12b-1 Plan is not yet in effect, and (c) AMMF (collectively, the “Non-12b-1 Funds”) have instituted a CDSC for each class on the same terms and conditions.  No CDSC will be charged on an exchange of shares of the same class between Lord Abbett-sponsored funds or between such funds and AMMF.  Upon redemption of shares out of the Lord Abbett-sponsored funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B and C shares.  Thus, if shares of a Lord Abbett-sponsored fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered (“Exchanged Shares”) are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF (“Acquired Shares”).  Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares.  Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett-sponsored funds, in the case of the Class A shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B and C shares.  Acquired Shares held in GSMMF and AMMF that are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF.  Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

Letter of Intention.  Under the terms of the Letter of Intention as described in the Prospectus, Purchasers (as defined in the Prospectus) may invest $50,000/$100,000 or more over a 13-month period in Class A, B, C, and P shares of any Eligible Fund. Such Class A, B, C, and P shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for new purchases of Class A shares.  Class F, R2, and R3 shares are not eligible to be combined with other share classes for purposes of calculating the applicable sales charge on Class A share purchases.  Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter of Intention is not completed.  The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.

Rights of Accumulation.  As stated in the Prospectus, Purchasers (as defined in the Prospectus) may aggregate their investments in Class A, B, C, and P shares of any Eligible Fund so that a current investment, plus the Purchaser’s holdings valued at the public offering price, reach a level eligible for a discounted sales charge for Class A shares.  Class F, R2, and R3 shares are not eligible to be combined with other share classes for purposes of calculating the applicable

49

sales charge on Class A share purchases.

Redemptions.  A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or a Fund to carry out the order.  The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor.  See the Prospectus for expedited redemption procedures.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the NYSE is closed or trading on the NYSE is restricted; an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.  Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts.  At least 60 days’ prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move.  Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund.  The account must either be your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21.  You should read the prospectus of the other fund before investing.

Invest-A-Matic.  The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund is described in the Prospectus.  To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plan.  The Systematic Withdrawal Plan (“SWP”) also is described in the Prospectus.  You may establish an SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000 in the case of Class A or C shares and $25,000 in the case of Class B shares, except in the case of an SWP established for certain Retirement and Benefit Plans, for which there is no minimum.  Lord Abbett prototype retirement plans have no such minimum.  With respect to Class B and C shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established.  For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption.  Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation.  With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase.  The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals.  Because the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment.  Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when, in effect, a portion of that new investment is soon withdrawn.  The minimum investment accepted while a withdrawal plan is in effect is $1,000.  The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans.  The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations.  Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education, Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans.  The forms name State Street Bank & Trust Company as custodian and contain specific information about the plans excluding 401(k) plans.  Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents.  Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

50

Purchases through Financial Intermediaries.  The Funds and/or Lord Abbett Distributor have authorized one or more agents to receive on its behalf purchase and redemption orders.  Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds or Lord Abbett Distributor.  The Funds will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order. The order will be priced at the Fund’s net asset value next computed after it is received by the Fund’s authorized agent, or if applicable, the agent’s authorized designee. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries.  As described in each Fund’s Prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers.  Some of these payments may be referred to as revenue sharing payments.  As of the date of this SAI, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Funds and/or other Lord Abbett Funds were as follows:

A.G. Edwards & Sons, Inc.

AIG SunAmerica Life Assurance Company

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

B.C. Ziegler and Company

Bodell Overcash Anderson & Co., Inc.

Cadaret, Grant & Co., Inc.

Citigroup Global Markets, Inc.

Edward D. Jones & Co., L.P.

Family Investors Company

First SunAmerica Life Insurance Company

Hartford Life and Annuity Insurance Company

Hartford Life Insurance Company

James I. Black & Co.

Janney Montgomery Scott

Linsco/Private Ledger Corp.

Mass Mutual Life Investors Services, Inc.

McDonald Investments Inc.

Merrill Lynch Life Insurance Company

Merrill Lynch, Pierce, Fenner & Smith Incorporated
(and/or certain of its affiliates)

MetLife Securities, Inc.

Morgan Stanley DW, Inc.

Nationwide Investment Services Corporation

PHL Variable Insurance Company

Phoenix Life and Annuity Company

Phoenix Life Insurance Company

Piper Jaffray & Co.

Protective Life Insurance Company

RBC Dain Rauscher

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

Sun Life Assurance Company of Canada

Sun Life Insurance and Annuity Company of New York

The Travelers Insurance Company

The Travelers Life and Annuity Company

UBS Financial Services Inc.

Wachovia Securities, LLC

For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.  See “Financial Intermediary Compensation” in the Fund’s Prospectus for further information.

The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Thomas J. Neff, an Independent Trustee of the Fund, is a director of Hewitt Associates, Inc. and owns less than 0.01% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing and consulting firm with approximately $2.79 billion in revenue in fiscal 2006.  Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds.  In the twelve months ended October 31, 2006, Hewitt Associates LLC received recordkeeping payments totaling approximately $516,651 from all of the Lord Abbett-sponsored Funds in the aggregate.

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Redemptions in Kind.  Under circumstances in which it is deemed detrimental to the best interests of a Fund’s shareholders to make redemption payments wholly in cash, a Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash.  Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

9.

Taxation of the Funds

Each Fund has elected, has qualified, and intends to continue to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”).  Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders.  If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level.  Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year.  Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments.  Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to an individual shareholder may be subject to a reduced tax rate of 15% (5% if the shareholder is in the 10% or 15% tax brackets) if the shareholder meets the general requirement of having held his or her Fund shares for more than 60 days during a specified time period, and the shareholder satisfies certain other requirements.

Dividends paid by a Fund from its net realized long-term capital gains that are designated by the Fund as “capital gain dividends” are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares.  The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year.  You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax.  Under current law, the reduced federal income tax rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.  Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.  All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

A Fund’s net capital losses for any year cannot be passed through to you but can be carried forward for a period of up to eight years to offset the Fund’s capital gains in those years.  To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as capital gain dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends-received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations.  If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends-received deduction.  The dividends-received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares.  To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made.  However, a distribution declared as of a record date in October, November, or December of any year and paid during the following

52

January is treated as received by shareholders on December 31 of the year in which it is declared.  Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund.  Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares.  Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.  However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares.  Losses on the sale of Fund shares may be disallowed if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares in a Fund (including pursuant to reinvestment of dividends and/or capital gain distributions). In addition, if shares in a Fund that have been held for less than 91 days are redeemed and the proceeds are reinvested in shares of the same Fund or another fund pursuant to the Reinvestment Privilege, or if shares in a Fund that have been held for less than 91 days are exchanged for the same class of shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of any sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent that a sales charge that would otherwise apply to the shares received is reduced.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt financed.  However, in the case of Fund shares held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in a Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes.  However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.  Shareholders should consult their tax advisers for more information.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.  A shareholder who fails to make the required disclosure may be subject to substantial penalties.

Certain investment practices that a Fund may utilize, such as investing in options, futures, forward contracts, short sales, swaps, foreign currency, or foreign entities classified as “passive foreign investment companies” for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund.  Such transactions may in turn affect the amount and character of Fund distributions to you.

High Yield Fund, and each of the other Funds in accordance with their investment objectives and policies, may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities,

53

how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by each Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, each Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  It is generally expected that a Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions (“backup withholding”).  Generally, you will be subject to backup withholding if a Fund does not have your certified Social Security Number or Taxpayer Identification Number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income.  When establishing an account, you must certify under penalties of perjury that your Social Security Number or Taxpayer Identification Number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above.  Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations.  Certain states, however, may require that a specific percentage of a Fund’s income be derived from federal obligations before such dividends may be excluded from state taxable income.  A Fund may invest some or all of its assets in such federal obligations.  Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to shareholders who are subject to federal income tax, hold their shares as capital assets, and are U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity.  Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities.  If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for taxable years of the Fund commencing prior to January 1, 2008, only if the Fund chooses to make a specific designation relating to such dividends), and the applicability of U.S. gift and estate taxes.

Because everyone’s tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses

54

from the sale, exchange, or redemption of your Fund shares.

10.

Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds.  The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett Distributor, as the Trust’s principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:

	Year Ended November 30,
	2006	2005	2004

Gross sales charge	$13,236,488	$13,228,197	$12,333,509

Amount allowed to dealers	$11,101,372	$11,075,486	$10,343,114

Net commissions received by Lord Abbett Distributor	$2,135,116	$2,152,711	$1,990,395

In addition, Lord Abbett Distributor, as the Trust’s principal underwriter, received the following compensation for the fiscal year ended November 30, 2006:

	Compensation on Redemption and Repurchase		Brokerage Commissions in Connection with Fund Transactions	Other Compensation
Class A	$0		$0	$2,315,862.00
Class B	$0		$0	$892.00	*
Class C	$0	*	$0	$8,249.00	*
Class P	$0		$0	$5,459.57

* Excludes 12b-1 payments and CDSC fees received during the first year of the associated investment as repayment of fees advanced by Lord Abbett Distributor to broker/dealers at the time of sale.

11.

Financial Statements

[ To be completed].

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APPENDIX A

FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under Investment Policies – Policies and Procedures Governing Disclosure of Portfolio Holdings:

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

ABN-AMRO Asset Management		Monthly
ACS HR Solutions (Formerly Mellon Employee Benefit Solutions)		Monthly
ADP Retirement Services		Monthly
AG Edwards		Monthly
AIG SunAmerica		Monthly
Allstate Life Insurance Company		Monthly
Alpha Investment Consulting Group LLC		Monthly
Ameriprise (Formerly American Express Retirement Services)		Monthly
American United Life Insurance Company		Monthly
AMG Data Services		Monthly
Amivest Capital Management		Monthly
Amvescap Retirement		Monthly
AON Consulting		Monthly
Asset Performance Partners		Monthly
Asset Strategies Portfolio Services, Inc.		Monthly
AXA Financial Services		Monthly
B. Riley & Company, Inc.		Monthly
Bank of America Corporation		Monthly
Bank of America Securities		Monthly
Bank of New York		Monthly
Bank of Oklahoma		Monthly
Bank One		Monthly
B.C. Ziegler		Monthly
Bear Stearns & Company, Inc.		Monthly
Becker, Burke Associates	Monthly	Monthly
Bell GlobeMedia Publishing Co.	Monthly
Bellwether Consulting		Monthly
Berthel Schutter	Monthly	Monthly
Bloomberg L.P.	Daily
Branch Bank and Trust		Monthly
Brown Brothers Harriman		Monthly
Buck Consultants, Inc.		Monthly
Callan Associates Inc.	Monthly	Monthly
Cambridge Associates LLC		Monthly
Cambridge Financial Services		Monthly
Charles Schwab & Co		Monthly
Chicago Trust Company		Monthly

B-1

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

CIBC Oppenheimer		Monthly
Citigroup/The Yield Book, Inc.	Daily
CitiStreet Retirement Services		Monthly
CJS Securities, Inc.	Daily	Monthly
CL King & Associates	Monthly	Monthly
Clark Consulting		Monthly
Columbia Funds		Monthly
Columbia Management Group		Monthly
Columbia Trust Company		Monthly
Concord Advisory Group Ltd.	Monthly	Monthly
Consulting Services Group, LP		Monthly
Copic Financial		Monthly
CPI Qualified Plan Consultants		Monthly
CRA RogersCasey	Monthly	Monthly
Credit Suisse		Monthly
Curcio Webb	Monthly	Monthly
D.A. Davidson		Monthly
Dahab Assoc.		Monthly
Daily Access		Monthly
Defined Contribution Advisors, Inc.		Monthly
Delaware Investment Advisors		Monthly
Deloitte & Touche LLP	Annually
Demarche Associates, Inc.		Monthly
DiMeo Schneider & Associates		Monthly
Directed Services, Inc.		Monthly
Disabato Associates, Inc.		Monthly
Diversified Investment Advisors, Inc.		Monthly
Dover Consulting		Monthly
EAI		Monthly
Edward Jones		Monthly
Ennis, Knupp & Associates		Monthly
Evaluations Associates, Inc.	Monthly
Factset Research Systems, Inc.	Daily
Federated Investors		Monthly
Fidelity Capital Technology		Daily
Fifth Third Bank		Monthly
First Mercantile Trust Co.		Monthly
FleetBoston Financial Corp.		Monthly
Franklin Templeton		Monthly
Freedom One Investment Advisors		Monthly
Freedom One Financial Group	Monthly
Frost Bank		Monthly
Fuji Investment Management Co., Ltd.		Monthly
Fund Evaluation Group, Inc.		Monthly
Goldman Sachs & Co.		Monthly

B-2

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Great West Life and Annuity Insurance Company		Monthly
Greenwich Associates		Monthly
Guardian Life Insurance		Monthly
Hartford Life Insurance Company		Monthly
Hartland & Co.		Monthly
Hewitt Financial Services, LLC		Monthly
Hewitt Investment Group		Monthly
Highland Consulting Associates, Inc.		Monthly
Hoefer and Arnett, Inc.		Monthly
Holbien Associates, Inc.		Monthly
Horace Mann Life Insurance Company		Monthly
HSBC		Monthly
ICMA Retirement Corp.		Monthly
Institutional Shareholder Services, Inc.	Monthly	Monthly
Interactive Data Corporation (pricing vendor)		Daily
Intuit		Monthly
INVESCO Retirement Services		Monthly
Invesmart		Monthly
Investment Consulting Services, LLC		Monthly
Invivia		Monthly
Iron Capital Advisors		Monthly
Janney Montgomery Scott LLC		Monthly
Jefferson National Life Insurance Company		Monthly
Jeffrey Slocum & Associates, Inc.	Monthly	Monthly
Jeffries & Co., Inc.	Monthly	Monthly
JP Morgan Fleming Asset Management		Monthly
JP Morgan Investment Management		Monthly
JP Morgan Securities, Inc.		Monthly
Kaufman Brothers, LP		Monthly
Keybanc Capital Markets		Monthly
Kirkpatrick & Lockhart Preston Gates Ellis LLP (counsel to Lord, Abbett & Co. LLC)	Upon Request
Kmotion, Inc.	Monthly
Knight Equity Markets, LP		Monthly
LCG Associates, Inc.		Monthly
Legacy Strategic Asset Mgmt. Co.		Monthly
Legg Mason		Monthly
Lincoln Financial		Monthly
LPL Financial Services		Monthly
MacGregor Group, Inc.	Upon Request
Manulife Financial		Monthly
Marco Consulting Group	Monthly	Monthly
Marquette Associates, Inc.		Monthly
MassMutual Financial Group		Monthly
McDonald		Monthly

B-3

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Meketa Investment Group		Monthly
Mellon Human Resources & Investor Solutions		Monthly
Mercer HR Services		Monthly
Mercer Investment Consulting		Monthly
Merrill Corporation LLC	As Needed	Monthly
Merrill Lynch		Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Monthly
MetLife		Monthly
MetLife Investors		Monthly
MFS Retirement Services, Inc.		Monthly
MFS/Sun Life Financial Distributors, Inc.		Monthly
Midland National Life		Monthly
M & I Investment Management Corporation		Monthly
Milliman & Robertson Inc.		Monthly
Minnesota Life Insurance Company		Monthly
ML Benefits & Investment Solutions		Monthly
Monroe Vos Consulting Group, Inc.		Monthly
Morgan Keegan		Monthly
Morgan Stanley Dean Witter		Monthly
MorganStanley		Monthly
Morningstar Associates, Inc.		Monthly
Morningstar, Inc.		Monthly
Natexis Bleichroeder, Inc.	Upon Request	Monthly
National City Bank		Monthly
Nationwide Financial		Monthly
NCCI Holdings, Inc.		Monthly
New England Pension Consultants		Monthly
The Newport Group		Monthly
Newport Retirement Services, Inc.		Monthly
New York Life Investment Management		Monthly
Nock, Inc.	Daily
Nordstrom Pension Consulting		Monthly
NY Life Insurance Company		Monthly
Oxford Associates		Monthly
Palmer & Cay Investment Services		Monthly
Paul L. Nelson & Associates		Monthly
Pension Consultants, Inc.		Monthly
PFE Group		Monthly
PFM Group		Monthly
PFPC, Inc.		Monthly
Phoenix Life Insurance Company		Monthly
Pierce Park Group		Monthly
Piper Jaffray/ USBancorp		Monthly
Piper Jaffray & Co.		Monthly

B-4

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

PNC Advisors		Monthly
Portfolio Evaluations, Inc.		Monthly
Princeton Financial Systems, Inc.	Upon Request
Princeton Retirement Group, Inc.		Monthly
Principal Financial		Monthly
Protective Life Corporation		Monthly
Prudential Financial		Monthly
Prudential Investments		Monthly
Prudential Securities, Inc.		Monthly
Putnam Fiduciary Trust Company (Mercer HR)	Monthly
Putnam Investments		Monthly
Quant Consulting		Monthly
R.V. Kuhns & Associates, Inc.		Monthly
Raymond James & Associates		Monthly
Raymond James Financial, Inc.		Monthly
RBC Capital Markets	Upon Request
RBC Dain Rauscher		Monthly
Robert W. Baird, Inc.	Upon Request	Monthly
Rocaton Investment Advisors, LLC	Monthly	Monthly
Ron Blue & Co.		Monthly
Roszel Advisors, LLC		Monthly
Russell Investment Group		Monthly
Scudder Investments		Monthly
Segal Advisors		Monthly
SEI Investment		Monthly
SG Constellation LLC	Upon Request	Monthly
Shields Associates		Monthly
Sidoti & Company, LLC	Upon Request	Monthly
Smith Barney		Monthly
Spagnola-Cosack, Inc.		Monthly
Standard & Poor’s		Monthly
Stanton Group		Monthly
State Street Bank & Trust Co.	Monthly	Monthly
Stearne, Agee & Leach		Monthly
Stephen’s, Inc.		Monthly
Stifel Nicolaus		Monthly
Strategic Advisers, Inc.	Monthly
Strategic Investment Solutions		Monthly
Stratford Advisory Group, Inc.		Monthly
Summit Strategies Group		Monthly
Sungard Expert Solutions, Inc.	Daily
Sun Life Financial Distributors, Inc.		Monthly
T. Rowe Price Associates, Inc.		Monthly
TD Asset Management		Monthly
The 401k Company		Monthly

B-5

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

The Carmack Group, Inc.		Monthly
The Managers Fund		Monthly
The Robbins Group, LLC		Monthly
The Vanguard Group		Monthly
Thomas Weisel Partners, Group		Monthly
TIAA-CREF Individual & Institutional Services, LLC		Monthly
Towers Perrin		Monthly
Transamerica Retirement Services		Monthly
Travelers Life & Annuity Company		Monthly
UBS- Prime Consulting Group		Monthly
UMB Bank		Monthly
Union Bank of California		Monthly
US Bank		Monthly
USI Retirement		Monthly
Valic		Monthly
Vanguard		Monthly
Victory Capital Management		Monthly
Vestek Systems, Inc.	Monthly
Wachovia Bank		Monthly
Wachovia Capital Markets, LLC		Monthly
Wall Street Source	Daily
Watson Wyatt Worldwide	Monthly	Monthly
Welch Hornsby		Monthly
Wells Fargo		Monthly
William Blair & Co.		Monthly
William M. Mercer Consulting Inc.		Monthly
William O’Neil		Monthly
Wilmer Cutler Pickering Hale and Dorr LLP	Upon Request
Wilshire Associates Incorporated		Monthly
Wyatt Investment Consulting, Inc.		Monthly
Yanni Partners		Monthly

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*                    Each Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Fund within one day following each calendar period-end.

**             Each Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period-end.

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APPENDIX B

April 26, 2007

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process.  Lord Abbett’s Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm’s Chief Investment Officer and its General Counsel.  Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team’s portfolio is voted in a timely manner in accordance with those policies.  In each case where an investment team declines to follow a recommendation of a company’s management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system.  Lord Abbett has retained Institutional Shareholder Services (“ISS”) to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds’ Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business:  we manage the investment portfolios of our clients.  We are not part of a larger group of companies conducting diverse financial operations.  We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett’s proxy voting process would be limited.  Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds’ Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under “Specific Procedures for Potential Conflict Situations”.  If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS.  If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1.  Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a “Fund Director Company”).  If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund’s Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund’s Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2.  Lord Abbett has a Significant Business Relationship with a Company.

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Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a “Relationship Firm”).  A “significant business relationship” for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds’ total (i.e., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett’s Separately Managed Account business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund’s Proxy Committee and shall seek voting instructions from the Fund’s Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of ISS.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management’s recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals.  This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management’s recommendations on the election of directors.  However, votes on director nominees are made on a case-by- case basis.  Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors’ investment in the company.  We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.  We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

There are some actions by directors that may result in votes being withheld.  These actions include:

1)                                      Attending less than 75% of board and committee meetings without a valid excuse.

2)                                      Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

3)                                      Failing to act on takeover offers where a majority of shareholders tendered their shares.

4)                                      Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

5)                                      Failing to replace management as appropriate.

We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal.  We also will generally approve proposals to elect directors annually.  The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis.  The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board.  Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis.  We use ISS for guidance on appropriate compensation ranges for various industries and company sizes.  In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

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We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

1)                                      The stock’s volatility, to ensure the stock price will not be back in the money over the near term.

2)                                      Management’s rationale for why the repricing is necessary.

3)                                      The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

4)                                      Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans.  Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies’ compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot.  Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee.  A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions.  Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

Votes on mergers and acquisitions must be considered on a case-by-case basis.  The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights.  It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions.  We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company’s voting stock.  Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1)  Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2)  Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

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3)  Shareholder Rights Plans (so-called “Poison Pills”), usually “blank check” preferred and other classes of voting securities that can be issued without further shareholder approval.  However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals.  We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4)  “Chewable Pill” provisions, are the preferred form of Shareholder Rights Plan.  These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote.  To strike a balance of power between management and the shareholder, ideally “Chewable Pill” provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

•                  Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

•                  No dead-hand or no-hand pills.

•                  Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

•                  Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings.  We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

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Appendix C

Corporate Bond Ratings

Moody’s Investor Services, Inc.’s Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Bonds and preferred stock which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

A

Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B

Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds and preferred stock which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

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C

Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

WR

Withdrawn

Note:  Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Long Term Issue Credit Ratings

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial

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commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LAIT-14
(12/07)

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LORD ABBETT

Statement of Additional Information                                                                                                               [                           ], 2007

LORD ABBETT INVESTMENT TRUST

Lord Abbett Balanced Strategy Fund

Lord Abbett Diversified Equity Strategy Fund

Lord Abbett Diversified Income Strategy Fund

Lord Abbett Growth & Income Strategy Fund

Lord Abbett Convertible Fund

Lord Abbett Core Fixed Income Fund

Lord Abbett Floating Rate Fund

Lord Abbett High Yield Fund

Lord Abbett Income Fund

Lord Abbett Short Duration Income Fund

Lord Abbett Total Return Fund

(Class I Shares)

This Statement of Additional Information (“SAI”) is not a Prospectus.  A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC (“Lord Abbett Distributor”) at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the Prospectuses for the Class I shares of Lord Abbett Investment Trust — Lord Abbett Balanced Strategy Fund (the “Balanced Strategy Fund”), Lord Abbett Diversified Equity Strategy Fund  (the “Diversified Equity Strategy Fund”), Lord Abbett Diversified Income Strategy Fund (the “Diversified Income Strategy Fund”), Lord Abbett Growth & Income Strategy Fund (“Growth & Income Strategy Fund”) Lord Abbett Convertible Fund (the “Convertible Fund”), Lord Abbett Core Fixed Income Fund (the “Core Fixed Income Fund”), , Lord Abbett Floating Rate Fund (the “Floating Rate Fund”), Lord Abbett High Yield Fund (the “High Yield Fund”), Lord Abbett Income Fund, formerly the Lord Abbett U.S. Government & Government Sponsored Enterprises Fund  (the “Income Fund”), Lord Abbett Short Duration Income Fund, formerly Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund (the “Short Duration Income Fund”) and Lord Abbett Total Return Fund (the “Total Return Fund”) (each individually a “Fund” or, collectively, the “Funds”), dated December [    ], 2007.  The Balanced Strategy Fund, Diversified Equity Strategy Fund, Diversified Income Strategy Fund, and Growth & Income Strategy Fund are sometimes referred to as the “Strategic Allocation Funds.”  Certain capitalized terms used throughout this SAI are defined in the Fund’s Prospectus.

Shareholder account inquiries should be made by directly contacting the Funds or by calling 888-522-2388.  The Funds’ Annual and Semiannual Reports to Shareholders contain additional performance information and are available without charge, upon request by calling 888-522-2388.  In addition, you can make inquiries through your dealer.

1.

Fund History

Lord Abbett Investment Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 16, 1993, with an unlimited amount of shares of beneficial interest authorized.  The Trust has eleven funds or series, each of which is described in this SAI: Balanced Strategy Fund, Diversified Equity Strategy Fund, Diversified Income Strategy Fund,   Growth & Income Strategy Fund, Convertible Fund, Core Fixed Income Fund, Floating Rate Fund, High Yield Fund, Income Fund, Short Duration Income Fund and Total Return Fund.  The Funds are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “Act”).  Each Fund offers eight classes of shares (A, B, C, F, I, P, R2 and R3).  Class P shares of the Income Fund and Short Duration Income Fund are neither offered to the general public nor available in all states.  Effective September 28, 2007, Class Y shares of each Fund in this SAI were renamed Class I.  Only Class I shares are offered in this SAI.

Lord Abbett Balanced Strategy Fund was formerly known as Balanced Series and changed its name effective July 1, 2005.  Lord Abbett Short Duration Income Fund was formerly known as the Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund and changed its name effective December [       ], 2007 and prior to October 1, 2003, was known as Lord Abbett Limited Duration U.S. Government Securities Series. Lord Abbett Income Fund was formerly known as Lord Abbett U.S. Government & Government Sponsored Enterprises Fund and changed its name effective December [       ], 2007 and prior to October 1, 2003, was known as U.S. Government Securities Series.  Lord Abbett Diversified Income Strategy Fund was formerly known as Lord Abbett Income Strategy Fund and changed its name effective September 14, 2007.  Lord Abbett Growth & Income Strategy Fund was formerly known as Lord Abbett World Growth & Income Strategy Fund and changed its name effective September 14, 2007.

2.

Investment Policies

Fundamental Investment Restrictions.  Each Fund’s investment objective in the Prospectus cannot be changed without approval of a majority of the Fund’s outstanding shares (as defined in the Act).  Each Fund is also subject to the following fundamental investment restrictions that cannot be changed for a Fund without approval of a majority of that Fund’s outstanding shares (as defined in the Act).

Each Fund may not:

(1)          borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

(2)          pledge its assets (other than to secure borrowings, or to the extent permitted by each Fund’s investment policies as permitted by applicable law);

(3)          engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4)          make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

2

(5)          buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6)          with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and for each of the Strategic Allocation Funds, securities issued by an investment company or (ii) 10% of the voting securities of such issuer;

(7)          with respect to Balanced Strategy Fund, Convertible Fund, Diversified Equity Strategy Fund, High Yield Fund, Diversified Income Strategy Fund, Income Fund, Short Duration Income Fund and Growth & Income Strategy Fund, invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry excluding securities of the U.S. Government, its agencies and instrumentalities;

(8)          with respect to Core Fixed Income Fund and Total Return Fund, invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities and mortgage-backed securities as described under “Mortgage-Related and other Asset-Backed Securities” below); or

(9)          issue senior securities to the extent such issuance would violate applicable law.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first restriction, with which the Funds must comply on a continuous basis.

Non-Fundamental Investment Restrictions.  In addition to each Fund’s investment objective in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment restrictions that may be changed by the Board of Trustees (the “Board”) without shareholder approval.

Each Fund may not:

(1)                      make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(2)                      invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A under the Securities Act of 1933 (“Rule 144A”)  determined by Lord Abbett to be liquid, subject to the oversight of the Board;

(3)                      invest in securities issued by other investment companies except to the extent permitted by applicable law (except that Core Fixed Income Fund, Floating Rate Fund, High Yield Fund, Income Fund, Short Duration Income Fund and Total Return Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the Act);

(4)                      invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange (“NYSE”) or American Stock Exchange or a major foreign exchange);

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(5)                      invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(6)                      write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in each Fund’s Prospectus and SAI, as they may be amended from time to time;

(7)                      buy from or sell to any of the Trust’s officers, trustees, employees, or its investment adviser or any of the adviser’s officers, partners, or employees, any securities other than shares of the Trust; or

(8)                      with respect to the High Yield Fund only, invest more than 10% of the market value of its gross assets at the time of investment in debt securities which are in default as to interest or principal.

Compliance with these investment restrictions will be determined at the time of the purchase or sale of the security.

Portfolio Turnover Rate.  For the fiscal years ended November 30, 2006 and 2005, the portfolio turnover rates for each Fund were as follows:

Fund	2006	2005
Balanced Strategy Fund	0.00%	0.00%
Diversified Equity Strategy Fund	0.00%*	N/A
Diversified Income Strategy Fund	0.00%	0.05%**
Growth & Income Strategy Fund	0.00%	0.06%**
Convertible Fund	104.11%	78.26%
Core Fixed Income Fund	455.93%	416.16%
Floating Rate Fund	N/A ***	N/A ***
High Yield Fund	108.90%	122.46%
Income Fund	499.81%	485.03%
Short Duration Income Fund	304.77%	295.07%
Total Return Fund	468.89%	420.64%

* 6/29/06 (commencement of operations) through 11/30/06

** 6/29/05 (commencement of operations) through 11/30/05

*** Has not yet commenced operations

Additional Information on Portfolio Risks, Investments and Techniques.  The following section provides further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks.  In the case of the Strategic Allocation Funds, references to each “Fund” or the “Funds” refer to all or certain of the underlying funds.

Average Duration. The Short Duration Income Fund maintains its average dollar weighted portfolio duration to a range of one to three years.  However, many of the securities in which the Fund invests will have remaining durations in excess of four years.  [The Income Fund expects to maintain its average duration between three and eight years.]  The Core Fixed Income Fund and Total Return Fund will maintain a duration within two years of the bond market’s duration as measured by the Lehman Brothers Aggregate Bond Index.  Currently, this index has a duration of approximately four years.

Some securities may have periodic interest rate adjustments based upon an index such as the 90-day Treasury Bill rate.  This periodic interest rate adjustment tends to lessen the volatility of the security’s price.  With respect to securities with an interest rate adjustment period of one year or less, the Funds will, when determining average-weighted duration, treat such a security’s maturity as the amount of time remaining until the next interest rate adjustment.

Instruments such as GNMA, FNMA, FHLMC securities and similar securities backed by amortizing loans generally have shorter effective maturities than their stated maturities. This is due to changes in amortization caused by demographic and economic forces such as interest rate movements. These effective maturities are calculated based upon historical payment patterns and therefore have a shorter duration than would be implied by their stated final maturity. For purposes of determining each Fund’s average maturity, the maturities of such securities will be calculated based upon the issuing agency’s payment factors using industry-accepted valuation models.

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Borrowing Money.  Each Fund may borrow money for certain purposes as described above under “Fundamental Investment Restrictions.”  If a Fund borrows money and experiences a decline in its net asset value, the borrowing will increase its losses.

Convertible Securities.  Certain of the Strategic Allocation Funds’ underlying funds, as well as Convertible Fund, High Yield Fund and Income Fund may, invest in convertible securities. Core Fixed Income Fund and Total Return Fund may invest up to 5% of their net assets in convertible securities.

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that entitle the holders to acquire common stock or other equity securities of the same or a different issuer.  A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt securities.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such, is subject to risks relating to the activities of the issuer and/or general market and economic conditions.  The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset.  However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.  In addition, convertible securities are often lower-rated securities.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price.  If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or sell the convertible security to a third party, which could result in an unanticipated principal loss.  The Funds generally invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert unless the security is called or conversion is forced.

Debt Securities. In accordance with each Fund’s investment objectives and policies, each Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper and pass-through instruments.  The value of debt securities may fluctuate based on changes in interest rates and the issuer’s financial condition.  When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. A security will be considered “investment grade” if at least one Rating Agency (as defined in the Prospectus) assigns such a rating to the security or if Lord Abbett determines the security to be of such quality.

Depositary Receipts.  Each Fund may invest in American Depositary Receipts (“ADRs”) and similar depositary receipts. ADRs, typically issued by a financial institution (a “depositary”), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary.  Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States.  Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the United States, including increased market, liquidity, currency, political, information and other risks.

Derivatives.  Consistent with their investment objectives and policies, certain of the Funds and underlying funds of the Strategic Allocation Funds may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, or to provide a substitute for purchasing or selling particular securities or to increase potential returns.  Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes.  Examples of derivative instruments the Funds may use, to the extent described in the Prospectus and this SAI, include options contracts, futures contracts, options on futures contracts, forward currency contracts, structured notes, swap agreements and credit derivatives, which are described below.  Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would.  A Fund’s portfolio managers, however, may decide not to employ some or all of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the

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particular derivative and the portfolio as a whole.  Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance.

If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss.  A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  In contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, Lord Abbett will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Each Fund may be required to “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other Securities and Exchange Commission (“SEC”) or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives. In the case of futures contracts and forward contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open.  With respect to futures contracts and forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.  By setting aside assets equal to only its net obligations under cash-settled futures contracts, a Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.  Each Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Credit Derivatives.  The Funds may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives.  Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively.  Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.  There are three basic transactional forms for credit derivatives: swaps, options and structured instruments.  The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.  If Lord Abbett is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these techniques were not used.  Moreover, even if Lord Abbett is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.  A Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

Combined Transactions.  Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Lord Abbett, it is in the best interests of the Fund to do so.  A combined transaction will usually contain

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elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on Lord Abbett’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments.  The Funds may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund.  Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or SAI.

Equity Securities. Certain of the Strategic Allocation Funds’ underlying funds may invest in equity securities in accordance with their investment objectives and policies. The Convertible Fund and High Yield Fund each may invest up to 20% of their assets in equity securities. These include common stocks, preferred stocks, convertible preferred stocks, warrants and similar instruments.  Common stocks, the most familiar type, represent an ownership interest in a company.  The value of equity securities fluctuates based on changes in a company’s financial condition, and on market and economic conditions.

Foreign Currency Transactions.  Certain of the Strategic Allocation Funds through their underlying funds and the  Floating Rate Fund, Income Fund, Short Duration Income Fund and Total Return Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes.  The Convertible Fund, High Yield Fund, and Core Fixed Income Fund with respect to 20%, 20%, and 5% of each of their respective net assets may engage in spot transactions and may use forward contracts to protect against uncertainty in the level of future exchange rates.

Each Fund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies.  “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations.  To the extent a Fund invests in such currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar.  Currency rates in foreign countries may fluctuate significantly over short periods of time.  Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss.  A U.S. dollar investment in depositary receipts or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

Each Fund may engage in spot transactions and also may use forward contracts.  A forward contract on foreign currencies involves obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into.  These contracts typically are traded in the OTC derivatives market and entered into directly between currency traders and their customers.

Each Fund may enter into forward contracts with respect to specific transactions.  For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction.  A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

Each Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.  For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former

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foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, a Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  A Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

Each Fund also may enter into currency forward contracts that are contractually required to, or may settle in cash, including non-deliverable currency forward contracts (“NDFs”). Each Fund intends to enter into cash-settled currency forward contracts, including NDFs, that contractually require the netting of the parties’ liabilities. Under a cash-settled forward contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward contracts are marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward contract if the Fund has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward contract if the counterparty has a net obligation under the contract. A cash-settled forward contract generally does not require any initial cash outlay by the Fund. The Fund’s currency forward contracts, including its NDFs, will generally have maturities of approximately one to three months but may have maturities of up to six months or more. Each currency forward contract entered into by the Fund will identify a specific “contract settlement rate,” generally equal to or approximately equal to the current forward price of the underlying currency at the time the contract is established.

The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Foreign Currency Options.  Certain of the Strategic Allocation Funds’ underlying funds may take positions in options on foreign currencies.  The High Yield Fund and Total Return Fund may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities a Fund holds in its portfolio or intends to purchase.  The Core Fixed Income Fund, with respect to up to 5% of its net assets, may take positions in options on foreign currencies to hedge against the risk that foreign exchange rate fluctuations will affect the value of foreign securities the Fund holds in its portfolio or intends to purchase.

For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency.  Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved.  A Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  In addition, options on foreign currencies are affected by all of those factors that influence foreign

8

exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Funds may enter represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis.  Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable.  Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Each Fund may effectively terminate its rights or obligations under options by entering into closing transactions.  Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.  The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar.  Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions.  As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency.  Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months.  The exercise price may be below, equal to or above the current market value of the underlying currency.  Options that expire unexercised have no value, and the Funds will realize a loss of any premium paid and any transaction costs.  Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that the Funds will be able to liquidate an option at a favorable price at any time prior to expiration.  In the event of insolvency of the counter-party, the Funds may be unable to liquidate a foreign currency option.  Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Funds would have to exercise those options that they had purchased in order to realize any profit.

Foreign Securities. Certain of the Strategic Allocation Funds’ underlying funds, Convertible Fund, Core Fixed Income Fund, Floating Rate Fund, High Yield Fund, Income Fund, Short Duration Income Fund and Total Return Fund may invest in foreign securities in accordance with their investment objectives and policies.  Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

•                  Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage).  A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

•                  Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the United States.

•                  Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

•                  Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers.  There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

•                  There is generally less government regulation of foreign markets, companies and securities dealers than in the United States.

•                  Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

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•                  Foreign securities may trade on days when a Fund does not sell shares. As a result, the value of a Fund’s portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

•                  With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of a Fund, and political or social instability or diplomatic developments that could affect investments in those countries.  In addition, a Fund may invest in less developed countries, sometimes referred to as emerging markets.  The risks of investing in foreign markets are generally more severe in emerging markets.

The Convertible Fund, High Yield Fund, Income Fund, Short Duration Income Fund, Total Return Fund, and Core Fixed Income Fund may invest up to 20%, 20%, 35%, 35%, 20%, and 5% of their respective net assets in securities issued by non-U.S. entities and denominated in currencies other than the U.S. dollar.  The Floating Rate Fund may invest up to 25% of its total assets in Senior Loans made to foreign-domiciled Borrowers and foreign securities, but expects that substantially all of the Senior Loans in which it invests will be U.S. dollar-denominated.

Futures Contracts and Options on Futures Contracts.  The Funds may engage in futures and options on futures transactions in accordance with their investment objective and policies.  Each Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts.  Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.  Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security.  An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time.  In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits.  At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called “initial margin.”  Subsequent payments, called “variation margin”, are made on a daily basis as the market price of the futures contract or option fluctuates.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  Transaction costs also are included in these calculations.

Consistent with their investment objectives and policies, the Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts present substantial risks, including the following:

•                  While a Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if a Fund had not entered into any futures or related options transactions.

•                  Because perfect correlation between a futures position and a portfolio position that a Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and a Fund may thus be exposed to additional risk of loss.

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•                  The loss that a Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•                  Futures markets are highly volatile, and the use of futures may increase the volatility of a Fund’s net asset value.

•                  As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to a Fund.

•                  Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•                  The counterparty to an OTC contract may fail to perform its obligations under the contract.

Specific Futures Transactions.  Consistent with their investment objectives and policies, the Funds may invest in futures contracts and options on futures contracts, including those with respect to interest rates, currencies and securities indexes.

Each Fund may purchase and sell index futures contracts and options thereon.  An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

The market value of a stock index futures contract is based primarily on the value of the underlying index.  Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract.  If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund’s portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio.  Thus, if a Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e, the size of the futures position).  Conversely, when a Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.  Stock index futures contracts are subject to the same risks as other futures contracts.

Each Fund may purchase and sell interest rate futures contracts and options thereon.  An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.  Each Fund also may purchase and sell currency futures and options thereon, as described above.

High-Yield or Lower-Rated Debt Securities.  The Funds may invest in high-yield debt securities, in accordance with their investment objectives and policies. High-yield debt securities (also referred to as “lower-rated debt securities” or “junk bonds”) are rated BB/Ba or lower and may pay a higher yield, but entail greater risks, than investment grade debt securities.  When compared to investment grade debt securities, high-yield debt securities:

•                  have a higher risk of default and their prices can be much more volatile due to lower liquidity;

•                  tend to be less sensitive to interest rate changes; and

•                  pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings.  Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

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Since the risk of default is higher among high-yield debt securities, Lord Abbett’s research and analysis are important ingredients in the selection of such securities.  Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, a Fund seeks to reduce this risk.  There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur.  Each Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests.

Illiquid Securities.  Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value.  Illiquid securities include:

•                  Domestic and foreign securities that are not readily marketable.

•                  Repurchase agreements and time deposits with a notice or demand period of more than seven days.

•                  Certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A (“144A Securities”) and is liquid.

144A Securities may be resold to a qualified institutional buyer (“QIB”) without registration and without regard to whether the seller originally purchased the security for investment.  Investing in 144A Securities may decrease the liquidity of each Fund’s portfolio to the extent that QIBs become for a time uninterested in purchasing these securities.  The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investment Companies.  Each Fund (other than the Strategic Allocation Funds, each a “fund of funds” that invests substantially all of its assets in certain other Lord Abbett-sponsored funds) may invest in securities of other investment companies subject to limitations prescribed by the Act, except that Core Fixed Income Fund, High Yield Fund, Income Fund, Short Duration Income Fund and Total Return Fund cannot rely on Sections 12(d)(1)(F) and (G). These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund indirectly will bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

Each Fund may, consistent with its investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index.  A Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs.  The price movement of such securities may not perfectly parallel the price movement of the underlying index. An example of this type of security is the Standard & Poor’s Depositary Receipt, commonly known as a “SPDR.”

Mortgage-Related and Other Asset-Backed Securities.  In accordance with their investment objectives and policies, certain of the Strategic Allocation Funds’ underlying funds, Core Fixed Income Fund, High Yield Fund, Income Fund, Short Duration Income Fund, and Total Return Fund may invest extensively in mortgage-related securities and also may invest in other asset-backed securities in connection with public or private offerings, or secondary market transactions.  Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.

Mortgage Pass-Through Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

Government National Mortgage Association.  The principal governmental guarantor of mortgage-related securities is

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the “GNMA.” GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).  Both are government-sponsored corporations owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds’ investment quality standards.  There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to Fund industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities.  In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries.  The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.  In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations and Real Estate Mortgage Investment Conduits  (“CMOs”).  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are issued in multiple classes, each bearing a different stated maturity.  Payments of principal normally are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real

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property, including mortgage dollar rolls, or stripped mortgage-backed securities.

Mortgage Dollar Rolls.  The Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. Such transactions are treated as financing transactions for financial reporting purposes. During the roll period, the Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Fund may benefit from the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

To Be Announced “TBA” Sale Commitments.  The Funds may enter into TBA sale commitments to sell mortgage backed securities that a Fund owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the Funds’ valuation procedures. The contract is adjusted to market value daily and the change in market value is recorded by the Fund as unrealized appreciation (depreciation). If the TBA sale (purchase) commitment is closed through the acquisition of an offsetting purchase (sale) commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Stripped Mortgage-Backed Securities (“SMBS”).  SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The value of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may cause the Funds to lose money.  The value of a PO class generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon bearing bonds of the same maturity.

Other Asset-Backed Securities.  The Funds, in accordance with their investment objectives and policies, may invest in asset-backed securities (unrelated to mortgage loans). Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property.  In addition to prepayment risks, these securities present credit risks that are not inherent in mortgage-related securities.

Municipal Bonds.  Each Fund may invest up to 5% of its net assets in municipal bonds, which, at the time of purchase, are investment grade or determined by Lord Abbett to be of comparable quality.  Municipal bonds are debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, Puerto Rico and their political subdivisions, agencies and instrumentalities.  Municipal bonds generally are divided into two types:  (1) general obligation bonds which are secured by the full faith and credit of the issuer and its taxing power; and (2) revenue bonds, including industrial development bonds and private activity bonds, which are payable only from revenue derived from a particular facility or source, such as bridges, tolls or sewer services.  Any income attributable to a Fund’s municipal bond holdings will not retain its tax-exempt character when distributed to shareholders.

Like other fixed income investments, the value of a Fund’s investments in municipal bonds will vary in response to changes in interest rates and other market factors.  As interest rates rise, these investments typically will lose value.  Additional risks that could reduce a Fund’s performance or increase volatility include:  (1) credit risk where the market perceives a deterioration in the creditworthiness of an issuer, causing the value of its bonds to decline; (2) call risk where bond issuers may pay off their loans early by buying back the bonds as interest rates decline, thus depriving bondholders of above market interest rates; (3) governmental risk where government actions and/or local, state and regional factors may have an adverse effect on bond prices; (4) legislative risk where legislative changes in the tax-exempt character of particular municipal bonds may have an adverse effect on bond prices; and (5) management risk where certain sectors or investments do not perform as expected, resulting in the Fund’s underperformance relative to similar funds or losses to the Fund.

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Options.  Each Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Each Fund may also enter into “closing purchase transactions” in order to terminate its obligation to deliver the underlying security.  This may result in a short-term gain or loss.  A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written.  If a Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation.

A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets.  A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.  The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.  The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Each Fund, other than certain of the Strategic Allocation Funds’ underlying funds, (1) will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options, (2) may write covered put options to the extent that cover for such options does not exceed 15% of the Fund’s net assets, and (3) may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund’s net assets at the time an option is written.

Specific Options Transactions.  Each Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities), including U.S. Government securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. or foreign securities exchanges or in the over-the-counter market, or securities indices, currencies or futures.

An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Consistent with its investment objective and policies, each Fund may purchase and sell call and put options on foreign currency.  These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Successful use by the Funds of options and options on futures will be subject to Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies

15

or interest rates.  To the extent Lord Abbett’s predictions are incorrect, the Funds may incur losses.  The use of options can also increase a Fund’s transaction costs.

Over-the-Counter Options.  Certain of the Strategic Allocation Funds’ underlying funds may enter into OTC options contracts (“OTC options”).  OTC options differ from exchange-traded options in several respects.  OTC options are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of the dealer or otherwise, in which event, a Fund may experience material losses.  However, in writing OTC options, the premium is paid in advance by the dealer.  OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options.  Since there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by Lord Abbett and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction.  In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time.  Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it.  Similarly, when a Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with whom the Fund originally wrote it.  If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised.  Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so.  Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.  Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Each Fund and Lord Abbett believe that such dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary.  Each Fund currently will not engage in OTC options transactions if the amount invested by a Fund in OTC options plus a “liquidity charge” related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund’s net assets.  The “liquidity charge” referred to above is computed as described below.

Each Fund anticipates entering into agreements with dealers to which the Fund sells OTC options.  Under these agreements a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the “Repurchase Price”).  The “liquidity charge” referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option.  The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price.  In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security.  If there is no such agreement requiring a dealer to allow a Fund to repurchase a specific OTC option written by the Fund, the “liquidity charge” will be the current market value of the assets serving as “cover” for such OTC option.

Preferred Stock, Warrants, and Rights. In accordance with their investment objectives and policies, certain of the Strategic Allocation Funds’ underlying funds, Convertible Fund, High Yield Fund and Income Fund may invest in preferred stock, warrants and rights.  Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stockholders but after bond holders and other creditors.  Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.  Investments in preferred stock present market and liquidity risks.  The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant.  Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro- rata basis) for additional securities of the same class, of a different class or of a different issuer.  The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities.  Warrants and rights cease to have value if they are not exercised prior to their expiration date.  Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

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Repurchase Agreements.  Each Fund may enter into repurchase agreements with respect to securities.  A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date.  The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security.  Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises (“U.S. Government Securities”) having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest).  Such agreements permit a Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks.  For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of them.  Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties.  Each Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks.  Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

Reverse Repurchase Agreements.  Each Fund may enter into reverse repurchase agreements.  In a reverse repurchase agreement, a Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price.  Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund generally receives cash equal to 98% of the price of the security sold.  Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities.  Each Fund will attempt to minimize this risk by managing its duration.  Each Fund’s reverse repurchase agreements will not exceed 20% of the Fund’s net assets.

Securities Lending.  Although the Funds have no current intention of doing so, each Fund may lend portfolio securities to registered broker-dealers.  These loans may not exceed 30% of a Fund’s total assets.  Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or other permissible means at least equal to 102% of the market value of the domestic securities loaned and 105% in the case of foreign securities loaned.  A Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a “placing broker.”  No fee will be paid to affiliated persons of a Fund.

By lending portfolio securities, each of the Funds can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities or other forms of non-cash collateral are received.  Lending portfolio securities could result in a loss or delay in recovering a Fund’s securities if the borrower defaults.

Senior Loans. The Floating Rate Fund invests substantially in Senior Loans and each of the Income Fund and the Short Duration Income Fund may invest up to 35% of its net assets in such instruments.  A Senior Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors. Senior Loans primarily include senior floating rate loans and secondarily senior floating rate debt obligations (including those issued by an asset-backed pool), and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in, or novations of, a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

[The Fund typically purchases “Assignments” from the Agent or other Loan Investors. The purchase of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may

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differ from, and be more limited than, those held by the assigning Loan Investor.]

[The Fund also may invest in “Participations.” Participations by the Fund in a Loan Investor’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Loan Investor selling the Participation.  If a Loan Investor selling a Participation becomes insolvent, the Fund may be treated as a general creditor of such Loan Investor. The selling Loan Investors and other persons interpositioned between such Loan Investors and the Fund with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.]

[The Fund intends to acquire Participations only if the Loan Investor selling the Participation, and any other persons interpositioned between the Fund and the Loan Investor, at the time of investment has outstanding debt or deposit obligations rated investment grade (BBB or A-3 or higher by Standard & Poor’s Ratings Group (“S&P”) or Baa or P-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another nationally recognized rating agency (each a “Rating Agency”)) or determined by the investment adviser to be of comparable quality. Securities rated Baa by Moody’s have speculative characteristics. Similarly, the Fund will purchase an Assignment or Participation or act as a Loan Investor with respect to a syndicated Senior Loan only where the Agent as to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade or determined by Lord Abbett to be of comparable quality. Long-term debt rated BBB by S&P is regarded by S&P as having adequate capacity to pay interest and repay principal and debt rated Baa by Moody’s is regarded by Moody’s as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Commercial paper rated A-3 by S&P indicates that S&P believes such obligations exhibit adequate protection parameters but that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation and issues of commercial paper rated P-3 by Moody’s are considered by Moody’s to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.]

Short Sales.  Each Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short.  Each Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

Structured Securities and Other Hybrid Instruments. In accordance with their investment objective and policies, certain of the Strategic Allocation Funds’ underlying funds may invest in structured securities and other hybrid instruments, while the Core Fixed Income Fund, High Yield Fund and Total Return Fund may invest up to 5% of their respective net assets in structured securities.  Structured securities and other hybrid instruments are types of derivative securities whose value is determined by reference to changes in the value of specific securities, currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.  The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference.  Structured securities may be positively or negatively indexed, so the appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. Structured securities may present additional risks that are different from those associated with a direct investment in fixed-income or equity securities; they may be more volatile, less liquid and more difficult to price accurately and subject to additional credit risks. A Fund that invests in structured securities could lose more than the principal amount invested.

Structured securities and other hybrid instruments can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return.  Hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a Reference and, as a

18

result, may be leveraged and move (up or down) more steeply and rapidly than the Reference.  These References may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids.  These risks may cause significant fluctuations in the net asset value of the Fund.

Swap and Similar Transactions.  Certain underlying funds of the Strategic Allocation Funds and each Fund  may enter into interest rate, equity index, credit, currency and total return swap agreements and swaptions (options on swaps).  A Fund may enter into these transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so.  A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or “notional” amount.  The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities, currencies or indices.  The Funds may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

In an interest rate swap, the Funds may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount.  Interest rate swaps may enable a Fund to either increase or reduce its interest rate risk or to adjust the duration of its bond portfolio.

In a credit default swap, the Funds may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or a basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the debt.  In such transactions, a Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers.  Alternatively, a Fund may agree to provide such credit protection in exchange for receiving the premium payments.

Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

The Funds may enter into long and short currency positions using swap contracts under which they will, at the end of the term of the swap contract, make a payment that is based on a fixed currency exchange rate in exchange for a payment from the swap counterparty that is based on the prevailing currency exchange rate.  These swap contracts generally will have terms of approximately one to three months, but may have terms of up to six months or more.  Lord Abbett, however, in its discretion may terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to a Fund’s accrued obligation under the swap contract.  At the end of a swap contract’s term, the Funds may enter into a new swap contract.  A Fund’s swap contracts will be made in the OTC market and will be entered into with counterparties that typically will be banks, investment banking firms or broker-dealers.

In a total return swap, a Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap.  If the value of the asset underlying a total return swap declines over the term of the swap, a Fund may also be required to pay an amount equal to that decline in value to its counterparty.  A Fund may also be the seller of a total return swap, in which case they would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but it would be obligated to pay their counterparty an amount equal to any appreciation.

The Funds may also purchase and write (sell) options contracts on swaps, commonly known as “swaptions.”  A swaption is an option to enter into a swap agreement.  As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligations, to enter into an underlying swap on agreed upon terms.  The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed-upon underlying swap if the option is exercised.

Certain underlying funds and each Fund  also may purchase or sell interest rate caps, floors and collars.  The

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purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate.  The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate.  A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions.  If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of the Funds may be less favorable than it would have been if the Funds had not entered into them.  Because these arrangements are bilateral agreements between a Fund and its counterparty, each party is exposed to the risk of default by the other.  In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Funds.  A Fund’s obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that a Fund is required to pay exceed the value of the payments that its counterparty is required to make.  The Funds segregate liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide.  Conversely, a Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

Temporary Defensive Investments.  As described in the Prospectuses, each Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed income securities to take a defensive position.  These securities include:

•       U.S. Government Securities

•       Commercial paper.  Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.  Commercial paper is issued in bearer form with maturities generally not exceeding nine months.  Commercial paper obligations may include variable amount master demand notes.

•       Bank certificates of deposit and time deposits.  Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan.  They are issued for a definite period of time and earn a specified rate of return.

•       Bankers’ acceptances.  Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer.  These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  They are primarily used to finance the import, export, transfer or storage of goods.  They are “accepted” when a bank guarantees their payment at maturity.

•       Repurchase agreements

U.S. Government Securities.  Each Fund may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

Securities of Government Sponsored Enterprises.  Each Fund may invest extensively in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Home Loan Banks (“FHLBanks”) and Federal Agricultural Mortgage Corporation (“Farmer Mac”).  Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development.  Fannie Mae, Freddie Mac and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions.  Although Fannie Mae, Freddie Mac, Farmer Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government.

When-Issued or Forward Transactions.  Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous

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price or yield at the time of entering into the transaction.  The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary.  During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at a Fund’s custodian in order to pay for the commitment.  There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of the value of fixed-income when-issued securities.  At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value.  Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

Policies and Procedures Governing Disclosure of Portfolio Holdings. The Board has adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings and ongoing arrangements making available such information to the general public, as well as to certain third parties on a selective basis.  Among other things, the policies and procedures are reasonably designed to ensure that the disclosure is in the best interests of Fund shareholders and to address potential conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand.  Except as noted below, the Funds do not provide the Funds’ portfolio holdings to any third party until they are made available to the general public on Lord Abbett’s website at www.LordAbbett.com or otherwise.  The exceptions are as follows:

1.               The Funds may provide their portfolio holdings to (a) third parties that render services to the Funds relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.), as appropriate to the service being provided to the Funds, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Funds one day following each calendar period-end.  The Funds may discuss or otherwise share portfolio holdings or related information with counterparties that execute transactions on behalf of the Funds;

2.               The Funds may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period-end; and

3.               The Funds may provide their portfolio holdings or related information under other circumstances subject to the authorization of the Fund’s officers, in compliance with policies and procedures adopted by the Board.

Before providing schedules of their portfolio holdings to a third party in advance of making them available to the general public, the Funds obtain assurances through contractual obligations, certifications or other appropriate means such as due diligence sessions and other meetings to the effect that: (i) neither the receiving party nor any of its officers, employees or agents will be permitted to take any holding-specific investment action based on the portfolio holdings and (ii) the receiving party will not use or disclose the information except as it relates to rendering services for the Funds related to portfolio holdings, to perform certain internal analyses in connection with its evaluation of the Funds and/or their investment strategies, or for similar purposes.  The sole exception relates to the agreement with SG Constellation, LLC (“SGC”), the provider of financing for the distribution of the Funds’ Class B shares. The fees payable to SGC are based in part on the value of the Funds’ portfolio securities.  In order to reduce the exposure of such fees to market volatility, SGC aggregates the portfolio holdings information provided by all of the mutual funds that participate in its Class B share financing program (including the Funds) and may engage in certain hedging transactions based on the information.  However, SGC will not engage in transactions based solely on the Funds’ portfolio holdings. In addition, and also in the case of other portfolio-related information, written materials will contain appropriate legends requiring that the information be kept confidential and restricting the use of the information. An executive officer of each Fund approves these arrangements subject to the Board’s review and oversight, and Lord Abbett provides reports at least annually to the Board concerning them. The Board also reviews the Funds’ policies and procedures governing these arrangements on an annual basis.  These policies and procedures may be modified at any time with the approval of the Board.

Neither the Funds, Lord Abbett nor any other party receives any compensation or other consideration in connection with any arrangement described in this section, other than fees payable to a service provider rendering services to the Funds related to the Funds’ portfolio holdings.  For these purposes, compensation does not include normal and customary fees that Lord Abbett or an affiliate may receive as a result of investors making investments in the Funds. Neither the Funds, Lord Abbett nor any of their affiliates has entered into an agreement or other arrangement with any third party recipient of portfolio related information under which the third party would maintain assets in the Funds or in other investment

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companies or accounts managed by Lord Abbett or any of its affiliated persons as an inducement to receive the Fund’s portfolio holdings.

In addition to the foregoing, Lord Abbett provides investment advice to clients other than the Funds that have investment objectives and requirements that may be substantially similar to the Funds’.  Such clients also may have portfolios consisting of holdings substantially similar to the Funds’ holdings.  Such clients may periodically receive portfolio holdings and other related information relative to their investment advisory arrangement with Lord Abbett in the regular course of such arrangement.  It is possible that any such client could trade ahead of or against the Funds based on the information such client receives in connection with its investment advisory arrangement with Lord Abbett.  In addition, Lord Abbett’s investment advice to any client may be deemed to create a conflict of interest relative to other clients to the extent that it is possible that any client could trade against the interests of other clients based on Lord Abbett’s investment advice.  To address this potential conflict, Lord Abbett has implemented procedures governing its provision of impersonal advice that are designed to (i) avoid communication of Lord Abbett’s intent or recommendations with respect to discretionary advice clients, and (ii) monitor the trading of impersonal advice clients to assess the likelihood of any adverse effects on discretionary advice clients.

Lord Abbett’s Compliance Department periodically reviews and evaluates Lord Abbett’s adherence to the above policies and procedures, including the existence of any conflicts of interest between the Funds on the one hand and Lord Abbett and its affiliates or affiliates of the Funds on the other hand. The Compliance Department reports to the Board at least annually regarding its assessment of compliance with these policies and procedures.

Fund Portfolio Information Recipients.  Attached as Appendix A is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described above.

3.
Management of the Funds

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware.  The Board appoints officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board.  As discussed in the Funds’ Semiannual Report to Shareholders, the Board also approves an investment adviser to the Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.  Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Trust’s investment adviser.

Interested Trustees

The following Trustees are Partners of Lord Abbett and are “interested persons” of the Trust as defined in the Act.  Mr. Dow and Ms. Foster are officers, directors, or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Trustee since 1993; Chairman since 1996	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.	N/A

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Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee since 2006	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.	N/A

Independent Trustees

The following independent or outside Trustees (“Independent Trustees”) are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998-2000); Acting Chief Executive Officer of Courtroom Television Network  (1997–1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc.  (1991–1997).

Currently serves as director of Crane Co. and Huttig Building Products Inc.

William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Trustee since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O’Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004

Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998-2000).

Currently serves as director of WellPoint, Inc. and Lend Lease Corporation Limited.

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Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2000

Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002-2003); Chairman of Warburg Dillon Read, an investment bank (1999-2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997-1999); Chief Executive Officer of Dillon, Read & Co. (1994-1997).

Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Trustee since 1993	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979-1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998) and Viacell Inc. (since 2002).

Officers

None of the officers listed below have received compensation from the Trust.  All the officers of the Trust may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Trust	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Managing Partner and Chief Executive Officer of Lord Abbett (since 1996).
Daria L. Foster (1954)	President	Elected in 2006	Partner and Director of Marketing and Client Service of Lord Abbett (since 1990).
Robert P. Fetch (1953)	Executive Vice President	Elected in 2007	Partner and Senior Investment Manager, joined Lord Abbett in 1995.
Robert I. Gerber (1954)	Executive Vice President	Elected in 1998	Partner and Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.
Michael S. Goldstein (1968)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1997.
Maren Lindstrom (1962)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

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Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2007	Investment Manager, joined Lord Abbett in 1998.
Harold E. Sharon (1960)	Executive Vice President	Elected in 2005	Partner, Investment Manager and Director, International Core Equity Investments, joined Lord Abbett in 2003; Financial Industry Consultant for venture capitalist (2001–2003).
Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director of High Yield & Convertible Management, joined Lord Abbett in 1987.
James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.
Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.
John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002-2003); attorney at Dechert LLP (2000-2002).
Ellen G. Itskovitz (1957)	Vice President	Elected in 2002	Partner and Senior Research Analyst, joined Lord Abbett in 1998.
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.
Jerald M. Lanzotti (1967)	Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1996.
Robert A. Lee (1969)	Vice President	Elected in 1998	Partner and Investment Manager, joined Lord Abbett in 1997.
Charles P. Massare (1948)	Vice President	Elected in 2005	Partner and Director of Quantitative Research & Risk Management, joined Lord Abbett in 1998.
A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.
Walter H. Prahl (1958)	Vice President	Elected in 1998	Partner and Director of Quantitative Research, Taxable Fixed Income, joined Lord Abbett in 1997.
Christina T. Simmons (1957)	Vice President and Assistant Secretary	Elected in 2000	Assistant General Counsel, joined Lord Abbett in 1999.
Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Senior Deputy General Counsel; joined Lord Abbett in 2007; formerly, Executive Vice President and General Counsel at Cohen & Steers Capital Management, Inc.

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Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Committees

The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee and the Contracts Committee.

The Audit Committee is composed wholly of Trustees who are not “interested persons” of the Funds.  The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs and Tullis.  The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Funds, and the quality and integrity of each Fund’s financial reports.  Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of each Fund’s independent registered public accounting firm and considering violations of the Funds’ Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met five times.

The Proxy Committee is composed of at least two Trustees who are not “interested persons” of the Funds, and also may include one or more Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three Independent Trustees: Messrs. Bush and Neff, and Ms. Hill. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest. During the past fiscal year, the Proxy Committee met twice.

The Nominating and Governance Committee is composed of all the Trustees who are not “interested persons” of the Funds.  Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as Independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation.  During the past fiscal year, the Nominating and Governance Committee met three times. The Nominating and Governance Committee has adopted policies with respect to its consideration of any individual recommended by the Funds’ shareholders to serve as an Independent Trustee.  A shareholder who would like to recommend a candidate may write to the Funds.

The Contracts Committee consists of all Trustees who are not “interested persons” of the Funds.  The Contracts Committee conducts much of the factual inquiry undertaken by the Trustees in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor.  The Contracts Committee held one formal meeting during the last fiscal year; in addition, members of the Committee conducted inquiries into the portfolio management approach and results of Lord Abbett, and reported the results of those inquiries to the Nominating and Governance Committee.

Compensation Disclosure

The following table summarizes the compensation for each of the directors/trustees of the Trust and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Trust for Independent Trustees.  The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of the director/trustee.  No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

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Name of Trustee	For the Fiscal Year Ended November 30, 2006 Aggregate Compensation Accrued by the Trust(1)	For the Year Ended December 31, 2006 Total Compensation Paid by the Trust and Thirteen Other Lord Abbett-Sponsored Funds(2)

E. Thayer Bigelow	$10,140	$201,877
William H.T. Bush	$9,469	$187,877
Robert B. Calhoun, Jr.	$10,595	$209,877
Julie A. Hill	$9,898	$191,877
Franklin W. Hobbs	$9,669	$191,877
C. Alan MacDonald*	$3,209	$41,585
Thomas J. Neff	$9,353	$185,877
James L.L. Tullis**	$6,867	$152,748

* Mr. MacDonald retired effective March 31, 2006.

** Mr. Tullis became a Trustee of the Trust and a director/trustee of each of the other Lord Abbett-sponsored funds (except the Large Cap Growth Fund) as of March 23, 2006. He became a trustee of the Large Cap Growth Fund as of December 18, 2006.

(1)          Independent Trustees’ fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund.  A portion of the fees payable by the Trust to its Independent Trustees may be deferred at the option of a Trustee under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of a Fund for later distribution to the Trustees.  In addition, $25,000 of each Trustee’s retainer must be deferred and is deemed invested in shares of the Funds and other Lord Abbett-sponsored funds under the equity-based plan.  Of the amounts shown in the second column, the total deferred amounts for the Trustees are $1,305, $2,303, $10,595, $3,613, $9,669, $612, $9,353, and $3,714, respectively.

(2)          The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2006, including fees directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each Trustee in the Funds and other Lord Abbett-sponsored funds as of December 31, 2006.  The amounts shown include deferred compensation to the Trustees deemed invested in fund shares.  The amounts ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.

Dollar Range of Equity Securities in the Funds
Name of Trustee	Balanced Strategy Fund	Diversified Equity Strategy Fund	Diversified Income Strategy Fund	Growth & Income Strategy Fund
Robert S. Dow	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Daria L. Foster*	$50,001-$100,000	$50,001-$100,000	$10,001-$50,000	$50,001-$100,000
E. Thayer Bigelow	$1-$10,000	$1 - $10,000	$1-$10,000	$1-$10,000
William H. T. Bush	$1-$10,000	$1 - $10,000	$1-$10,000	$1-$10,000
Robert B. Calhoun, Jr.	$10,001-$50,000	$1 - $10,000	$1-$10,000	$1-$10,000
Julie A. Hill	$1-$10,000	$1 - $10,000	$1-$10,000	$1-$10,000
Franklin W. Hobbs	$10,001-$50,000	$1 - $10,000	$1-$10,000	$1-$10,000
C. Alan MacDonald**	$1-$10,000	N/A	$1-$10,000	$1-$10,000
Thomas J. Neff	$10,001-$50,000	$1 - $10,000	$1-$10,000	$1-$10,000
James L.L. Tullis***	$1-$10,000	$1 - $10,000	$1-$10,000	$1-$10,000

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Dollar Range of Equity Securities in the Funds
Name of Trustee	Convertible Fund	Core Fixed Income Fund	Floating Rate Fund	High Yield Fund
Robert S. Dow	Over $100,000	Over $100,000	N/A	Over $100,000
Daria L. Foster*	$10,001-$50,000	$10,001-$50,000	N/A	$10,001-$50,000
E. Thayer Bigelow	$1-$10,000	$1-$10,000	N/A	$1-$10,000
William H. T. Bush	$1-$10,000	$1-$10,000	N/A	$1-$10,000
Robert B. Calhoun, Jr.	$1-$10,000	$1-$10,000	N/A	$1-$10,000
Julie A. Hill	$1-$10,000	$1-$10,000	N/A	$1-$10,000
Franklin W. Hobbs	$1-$10,000	$1-$10,000	N/A	$1-$10,000
C. Alan MacDonald**	$1-$10,000	$1-$10,000	N/A	$1-$10,000
Thomas J. Neff	$1-$10,000	$1-$10,000	N/A	$1-$10,000
James L.L. Tullis***	$1-$10,000	$1-$10,000	N/A	$1-$10,000

Dollar Range of Equity Securities in the Funds
Name of Trustee	Income Fund	Short Duration Income Fund	Total Return Fund	Aggregate Dollar Range of Equity Securities in Lord Abbett-Sponsored Funds
Robert S. Dow	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Daria L. Foster*	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
E. Thayer Bigelow	Over $100,000	$1-$10,000	$1-$10,000	Over $100,000
William H. T. Bush	$10,001-$50,000	$1-$10,000	$1-$10,000	Over $100,000
Robert B. Calhoun, Jr.	$50,001-$100,000	$1-$10,000	$1-$10,000	Over $100,000
Julie A. Hill	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Franklin W. Hobbs	$10,001-$50,000	$1-$10,000	$1-$10,000	Over $100,000
C. Alan MacDonald**	Over $100,000	$1-$10,000	$1-$10,000	Over $100,000
Thomas J. Neff	Over $100,000	$1-$10,000	$1-$10,000	Over $100,000
James L.L. Tullis***	$1-$10,000	$1-$10,000	$1-$10,000	$50,001-$100,000

*Ms. Foster became a Trustee of the Trust as of September 14, 2006.

**Mr. MacDonald retired effective March 31, 2006.

***Mr. Tullis became a Trustee of the Trust and a director/trustee of each of the other Lord Abbett-sponsored funds (except the Large Cap Growth Fund) as of March 23, 2006. He became a trustee of the Large Cap Growth Fund as of December 18, 2006.

Code of Ethics

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts.  In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust’s  Code of Ethics which complies, in substance, with Rule 17j-1 under the Act and each of the recommendations of the Investment Company Institute’s Advisory Group on Personal Investing.  Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, (2) profiting on trades of the same security within 60 days, (3) trading on material and non-public information, and (4) engaging in market timing

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activities with respect to Lord Abbett -sponsored funds.  The Code of Ethics imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of the Advisory Group.

Proxy Voting

The Funds have delegated proxy voting responsibilities to the Funds’ investment adviser, Lord Abbett, subject to the Proxy Committee’s general oversight.  Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix B.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the twelve months ended June 30th, no later than August 31st of each year.  The Funds’ Form N-PX filing is available on the SEC’s website at www.sec.gov.  The Funds also have made this information available, without charge, on Lord Abbett’s website at www.LordAbbett.com.

4.
Control Persons and Principal Holders of Securities

[to be completed]

5.
Investment Advisory and Other Services

Investment Adviser

As described under “Management” in the Prospectus, Lord Abbett is the Funds’ investment adviser.  The following partners of Lord Abbett are also officers of the Funds:  Joan A. Binstock, Robert P. Fetch, Robert I. Gerber, Michael S. Goldstein, Ellen G. Itskovitz, Lawrence H. Kaplan, Jerald M. Lanzotti, Robert A. Lee, Maren Lindstrom, Charles Massare, Jr., A. Edward Oberhaus, III, Walter H. Prahl, Harold Sharon, and Christopher J. Towle.  Robert S. Dow and Daria L. Foster are partners of Lord Abbett and officers of the Fund and Trustees of the Trust. The other partners of Lord Abbett are: Robert Ball, Bruce Bartlett, Michael Brooks, Zane E. Brown, Patrick Browne, John Corr, John J. DiChiaro, Sholom Dinsky, Milton Ezrati, Daniel H. Frascarelli, Kenneth Fuller, Michael A. Grant, Howard E. Hansen, Gerard Heffernan, Charles Hofer, Cinda Hughes, Richard Larsen, Gregory M. Macosko, Thomas Malone, Vincent McBride, Paul McNamara, Robert J. Noelke, F. Thomas O’Halloran, R. Mark Pennington, Michael Radziemski, Eli M. Salzmann, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Jarrod Sohosky, Diane Tornejal, Edward von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Management Agreement between Lord Abbett and the Trust, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month.  These management fees are allocated among the separate classes based on each Fund’s average daily net assets.  The annual rates for each Fund are calculated as follows:

For allocating the Balanced Strategy Fund’s assets among the underlying funds, the management fee is calculated at a rate of 0.10%.

For allocating the Diversified Equity Strategy Fund’s assets among the underlying funds, the management fee is calculated at a rate of 0.10%.

For allocating the Diversified Income Strategy Fund’s assets among the underlying funds, the management fee is calculated at a rate of 0.10%.

For allocating the Growth & Income Strategy Fund’s assets among the underlying funds, the management fee is calculated at a rate of 0.10%.

For the Convertible Fund the management fee is calculated at the following rates:

0.70% on the first $1 billion of average daily net assets;

0.65% on the next $1 billion of average daily net assets; and

0.60% on average daily net assets over $2 billion.

For the Core Fixed Income Fund and the Total Return Fund the management fees are calculated at the following rates:

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0.45% on the first $1 billion of average daily net assets;

0.40% on the next $1 billion of average daily net assets; and

0.35% on each Fund’s average daily net assets over $2 billion.

For the Floating Rate Fund the management fee is calculated at the following rates: [TO BE COMPLETED].

For the High Yield Fund the management fee is calculated at the following rates:

0.60% on the first $1 billion of average daily net assets;

0.55% on the next $1 billion of average daily net assets; and

0.50% on average daily net assets over $2 billion.

For the Income Fund the management fee is calculated at the following rates:

0.50% on the first $3 billion of average daily net assets; and

0.45% on average daily net assets over $3 billion.

For the Short Duration Income Fund the management fee is calculated at the following rates:

0.35% on the first $1 billion of average daily net assets;

0.30% on the next $1 billion of average daily net assets; and

0.25% on average daily net assets over $2 billion.

The fee paid to Lord Abbett for the fiscal year ended November 30, 2006 was at an effective rate of 0.40% of the Short Duration Income Fund’s average daily net assets.  Effective December 14, 2007, the Fund’s management fee was reduced from 0.40% of the Fund’s average daily net assets to the rates shown above.

The management fees payable, waived and collected by Lord Abbett for the fiscal years ending November 30, to Lord Abbett for each Fund were as follows:

	2006				Amount Lord
Fund	Amount Payable		Amount Waived		Abbett Collected
Balanced Strategy Fund	$1,190,955		$1,190,955	+	$0
Diversified Equity Strategy Fund	$1,716	*	$1,716	*+	$0
Diversified Income Strategy Fund	$27,566		$27,566	+	$0
Growth & Income Strategy Fund	$137,088		$137,088	+	$0
Convertible Fund	$1,839,580		$0		$1,839,580
Core Fixed Income Fund	$410,030		$0		$410,030
Floating Rate Fund	N/A		N/A		N/A
High Yield Fund	$1,160,889		$0		$1,160,889
Income Fund	$3,552,248		$0		$3,552,248
Short Duration Income Fund	$522,244		$0		$522,244
Total Return Fund	$2,385,895		$0		$2,385,895

	2005				Amount Lord
Fund	Amount Payable		Amount Waived		Abbett Collected
Balanced Strategy Fund	$992,918		$992,918	+	$0
Diversified Income Strategy Fund	$1,259	**	$1,259	**+	$0
Growth & Income Strategy Fund	$4,762	**	$4,762	**+	$0
Convertible Fund	$1,494,109		$0		$1,494,109
Core Fixed Income Fund	$338,717		$0		$338,717
Floating Rate Fund	N/A		N/A		N/A
High Yield Fund	$1,224,047		$0		$1,224,047
Income Fund	$4,340,797		$0		$4,340,797
Short Duration Income Fund	$585,178		$0		$585,178
Total Return Fund	$1,386,311		$0		$1,386,311

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	2004			Amount Lord
Fund	Amount Payable	Amount Waived		Abbett Collected
Balanced Strategy Fund	$1,957,214	$1,957,214	++	$0
Convertible Fund	$957,431	$0		$957,431
Core Fixed Income Fund	$339,433	$0		$339,433
Floating Rate Fund	N/A	N/A		N/A
High Yield Fund	$1,249,615	$0		$1,249,615
Income Fund	$5,035,358	$0		$5,035,358
Short Duration Income Fund	$853,826	$0		$853,826
Total Return Fund	$929,580	$0		$929,580

*6/29/06 (commencement of operations) through 11/30/06

**6/29/05 (commencement of operations) through 11/30/05

+ These are contractual waivers.

++ This is a voluntary waiver.

For the fiscal year ended November 30, 2004, Lord Abbett voluntarily reimbursed expenses to the extent necessary to maintain Convertible Fund’s total operating expenses for Class I shares at 0.95% of the average daily net assets of such class.  For the fiscal year ended November 30, 2004, the reimbursement amounted to $99,003.  Lord Abbett discontinued this voluntary expense reimbursement.

Lord Abbett voluntarily waived its entire management fee for the Balanced Strategy Fund for the fiscal year ended November 30, 2004, and contractually waived its fee for the fiscal years ended 2005 and 2006. For the fiscal periods ended November 30, 2005 and 2006, Lord Abbett contractually waived its management fee for the Diversified Income Strategy Fund and the Growth & Income Strategy Fund. For the fiscal period ended November 30, 2006, Lord Abbett contractually waived its management fee for the Diversified Equity Strategy Fund. For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to waive its management fee for the Balanced Strategy Fund, Diversified Income Strategy Fund, Growth & Income Strategy Fund and Diversified Equity Strategy Fund.

For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of each of the Balanced Strategy Fund’s, Diversified Income Strategy Fund’s, Growth & Income Strategy Fund’s and Diversified Equity Strategy Fund’s expenses so that that the Total Annual Operating Expenses for each Fund do not exceed an aggregate annual rate of 0.63%, 0.84%, 1.14%, and 1.16%, respectively, of average daily net assets for Class I shares.

For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Core Fixed Income Fund and Total Return Fund’s expenses so that the Total Annual Operating Expenses for each Fund (excluding interest expense) do not exceed an aggregate annual rate of 0.55% of average daily net assets for Class I shares.

For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Income  Fund’s expenses so that the Fund’s Total Annual Operating Expenses (excluding interest expense) do not exceed an aggregate annual rate of 0.65% of average daily net assets for Class I shares.

For the period from December 1, 2006 through March 31, 2008, Lord Abbett has contractually agreed to reimburse a portion of the Short Duration Income Fund’s expenses so that the Total Annual Operating Expenses for the Fund do not exceed an aggregate annual rate of 0.55% of average daily net assets for Class I shares.

Each Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, Independent Trustees’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

Administrative Services

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services

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not involving the provision of investment advice to each Fund.  Under the Agreement, each Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of 0.04%, with the exception of Balanced Strategy Fund, Diversified Equity Strategy Fund, Diversified Income Strategy Fund, and Growth & Income Strategy Fund, which do not pay such fee. This fee is allocated among the classes of shares of each Fund based on average daily net assets.

The administrative service fees paid to Lord Abbett for the Funds for the fiscal years ended November 30 were as follows:

Fund	2006		2005		2004
Balanced Strategy Fund	$0	*	$0	*	$56,264	**
Diversified Equity Strategy Fund	$0	*+	N/A		N/A
Diversified Income Strategy Fund	$0	*	$0	*++	N/A
Growth & Income Strategy Fund	$0	*	$0	*++	N/A
Convertible Fund	$105,119		$85,378		$54,710
Core Fixed Income Fund	$36,447		$30,386		$27,155
Floating Rate Fund	N/A		N/A		N/A
High Yield Fund	$77,393		$81,603		$83,308
Income Fund	$284,180		$347,263		$402,829
Short Duration Income Fund	$52,224		$58,518		$68,306
Total Return Fund	$212,079		$123,228		$74,366

* Balanced Strategy Fund, Diversified Equity Strategy Fund, Diversified Income Strategy Fund, and Growth & Income Strategy Fund do not pay the Administrative Service Fee.

**Effective March 1, 2004, Balanced Strategy Fund no longer pays the Administrative Service Fee.

+6/29/06 (commencement of operations) through 11/30/06.

++ 6/29/05 (commencement of operations) through 11/30/05.

Investment Managers

As stated in the Prospectus, Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of each Fund.

The Lord Abbett Asset Allocation Committee oversees and reviews the allocation and investment of the Strategic Allocation Funds’ assets in the underlying funds and is primarily responsible for the day-to-day management of the Strategic Allocation Funds.  The Asset Allocation Committee consists of Robert S. Dow, Robert I. Gerber, Christopher J. Towle, Harold E. Sharon, Charles Massare, and Robert P. Fetch.

Christopher J. Towle heads the team of the Convertible Fund and the other senior member is Maren Lindstrom. Mr. Towle and Ms. Lindstrom are primarily and jointly responsible for the day-to-day management of the Fund.

Robert A. Lee, Partner and Director of Taxable Fixed Income, heads the team of the Core Fixed Income Fund, Income Fund, Short Duration Income Fund and Total Return Fund, and is primarily responsible for the day-to-day management of each Fund. Mr. Lee joined Lord Abbett in 1997 and has been a member of the team since 1998. A senior member of the team is Andrew H. O’Brien. Mr. O’Brien, Investment Manager, joined Lord Abbett in 1998 and has been a member of the team since 1998.

Elizabeth O. MacLean heads the team of the Floating Rate Fund and is primarily responsible for the day-to day management of the Fund.

Christopher J. Towle heads the team of the High Yield Fund and the other senior member is Michael S. Goldstein.  Mr. Towle and Mr. Goldstein are primarily and jointly responsible for the day-to-day management of the Fund.

The following table indicates for each Fund as of November 30, 2006 (or as of May 31, 2007 or June 29, 2007, as noted below): (1) the number of other accounts managed by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category.  For each of the categories a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity

32

contracts and variable life insurance policies offered through insurance companies.  The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett.  (The data shown below are approximate.)

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Other Accounts Managed(1) (# and Total Assets)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Balanced Strategy Fund	Robert S. Dow (2)	4/ $857.5	0/ $0.0	0/ $0.0
	Robert I. Gerber	13 / $2,723.8	0 / $0.0	13,046 / $5,678.3
	Christopher J. Towle	14 / $12,992.6	3 / $1,163.2	4,345 / $2,209.1
	Harold E. Sharon	9 / $1,837.4	0 / $0.0	102 / $16.7
	Charles Massare	4 / $612.3	0 / $0.0	0 / $0.0
	Robert P. Fetch (2)	10/ $9,096.7	1/ $250.9	965* / $3,097.8*

Diversified Equity Strategy Fund	Robert S. Dow (2)	4/ $2,253.8	0 / $0.0	0 / $0.0
	Robert I. Gerber	13 / $4,003.1	0 / $0.0	13,046 / $5,678.3
	Christopher J. Towle	14 / $14,271.9	3 / $1,163.2	4,345 / $2,209.1
	Harold E. Sharon	9 / $3,116.7	0 / $0.0	102 / $16.7
	Charles Massare	4 / $1,891.6	0 / $0.0	0 / $0.0
	Robert P. Fetch (2)	10/ $10,492.9	1/ $250.9	965* / $3,097.8*

Diversified Income Strategy Fund	Robert S. Dow (2)	4/ $2,216.9	0 / $0.0	0 / $0.0
	Robert I. Gerber	13 / $3,969.6	0 / $0.0	13,046 / $5,678.3
	Christopher J. Towle	14 / $14,238.4	3 / $1,163.2	4,345 / $2,209.1
	Harold E. Sharon	9 / $3,083.2	0 / $0.0	102 / $16.7
	Charles Massare	4 / $1,858.1	0 / $0.0	0 / $0.0
	Robert P. Fetch (2)	10/ $10,456.1	1/ $250.9	965* / $3,097.8*

Growth & Income Strategy Fund	Robert S. Dow (2)	4/ $1,985.7	0 / $0.0	0 / $0.0
	Robert I. Gerber	13 / $3,793.1	0 / $0.0	13,046 / $5,678.3
	Christopher J. Towle	14 / $14,061.9	3 / $1,163.2	4,345 / $2,209.1
	Harold E. Sharon	9 / $2,906.7	0 / $0.0	102 / $16.7
	Charles Massare	4 / $1,681.6	0 / $0.0	0 / $0.0
	Robert P. Fetch (2)	10/ $10,224.9	1/ $250.9	965* / $3,097.8*

Convertible Fund	Christopher J. Towle	14/$13,998.0	3/$1,163.2	4,345/$2,209.1
	Maren Lindstrom	0 / $0.0	0 / $0.0	4,343 / $2,183.8

Core Fixed Income Fund	Robert A. Lee (3)	8/$2,192.9	1/$14.9	12,594/$5,664.8
	Andrew H. O’Brien	[ ]	[ ]	[ ]

Floating Rate Fund	Elizabeth O. MacLean	[ ]	[ ]	[ ]

High Yield Fund	Christopher J. Towle	14 / $14,086.0	3 / $1,163.2	4,345 / $2,209.1
	Michael Goldstein	0 / $0.0	2 / $782.9	2 / $25.2

Income Fund	Robert A. Lee (3)	8 / $1,688.3	1 / $14.9	12,594 / $5,664.8
	Andrew H. O’Brien	[ ]	[ ]	[ ]

34

Short Duration Income Fund	Robert A. Lee (3)	8 / $2,182.0	1 / $14.9	12,594 / $5,664.8
	Andrew H. O’Brien	[ ]	[ ]	[ ]

Total Return Fund	Robert A. Lee (3)	8 / $1,389.8	1 / $14.9	12,594 / $5,664.8
	Andrew H. O’Brien	[ ]	[ ]	[ ]

(1) Total assets are in millions.

(2) Mr. Dow and Mr. Fetch recently became members of the investment team of the Balanced Strategy Fund, Diversified Equity Strategy Fund, Diversified Income Strategy Fund and Growth & Income Strategy Fund. Accordingly, these figures are as of May 31, 2007.

(3) Mr. Lee will replace Mr. Gerber as the portfolio manager primarily responsible for the day-to-day management of these Funds on October 1, 2007.  These figures have been calculated as of June 29, 2007.

* Included in the number of accounts and total assets are 2 accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $570.5 million in assets.

Conflicts of interest may arise in connection with the investment managers’ management of the investments of the Funds and the investments of the other accounts included in the table above.  Such conflicts may arise with respect to the allocation of investment opportunities among the Funds and other accounts with similar investment objectives and policies.  An investment manager potentially could use information concerning a Fund’s transactions to the advantage of other accounts and to the detriment of the Funds.  To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures.  Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures.  The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett.  In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Funds.  Moreover, Lord Abbett’s Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information.  Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts.  Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds.  Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers’ management of the investments of the Funds and the investments of the other accounts referenced in the table above.

Compensation of Investment Managers

Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions.  The level of compensation takes into account the investment manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors.  These factors include the investment manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors.  Investment results are evaluated based on an assessment of the investment manager’s three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings.  Finally, there is a component of the bonus that reflects leadership and management of the investment team.  The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors.  No part of the bonus payment is based on the investment manager’s assets under management, the revenues generated by those assets, or the profitability of the investment manager’s unit.  Lord Abbett does not manage hedge funds.  Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period.  The plan’s earnings are based on the overall asset growth of the firm as a whole.  Lord Abbett believes this incentive focuses investment managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees.  Contributions to an investment manager’s profit-sharing account are based on a percentage of the investment manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.  The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

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Holdings of Investment Managers

The following table indicates for each Fund the dollar range of shares beneficially owned by each investment manager who is primarily and/or jointly responsible for the day-to-day management of that Fund, as of November 30, 2006 (or as of May 31, 2007 or June 29, 2007, as noted below). This table includes the value of shares beneficially owned by such investment managers through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Funds
Fund	Name	None	$1-$10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Balanced Strategy Fund	Robert S. Dow (1)							X
	Robert I. Gerber				X
	Christopher J. Towle			X
	Harold E. Sharon	X
	Charles Massare	X
	Robert P. Fetch (1)	X

Diversified Equity Strategy Fund	Robert S. Dow (1)							X
	Robert I. Gerber	X
	Christopher J. Towle	X
	Harold E. Sharon	X
	Charles Massare			X
	Robert P. Fetch (1)	X

Diversified Income Strategy Fund	Robert S. Dow (1)							X
	Robert I. Gerber			X
	Christopher J. Towle	X
	Harold E. Sharon	X
	Charles Massare	X
	Robert P. Fetch (1)	X

Growth & Income Strategy Fund	Robert S. Dow (1)							X
	Robert I. Gerber			X
	Christopher J. Towle	X
	Harold E. Sharon	X
	Charles Massare			X
	Robert P. Fetch (1)	X

Convertible Fund	Christopher J. Towle			X
	Maren Lindstrom				X

Core Fixed Income Fund	Robert A. Lee (2)	X
Andrew H. O’Brien

Floating Rate Fund	Elizabeth O. MacLean

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High Yield Fund	Christopher J. Towle		X
	Michael Goldstein			X

Income Fund	Robert A. Lee (2)	X
Andrew H. O’Brien

Short Duration Income Fund	Robert A. Lee (2)			X
Andrew H. O’Brien

Total Return Fund	Robert A. Lee (2)	X
Andrew H. O’Brien

(1) Mr. Dow and Mr. Fetch recently became members of the investment team of the Balanced Strategy Fund, Diversified Equity Strategy Fund, Diversified Income Strategy Fund and Growth & Income Strategy Fund. Accordingly, these figures are as of May 31, 2007.

(2) Mr. Lee will replace Mr. Gerber as the portfolio manager primarily responsible for the day-to-day management of these Funds on October 1, 2007.  His holdings have been calculated as of June 29, 2007.

Principal Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for each Fund.

Custodian and Accounting Agent

State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, is each Fund’s custodian.  The custodian pays for and collects proceeds of securities bought and sold by the Funds and attends to the collection of principal and income.  The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by a Fund in foreign countries and to hold cash and currencies for each Fund.  In accordance with the requirements of Rule 17f-5 under the Act, the Board has approved arrangements permitting each Fund’s foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates each Fund’s net asset value.

Transfer Agent

DST Systems, Inc., 210 West 10th St., Kansas City, MO 64106, serves as the transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement for the Funds.

Independent Registered Public Accounting Firm

[                                                        ], [                                                        ], is the independent registered public accounting firm of the Funds and must be approved at least annually by the Funds’ Board to continue in such capacity. [                                          ] performs audit services for the Funds, including the examination of financial statements included in the Funds’ Annual Report to Shareholders.

6.
Brokerage Allocations and Other Practices

For Equity Investments by the Funds

It is Lord Abbett’s and the Funds’ policy to obtain best execution on all portfolio transactions, which means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers’ services. Consistent with obtaining best execution, the Funds may pay, as described below, a higher commission than some brokers might charge on the same transaction. The policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Funds, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Normally, the selection of broker-dealers is made by traders who are employees of Lord Abbett. These traders also do the

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trading for other accounts — investment companies and other investment clients — managed by Lord Abbett. They are responsible for seeking best execution.

In transactions on stock exchanges in the United States, commissions are typically negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Funds’ portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The Funds pay a commission rate that Lord Abbett believes is appropriate to give maximum assurance that the Funds’ brokers will provide the Funds, on a continuing basis, with the highest level of brokerage services available. While Lord Abbett does not always seek the lowest possible commissions on particular trades, Lord Abbett believes that the commission rates paid by the Funds are in line with the rates that many other institutions pay. Lord Abbett’s traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers. Such services include showing the Funds trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, confidential treatment, promptness and reliability. The value of these services may be viewed in terms of either a particular transaction or multiple transactions on behalf of one or more accounts managed by Lord Abbett.

While neither Lord Abbett nor the Funds obtain third party research services from brokers executing portfolio transactions for the Funds, some of these brokers may provide proprietary research services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to the Funds and the other accounts Lord Abbett manages. In addition, Lord Abbett purchases third party research with its own funds. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.  Such services may be used by Lord Abbett in servicing all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of the Funds. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with its management of the Funds, and not all of such services will necessarily be used by Lord Abbett in connection with its advisory services to such other accounts. Lord Abbett cannot allocate research services received from brokers to any particular account, research services are not a substitute for Lord Abbett’s services but are supplemental to its own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into its investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of proprietary research services from brokerage firms has not reduced Lord Abbett’s normal research activities, the expenses of Lord Abbett could be increased if it attempted to generate such additional information through its own staff.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

Lord Abbett may seek to combine or “batch” purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including the Funds, to facilitate “best execution” and to reduce other transaction costs, if relevant. Each account that participates in a particular batched order, including the Funds, will do so at the average share price for all transactions related to that order. Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating accounts in proportion to the size of the order placed for each account (i.e., pro-rata). Lord Abbett, however, may increase or decrease the amount of securities allocated to one or more accounts if necessary to avoid holding odd-lot or small numbers of shares in a client account. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker for a trade (sometimes referred to as “directed accounts”), or when Lord Abbett is placing transactions for separately managed account programs (sometimes referred to as “wrap programs”).  When it does not batch purchases and sales, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which transactions are communicated to the trading desk or placed at or about the same time.  Generally, Lord Abbett will place trades first

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for transactions on behalf of the Lord Abbett funds and non-directed individually-managed institutional accounts, second for wrap programs, by program, and finally for directed accounts.

For Fixed Income Investments by the Funds

It is Lord Abbett’s and the Funds’ policy to obtain best execution on all portfolio transactions, which means that Lord Abbett and the Funds select broker-dealers on the basis of their professional capability to execute each Fund’s portfolio transactions at the most favorable prices, considering all costs of the transaction, including dealer markups and markdowns.

To the extent permitted by law, a Fund, if considered advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.  Trades are executed only when they are dictated by investment decisions by Lord Abbett to cause the Lord Abbett-sponsored funds to purchase or sell portfolio securities.  Purchases from underwriters of newly-issued securities for inclusion in the Funds’ portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

Lord Abbett allocates the securities in a manner it determines to be fair to all portfolios over time.  Lord Abbett may seek to combine or “batch” purchases or sales of a particular security placed at the same time for similarly situated portfolios, including the Funds, to facilitate “best execution” and to reduce other transaction costs, if relevant.  Each portfolio that participates in a particular batched purchase or sale, including the Funds, will do so at the same price.  Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating portfolios in proportion to the size of the purchase or sale placed for each portfolio (i.e., pro-rata).  Lord Abbett, however, may increase or decrease the amount of a security allocated to one or more portfolios if necessary to avoid holding odd-lot or a small amount of a particular security in a portfolio.  In addition, if Lord Abbett is unable to execute fully a batched transaction, and determines that it would be impractical to allocate a small amount of the security on a pro-rata basis among the portfolios, or, in circumstances under which the relative holdings of some portfolios require an allocation other than pro-rata (e.g., cash from a new portfolio being initially invested, an existing portfolio raising cash, or other circumstances under which a portfolio is over- or under-weighted in one or more holdings relative to other similarly managed portfolios), Lord Abbett allocates the securities fairly as stated above.  At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when a limited amount of a particular security is available from only one or a limited number of broker-dealers.

Total Brokerage Commissions Paid to Independent Broker-Dealers

The total brokerage commissions on transactions of securities paid to independent broker dealers are as follows for the past three fiscal years ended November 30th:

Fund	2006		2005		2004
Balanced Strategy Fund	$0		$0		$0
Diversified Equity Strategy Fund	$0	*	N/A		N/A
Diversified Income Strategy Fund	$0		$0	**	N/A
Growth & Income Strategy Fund	$0		$0	**	N/A
Convertible Fund	$64,833		$87,983		$74,575
Core Fixed Income Fund	$0		$284		$583
Floating Rate Fund	N/A		N/A		N/A
High Yield Fund	$8,267		$5,598		$7,264
Income Fund	$0		$4,228		$7,588
Short Duration Income Fund	$0		$0		$0
Total Return Fund	$92		$956		$1,842

*6/29/06 (commencement of operations) through 11/30/06

** 6/29/05 (commencement of operations) through 11/30/05

7.
Classes of Shares

Each Fund offers investors different classes of shares.  Only Class I shares of each Fund are offered in this SAI.  The

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different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All classes of shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses.  They are fully paid and nonassessable when issued and have no preemptive or conversion rights.  Additional classes, series, or funds may be added in the future.  The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series, or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter.  Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund.  However, Rule 18f-2 exempts the selection of independent registered public accounting firms, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act.  Under the Trust’s Declaration and Agreement of Trust (“Declaration”), shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the Trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of each Fund’s shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of each Fund’s outstanding shares and entitled to vote at the meeting.

Shareholder Liability.  Delaware law provides that the Trust’s shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations.  The courts of some states, however, may decline to apply Delaware law on this point.  The Declaration contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust.  The Declaration provides for indemnification out of the Trust’s property of any shareholder or former shareholder held personally liable for the obligations of the Trust.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations.  Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust’s registration statement.  In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law or organize another entity in which the Trust will have an interest to take over some or all of the Trust’s property or carry on the Trust’s business.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.

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8.
Purchases, Redemptions, Pricing, and Payments to Dealers

Information concerning how we value Fund shares is contained in the Prospectus under “Other Information for Fund Investors – Pricing of Fund Shares”.  The Trust’s Board has adopted policies and procedures that are designed to prevent or stop excessive trading and market timing.  Please see the Prospectus under “Other Information for Fund Investors – Excessive Trading and Market Timing” for more information.

Under normal circumstances we calculate each Fund’s net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation.  The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays — New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

Portfolio securities are valued at market value as of the close of the NYSE.  Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the OTC market if, that market more accurately reflects the market value of the bonds.  Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the last bid and asked prices.  OTC fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices.  Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board as described in the Prospectus.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the exchange rates of such currencies against United States dollars provided by an independent pricing service at the close of regular trading on the London Stock Exchange.  If such exchange rates are not available, the rate of exchange will be determined in accordance with the policies established by the Board.

The net asset value per share for the Class I shares will be determined by taking the net assets and dividing by the number of Class I shares outstanding.  Our Class I shares will be offered at net asset value.

Class I Share Exchanges.  The Prospectus briefly describes the Telephone Exchange Privilege.  You may exchange some or all of your Class I shares for Class I shares of any Lord Abbett-sponsored funds currently offering Class I shares to the public.  You should read the prospectus of the other funds before exchanging.  In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other funds into which the exchange is made.

Shareholders have the exchange privilege unless they refuse it in writing.  We reserve the right to modify, restrict or reject any purchase order or exchange request if a Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders.  Each Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. We can revoke or modify the privilege for all shareholders upon 60 days’ written notice.

Redemptions.  A redemption order is in proper form when it contains all of the information and documentation required by the order form or otherwise by Lord Abbett Distributor or the Funds to carry out the order.  The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor.  See the Prospectus for expedited redemption procedures.

Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the NYSE is closed or trading on the NYSE is restricted, an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions for shareholders that are subject to U.S. federal income tax.  The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

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The Board may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.  Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts.  At least 60 days’ prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Purchases through Financial Intermediaries.  The Funds and/or Lord Abbett Distributor have authorized one or more agents to receive on its behalf purchase and redemption orders.  Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds or Lord Abbett Distributor.  The Funds will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order. The order will be priced at the Fund’s net asset value next computed after it is received by the Fund’s authorized agent, or if applicable, the agent’s authorized designee. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries.  As described in each Fund’s Prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers.  Some of these payments may be referred to as revenue sharing payments.  As of the date of this SAI, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the  Funds and/or other Lord Abbett Funds were as follows:

A.G. Edwards & Sons, Inc.

AIG SunAmerica Life Assurance Company

Allstate Life Insurance Company

Allstate Life Insurance Company of New York

B.C. Ziegler and Company

Bodell Overcash Anderson & Co., Inc.

Cadaret, Grant & Co., Inc.

Citigroup Global Markets, Inc.

Edward D. Jones & Co., L.P.

Family Investors Company

First SunAmerica Life Insurance Company

Hartford Life and Annuity Insurance Company

Hartford Life Insurance Company

James I. Black & Co.

Janney Montgomery Scott

Linsco/Private Ledger Corp.

Mass Mutual Life Investors Services, Inc.

McDonald Investments Inc.

Merrill Lynch Life Insurance Company

Merrill Lynch, Pierce, Fenner & Smith Incorporated (and/or certain of its affiliates)

MetLife Securities, Inc.

Morgan Stanley DW, Inc.

Nationwide Investment Services Corporation

PHL Variable Insurance Company

Phoenix Life and Annuity Company

Phoenix Life Insurance Company

Piper Jaffray & Co.

Protective Life Insurance Company

RBC Dain Rauscher

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

Sun Life Assurance Company of Canada

Sun Life Insurance and Annuity Company of New York

The Travelers Insurance Company

The Travelers Life and Annuity Company

UBS Financial Services Inc.

Wachovia Securities, LLC

For more specific information about any revenue sharing payments made to your Dealer, investors should contact their investment professionals.  See “Financial Intermediary Compensation” in the Fund’s Prospectus for further information.

The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, Retirement and Benefit Plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the Retirement and Benefit Plans or the Investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Thomas J. Neff, an Independent Trustee of the Fund, is a director of Hewitt Associates, Inc. and owns less than 0.01% of the outstanding shares of Hewitt Associates, Inc. Hewitt Associates is a global human resources outsourcing

42

and consulting firm with approximately $2.79 billion in revenue in fiscal 2006.  Hewitt Associates LLC, a subsidiary of Hewitt Associates, Inc., may receive recordkeeping payments from the Fund and/or other Lord Abbett-sponsored funds.  In the twelve months ended October 31, 2006, Hewitt Associates LLC received recordkeeping payments totaling approximately $516,651 from all of the Lord Abbett-sponsored Funds in the aggregate.

Redemptions in Kind.  Under circumstances in which it is deemed detrimental to the best interests of a Fund’s shareholders to make redemption payments wholly in cash, a Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of a Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash.  Each Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

9.
Taxation of the Funds

Each Fund has elected, qualified, and intends to continue to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”).  Because each Fund is treated as a separate entity for federal income tax purposes, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. If a Fund qualifies as a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders.  If in any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level.  Assuming a Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year.  Each Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

Each Fund intends to declare and pay as dividends each year substantially all of its net income from investments.  Dividends paid by a Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income; however, certain qualified dividend income that a Fund receives and distributes to an individual shareholder may be subject to a reduced tax rate of 15% (5% if the shareholder is in the 10% or 15% tax brackets) if the shareholder meets the general requirement of having held his or her Fund shares for more than 60 days during a specified time period, and the shareholder satisfies certain other requirements.

Dividends paid by a Fund from its net realized long-term capital gains that are designated by the Fund as “capital gain dividends” are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares.  The maximum federal income tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less, and (ii) 15% (5% for taxpayers in the 10% or 15% tax brackets) for capital assets held for more than one year.  You should also be aware that the benefits of the long-term capital gains and qualified dividend rates may be reduced if you are subject to the alternative minimum tax.  Under current law, the reduced federal income tax rates on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.  Capital gains recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.  All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

A Fund’s net capital losses for any year cannot be passed through to you but can be carried forward for a period of up to eight years to offset the Fund’s capital gains in those years.  To the extent capital gains are offset by such losses, they do not result in tax liability to a Fund and are not expected to be distributed to you as capital gain dividends.

Dividends paid by a Fund to corporate shareholders may qualify for the dividends-received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations.  If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends-received deduction.  The dividends-received deduction may be limited if you incur indebtedness to acquire Fund shares, and may result in reduction to the basis of your shares in a Fund if the dividend constitutes an extraordinary dividend at the Fund level.

Distributions paid by a Fund that do not constitute dividends because they exceed the Fund’s current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares.  To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

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Ordinarily, you are required to take distributions by a Fund into account in the year in which they are made.  However, a distribution declared as of a record date in October, November, or December of any year and paid during the following January is treated as received by shareholders on December 31 of the year in which it is declared.  Each Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

At the time of your purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed taxable income of the Fund.  Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to you even if the net asset value of your shares is, as a result of the distributions, reduced below your cost for such shares and the distributions economically represent a return of a portion of your investment.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions.  In general, if Fund shares are sold, you will recognize gain or loss equal to the difference between the amount realized on the sale and your adjusted basis in the shares.  Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.  However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of any capital gain dividends received with respect to such shares.  Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares in the same Fund (including pursuant to reinvestment of dividends and/or capital gain distributions).

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares unless the acquisition of the Fund shares was debt-financed. However, in the case of Fund shares held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Under Treasury regulations, if you are an individual and recognize a loss with respect to Fund shares of $2 million or more (if you are a corporation, $10 million or more) in any single taxable year (or greater amounts over a combination of years), you may be required to file a disclosure statement with the Internal Revenue Service.  A shareholder who fails to make the required disclosure may be subject to substantial penalties.

Certain investment practices that a Fund may utilize, such as investing in options, futures, forward contracts, short sales, swaps, foreign currency, or foreign entities classified as “passive foreign investment companies” for U.S. tax purposes, may affect the amount, character, and timing of the recognition of gains and losses by the Fund.  Such transactions may in turn affect the amount and character of Fund distributions to you.

High Yield Fund, and each of the other Funds in accordance with their investment objectives and policies, may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by each Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

44

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, each Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

A Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  It is generally expected that a Fund will not be eligible to pass through to you the ability to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 28% withholding tax on reportable dividends, capital gain distributions, and redemptions (“backup withholding”).  Generally, you will be subject to backup withholding if a Fund does not have your certified Social Security Number or Taxpayer Identification Number on file, or, to the Fund’s knowledge, the number that you have provided is incorrect or backup withholding is applicable as a result of your previous underreporting of interest or dividend income.  When establishing an account, you must certify under penalties of perjury that your Social Security Number or Taxpayer Identification Number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from a Fund can differ from the U.S. federal income tax rules described above.  Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations.  Certain states, however, may require that a specific percentage of a Fund’s income be derived from federal obligations before such dividends may be excluded from state taxable income.  A Fund may invest some or all of its assets in such federal obligations.  Each Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to shareholders who are subject to federal income tax, hold their shares as capital assets, and are U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts).  The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity.  Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax-deferred plans, accounts or entities.  If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on amounts treated as ordinary dividends from the Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund for taxable years of the Fund commencing prior to January 1, 2008, only if the Fund chooses to make a specific designation relating to such dividends), and the applicability of U.S. gift and estate taxes.

Because everyone’s tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, local and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

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10.
Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Funds.  The Trust has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of each Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

11.
Financial Statements

[To be completed]

46

APPENDIX A

FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under Investment Policies – Policies and Procedures Governing Disclosure of Portfolio Holdings:

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

ABN-AMRO Asset Management		Monthly
ACS HR Solutions (Formerly Mellon Employee Benefit Solutions)		Monthly
ADP Retirement Services		Monthly
AG Edwards		Monthly
AIG SunAmerica		Monthly
Allstate Life Insurance Company		Monthly
Alpha Investment Consulting Group LLC		Monthly
Ameriprise (Formerly American Express Retirement Services)		Monthly
American United Life Insurance Company		Monthly
AMG Data Services		Monthly
Amivest Capital Management		Monthly
Amvescap Retirement		Monthly
AON Consulting		Monthly
Asset Performance Partners		Monthly
Asset Strategies Portfolio Services, Inc.		Monthly
AXA Financial Services		Monthly
B. Riley & Company, Inc.		Monthly
Bank of America Corporation		Monthly
Bank of America Securities		Monthly
Bank of New York		Monthly
Bank of Oklahoma		Monthly
Bank One		Monthly
B.C. Ziegler		Monthly
Bear Stearns & Company, Inc.		Monthly
Becker, Burke Associates	Monthly	Monthly
Bell GlobeMedia Publishing Co.	Monthly
Bellwether Consulting		Monthly
Berthel Schutter	Monthly	Monthly
Bloomberg L.P.	Daily
Branch Bank and Trust		Monthly
Brown Brothers Harriman		Monthly
Buck Consultants, Inc.		Monthly
Callan Associates Inc.	Monthly	Monthly
Cambridge Associates LLC		Monthly
Cambridge Financial Services		Monthly
Charles Schwab & Co		Monthly
Chicago Trust Company		Monthly
CIBC Oppenheimer		Monthly

A-1

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Citigroup/The Yield Book, Inc.	Daily
CitiStreet Retirement Services		Monthly
CJS Securities, Inc.	Daily	Monthly
CL King & Associates	Monthly	Monthly
Clark Consulting		Monthly
Columbia Funds		Monthly
Columbia Management Group		Monthly
Columbia Trust Company		Monthly
Concord Advisory Group Ltd.	Monthly	Monthly
Consulting Services Group, LP		Monthly
Copic Financial		Monthly
CPI Qualified Plan Consultants		Monthly
CRA RogersCasey	Monthly	Monthly
Credit Suisse		Monthly
Curcio Webb	Monthly	Monthly
D.A. Davidson		Monthly
Dahab Assoc.		Monthly
Daily Access		Monthly
Defined Contribution Advisors, Inc.		Monthly
Delaware Investment Advisors		Monthly
Deloitte & Touche LLP	Annually
Demarche Associates, Inc.		Monthly
DiMeo Schneider & Associates		Monthly
Directed Services, Inc.		Monthly
Disabato Associates, Inc.		Monthly
Diversified Investment Advisors, Inc.		Monthly
Dover Consulting		Monthly
EAI		Monthly
Edward Jones		Monthly
Ennis, Knupp & Associates		Monthly
Evaluations Associates, Inc.	Monthly
Factset Research Systems, Inc.	Daily
Federated Investors		Monthly
Fidelity Capital Technology		Daily
Fifth Third Bank		Monthly
First Mercantile Trust Co.		Monthly
FleetBoston Financial Corp.		Monthly
Franklin Templeton		Monthly
Freedom One Investment Advisors		Monthly
Freedom One Financial Group	Monthly
Frost Bank		Monthly
Fuji Investment Management Co., Ltd.		Monthly
Fund Evaluation Group, Inc.		Monthly
Goldman Sachs & Co.		Monthly
Great West Life and Annuity Insurance Company		Monthly
Greenwich Associates		Monthly

A-2

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Guardian Life Insurance		Monthly
Hartford Life Insurance Company		Monthly
Hartland & Co.		Monthly
Hewitt Financial Services, LLC		Monthly
Hewitt Investment Group		Monthly
Highland Consulting Associates, Inc.		Monthly
Hoefer and Arnett, Inc.		Monthly
Holbien Associates, Inc.		Monthly
Horace Mann Life Insurance Company		Monthly
HSBC		Monthly
ICMA Retirement Corp.		Monthly
Institutional Shareholder Services, Inc.	Monthly	Monthly
Interactive Data Corporation (pricing vendor)		Daily
Intuit		Monthly
INVESCO Retirement Services		Monthly
Invesmart		Monthly
Investment Consulting Services, LLC		Monthly
Invivia		Monthly
Iron Capital Advisors		Monthly
Janney Montgomery Scott LLC		Monthly
Jefferson National Life Insurance Company		Monthly
Jeffrey Slocum & Associates, Inc.	Monthly	Monthly
Jeffries & Co., Inc.	Monthly	Monthly
JP Morgan Fleming Asset Management		Monthly
JP Morgan Investment Management		Monthly
JP Morgan Securities, Inc.		Monthly
Kaufman Brothers, LP		Monthly
Keybanc Capital Markets		Monthly
Kirkpatrick & Lockhart Preston Gates Ellis LLP (counsel to Lord, Abbett & Co. LLC)	Upon Request
Kmotion, Inc.	Monthly
Knight Equity Markets, LP		Monthly
LCG Associates, Inc.		Monthly
Legacy Strategic Asset Mgmt. Co.		Monthly
Legg Mason		Monthly
Lincoln Financial		Monthly
LPL Financial Services		Monthly
MacGregor Group, Inc.	Upon Request
Manulife Financial		Monthly
Marco Consulting Group	Monthly	Monthly
Marquette Associates, Inc.		Monthly
MassMutual Financial Group		Monthly
McDonald		Monthly
Meketa Investment Group		Monthly
Mellon Human Resources & Investor Solutions		Monthly
Mercer HR Services		Monthly

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	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Mercer Investment Consulting		Monthly
Merrill Corporation LLC	As Needed	Monthly
Merrill Lynch		Monthly
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Monthly
MetLife		Monthly
MetLife Investors		Monthly
MFS Retirement Services, Inc.		Monthly
MFS/Sun Life Financial Distributors, Inc.		Monthly
Midland National Life		Monthly
M & I Investment Management Corporation		Monthly
Milliman & Robertson Inc.		Monthly
Minnesota Life Insurance Company		Monthly
ML Benefits & Investment Solutions		Monthly
Monroe Vos Consulting Group, Inc.		Monthly
Morgan Keegan		Monthly
Morgan Stanley Dean Witter		Monthly
MorganStanley		Monthly
Morningstar Associates, Inc.		Monthly
Morningstar, Inc.		Monthly
Natexis Bleichroeder, Inc.	Upon Request	Monthly
National City Bank		Monthly
Nationwide Financial		Monthly
NCCI Holdings, Inc.		Monthly
New England Pension Consultants		Monthly
The Newport Group		Monthly
Newport Retirement Services, Inc.		Monthly
New York Life Investment Management		Monthly
Nock, Inc.	Daily
Nordstrom Pension Consulting		Monthly
NY Life Insurance Company		Monthly
Oxford Associates		Monthly
Palmer & Cay Investment Services		Monthly
Paul L. Nelson & Associates		Monthly
Pension Consultants, Inc.		Monthly
PFE Group		Monthly
PFM Group		Monthly
PFPC, Inc.		Monthly
Phoenix Life Insurance Company		Monthly
Pierce Park Group		Monthly
Piper Jaffray/ USBancorp		Monthly
Piper Jaffray & Co.		Monthly
PNC Advisors		Monthly
Portfolio Evaluations, Inc.		Monthly
Princeton Financial Systems, Inc.	Upon Request
Princeton Retirement Group, Inc.		Monthly
Principal Financial		Monthly

A-4

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Protective Life Corporation		Monthly
Prudential Financial		Monthly
Prudential Investments		Monthly
Prudential Securities, Inc.		Monthly
Putnam Fiduciary Trust Company (Mercer HR)	Monthly
Putnam Investments		Monthly
Quant Consulting		Monthly
R.V. Kuhns & Associates, Inc.		Monthly
Raymond James & Associates		Monthly
Raymond James Financial, Inc.		Monthly
RBC Capital Markets	Upon Request
RBC Dain Rauscher		Monthly
Robert W. Baird, Inc.	Upon Request	Monthly
Rocaton Investment Advisors, LLC	Monthly	Monthly
Ron Blue & Co.		Monthly
Roszel Advisors, LLC		Monthly
Russell Investment Group		Monthly
Scudder Investments		Monthly
Segal Advisors		Monthly
SEI Investment		Monthly
SG Constellation LLC	Upon Request	Monthly
Shields Associates		Monthly
Sidoti & Company, LLC	Upon Request	Monthly
Smith Barney		Monthly
Spagnola-Cosack, Inc.		Monthly
Standard & Poor’s		Monthly
Stanton Group		Monthly
State Street Bank & Trust Co.	Monthly	Monthly
Stearne, Agee & Leach		Monthly
Stephen’s, Inc.		Monthly
Stifel Nicolaus		Monthly
Strategic Advisers, Inc.	Monthly
Strategic Investment Solutions		Monthly
Stratford Advisory Group, Inc.		Monthly
Summit Strategies Group		Monthly
Sungard Expert Solutions, Inc.	Daily
Sun Life Financial Distributors, Inc.		Monthly
T. Rowe Price Associates, Inc.		Monthly
TD Asset Management		Monthly
The 401k Company		Monthly
The Carmack Group, Inc.		Monthly
The Managers Fund		Monthly
The Robbins Group, LLC		Monthly
The Vanguard Group		Monthly
Thomas Weisel Partners, Group		Monthly
TIAA-CREF Individual & Institutional Services, LLC		Monthly

A-5

	Portfolio Holdings (Item #1)*	Portfolio Commentaries, Fact Sheets, Performance Attribution Information (Item #2)**

Towers Perrin		Monthly
Transamerica Retirement Services		Monthly
Travelers Life & Annuity Company		Monthly
UBS- Prime Consulting Group		Monthly
UMB Bank		Monthly
Union Bank of California		Monthly
US Bank		Monthly
USI Retirement		Monthly
Valic		Monthly
Vanguard		Monthly
Victory Capital Management		Monthly
Vestek Systems, Inc.	Monthly
Wachovia Bank		Monthly
Wachovia Capital Markets, LLC		Monthly
Wall Street Source	Daily
Watson Wyatt Worldwide	Monthly	Monthly
Welch Hornsby		Monthly
Wells Fargo		Monthly
William Blair & Co.		Monthly
William M. Mercer Consulting Inc.		Monthly
William O’Neil		Monthly
Wilmer Cutler Pickering Hale and Dorr LLP	Upon Request
Wilshire Associates Incorporated		Monthly
Wyatt Investment Consulting, Inc.		Monthly
Yanni Partners		Monthly

  *   Each Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a monthly or calendar quarterly basis for the sole purpose of performing their own analyses with respect to the Fund within one day following each calendar period-end.

**  Eacb Fund may provide portfolio commentaries or fact sheets containing, among other things, a discussion of select portfolio holdings and a list of the largest portfolio positions, and/or portfolio performance attribution information to certain Financial Intermediaries one day following each period-end.

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APPENDIX B

April 26, 2007

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process.  Lord Abbett’s Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm’s Chief Investment Officer and its General Counsel.  Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team’s portfolio is voted in a timely manner in accordance with those policies.  In each case where an investment team declines to follow a recommendation of a company’s management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system.  Lord Abbett has retained Institutional Shareholder Services (“ISS”) to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds’ Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Lord Abbett is a privately-held firm, and we conduct only one business:  we manage the investment portfolios of our clients.  We are not part of a larger group of companies conducting diverse financial operations.  We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett’s proxy voting process would be limited.  Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds’ Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under “Specific Procedures for Potential Conflict Situations”.  If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS.  If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1.  Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a “Fund Director Company”).  If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided  not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund’s Proxy Committee for instructions on how to vote that proxy issue.

The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund’s Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2.  Lord Abbett has a Significant Business Relationship with a Company.

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Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a “Relationship Firm”).  A “significant business relationship” for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds’ total (i.e., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett’s Separately Managed Account  business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class I shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund’s Proxy Committee and shall seek voting instructions from the Fund’s Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of ISS.

SUMMARY OF PROXY VOTING GUIDELINES

Lord Abbett generally votes in accordance with management’s recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals.  This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

Lord Abbett will generally vote in accordance with management’s recommendations on the election of directors.  However, votes on director nominees are made on a case-by- case basis.  Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors’ investment in the company.  We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.  We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

There are some actions by directors that may result in votes being withheld.  These actions include:

1)                                      Attending less than 75% of board and committee meetings without a valid excuse.

2)                                      Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

3)                                      Failing to act on takeover offers where a majority of shareholders tendered their shares.

4)                                      Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

5)                                      Failing to replace management as appropriate.

We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal.  We also will generally approve proposals to elect directors annually.  The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis.  The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board.  Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

Incentive Compensation Plans

We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis.  We use ISS for guidance on appropriate compensation ranges for various industries and company sizes.  In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into

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consideration the following:

1)                                      The stock’s volatility, to ensure the stock price will not be back in the money over the near term.

2)                                      Management’s rationale for why the repricing is necessary.

3)                                      The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

4)                                      Other factors, such as the number of participants, term of option, and the value for value exchange.

In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans.  Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies’ compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

There are both advantages and disadvantages to a confidential ballot.   Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee.  A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions.  Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

Votes on mergers and acquisitions must be considered on a case-by-case basis.  The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights.  It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions.  We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company’s voting stock.  Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1)  Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

B-3

3) Shareholder Rights Plans (so-called “Poison Pills”), usually “blank check” preferred and other classes of voting securities that can be issued without further shareholder approval.  However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals.  We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) “Chewable Pill” provisions, are the preferred form of Shareholder Rights Plan.  These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote.  To strike a balance of power between management and the shareholder, ideally “Chewable Pill” provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a  poison pill in negotiations:

•                  Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

•                  No dead-hand or no-hand pills.

•                  Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

•                  Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings.  We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

B-4

APPENDIX C

Corporate Bond Ratings

Moody’s Investor Services, Inc.’s Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa
Bonds and preferred stock which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

A
Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B
Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds and preferred stock which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C
Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

WR
Withdrawn

Note:  Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Long Term Issue Credit Ratings

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C
The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

LAIT-14
(12/07)

LORD ABBETT INVESTMENT TRUST

PART C

OTHER INFORMATION

[This Amendment does not relate to, amend or otherwise affect the Prospectuses for Lord Abbett Balanced Strategy Fund, Diversified Equity Strategy Fund, Diversified Income Strategy Fund and Growth & Income Strategy Fund (collectively, the “Strategic Allocation Funds”) and each of their respective share classes A, B, C, F, P, R2, R3 and Y (to be renamed I, effective September 28, 2007) contained in Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on September 13, 2007 and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendment.]

Item 23.                Exhibits.

(a)(i)

Declaration and Agreement of Trust, as amended. Amendments to Declaration and Agreement of Trust incorporated by reference to Post-Effective Amendment Nos. 14, 28, 32, 35, 36, and 37 to the Registration Statement on Form N-1A, filed on April 14, 1998, August 1, 2000, March 29, 2002, June 26, 2003, March 31, 2004, and August 19, 2004, respectively.

(ii)

Amendment to Declaration and Agreement of Trust dated November 16, 1994. Incorporated by reference to Exhibit 99.(a)(vi) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on December 20, 2006.

(iii)

Amendment to Declaration and Agreement of Trust dated December 14, 1995. Incorporated by reference to Exhibit 99.(a)(vii) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on December 20, 2006.

(iv)

Amendment to Declaration and Agreement of Trust dated June 19, 1996. Incorporated by reference to Exhibit 99.(a)(viii) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on December 20, 2006.

(v)

Amendment to Declaration and Agreement of Trust dated October 21, 1998. Incorporated by reference to Exhibit 99.(a)(ix) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on December 20, 2006.

(vi)

Amendment to Declaration and Agreement of Trust dated January 20, 1999. Incorporated by reference to Exhibit 99.(a)(x) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on December 20, 2006.

(vii)

Amendment to Declaration and Agreement of Trust dated May 19, 1999. Incorporated by reference to Exhibit 99.(a)(xi) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on December 20, 2006.

(viii)

Amendment to Declaration and Agreement of Trust dated April 16, 2001. Incorporated by reference to Exhibit 99.23(a)(iii) to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed on March 31, 2004.

(ix)

Amendment to Declaration and Agreement of Trust dated April 20, 2004. Incorporated by reference to Exhibit 99.(a)(xii) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on December 20, 2006.

(x)

Amendment to Declaration and Agreement of Trust dated June 23, 2005. Incorporated by reference to Exhibit 99.23(iii) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A, filed on June 29, 2005.

(xi)

Amendment to Declaration and Agreement of Trust effective July 1, 2005. Incorporated by reference to Exhibit 99.23(iv) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A, filed on June 29, 2005.

(xii)

Amendment to Declaration and Agreement of Trust Effective June 22, 2006. Incorporated by reference to Exhibit 99.(a)(v) to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, filed on June 29, 2006.

2

(xiii)

Amendment to Declaration and Agreement of Trust dated July 26, 2007. Incorporated by reference to Exhibit 99.(a)(xiii) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A, filed on September 13, 2007.

(xiv)

Amendment to Declaration and Agreement of Trust dated July 26, 2007. Incorporated by reference to Exhibit 99.(a)(xiv) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A, filed on September 13, 2007.

(xv)

Amendment to Declaration and Agreement of Trust dated July 26, 2007. Incorporated by reference to Exhibit 99.(a)(xv) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A, filed on September 13, 2007.

(xvi)

Amendment to Declaration and Agreement of Trust dated September 11, 2007. Incorporated by reference to Exhibit 99.(a)(xvi) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A, filed on September 13, 2007.

(xvii)	Amendment to Declaration and Agreement of Trust dated September 11, 2007 to create the Lord Abbett Floating Rate Fund. Filed herewith.

(b)

By-Laws. Amended and Restated as of April 20, 2004 and incorporated by reference to Exhibit 99.23(b) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on August 19, 2004.

(c)	Instruments Defining Rights of Security Holders. Not applicable.

(d)(i)	Management Agreement dated October 20, 1993.*

(ii)	Addendum to Management Agreement dated October 20, 1993.*

(iii)	Addendum to Management Agreement dated November 16, 1994.*

(iv)	Addendum to Management Agreement dated July 8, 1996.*

(v)	Addendum to Management Agreement dated December 12, 1997.*

(vi)	Addendum to Management Agreement dated March 16, 1998.*

(vii)	Addendum to Management Agreement dated October 21, 1998.*

(viii)

Addendum to Management Agreement dated June 30, 2003. Incorporated by reference to Exhibit 99.23(d)(viii) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A, filed on March 31, 2004.

(ix)

Addendum to Management Agreement dated March 11, 2004 (Balanced Series) incorporated by reference to Exhibit 99.23(d)(ix) to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A, filed on August 19, 2004.

(x)

Addendum to Management Agreement dated December 1, 2004. Incorporated by reference to Exhibit 99.(d)(x) to Post- Effective Amendment No. 44 to the Registration Statement on Form N-1A, filed on March 30, 2006.

(xi)

Addendum to Management Agreement dated June 29, 2005. Incorporated by reference to Exhibit 99.23(c)(x) to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A filed on June 29, 2005.

(xii)	Addendum to Management Agreement dated December 1, 2005. Incorporated by reference to

3

Exhibit 99.(d)(xii) to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A, filed on March 30, 2006.

(xiii)

Management Fee Waiver Agreements for the fiscal year ended November 30, 2005. Incorporated by reference to Exhibit 99(d)(vii) to Post- Effective Amendment No. 44 to the Registration Statement on Form N-1A, filed on March 30, 2006.

(xiv)

Management Fee Waiver Agreements for the fiscal year ending November 30, 2006. Incorporated by reference to Exhibit 99(d)(vii) to Post- Effective Amendment No. 44 to the Registration Statement on Form N-1A, filed on March 30, 2006.

(xv)

Addendum to Management Agreement dated June 29, 2006 (Diversified Equity Strategy Fund). Incorporated by reference to Exhibit 99(d)(xvii) to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, filed on June 29, 2006.

(xvi)

Management Fee Waiver dated June 29, 2006 (Diversified Equity Strategy Fund). Incorporated by reference to Exhibit 99.(d)(xviii) to Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, filed on June 29, 2006.

(xvii)

Management Fee Waiver and Expense Reimbursement Agreement dated December 1, 2006 (Balanced Strategy Fund, Diversified Equity Strategy Fund, Income Strategy Fund, World Growth & Income Strategy Fund.) Incorporated by reference to Exhibit 99(d)(xv) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on December 20, 2006.

(xviii)

Expense Reimbursement Agreement dated September 14, 2007. Incorporated by reference to Exhibit 99(d)(xviii) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed on September 13, 2007.

(xix)

Management Fee Waiver and Expense Reimbursement Agreement dated September 14, 2007 (Balanced Strategy Fund, Diversified Equity Strategy Fund, Diversified Income Strategy Fund, Growth & Income Strategy Fund.). Incorporated by reference to Exhibit 99(d)(xix) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A, filed on September 13, 2007.

* Incorporated by reference to Post-Effective Amendment No. 32 to Form N-1A, filed on March 29, 2002.

(e)	Underwriting Contracts. Distribution Agreement. Incorporated by reference to Exhibit 99.23(e) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on March 29, 2002.

(f)

Bonus or Profit Sharing Contract. Equity Based Plans for Non-Interested Persons, Directors and Trustees of Lord Abbett Funds is incorporated by reference Exhibit 99(f) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on March 30, 2001.

(g)

Custodian Agreement and updated Exhibit A dated June 29, 2006 including all amendments. Incorporated by reference to Exhibit 99(G) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on December 20, 2006.

(h)	Other Material Contracts.

(i)

Transfer Agency Agreement dated July 1, 2004 including all amendments. Incorporated by reference to Exhibit 99(H)(i) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on December 20, 2006.

(ii)

Administrative Services Agreement with Amendments #1-10. Incorporated by reference to Exhibit 99(H)(ii) to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A, filed on December 20, 2006.

(i)	Legal Opinion. To be filed.

4

(j)	Other Opinion. To be filed.

(k)	Omitted Financial Statements. Not applicable.

(l)	Initial Capital Agreements. Not applicable.

(m)

Rule 12b-1 Plans. Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement for Lord Abbett family of Funds dated August 10, 2007 with updated schedule. Incorporated by reference to Exhibit 99(M) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A, filed on September 13, 2007.

(n)

Rule 18f-3 Plan. Amended & Restated Plan as of August 10, 2007 pursuant to Rule 18f-3(d) under the Investment Company Act 1940 with updated Schedule A dated August 10, 2007. Incorporated by reference to Exhibit 99(N) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A, filed on September 13, 2007.

(o)	Reserved.

(p)	Code of Ethics. Incorporated by reference to Exhibit 99(p) to Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A, filed on March 30, 2007.

Item 24.                     Persons Controlled by or Under Common Control with the Fund.

None.

Item 25.                     Indemnification.

The Registrant is a Delaware statutory trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant’s Declaration and Agreement of Trust at Section 4.3 relating to indemnification of trustees, officers, etc. states the following:

The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series.  No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a vote of Shareholders

5

(excluding Shares owned of record or beneficially by such individual).  In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3.  The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.  The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant maintains a trustees’ and officers’ errors and omissions liability insurance policy protecting trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as trustees or officers.  The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26.                            Business and Other Connections of the Investment Adviser.

(a)          Adviser – Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals.  Lord Abbett Distributor LLC, a limited liability company, serves as its distributor and principal underwriter.

(b)         Partners

Set forth below is information relating to the business, profession, vocation or employment of a substantial nature that each partner of the adviser, is or has been engaged in within the last two fiscal years for his/her own account in the capacity of director, officer, employee, partner or trustee of Lord Abbett.  The principal business address of the following persons is c/o Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

Robert Ball, Bruce Bartlett, Joan A. Binstock , Michael Brooks, Zane E. Brown, Patrick Browne, John Corr, John J. DiChiaro, Sholom Dinsky, Robert Dow, Milton Ezrati, Robert P. Fetch, Daria L. Foster, Daniel H. Frascarelli, Kenneth G. Fuller,  Robert I. Gerber, Michael S. Goldstein, Michael A. Grant,

6

Howard E. Hansen, Gerard Heffernan, Jr., Charles Hofer, Cinda Hughes, Ellen G. Itskovitz, Lawrence H. Kaplan, Jerald Lanzotti, Richard Larsen, Robert A. Lee, Maren Lindstrom, Gregory M. Macosko, Thomas Malone, Charles Massare, Jr., Vincent J. McBride, Paul McNamara, Robert J. Noelke, A. Edward Oberhaus III, F. Thomas O’Halloran, R. Mark Pennington, Walter H. Prahl, Michael Radziemski, Eli M. Salzmann, Harold E. Sharon, Douglas B. Sieg, Richard Sieling, Michael T. Smith, Jarrod Sohosky, Diane Tornejal, Christopher J. Towle, Edward K. von der Linde, and Marion Zapolin.

Item 27.                         Principal Underwriters.

Lord Abbett Distributor LLC serves as principal underwriter for the Registrant.  Lord Abbett Distributor LLC also serves as principal underwriter for the following registered open-end investment companies sponsored by Lord, Abbett & Co. LLC:

(a)                                  Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Municipal Income Trust

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

(b)                 Lord Abbett Distributor LLC is a wholly-owned subsidiary of Lord, Abbett & Co. LLC.  The principal officers of Lord Abbett Distributor LLC are:

Name and Principal Business Address*	Positions and Offices with Lord Abbett Distributor LLC	Positions and Offices with the Registrant

Robert S. Dow	Chief Executive Officer	Chairman and CEO

Lawrence H. Kaplan	General Counsel	Vice President and Secretary

Marion Zapolin	Chief Financial Officer	Not Applicable

John K. Forst	Deputy General Counsel	Vice President and Assistant Secretary

James W. Bernaiche	Chief Compliance Officer	Chief Compliance Officer

* -	Each Officer has a principal business address of:
90 Hudson Street, Jersey City, New Jersey 07302

(c)                                  Not applicable

7

Item 28.                         Location of Accounts and Records.

Registrant maintains the records required by Rules 31a-1(a) and (b) and 31a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”), at its main office.

Lord, Abbett & Co. LLC maintains the records required by Rules 31a-1(f) and 31a-2(e) under the 1940 Act at its main office.

Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of Registrant’s Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3 under the 1940 Act.

Item 29.                         Management Services.

None

Item 30.                         Undertakings.

None.

8

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey as of the 27th day of September, 2007.

LORD ABBETT INVESTMENT TRUST

BY:	/s/ Christina T. Simmons
Christina T. Simmons
Vice President and Assistant Secretary

BY:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Robert S. Dow*	Chairman and Trustee	September 27, 2007
Robert S. Dow

/s/ Daria L. Foster*	President and Trustee	September 27, 2007
Daria L. Foster

/s/ E. Thayer Bigelow*	Trustee	September 27, 2007
E. Thayer Bigelow

/s/ William H. T. Bush*	Trustee	September 27, 2007
William H. T. Bush

/s/ Robert B. Calhoun, Jr.*	Trustee	September 27, 2007
Robert B. Calhoun

/s/ Julie A. Hill*	Trustee	September 27, 2007
Julie A. Hill

/s/ Franklin W. Hobbs*	Trustee	September 27, 2007
Franklin W. Hobbs

/s/ Thomas J. Neff*	Trustee	September 27, 2007
Thomas J. Neff

/s/ James L.L. Tullis*	Trustee	September 27, 2007
James L. L. Tullis

*BY:	/s/ Christina T. Simmons
Christina T. Simmons
Attorney-in-Fact*

POWER OF ATTORNEY

Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Lawrence H. Kaplan, John K. Forst and Christina T. Simmons, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all Registration Statements of each Fund enumerated on Exhibit A hereto for which such person serves as  a Director/Trustee (including Registration Statements on Forms N-1A and N-14 and any amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

Chairman, CEO
/s/ Robert S. Dow	and Director/Trustee	December 12, 2006
Robert S. Dow

President and
/s/ Daria L. Foster	Director/Trustee	December 12, 2006
Daria L. Foster

/s/ E. Thayer Bigelow	Director/Trustee	December 12, 2006
E. Thayer Bigelow

/s/ William H.T. Bush	Director/Trustee	December 12, 2006
William H. T. Bush

/s/ Robert B. Calhoun, Jr.	Director/Trustee	December 12, 2006
Robert B. Calhoun, Jr.

/s Julie A. Hill	Director/Trustee	December 12, 2006
Julie A. Hill

/s/ Franklin W. Hobbs	Director/Trustee	December 12, 2006
Franklin W. Hobbs

/s/ Thomas J. Neff	Director/Trustee	December 12, 2006
Thomas J. Neff

/s/ James L.L. Tullis	Director/Trustee	December 12, 2006
James L.L. Tullis

EXHIBIT A

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Blend Trust

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Large-Cap Growth Fund

Lord Abbett Mid-Cap Value Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Municipal Income Trust

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.